As filed with the Securities and Exchange Commission on May 18, 2005
                                             1933 Act File No. 333-82579
                                             1940 Act File No. 811-09373

                U.S. SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549
                                FORM N-2
                    (Check appropriate box or boxes)

[X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
            [   ] Pre-Effective Amendment No. __
            [   ] Post-Effective Amendment No. __
                                 and/or
[X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
            [X] Amendment No. 15

                 OPPENHEIMER SENIOR FLOATING RATE FUND
            (Exact Name of Registrant Specified in Charter)

              6803 South Tucson Way, Centennial, CO 80112
 (Address of Principal Executive Offices) (Number, Street, City, State,
                               Zip Code)

                             1.800.525.9310
          (Registrant's Telephone Number, Including Area Code)

                             Robert G. Zack
                         OppenheimerFunds, Inc.
 Two World Financial Center, 225 Liberty Street, 11th Floor, New York,
                          New York 10281-1008
    (Name and Address (Number, Street, State, Zip Code) of Agent for
                                Service)

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of the registration

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the
Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box [X]

It is proposed that this filing will become effective (check applicable box):
[ X  ] when declared effective pursuant to section 8(c), or as follows:
The following boxes are included on the basis that the Registrant makes repurchase offers under Rule 23c-3 under the Investment Company Act of
1940 and is making this filing in accordance with Rule 486 under the
Securities Act of 1933.
[   ] immediately upon filing pursuant to paragraph (b)
[   ] on (date) pursuant to paragraph (b)
[   ] 60 days after filing pursuant to paragraph (a)
[   ] on ______________ pursuant to paragraph (a) of Rule 486.
[ ] This post-effective  amendment designates a new effective date for a previously-filed registration statement.

[ ]  This  form  is  filed  to  register  additional  securities  for an offering  pursuant  to Rule  462(b)  under  the  Securities  Act and the
Securities Act registration  statement  number of the earlier  effective registration statement for the same offering is ________.

This Registration  Statement includes a combined  Prospectus pursuant to
Rule 429 of the  Securities  Act of 1933 which  relates to the following earlier Registration Statements filed by the Registrant:
(1)   July 9, 1999, which registered  100,000 Class A shares,  6,000,000
    Class B shares and  3,900,000  Class C shares,  each being shares of beneficial interest having a par value of $0.001 per share;
(2)   December  6, 1999,  which  registered  10,000,000  shares  each of
    Class A,  Class B, and Class C,  each  being  shares  of  beneficial interest having a par value of $0.001 per share;
(3)   May 18,  2000,  which  registered  10,000,000  Class C  shares  of beneficial interest having a par value of $0.001 per share;
(4)   August 21, 2000,  which  registered  10,000,000  Class C shares of beneficial interest having a par value of $0.001 per share;
(5)   November  30, 2000,  which  registered  5,000,000  Class A Shares,
    10,000,000 Class B Shares and 20,000,000 Class C Shares,  each being shares of  beneficial  interest  having a par  value of  $0.001  per share;
(6)   June 4,  2000,  which  registered  10,000,000  Class B Shares,  of beneficial interest having a par value of $0.001 per share; and
(7)   November 17, 2003, which  registered  10,000,000 Class A Shares of beneficial interest having a par value of $0.001 per share;
(8)   June  3,  2004,  which  registered   50,000,000  Class  A  shares,
    10,000,000 Class B shares and 25,000,000 Class C shares,  each being shares of  beneficial  interest  having a par  value of  $0.001  per shares.
(9)   March  2,  2005,  which  registered  100,000,000  Class A  shares,
    50,000,000  Class B shares  and  100,000,000  Class C  shares,  each being  shares of  beneficial  interest  having a par value of $0.001 per shares.
(10)  May 16,  2005,  which  registered  50,000,000  Class A shares  and
    100,000,00 Class C shares,  each being shares of beneficial interest having a par value of $0.001 per shares.

      CALCULATION OF REGISTRATION FEE UNDER SECURITIES ACT OF 1933

---------------------------------------------------------------------------------
                                 Proposed        Proposed
Title         of Amount Being    Maximum Price   Maximum         Amount of
Securities       Registered      Per Unit        Aggregate       Registration
Being Registered                                 Offering Price  Fee
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class A Shares   12,674,506      $9.51           $120,534,522.06 $14,186.92 (1)
of Beneficial
Interest (par
value $.001 per
share)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B Shares   N/A
of Beneficial
Interest (par
value $.001 per
share)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C Shares   40,941,078      $9.52           $389,759,062.56 $45,874.65
of Beneficial                                                    ((2))
Interest (par
value $.001 per
share)
---------------------------------------------------------------------------------
(1)   Calculated  pursuant to Rule  457(d)  based on the net asset value per share of $9.51 on May 16, 2005.
(2)   Calculated  pursuant to Rule  457(d)  based on the net asset value per share of $9.52 on May 16, 2005.

This  Registration  Statement  carries forward the  225,100,000  Class A shares,  96,000,000  Class B shares  and  278,900,000  Class C shares of
beneficial   interest,   par  value  $0.001  per  share,  of  Registrant
previously   registered,   for  which  an  aggregate   of   $276,941.59,
$162,039.80,  and $400,848.22 of registration fees were paid to register shares of the respective classes.

                                          OppenheimerFunds, Inc.
                                          Two World
                                          Financial Center
                                          225 Liberty
                                          Street, 11th Floor
                                          New York, NY
                                          10281-1008

                                    www.oppenheimerfunds.com

                                          May 18, 2005

Dear Oppenheimer Senior Floating Rate Fund Shareholder:

      Due to an administrative oversight, Oppenheimer
Senior Floating Rate Fund Class A shares sold during the
periods from January 10, 2005 through January 30, 2005 and
February 9, 2005 through March 2, 2005 and Class C shares
sold during the periods from September 28, 2004 through
October 28, 2004, November 5, 2004 through January 31, 2005
and February 8, 2005 through March 2, 2005 were not
registered with the Securities and Exchange Commission
under the Securities Act of 1933, as amended.

      Consistent with industry practice, we are offering to
repurchase the unregistered Class A and Class C shares sold
during this period ("Covered Shares") in a rescission
offer.

      You may elect to sell any or all of your Covered
Shares back to the Fund on the terms described, in detail,
in the enclosed materials. Please read these materials
carefully. You should consider whether it is to your
advantage to participate in this rescission offer, which is
open until June ____, 2005.  We recommend that you consult
with your financial advisor before deciding what to do.

      If you wish to accept the offer after reading the
materials, complete the enclosed form and return it in
accordance with the instructions on that form.  If you wish
to take advantage of this Rescission Offer, your reply to
the Fund must be received no later than June ___, 2005.  If
you wish to retain your shares, you should not respond to
this offer.  If you do not respond to this offer,
registration of your shares will occur automatically.

      The Fund's registration as an investment company
under the Investment Company Act of 1940 was not affected
by this administrative oversight. No loss to you or the
Fund has occurred or will occur as a result of this
oversight or the Rescission Offer. The Fund's investment
advisor is absorbing all of the costs of this transaction.
Please see "Description of Rescission Offer" on the
following pages for more details.

      If you have any questions regarding this matter,
please email us via the "Contact Us" section of our
website, www.oppenheimerfunds.com, or call us at
         ------------------------
1-800-225-5671.  We are available Monday through Friday
from 8:00 a.m. to 9:00 p.m. Eastern Time.  We will be glad
to assist you.  We appreciate your confidence in
OppenheimerFunds and look forward to serving you for many
years to come.

      Sincerely,

                                          Brian Wixted
                                          Treasurer

            Description of Rescission Offer for
           Oppenheimer Senior Floating Rate Fund
                 Class A and Class C Shares

      Oppenheimer Senior Floating Rate Fund (the "Fund"),
upon the terms and conditions set forth herein, is offering
to rescind the sales of those Class A and Class C shares of
beneficial interest, $0.01 par value per share (the
"Shares"), sold by the Fund during the periods from January
10, 2005 through January 30, 2005 and February 9, 2005
through March 2, 2005 for Class A shares and from September
28, 2004 through October 28, 2004, November 5, 2004 through
January 31, 2005 and February 8, 2005 through March 2, 2005
for Class C shares (collectively the "Rescission Period").

Amount Being Paid in the Rescission Offer:

      The Fund is offering to repurchase the Shares sold
during the Rescission Period (the "Covered Shares") at a
value computed according to a specified formula. The
computed value for the repurchase of the Shares is (1) the
"consideration paid for the Covered Shares", plus (2)
imputed interest at an annual rate (the "Interest Rate")
from the date of purchase to the date you accept this
offer, less (3) any distributions and dividends declared
and paid to shareholders with respect to the Covered Shares
(this offer is referred to as the "Rescission Offer"). The
Interest Rate for Class A shares shall be 1.59%, which is
the higher of the average 7-day compounded yield or the
average simple annualized return from January 10, 2005, to
March 2, 2005, as published by iMoneyNet for Tier 1 money
market funds.  The Interest Rate for Class C shares shall
be 1.31%, which is the higher of the average 7-day
compounded yield or the average simple annualized return
from September 28, 2004, to March 2, 2005, as published by
iMoneyNet for Tier 1 money market funds.  "Consideration paid for the Covered Shares" is the net asset value ("NAV") of
the shares on the date of purchase plus any front-end sales
charge you paid for the purchase of those shares.

Amount Paid for Dividend Shares:

      If you accept the Rescission Offer, the Fund will
automatically repurchase shares issued by the Fund pursuant
to the reinvestment of dividends and distributions paid on
the Covered Shares, if any, ("Dividend Shares") at the NAV
of such Dividend Shares as of the date of reinvestment,
without interest.

Amount Paid for Redeemed/Exchanged Shares:

      If you have redeemed or exchanged Covered Shares, the
amount paid to you will be reduced by the proceeds of the
redemption or exchange and interest will be paid through
the date of redemption or exchange (rather than the
Expiration Date) of the Rescission Offer, as defined
below.

      There will likely be tax consequences if you elect to
accept the Rescission Offer (see below). If you own your
shares through a retirement account, then you should be
aware that if you accept this Rescission Offer and do not
elect to have the proceeds reinvested into a qualified
retirement plan, then the payment of the proceeds to you
may be deemed to be a premature withdrawal of retirement
plan assets and may be taxable and subject to IRS
penalties.  If you wish the proceeds of the Rescission
Offer to be used to purchase shares of another Oppenheimer
fund (including a fund held under another retirement plan
account), please complete that section of the Acceptance of
Rescission Offer Form.  Otherwise, if you accept the
Rescission Offer, the proceeds will be sent to you by check.

THE RESCISSION OFFER WILL EXPIRE AT 11:59 P.M. EASTERN
TIME, ON JUNE ______, 2005, UNLESS EXTENDED BY THE FUND
("EXPIRATION DATE").

      The Rescission Offer applies only to Class A and
Class C Shares sold by the Fund during the Rescission
Period.  The NAV on March 2, 2005, the last day of the
Rescission Period, was $9.54 for Class A shares and $9.55
for Class C shares. During the Rescission Period, the NAV
for Class A shares ranged from a low of $9.60 on January
10, 2005, to a high of $9.62 on February 28, 2005.  During
the Rescission Period, the NAV for Class C shares ranged
from a low of $9.54 on October 1, 2004, to a high of $9.64
on March 1, 2005.

YOU ARE NOT REQUIRED TO ACCEPT THE RESCISSION OFFER. IF YOU
DO NOT RESPOND TO THE RESCISSION OFFER BY THE EXPIRATION
DATE, YOU WILL BE DEEMED BY THE FUND TO HAVE DECLINED THE
RESCISSION OFFER AND COVERED SHARES HELD BY YOU WILL
AUTOMATICALLY BE DEEMED TO BE REGISTERED SHARES UNDER THE
SECURITIES ACT OF 1933, AS AMENDED, WITHOUT ANY FURTHER
ACTION ON YOUR PART.

      This document, together with Appendix I hereto and
the enclosed prospectus for the Fund dated September 27,
2004, as amended February 18, 2005 and May 16, 2005 (the
"Prospectus"), are designed to provide you with information
you should know before determining whether to accept or
reject the Rescission Offer. A Statement of Additional
Information for the Fund dated September 27, 2004, as
revised on February 2, 2005, and as supplemented on
February 18, 2005, is incorporated into the Prospectus by
reference. The Fund's Statement of Additional Information
is available without charge from the Fund's principal
underwriter, OppenheimerFunds Distributor, Inc., P.O. Box
5270, Denver, CO 80217 or by calling 1-800-225-5677.

      The Fund has filed with the Securities and Exchange
Commission (the "Commission") a Registration Statement on
Form N-2 (together with all amendments, schedules and
exhibits, referred to as the "Registration Statement")
under the Securities Act of 1933, as amended (the
"Securities Act"), and the Investment Company Act of 1940,
as amended, relating to the Rescission Offer.  As permitted
by the rules and regulations of the Commission, this
Prospectus does not contain all of the information set
forth in the Registration Statement, of which this
Prospectus (and the Statement of Additional Information) is
a part. The Registration Statement, including the exhibits
and schedules thereto, may be inspected, without charge, at
the public reference facilities of the Commission, and
copies may be obtained therefrom upon payment of the
Commission's customary charges.
--------------------------------------------------------------------------------
THE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY SHARES
OFFERED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS
PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

Background and Reasons for the Rescission Offer:

      The Securities Act requires that Shares of the Fund
to be offered for sale be registered under that Act. During
the Rescission Period, 12,674,505.794 Class A Covered
Shares and 40,941,077.735 Class C Covered Shares were sold
without registration under the Securities Act due to an
inadvertent administrative error in calculating the number
of registered Shares available for sale. This Rescission
Offer is made to remedy the oversight in connection with
the registration of Shares of the Fund and to offer you
Shares of the Fund that have been registered with the
Commission.  The Fund's Board of Trustees has approved the
Rescission Offer.

      If the sale of Covered Shares during the Rescission
Period violated registration provisions of the Securities
Act, purchasers of Covered Shares during the Rescission
Period may have the right to have their purchases rescinded
by the Fund.  For purposes of the federal securities laws,
non-acceptance of the Rescission Offer might not terminate
a shareholder's right to bring a civil action against the
Fund before expiration of the applicable statute of
limitations.  The statute of limitations under the
Securities Act for enforcement of such rights by a
shareholder is one year after the date of the sale of
Covered Shares sold in violation of the federal
registration requirements, but in no event later than three
years after the Covered Shares were offered to the
shareholders.  Fund Management believes that, in any
litigation initiated by a shareholder who does not accept
the Rescission Offer, the shareholder would not be entitled
to any compensation greater than that offered here.  In any
such litigation, the Fund intends to assert, among other
defenses, that such shareholder, not having accepted this
Rescission Offer, is estopped or otherwise precluded from
asserting such claims.

Evaluating Whether to Accept the Rescission Offer:

On May __, 2005, the NAV for Class A shares was $_____ and
the NAV for Class C shares was $_____.  The Fund cannot
currently predict the NAV per Share prior to and on the
Expiration Date.  It would likely be in the economic
interest of a shareholder to accept the Rescission Offer if
the per Share amount payable by the Fund pursuant to the
Rescission Offer is greater than the NAV per Share on the
Expiration Date.   Shareholders who previously redeemed or
exchanged some or all of their Covered Shares would be able
to receive a payment under the Rescission Offer if the
total return on the redeemed or exchanged Covered Shares
(that is, the proceeds of the redemption or exchange, plus
any dividends or distributions paid on the Covered Shares
while they were held by the shareholder) is less than the
amount payable pursuant to the formula under the Rescission
Offer.  For Class A shares, the annualized rate of
distributions declared from January 10, 2005, through March
2, 2005, (the "Distribution Rate") averaged 5.86%.
For Class C shares, the annualized rate of
distributions declared from September 28, 2004, through
March 2, 2005, (the "Distribution Rate") averaged 5.05%.
Both of these Distribution Rates exceed the
annualized Interest Rate payable pursuant to the Rescission
Offer.  The current Distribution Rate and NAV per Share may
be obtained by calling an OppenheimerFunds shareholder
representative at 1-800-225-5677 or by checking our website
at www.oppenheimerfunds.com.
   ------------------------

Source of Funds:

      OppenheimerFunds, Inc. ("OFI"), the Fund's investment
manager, has agreed to pay all costs associated with the
Rescission Offer (i.e., legal and accounting expenses and
printing and mailing expenses) and any loss to the Fund
resulting from the Rescission Offer.  None of the costs
will be borne by you or the Fund.

How to Accept or Decline the Rescission Offer:

      Acceptance of the Rescission Offer is optional if you
purchased Covered Shares. YOU ARE NOT REQUIRED TO ACCEPT
THE RESCISSION OFFER. IF YOU DO NOT RESPOND TO THE
RESCISSION OFFER BY THE EXPIRATION DATE, YOU WILL BE DEEMED
BY THE FUND TO HAVE DECLINED THE RESCISSION OFFER AND
COVERED SHARES HELD BY YOU WILL AUTOMATICALLY BE DEEMED TO
BE REGISTERED SHARES UNDER THE SECURITIES ACT EFFECTIVE AS
OF THE DATE OF THIS PROSPECTUS, WITHOUT ANY FURTHER ACTION
ON YOUR PART.

      If you elect to accept the Rescission Offer, you must
detach and complete the enclosed "Acceptance of Rescission
Offer" form and return it to the Fund, c/o OppenheimerFunds
Distributor, Inc., P.O. Box 5270, Denver, CO 80217 or, if
via overnight delivery, 10200 East Girard Avenue, Building
D, Denver, CO 80231 as soon as practicable after the date
of receipt of this Prospectus so that it is received no
later than the Expiration Date. The Fund will not accept or
honor any forms received after the Expiration Date. You may
withdraw your acceptance of the Rescission Offer by written
notice satisfactory to the Fund at the address shown on the
Acceptance of Rescission Offer Form at any time prior to
the Expiration Date.

      IF YOU DO NOT NOTIFY THE FUND IN WRITING OF YOUR
ACCEPTANCE OF THE RESCISSION OFFER ON OR PRIOR TO THE
EXPIRATION DATE, YOU WILL BE DEEMED TO HAVE REJECTED THE
RESCISSION OFFER. HOWEVER, SUCH REJECTION MIGHT NOT
TERMINATE YOUR LEGAL RIGHTS.

U.S. Federal Income Tax Consequences:

      Although the tax consequences of the Rescission Offer
are not entirely clear, if you accept the Rescission Offer,
you should be treated for U.S. federal income tax purposes
as selling your Covered Shares and Dividend Shares in a
taxable transaction.  That transaction generally will
result in the recognition of taxable gain or loss to you,
depending on whether the amount of the Fund's payment for
the tendered Shares exceeds or is less than your tax basis
for the Shares.  In exchange for your Covered Shares, you
will receive: (1) the NAV plus any applicable front-end
sales charge you paid for any Covered Shares on the date
you purchased such Shares, plus (2) interest at the rate of
1.59% for Class A shares and 1.31% for Class C shares per
year for the period that you held the Covered Shares, less
(3) the dividends you received on such Shares.  Your basis
in your Covered Shares generally should equal the price you
paid for the Covered Shares on the date you purchased
them.  Thus, you should have a taxable gain on the sale of
your Covered Shares pursuant to the Rescission Offer if and
to the extent the amount of interest described in (2) above
is greater than the amount of dividends you received on
your Covered Shares.  Similarly, you should have a taxable
loss on the sale of your Covered Shares pursuant to the
Rescission Offer if and to the extent the amount of
dividends you received on your Covered Shares exceeds the
amount of interest described in (2) above.

      In exchange for your Dividend Shares, you will
receive the NAV of the Dividend Shares on the date you
acquired such Shares.  Because this amount should equal
your tax basis in your Dividend Shares, you should not have
a taxable gain or loss as a result of the sale of your
Dividend Shares pursuant to the Rescission Offer.

      Any taxable gain or loss you recognize on the sale of
Shares pursuant to the Rescission Offer will be a
short-term capital gain or loss since you would have held
the Shares for less than one year.  If you are a "Non-U.S.
Shareholder," however, you should not be subject to U.S.
federal income tax on any gain realized as a result of
tendering your Shares pursuant to the Rescission Offer
unless such Shares were held in connection with a U.S.
trade or business.  (A "Non-U.S. Shareholder" means any
shareholder that is not a "U.S. Shareholder."  A "U.S.
Shareholder" means a shareholder that is one of the
following: (i) an individual who is a citizen or resident
of the United States; (ii) a corporation or other entity
taxable as a corporation created or organized in or under
the laws of the United States or a political subdivision
thereof; (iii) an estate, the income of which is subject to
U.S. federal income tax regardless of its source; (iv) a
trust, if a U.S. court can exercise primary supervision
over the administration of the trust and one or more U.S.
persons can control all substantial trust decisions, or, if
the trust was in existence on August 20, 1996, and has
elected to continue to be treated as a U.S. person; or
(v) a person whose worldwide income or gain is otherwise
subject to U.S. federal income tax on a net income basis.)

      For Redemptions or Exchanges.  As noted above,
      -----------------------------
shareholders who previously redeemed or exchanged some or
all of their Covered Shares will also be able to receive a
payment under the Rescission Offer if the total return on
the redeemed or exchanged Shares is less than the amount
payable pursuant to the formula under the Rescission
Offer.  In such a case, any additional payment received
under the Rescission Offer would likely be treated as
additional consideration received in exchange for the
Covered Shares.

      For Retirement Accounts.  If the holder of Covered
      ------------------------
Shares is an IRA or other qualified retirement or benefit
plan account, then any gain that would otherwise result
from a tender of Covered Shares under the Rescission Offer
will not be taxed until the retirement account makes a
distribution.  If you own your shares through a retirement
account, then you should be aware that if you accept this
Rescission Offer and do not elect to have the proceeds
reinvested into a qualified retirement plan, then the
payment of the proceeds to you may be deemed to be a
premature withdrawal of retirement plan assets and may be
taxable and subject to IRS penalties.

This transaction may have additional tax implications for
you that may depend on your own situation, including state,
local and foreign tax consequences.  You should consult
with your tax adviser with respect to the tax treatment and
consequences to you of the Rescission Offer.

RESCISSION OFFEREE'S ACCEPTANCE OF RESCISSION OFFER
---------------------------------------------------

      YOU MAY ELECT TO ACCEPT OR REJECT THE RESCISSION
OFFER. IF YOU WISH TO REJECT THE RESCISSION OFFER, DO NOT
COMPLETE OR RETURN THIS FORM. YOU DO NOT HAVE TO DO
ANYTHING TO REJECT THE RESCISSION OFFER.

      IF YOU WISH TO ACCEPT THE RESCISSION OFFER, PLEASE
COMPLETE, SIGN AND RETURN THIS FORM BY FOLLOWING THE
INSTRUCTIONS CONTAINED IN THE APPENDIX I.

Use the following address for requests by mail:
      OppenheimerFunds Distributor, Inc.
      P.O. Box 5270
      Denver, CO 80217

Send courier or express mail requests to:
      OppenheimerFunds Distributor, Inc.
      10200 East Girard Avenue
      Building D
      Denver, CO 80231

Oppenheimer Senior Floating Rate
Fund Rescission of Unregistered Shares Form
------------------------------------------------------------

Ladies and Gentlemen:

I acknowledge receipt of the Description of Rescission
Offer and the Prospectus of Oppenheimer Senior Floating
Rate Fund (the "Fund") dated September 27, 2004, as amended
February 18, 2005, and May 16, 2005, (the "Prospectus"),
pursuant to which the Fund offers, upon the terms and
conditions set forth in the Description of the Rescission
Offer, to rescind sales (the "Rescission Offer") of Class A
shares of the Fund sold during the period January 10, 2005,
through January 30, 2005, and February 9, 2005, through
March 2, 2005, and Class C shares of the Fund sold during
the period of  September 28, 2004, through October 28,
2004, November 5, 2004, through January 31, 2005, and
February 8, 2005, through March 2, 2005 (the "Covered
Shares").

I hereby accept, on the terms set forth in this Prospectus,
the Rescission Offer for the Shares described on the back
of this form, which I represent are Covered Shares. I
understand that as a result of accepting the Rescission
Offer, I will no longer hold the Shares tendered herewith
for repurchase pursuant to the Rescission Offer and that
the payment I receive may be less than the net asset value
of the Shares.

THIS FORM SHOULD BE MAILED TO THE FUND AT THE ADDRESS BELOW
AS SOON AS PRACTICABLE, SO THAT IT IS RECEIVED NO LATER
THAN THE EXPIRATION DATE OF THE RESCISSION OFFER,
___________, 2005 (THE "EXPIRATION DATE") UNLESS EXTENDED
BY THE FUND.

Use the following address for requests by mail:
      OppenheimerFunds Distributor, Inc.
      P.O. Box 5270
      Denver, CO 80217

Send courier or express mail requests to:
      OppenheimerFunds Distributor, Inc.
      10200 East Girard Avenue
      Building D
      Denver, CO 80231

IF YOU DO NOT WISH TO RESCIND YOUR PURCHASE OF SHARES, YOU
DO NOT NEED TO SEND THIS FORM BACK.

If you wish to accept the Rescission Offer, please complete
the following, as applicable. If you accept the Rescission
Offer, a check will be mailed to the address of record on
your account unless you have elected to have the proceeds
used to purchase shares of another Oppenheimer fund.  If
additional shares of the Fund were issued to you pursuant
to the reinvestment of dividends paid on Class A or Class C
shares sold during the Rescission Period, the issuance of
such shares also will be rescinded automatically if you
accept the Rescission Offer.

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___ I hereby tender all Covered Shares held by me      - OR
-

___ I hereby tender only the Covered Shares that were
purchased by me in the following amounts on the following
dates:
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___ I would like the proceeds sent to my address of record
 - OR -

___ I would like the proceeds used to purchase shares in
the following Oppenheimer fund account:
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Substitute W-9 provision
------------------------

By signing below, I certify, under penalties of perjury,
that:

1.    The Social Security number or taxpayer ID number I
      provided below is correct.
2.    I am not subject to backup withholding because
A.    I am exempt from backup withholding;
B.    I have not been notified by the IRS that I am subject
            to backup withholding as a result of a failure
            to report all interest or dividends; or
C.    The IRS has notified me that I am no longer subject
            to backup withholding.

I understand that if my shares are held in a retirement
account and I elect to tender my shares pursuant to this
Rescission Offer and have the proceeds paid directly to me
(rather than having them reinvested into a qualified
retirement plan), then the proceeds to me may be deemed to
be a premature withdrawal of retirement plan assets and may
be taxable and subject to IRS penalties.

Signature of all owner(s) of the Account

-----------------------------------------------

-----------------------------------------------

Signature Guarantee: (required for amounts greater than
$100,000)

We guarantee the signatures on this form and the legal
capacity of the signers.

______________________________________________ Signature
Guarantee

A trust or corporate account should contact
OppenheimerFunds Services at 1-800-225-5677 to determine if
additional documentation of the signatory's authority to
sign for the account is required.

                                   APPENDIX I
INSTRUCTIONS
------------

1.    Guarantee of Signatures. Signatures on the Acceptance
      -----------------------
      of Rescission Offer Form need not be guaranteed
      unless an instrument of transfer is required as
      described in Instruction 3 below or the proceeds of
      the Rescission Offer will exceed $100,000 and you
      choose to receive a check for the proceeds. Signature
      guarantees may be obtained from a bank, a member firm
      of a national stock exchange or another eligible
      guarantor institution. Please contact your financial
      advisor firm representative or OppenheimerFunds
      Distributor, Inc. at 1-800-225-5677 for more
      information on signature guarantees and how to obtain
      them.

2.    Delivery of Acceptance of Rescission Offer Forms;
      --------------------------------------------------
      Withdrawal. To accept the Rescission Offer, you must
      ----------
      properly complete and duly execute and mail or
      deliver this Acceptance of Rescission Offer Form,
      together with certificate(s), if any, representing
      Shares to be surrendered in acceptance of the
      Rescission Offer, and with any other required
      documents, to the Fund at the address set forth on
      the Form. IN ORDER TO ACCEPT THE RESCISSION OFFER,
      ALL MATERIALS MUST BE RECEIVED BY THE FUND NO LATER
      THAN JUNE____, 2005 ("EXPIRATION DATE").

      The Fund reserves the absolute right to reject any
      and all surrenders of Shares and Acceptance of
      Rescission Offer Forms (i) that are not in proper
      form or otherwise not valid or (ii) the acceptance of
      which would be, in the opinion of the Fund's counsel,
      unlawful. The Fund's interpretation of the terms and
      conditions of the Rescission Offer, this Acceptance
      of Rescission Offer Form and the Instructions hereto
      will be final and binding. The Fund reserves the
      absolute right to waive any defect or irregularity in
      the surrender of Shares or Acceptance of Rescission
      Offer Forms.

      Acceptance of the Rescission Offer may be withdrawn
      by a Rescission Offeree by written notice
      satisfactory to the Fund delivered to the address
      shown on this Acceptance of Rescission Form at any
      time prior to the Expiration Date.

3.    Signatures on the Rescission Offer Acceptance Form.
      --------------------------------------------------
      This Acceptance of Rescission Offer Form is to be
      completed and signed by each Rescission Offeree that
      desires to accept the Rescission Offer. If Shares
      surrendered hereby are owned of record by two or more
      joint owners, all such owners must sign this
      Acceptance of Rescission Offer Form. If any such
      Shares are registered in multiple names, all owners
      must sign the Acceptance of Rescission Offer Form.
      Except as provided below, signatures must correspond
      exactly with the names in which the shares are
      registered.

      If a person other than the registered owner(s)
      surrenders shares for rescission, such instructions
      must be signed by the person surrendering such shares
      with his/her signature guaranteed as noted above.
      Additionally, such surrender instructions must be
      accompanied by the documents evidencing the
      surrendering person's authority to act on behalf of
      the registered owner(s). In order to determine what
      is acceptable in terms of establishing the
      surrendering person's authority, please contact
      OppenheimerFunds Distributor, Inc. at 1-800-225-5677.

4.    Questions and Requests for Assistance or Additional
      ----------------------------------------------------
      Copies. Questions and requests for assistance may be
      ------
      directed to the Fund, c/o OppenheimerFunds
      Distributor, Inc., P.O. Box 5270, Denver, CO 80217 or
      by calling 1-800-225-5677.

5.    Form W-9 and Taxpayer Identification Number. Federal
      -------------------------------------------
      income tax law requires any Rescission Offeree
      accepting the Rescission Offer to provide the Fund
      with a correct Taxpayer Identification Number ("TIN")
      by completing the backup withholding information and
      certification on the Acceptance of Rescission Offer
      Form. In the case of a Rescission Offeree who is an
      individual, the TIN is his or her social security
      number. Failure to provide the Fund with a correct
      TIN may subject the Rescission Offeree to a penalty
      and to backup withholding at a rate of 28% on any
      payments made to the Rescission Offeree pursuant to
      the Rescission Offer. Certain shareholders
      (including, among others, most corporations and
      certain foreign persons) are exempt from backup
      withholding requirements. A shareholder should
      consult his or her tax adviser as to his or her
      qualification for exemption and the procedure for
      obtaining an exemption.

6.    Delivery. The method of delivery of this Acceptance
      --------
      of Rescission Offer Form and all other required
      documents is at the election and risk of the holder
      and the delivery will be deemed made only when
      actually received by the Fund. If delivery is to be
      made by mail, it is recommended that it be sent with
      return receipt requested and properly insured.

      Delivery of this Acceptance of Rescission Offer Form
      to an address other than the Fund c/o
      OppenheimerFunds Distributor, Inc., P.O. Box 5270,
      Denver, CO 80237 or, if via overnight delivery, 10200
      East Girard Avenue, Denver, CO 80231 will not
      constitute a valid acceptance.

           OPPENHEIMER SENIOR FLOATING RATE FUND

             Supplement dated February 18, 2005
         to the Prospectus dated September 27, 2004

This  supplement  amends the Prospectus  dated September 27,
2004.  The supplement dated November 16, 2004 is withdrawn.

This Prospectus is revised as follows:

1. The section titled "Pending Litigation" at the end of
section of the Prospectus captioned "ABOUT THE FUND - HOW
THE FUND IS MANAGED," on page 31, should be deleted in its
entirety and replaced with the following:

      PENDING LITIGATION.  A consolidated amended
      complaint has been filed as putative derivative
      and class actions against the Manager,
      Distributor and Transfer Agent, as well as 51 of
      the Oppenheimer funds (collectively the "funds")
      including the Fund, 31 present and former
      Directors or Trustees and 9 present and former
      officers of certain of the Funds. This
      complaint, filed in the U.S. District Court for
      the Southern District of New York on January 10,
      2005, consolidates into a single action and
      amends six individual previously-filed putative
      derivative and class action complaints. Like
      those prior complaints, the complaint alleges
      that the Manager charged excessive fees for
      distribution and other costs, improperly used
      assets of the funds in the form of directed
      brokerage commissions and 12b-1 fees to pay
      brokers to promote sales of the funds, and
      failed to properly disclose the use of fund
      assets to make those payments in violation of
      the Investment Company Act and the Investment
      Advisers Act of 1940. Also, like those prior
      complaints, the complaint further alleges that
      by permitting and/or participating in those
      actions, the Directors/Trustees and the Officers
      breached their fiduciary duties to Fund
      shareholders under the Investment Company Act
      and at common law.  The complaint seeks
      unspecified compensatory and punitive damages,
      rescission of the funds' investment advisory
      agreements, an accounting of all fees paid, and
      an award of attorneys' fees and litigation
      expenses.

            The Manager and the Distributor believe
      the claims asserted in these law suits to be
      without merit, and intend to defend the suits
      vigorously. The Manager and the Distributor do
      not believe that the pending actions are likely
      to have a material adverse effect on the Fund or
      on their ability to perform their respective
      investment advisory or distribution agreements
      with the Fund.

2.  In the section entitled "How Can You Buy Class A
      Shares?", the following is added after the chart
      depicting Class A share sales charges on page 38.

      Due to rounding, the actual sales charge for a
      particular transaction may be higher or lower than
      the rates listed above.

3.  Effective March 18, 2005, the first paragraph of the
section entitled "Letters of Intent" in the section
entitled "Can You Reduce Class A Sales Charges?" on page 38
is replaced with the following:

      You may also qualify for reduced Class A sales
      charges by submitting a Letter of Intent to the
      Distributor. A Letter of Intent is a written
      statement of your intention to purchase a specified
      value of Class A, Class B or Class C shares of the
      Fund or other Oppenheimer funds over a 13-month
      period. The total amount of your intended purchases
      of Class A, Class B and Class C shares will determine
      the reduced sales charge rate that will apply to your
      Class A share purchases of the Fund during that
      period. You can choose to include purchases made up
      to 90 days before the date that you submit a Letter.
      Your Class A shares of Oppenheimer Money Market Fund,
      Inc. or Oppenheimer Cash Reserves on which you did
      not pay a sales charge will not be counted for this
      purpose. Submitting a Letter of Intent does not
      obligate you to purchase the specified amount of
      shares. You can also apply the Right of Accumulation
      to these purchases.

4.  Effective March 18, 2005, the first two sentences of
the first paragraph of the section entitled "Right of
Accumulation" in the section entitled "Can You Reduce Class
A Sales Charges?" on page 39 are replaced with the
following:

      To qualify for the reduced Class A sales charge
      that would apply to a larger purchase than you
      are currently making (as shown in the table
      above), you can add the value of any Class A,
      Class B or Class C shares of the Fund or other
      Oppenheimer funds that you or your spouse
      currently own, or are currently purchasing, to
      the value of your Class A share purchase. Your
      Class A shares of Oppenheimer Money Market
      Fund, Inc. or Oppenheimer Cash Reserves on
      which you did not pay a sales charge will not
      be counted for this purpose.

5.   The second paragraph of the section titled "Class A
Early Withdrawal Charge" beginning on page 40, under "How
to Buy Shares" is deleted in its entirety and replaced with
the following: The Distributor pays dealers of record
concessions in an amount equal to 0.50% of purchases of $1
million or more other than purchases by grandfathered
retirement accounts.  For grandfathered retirement
accounts, the concession is 0.75% of the first $2.5 million
of purchases plus 0.25% of purchases in excess of $2.5
million.  In either case, the concession will not be paid
on purchases of shares by exchange or that were previously
subject to a front-end sales charge and dealer concession.

6. The section titled "How to Exchange Shares" in the
section of the Prospectus captioned "ABOUT YOUR ACCOUNT,"
on page 52, should be deleted in its entirety and replaced
with the following:

                             7

How to Exchange Shares

If you want to change all or part of your investment from
one Oppenheimer fund to another, you can exchange your
shares for shares of the same class of another Oppenheimer
fund that offers the exchange privilege. For example, you
can exchange Class A shares of the Fund only for Class A
shares of another fund. You may exchange your shares of the
Fund only in connection with a quarterly Repurchase Offer.
To exchange shares, you must meet several conditions:

o     Your request must comply with the terms of the
            Repurchase Offer.

o     Shares of the fund selected for exchange must be
            available for sale in your state of residence.

   o  The prospectuses of the selected fund must offer the
      exchange privilege.
   o  You must hold the shares you buy when you establish
      an account for at least seven days before Repurchase
      Request Deadline before you can exchange them in a
      Repurchase Offer. After your account is open for
      seven days, you can exchange shares in accordance
      with the Repurchase Procedures as described above,
      subject to the limitations described below.
   o  You must meet the minimum purchase requirements for
      the selected fund.
   o  Generally, exchanges may be made only between
      identically registered accounts, unless all account
      owners send written exchange instructions with a
      signature guarantee.
   o  Before exchanging into a fund, you must obtain its
      prospectus and should read it.

      For tax purposes, an exchange of shares of the Fund
   is considered a sale of those shares and a purchase of
   the shares of the fund to which you are exchanging. An
   exchange may result in a capital gain or loss.

         You can find a list of the Oppenheimer funds that
   are currently available for exchanges in the Statement
   of Additional Information or you can obtain a list by
   calling a service representative at 1.800.225.5677. The
   funds available for exchange can change from time to
   time. There are a number of other special conditions and
   limitations that apply to certain types of exchanges. In
   some cases, Early Withdrawal Charges may be imposed on
   exchange transactions. In general, an Early Withdrawal
   Charge is not imposed on exchanges of shares that are
   subject to an Early Withdrawal Charge.
   However, if you exchange shares that are subject to an
   Early Withdrawal Charge, the Early Withdrawal Charge
   holding period will be carried over to the acquired
   shares and the contingent deferred sales charge
   applicable to that Fund may be imposed if those shares
   are redeemed before the end of that holding period.
   These conditions and circumstances are described in
   detail in the "How to Exchange Shares" section in the
   Statement of Additional Information.

HOW DO YOU SUBMIT EXCHANGE REQUESTS? When you receive
notice of a Repurchase Offer, you may submit your exchange
request in writing by telephone.

Written Exchange Requests. Send an OppenheimerFunds
      Exchange Request form, signed by all owners of the
      account, to the Transfer Agent at the address on the
      back cover before the Repurchase Request Deadline.
      Exchanges of shares for which share certificates have
      been issued cannot be processed unless the Transfer
      Agent receives the certificates with the request.

Telephone and Exchange Requests. Telephone exchange
      requests may be made either by calling a service
      representative or by using PhoneLink by calling
      1.800.225.5677.  Telephone and exchanges may be made
      only during a Repurchase Offer and between accounts
      that are registered with the same name(s) and
      address. Shares for which share certificates have
      been issued may not be exchanged by telephone.

Please refer to "How to Exchange Shares" in the Statement
of Additional Information for more details.

ARE THERE LIMITATIONS ON FREQUENT PURCHASES, REPURCHASES
AND EXCHANGES?

Risks from Excessive Purchase, Repurchase and Short-Term
Exchange Activity. The OppenheimerFunds exchange privilege
affords investors the ability to switch their investments
among Oppenheimer funds if their investment needs change.
However, there are limits on that privilege. Frequent
purchases, repurchases and exchanges of fund shares may
interfere with the Manager's ability to manage the fund's
investments efficiently, increase the fund's transaction
and administrative costs and/or affect the fund's
performance, depending on various factors, such as the size
of the fund, the nature of its investments, the amount of
fund assets the portfolio manager maintains in cash or cash
equivalents, the aggregate dollar amount and the number and
frequency of trades. If large dollar amounts are involved
in exchange and/or repurchase transactions, the Fund might
be required to sell portfolio securities at unfavorable
times to meet repurchase or exchange requests, and the
Fund's brokerage or administrative expenses might be
increased.

Therefore, the Manager and the Fund's Board of Trustees
have adopted the following policies and procedures to
detect and prevent frequent and/or excessive exchanges,
and/or purchase and repurchase activity, while balancing
the needs of investors who seek liquidity from their
investment and the ability to exchange shares as investment
needs change. There is no guarantee that the policies and
procedures described below will be sufficient to identify
and deter excessive short-term trading.

o     Timing of Exchanges.  Exchanged shares are normally
      redeemed from one fund and the proceeds are
      reinvested in the fund selected for exchange on the
      same regular business day on which the Transfer Agent
      or its agent (such as a financial intermediary
      holding the investor's shares in an "omnibus" or
      "street name" account) receives an exchange request
      that conforms to these policies. A request to
      exchange shares from the Fund must be made during a
      Repurchase Offer and received before the Repurchase
      Request Deadline. However, the Transfer Agent may
      delay the reinvestment of proceeds from an exchange
      for up to five business days if it determines, in its
      discretion, that an earlier transmittal of the
      repurchase proceeds to the receiving fund would be
      detrimental to either the fund from which the
      exchange is made or the fund to which the exchange is
      made.

o     Limits on Disruptive Activity. The Transfer Agent
      may, in its discretion, limit or terminate trading
      activity by any person, group or account  that it
      believes would be disruptive, even if the activity
      has not exceeded the policy outlined in this
      Prospectus. The Transfer Agent may review and
      consider the history of frequent trading activity in
      all accounts in the Oppenheimer funds known to be
      under common ownership or control as part of the
      Transfer Agent's procedures to detect and deter
      excessive trading activity.

o     Exchanges of Client Accounts by Financial Advisers.
      The Fund and the Transfer Agent permit dealers and
      financial intermediaries to submit exchange requests
      on behalf of their customers (unless the customer has
      revoked that authority). The Distributor and/or the
      Transfer Agent have agreements with a number of
      financial intermediaries that permit them to submit
      exchange orders in bulk on behalf of their clients.
      Those intermediaries are required to follow the
      exchange policy stated in this Prospectus and to
      comply with additional, more stringent restrictions.
      Those additional restrictions include limitations on
      the funds available for exchanges, the requirement to
      give advance notice of exchanges to the Transfer
      Agent, and limits on the amount of client assets that
      may be invested in a particular fund. A fund or the
      Transfer Agent may limit or refuse bulk exchange
      requests submitted by such financial intermediaries
      if, in the Transfer Agent's judgment, exercised in
      its discretion, the exchanges would be disruptive to
      any of the funds involved in the transaction.

o     Repurchases of Shares.  These exchange policy limits
      do not apply to repurchases of shares. Shareholders
      are permitted to tender their shares for repurchase
      in accordance with the Repurchase Procedures outlined
      above.

o     Right to Refuse Exchange and Purchase Orders.  The
      Distributor and/or the Transfer Agent may refuse any
      purchase or exchange order in their discretion and
      are not obligated to provide notice before rejecting
      an order. The Fund may amend, suspend or terminate
      the exchange privilege at any time. You will receive
      60 days' notice of any material change in the
      exchange privilege unless applicable law allows
      otherwise.

o     Right to Terminate or Suspend Account Privileges.
      The Transfer Agent may send a written warning to
      direct shareholders who the Transfer Agent believes
      may be engaging in excessive purchases, repurchase
      and/or exchange activity and reserves the right to
      suspend or terminate the ability to purchase shares
      and/or exchange privileges for any account that the
      Transfer Agent determines, in carrying out these
      policies and in the exercise of its discretion, has
      engaged in disruptive or excessive trading activity.
o     Omnibus Accounts.  If you hold your shares of the
      Fund through a financial intermediary such as a
      broker-dealer, a bank, an insurance company separate
      account, an investment adviser, an administrator or
      trustee of a retirement plan or 529 plan that holds
      your shares in an account under its name (these are
      sometimes referred to as "omnibus" or "street name"
      accounts), that financial intermediary may impose its
      own restrictions or limitations to discourage
      short-term or excessive trading. You should consult
      your financial intermediary to find out what trading
      restrictions, including limitations on exchanges,
      they may apply to you.

    While the Fund, the Distributor, the Manager and the
    Transfer Agent encourage financial intermediaries to
    apply the Fund's policies to their customers who invest
    indirectly in the Fund, the Transfer Agent may not be
    able to apply this policy to accounts such as (a)
    accounts held in omnibus form in the name of a
    broker-dealer or other financial institution, or (b)
    omnibus accounts held in the name of a retirement plan
    or 529 plan trustee or administrator, or (c) accounts
    held in the name of an insurance company for its
    separate account(s), or (d) other accounts having
    multiple underlying owners but registered in a manner
    such that the underlying beneficial owners are not
    identified to the Transfer Agent.

    Therefore the Transfer Agent might not be able to
    detect excessive short term trading activity
    facilitated by, or in accounts maintained in, the
    "omnibus" or "street name" accounts of a financial
    intermediary. However, the Transfer Agent will attempt
    to monitor overall purchase and repurchase activity in
    those accounts to seek to identify patterns that may
    suggest excessive trading by the underlying owners.  If
    evidence of possible excessive trading activity is
    observed by the Transfer Agent, the financial
    intermediary that is the registered owner will be asked
    to review account activity, and to confirm to the
    Transfer Agent and the fund that appropriate action has
    been taken to curtail any excessive trading activity.
    However, the Transfer Agent's ability to monitor and
    deter excessive short-term trading in omnibus or street
    name accounts ultimately depends on the capability and
    cooperation of the financial intermediaries controlling
    those accounts.

    The Fund's Board has adopted additional policies and
    procedures to detect and prevent frequent and/or
    excessive exchanges and purchase and repurchase
    activity. Those additional policies and procedures will
    take effect on June 20, 2005:

o     30-Day Limit.  A direct shareholder may exchange all
            or some of the shares of the Fund held in his
            or her account to another eligible Oppenheimer
            fund during a Repurchase Offer. Shareholders
            may exchange shares of other eligible funds for
            shares of the Fund on a regular business day in
            accordance with the terms outlined in that
            Fund's prospectus.  When shares are exchanged
            into another fund account, that account will be
            "blocked" from further exchanges into another
            fund for a period of 30 calendar days from the
            date of the exchange. The block will apply to
            the full account balance and not just to the
            amount exchanged into the account. For example,
            if a shareholder exchanged $1,000 from the Fund
            into another fund in which the shareholder
            already owned shares worth $10,000, then,
            following the exchange, the full account
            balance ($11,000 in this example) would be
            blocked from further exchanges into another
            fund for a period of 30 calendar days. A
            "direct shareholder" is one whose account is
            registered on the Fund's books showing the
            name, address and tax ID number of the
            beneficial owner.

o     Exchanges Into Money Market Funds.  In accordance
            with the Repurchase Procedures, a direct
            shareholder will be permitted to exchange
            shares of the Fund for shares of a money market
            fund in accordance with the Repurchase
            Procedures, even if the shareholder has
            exchanged shares into the Fund during the prior
            30 days. However, all of the shares held in
            that money market fund would then be blocked
            from further exchanges into another fund for 30
            calendar days.

o     Dividend Reinvestments/B Share Conversions.
            Reinvestment of dividends or distributions from
            one fund to purchase shares of another fund and
            the conversion of Class B shares into Class A
            shares will not be considered exchanges for
            purposes of imposing the 30-day limit.

o     Asset Allocation.  Third-party asset allocation and
            rebalancing programs will be subject to the
            30-day limit described above. Asset allocation
            firms that want to exchange shares held in
            accounts on behalf of their customers must
            identify themselves to the Transfer Agent and
            execute an acknowledgement and agreement to
            abide by these policies with respect to their
            customers' accounts. "On-demand" exchanges
            outside the parameters of portfolio rebalancing
            programs will be subject to the 30-day limit.
            However, investment programs by other
            Oppenheimer "funds-of-funds" that entail
            rebalancing of investments in underlying
            Oppenheimer funds will not be subject to these
            limits.

February 18, 2005                               PS0291.022

           OPPENHEIMER SENIOR FLOATING RATE FUND
            Supplement dated May 16, 2005 to the
            Prospectus dated September 27, 2004

The Prospectus is changed as follows:

1.    The Supplement replaces the Supplement dated March 2,
    2005 and is in addition to the Supplement dated
    February 18, 2005.

2.    All references in the Prospectus to the number of
    shares of the Fund registered with the Securities and
    Exchange Commission are revised to reflect the
    registration of an additional 50,000,000 Class A shares
    and 100,000,000 Class C shares on May 16, 2005,
    bringing the total shares registered to 225,100,000
    Class A shares and 278,900,000 Class C shares.

3.    The first paragraph on page 2 of the Prospectus is
    deleted and replaced by the following:

   The Fund has three  classes  of  shares:  Class A shares,
   Class B shares and Class C shares.  Please  refer to "How
   to  Buy  Shares."  As  a  business  trust,  the  Fund  is
   authorized  to issue an  unlimited  number  of  shares of
   each Class and to date has registered  225,100,000  Class
   A  shares,  96,000,000  Class B  shares  and  278,900,000
   Class C shares.

May 16, 2005                                                  PS0291.024

Oppenheimer
Senior Floating Rate Fund

---------------------------------------------------------------
Prospectus dated September, 27, 2004

---------------------------------------------------------------

Oppenheimer Senior Floating Rate Fund seeks as high a
level of current income and preservation of capital as is
consistent with investing primarily in senior floating
rate loans and other debt securities.  The Fund seeks to
achieve its goal primarily by investing at least 80% of
its net assets (plus the amount of borrowings for
investment purposes) in floating or adjustable rate
senior loans that are made to U.S. and foreign borrowers.
Under normal market conditions the Fund can invest the
remainder of its net assets in other securities.  The
Fund is a diversified closed-end management investment
company that continuously offers its shares.

The Fund can invest up to 100% of its assets in Senior Loans and other debt securities that are high risk securities rated below investment grade or in unrated securities deemed to be below investment grade.  These investments may be considered speculative and have greater risks than investment grade
securities, including the possible loss of income and
principal. Many of the Fund's investments are illiquid.
Please refer to "Main Risks of Investing in the Fund."

This Prospectus sets forth concisely the information
about the Fund that a prospective investor ought to know
before investing. It also contains important information
about how to buy shares of the Fund and other account
features.  Please read this Prospectus carefully before
you invest and keep it for future reference about your
account.

The Fund's Statement of Additional Information dated
September 27, 2004, which the Fund may amend from time to
time, has been filed with the Securities and Exchange
Commission and is incorporated by reference into this
Prospectus. The Table of Contents of the Statement of
Additional Information appears on page 60 of this
Prospectus.  For a free copy of the Statement of Additional
Information, call your investment representative or call the
Fund's Distributor at 1.800.CALL OPP (225.5677) or write to
the Distributor at the address on the back cover.

As with all mutual funds, the Securities and Exchange
Commission has not approved or disapproved the Fund's
securities nor has it determined that this Prospectus is
accurate or complete.  It is a criminal offense to represent otherwise.

      The Fund has three classes of shares: Class A
shares, Class B shares and Class C shares.  Please refer
to "How to Buy Shares."  As a business trust, the Fund is
authorized to issue an unlimited number of shares of each
Class and to date has registered 75,100,000 Class A
shares, 46,000,000 Class B shares and 78,900,000Class C
shares.

      Class A shares are sold at their offering price,
which is normally net asset value plus an initial sales
charge.  Class A shares are subject to an annual service
fee and an Early Withdrawal Charge may apply. Class B and
Class C shares are offered without any initial sales
charge, but those shares are subject to an annual service
fee, an annual asset-based distribution fee, and an Early
Withdrawal Charge.  Certain waivers of the Early
Withdrawal Charges may apply. The price of the Fund's
shares of each Class will fluctuate, depending on the
respective net asset values per share. The Distributor
will pay sales concessions to participating dealers from
its own assets at the time of sale.

      The Fund intends to invest the net proceeds of the
sale of its shares in portfolio securities as soon as is
practicable after receipt of the proceeds.

No trading market currently exists for the Fund's shares and shares are not redeemable daily.  The Fund does not currently anticipate that a secondary market will develop for its
shares. As a result, you should consider the Fund's shares to be an illiquid investment.  This means that you may not be
able to readily sell your shares. See "Illiquidity of the
Fund's Shares" and "Periodic Repurchase Offers."

      To provide shareholders with liquidity, the Fund will
make quarterly Repurchase Offers for a percentage (between 5%
and 25%) of the Fund's shares at net asset value each
January, April, July and October. There is no guarantee that the Fund will be able to repurchase all shares that are
tendered in a Repurchase Offer.  See "Periodic Repurchase
Offers."

      The Fund has received an exemptive order from the
Securities and Exchange Commission with respect to the Fund's distribution fee arrangements, Early Withdrawal Charges and
multi-class structure.  As a condition of that order, the
Fund is required to comply with certain regulations that
would not otherwise apply to the Fund.

---------------------------------------------------------------

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance
Corporation or any other government agency.

CONTENTS

A B O U T  T H E  F U ND

Fees and Expenses of the Fund
A Brief Overview of the Fund
Financial Highlights
Main Risks of Investing in the Fund
Use of Proceeds of the Fund's Offering
The Fund and Its Investments
Performance Information
How the Fund is Managed

A B O U T  Y O U R  A C C O U N T

How to Buy Shares
Special Investor Services
      AccountLink
      PhoneLink
      OppenheimerFunds Internet Website
      Retirement Plans
Periodic Repurchase Offers
How to Exchange Shares
Shareholder Account Rules and Policies
Dividends, Capital Gains and Taxes
Additional Information About the Fund
Table of Contents of the Statement of Additional Information
Appendix A - Ratings Definitions

A B O U T  T H E  F U N D

Fees and Expenses of the Fund

The Fund pays a variety of expenses directly for management
of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share.
All shareholders therefore pay those expenses indirectly.
Shareholders pay other expenses directly, such as Early
Withdrawal Charges and account transaction charges.

These tables are provided to help you understand the fees and expenses you may bear directly (shareholder transaction
expenses) or indirectly (annual expenses) if you buy and hold shares of the Fund.  The numbers shown are based on the
Fund's expenses during its fiscal year ended July 31, 2004.

Shareholder Transaction Expenses

-------------------------------------------------------------------------------
                          Class A shares  Class B shares     Class C shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Sales Charge (Load) on        3.50%            None               None
purchases
-------------------------
(as % of offering
price)(1)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Dividend Reinvestment          None            None               None
Fees
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Early Withdrawal
Charges (Load) (as % of      None(2)           3%(3)              1%(4)
the lower of the
original purchase price
or repurchase price)
-------------------------------------------------------------------------------
Annual Expenses
(as a % of average annual net assets attributable to shares)

------------------------------------------------------------------------------
                          Class A shares  Class B shares    Class C shares
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Management Fees(5)            0.71%           0.71%              0.71%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Distribution and/or           0.24%          0.75%(6)          0.75%(6)
Service Fees
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Other Expenses(7)             0.24%           0.30%              0.25%
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Annual Expenses         1.19%           1.76%              1.71%
------------------------------------------------------------------------------
Expenses may vary in future years.
1.    If a securities dealer handles your purchase
   transaction, it may charge you a fee.
2.    An Early Withdrawal Charge may apply to redemptions of
   investments of $1 million or more ($500,000 for certain
   retirement plan accounts) of Class A shares.  See "How to
   Buy Shares" for details.
3.    The 3% Early Withdrawal Charge applies to shares
   repurchased in the first year after you bought them. The
   Early Withdrawal Charge is 2.0% for shares repurchased
   during the second year after purchase, 1.5% during the
   third and fourth years, and 1% during the fifth year.
   There is no Early Withdrawal Charge after the fifth
   anniversary of purchase.  Class B shares automatically
   convert to Class A shares 72 months after purchase. See
   "How to Buy Shares" for details.
4. The Early Withdrawal Charge applies to shares repurchased within 12 months after you bought them. See "How to Buy
   Shares" for details. 5     The management fee is based on
   a percentage of the Fund's average annual net assets and
   is shown without giving effect to a voluntary reduction by the Manager of 0.20% of the management fee annually, which may be withdrawn or amended at any time.  After that
   waiver, the management fee was 0.51% for each class of
   shares and the Total Annual Expenses were 0.99% for Class
   A, 1.56% for Class B and 1.51% for Class C.
6  Under the Fund's Distribution Plans, Class B shares and
   Class C shares pay an annual asset-based sales charge of
   0.50% of average daily net assets (the Board of Trustees
   can increase the fee to 0.75%). Class A shares are not
   subject to any asset-based sales charges.  Each class of
   shares is subject to an annual service fee of up to 0.25%
   of average annual net assets.  Because of the asset-based
   sales charge, long-term shareholders of Class C may pay
   more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of
   Securities Dealers, Inc.
7. "Other Expenses" include transfer agent fees, custodial
   expenses, and accounting and legal expenses the Fund
   pays.  The Transfer Agent has voluntarily undertaken to
   the Fund to limit the transfer agent fees to 0.35% per
   annum of all classes.  That undertaking may be amended or
   withdrawn at any time. For the Fund's fiscal year ended
   July 31, 2004, the transfer agent fees did not exceed the
   expense limitation described above.

EXAMPLES.  These examples are intended to help you understand the cost of investing in the Fund. The examples assume that
you invest $1,000 in a class of shares of the Fund for the
time periods indicated and reinvest your dividends and
distributions.

      The first  example  assumes  that you keep  your  shares.
The second  example  assumes  that your shares are  repurchased by the Fund at the end of those  periods.  Both  examples  also assume  that  your  investment  has a 5%  return  each year and that a  class's  operating  expenses  remain  the  same  as the expenses  in the Annual  Expense  table  above.  Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
Assuming you do not
tender shares for           1 Year        3 Years       5 Years      10 Years
repurchase by the Fund:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A shares               $47            $71           $98          $174
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B shares               $18            $55           $95        $179(1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C shares               $17            $54           $93          $202
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Assuming you tender
your shares for
repurchase by the Fund      1 Year        3 Years       5 Years      10 Years
on the last day of the
period and an Early
Withdrawal Charge
applies:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A shares               $47            $71           $98          $174
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B shares               $48            $70          $105        $179(1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C shares               $27            $54           $93          $202
--------------------------------------------------------------------------------

In the first example, the expenses include the initial sales charge for Class A, but the expenses of Class B and Class C
do not include the Early Withdrawal Charges.  In the second
example, expenses include the initial sales charge for Class
A and the applicable Class B or Class C Early Withdrawal
Charges.
1.    Class B expenses for years seven through 10 are based
   on Class A expenses, since Class B shares automatically
   convert to Class A shares 72 months after repurchase.

---------------------------------------------------------------
The examples should not be considered a representation of
future expenses, and actual expenses may be greater or less
than those shown.
---------------------------------------------------------------

A Brief Overview of the Fund

---------------------------------------------------------------
This section  summarizes  information that is discussed in more detail  later in this  Prospectus.  You should  carefully  read the more  detailed  information.  For a detailed  discussion of risks of  investing  in the Fund,  please  refer to "Main Risks of Investing in the Fund," on page 12.
---------------------------------------------------------------

What is the Fund?  The Fund is a diversified closed-end,
management investment company, organized as a Massachusetts
business trust on June 2, 1999.

What is the Fund's Investment Objective?  The Fund seeks as
high a level of current income and preservation of capital as is consistent with investing primarily in senior floating
rate loans and other debt securities.

What does the Fund Invest In? Under normal circumstances, the
Fund will invest at least 80% of its net assets plus the
amount of any Fund borrowings for investment purposes in
floating (sometimes referred to as "adjustable") rate loans
made to U.S. and foreign borrowers that are corporations,
partnerships or other business entities. Although this is not a fundamental policy, the amount so invested will not be
changed by the Fund's Board of Trustees without providing
shareholders at least 60 days prior notice of the change.
While most of these loans will be collateralized, the Fund
can also under normal circumstances invest up to 10% of its
net assets (plus the amount of borrowings for investment
purposes) in uncollateralized floating rate loans.
Collectively, these investments are referred to as "Senior
Loans" in this Prospectus.  These Senior Loans pay interest
at rates that float above (or are adjusted periodically based
on) a benchmark that reflects current interest rates, such as the prime rate offered by one or more major U.S. banks
(referred to as the "Prime Rate"), the certificate of deposit
("CD") rate or the London Inter-Bank Offered Rate (referred
to as "LIBOR").

      The Fund can invest the remainder of its net assets in
cash and other securities, such as unsecured floating rate
loans, secured or unsecured fixed-rate loans, collateralized loan obligations, investment-grade short-term debt
obligations and repurchase agreements, under normal
circumstances.  The Fund can use derivative instruments,
including options, futures contracts, asset-backed
securities, interest rate swaps and total return swaps, to
hedge its portfolio.  The Fund can borrow money and use other techniques to manage its cash flow, to finance repurchase
offers, or to purchase assets, a technique referred to as
"leverage."

      The Fund will principally invest in debt obligations,
including Senior Loans, that are rated "B" or higher by one
or more of the ratings organizations or, if unrated,
determined by the Manager to be of comparable quality,
although, the Fund can invest up to 15% of its net assets in investments rated below "B."  See "Does The Fund Have Credit
Quality Standards for Senior Loans?" below. Many of the
Fund's investments are below investment grade and involve high risk, as described in "Special Risks of Lower-Grade
Securities," below.

What are the Main Risks of Investing in the Fund? The Fund is
subject to a number of investment risks, described in "Main
Risks of Investing in the Fund," below. In summary, the
Fund's investments in debt securities are subject to credit
risks, including the risk that the borrower will not pay
interest and will not repay the principal amount of the
obligation in a timely manner. Most, but not all, of the
Fund's investments in Senior Loans must be collateralized,
however, the Fund's other investments need not be
collateralized.  The risk of default is greater in the case
of the obligations below investment grade in which the Fund
can invest without limit. In the event of a default, the Fund would not have the ability to collect on any collateral for
an uncollateralized loan.  Many Senior Loans and many of the
Fund's other investments are illiquid, which may make it
difficult for the Fund to value them or dispose of them at an acceptable price when it wants to.

      There are other risks of investing in the Fund.  The
Fund's investments, to some degree, may be subject to
interest rate risk, the risk of fluctuation in price from
changes in prevailing interest rates, although investments in floating rate loans are expected to be less affected by
changes in short-term interest rates than fixed-rate debt
securities. The Fund can borrow for investment leverage,
which can subject it to greater expenses, and greater
volatility in its share prices, than funds that do not borrow.

Unlike an open-end mutual fund, the Fund does not offer to
redeem its shares daily.  No market currently exists for the
Fund's shares and the Fund does not anticipate that a
secondary market will develop for its shares.  The Fund does not intend to list its shares on any national securities
exchange or arrange for the quotation of the prices of its
shares on any over-the-counter market. Even though the Fund
will make quarterly tender offers to repurchase a portion of its shares to try to provide liquidity to shareholders, you
should consider an investment in the Fund to be illiquid.

Who is the Fund Designed For?  The Fund is designed for
investors seeking high current income and relative stability of principal from a fund that will invest primarily in senior loan obligations that may have higher risks than conventional debt securities. The Fund's investment strategy allows
investors to participate in the corporate loan market, which may be difficult for individuals to invest in directly
because Senior Loans have very large minimum investments,
typically $5 million or more. Since the Fund's income level
will fluctuate, it is not designed for investors needing an
assured level of current income.  The Fund does not seek
capital appreciation.

      The Fund is designed as a long-term investment and not
as a short-term trading vehicle.  It may be appropriate for a portion of an investor's overall investment portfolio.
However, the Fund is not a complete investment program.
Because of the limited liquidity of Fund shares through
Repurchase Offers, the Fund may not be an appropriate
investment for retirement plans whose owners need to make
periodic distributions at a fixed level.  The Fund is not an appropriate investment for investors needing ready access to their money, since Fund shares are not redeemable daily and
are not traded in a secondary market.

How Can You Buy Shares?  The Fund's Distributor,
OppenheimerFunds Distributor, Inc., offers the Fund's shares in a continuous public offering through securities dealers.
The offering price for shares will be equal to the net asset value per share of the respective class plus the applicable
sales charge calculated each regular business day. The
minimum initial investment is $1,000 ($500 for retirement
accounts).  Minimum subsequent investments are $50.

      The Distributor reserves the right to waive any minimum
investment requirements and to refuse any order for the
purchase of shares.  The Distributor may suspend the
continuous offering of shares at any time.

How Do the Fund's Repurchase Offers Provide Liquidity?  The
Fund intends to make quarterly offers to repurchase a portion of its shares from shareholders. Each quarter the Fund will
offer to repurchase between 5% and 25% of its outstanding
shares.  In response to each Repurchase Offer, shareholders
may choose to tender some or all of their shares to the Fund for repurchase.  Shares accepted for repurchase will be
repurchased at a price equal to the net asset value per
share. If more shares are tendered than the amount of the
Repurchase Offer, the repurchases will be pro-rated.  There
can be no assurance that the Fund will be able to repurchase all shares that you tender. Please refer to "Periodic
Repurchase Offers" below for details. The Fund does not
currently charge a repurchase fee, but the Board of Trustees could impose that type of fee in the future, to help cover
Fund expenses.

Are There Any Sales Charges for Investing in the Fund? If you
buy Class A shares, you pay an initial sales charge (on
investments up to $1 million for regular accounts or lesser
amounts for certain retirement plans). The amount of that
sales charge will vary depending on the amount you invest.
The sales charge rates are listed in "How Can You Buy Class A
Shares?" below.

How Early Withdrawal Charges Affect Repurchases.  If you
tender shares for repurchase and if your shares are
repurchased by the Fund during the applicable holding period for the class of shares, in some cases you may be subject to
Early Withdrawal Charges that apply to Class A, Class B and
Class C shares:
o     If you acquire Class A shares of the Fund that are
         subject to Class A share's Early Withdrawal Charge
         or by exchanging Class A shares of another
         Oppenheimer fund that were still subject to that
         other fund's Class A contingent deferred sales
         charge at the time you exchanged them, they will
         become subject to the Fund's Class A Early
         Withdrawal Charge.  If any of those Class A shares
         of the Fund are repurchased within 18 months of the
         original purchase date of the shares of the fund
         from which they were exchanged, the Fund's Class A
         Early Withdrawal Charge of 1.0% will apply
         (explained in "How Can You Buy Class A Shares?"
         below).
o     If your Class B shares are repurchased by the Fund
         within five years of the beginning of the month in
         which you originally purchased them, the Early
         Withdrawal Charge is 3% for repurchases during the
         first year; 2% during the second year; 1.5% during
         the third and fourth years; and 1.0% during the
         fifth year.  There is no Early Withdrawal Charge for
         repurchases after five years.
o     If your Class C shares are repurchased by the Fund
         within 12 months of the beginning of the month in
         which you originally purchased them, you will pay a
         1.0% Early Withdrawal Charge.

      The Early Withdrawal Charge is based on the lesser of
the then current net asset value or the original purchase
price of the repurchased shares.  The Early Withdrawal Charge does not apply to shares purchased by reinvesting dividends
or capital gains distributions. Please refer to "How to Buy
Shares" and "Periodic Repurchase Offers."  The Fund may waive the Early Withdrawal Charge in specified transactions and for certain classes of investors described in Appendix B to the
Statement of Additional Information.

Who Manages the Fund?  OppenheimerFunds, Inc. is the Fund's
investment advisor (and is referred to as the "Manager" in
this Prospectus). The Fund's portfolio managers are employed by the Manager.
Financial Highlights
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                          SIX MONTHS                                               YEAR
                                               ENDED                                              ENDED
                                    JANUARY 31, 2005                                           JULY 31,
 CLASS A                                 (UNAUDITED)       2004      2003      2002      2001    2000 1
---------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period          $9.56      $9.24     $9.03     $9.51     $9.96    $10.00
---------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                           .26 2      .49       .55       .54       .80       .71
 Net realized and unrealized gain (loss)         .05        .30       .14      (.50)     (.46)     (.04)
                                               ----------------------------------------------------------
 Total from investment operations                .31        .79       .69       .04       .34       .67
---------------------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Dividends from net investment income           (.26)      (.47)     (.48)     (.52)     (.79)     (.71)
---------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $9.61      $9.56     $9.24     $9.03     $9.51    $ 9.96
                                               ==========================================================

---------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 3             3.25%      8.78%     7.91%     0.44%     3.52%     6.94%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)   $736,719   $376,001   $44,028   $33,905   $44,985   $22,421
---------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)          $572,325   $146,224   $35,298   $41,195   $41,457   $ 6,600
---------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment income                          5.33%      5.56%     6.23%     5.84%     8.11%     8.30%
 Total expenses                                 1.08%      1.19%     1.39%     1.42%     1.20%     1.26%
 Expenses after payments and waivers and
 reduction to custodian expenses                0.88%      0.99%     1.19%     1.22%     1.00%     0.87%
---------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          59%       155%        9%       92%       47%       62%

1. For the period from September 8, 1999 (commencement of operations) to July
31, 2000.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

35 | OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

                                          SIX MONTHS                                               YEAR
                                               ENDED                                              ENDED
                                    JANUARY 31, 2005                                           JULY 31,
 CLASS B                                 (UNAUDITED)       2004      2003      2002      2001    2000 1
---------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period          $9.56      $9.24     $9.04     $9.51     $9.97    $10.00
---------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                           .23 2      .46       .52       .49       .76       .67
 Net realized and unrealized gain (loss)         .05        .28       .11      (.49)     (.47)     (.03)
                                               ----------------------------------------------------------
 Total from investment operations                .28        .74       .63        --       .29       .64
---------------------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Dividends from net investment income           (.23)      (.42)     (.43)     (.47)     (.75)     (.67)
---------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $9.61      $9.56     $9.24     $9.04     $9.51    $ 9.97
                                               ==========================================================

---------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 3             2.97%      8.18%     7.21%     0.05%     2.96%     6.56%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)   $326,853   $277,043  $157,057  $176,760  $220,328   $98,343
---------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)          $308,559   $201,260  $163,238  $206,869  $177,025   $49,122
---------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment income                          4.82%      5.04%     5.70%     5.33%     7.56%     7.80%
 Total expenses                                 1.64%      1.76%     1.93%     1.92%     1.64%     1.76%
 Expenses after payments and waivers and
 reduction to custodian expenses                1.44%      1.56%     1.73%     1.72%     1.44%     1.37%
---------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          59%       155%        9%       92%       47%       62%

1. For the period from September 8, 1999 (commencement of operations) to July
31, 2000.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

36 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                             SIX MONTHS                                               YEAR
                                                  ENDED                                              ENDED
                                       JANUARY 31, 2005                                           JULY 31,
 CLASS C                                    (UNAUDITED)       2004      2003      2002      2001    2000 1
------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period             $9.57      $9.25     $9.04     $9.51     $9.97    $10.00
------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                              .23 2      .45       .52       .50       .76       .67
 Net realized and unrealized gain (loss)            .05        .29       .12      (.50)     (.47)     (.04)
                                                  ----------------------------------------------------------
 Total from investment operations                   .28        .74       .64        --       .29       .63
------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Dividends from net investment income              (.23)      (.42)     (.43)     (.47)     (.75)     (.66)
------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                   $9.62      $9.57     $9.25     $9.04     $9.51     $9.97
                                                  ==========================================================

------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 3                2.99%      8.21%     7.35%     0.05%     2.96%     6.51%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)    $1,061,004   $615,744  $207,433  $236,111  $350,126  $194,933
------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $  836,329   $346,347  $210,987  $303,123  $323,725  $ 82,761
------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment income                             4.84%      5.05%     5.73%     5.37%     7.60%     7.79%
 Total expenses                                    1.58%      1.71%     1.91%     1.92%     1.65%     1.77%
 Expenses after payments and waivers and
 reduction to custodian expenses                   1.38%      1.51%     1.71%     1.72%     1.45%     1.38%
------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                             59%       155%        9%       92%       47%       62%

1. For the period from September 8, 1999 (commencement of operations) to July
31, 2000.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
4. Annualized for periods of less than one full year.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS  A      YEAR ENDED JULY 31,                  2004      2003     2002      2001      2000 1
--------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period            $ 9.24    $ 9.03   $ 9.51    $ 9.96    $10.00
--------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                              .49       .55      .54       .80       .71
 Net realized and unrealized gain (loss)            .30       .14     (.50)     (.46)     (.04)
                                                 -------------------------------------------------
 Total from investment operations                   .79       .69      .04       .34       .67
--------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income              (.47)     (.48)    (.52)     (.79)     (.71)
--------------------------------------------------------------------------------------------------
 Net asset value, end of period                   $9.56     $9.24    $9.03     $9.51     $9.96
                                                 =================================================

--------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 2                8.78%     7.91%    0.44%     3.52%     6.94%

--------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)      $376,001   $44,028  $33,905   $44,985   $22,421
--------------------------------------------------------------------------------------------------
 Average net assets (in thousands)             $146,224   $35,298  $41,195   $41,457   $ 6,600
--------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                             5.56%     6.23%    5.84%     8.11%     8.30%
 Total expenses                                    1.19%     1.39%    1.42%     1.20%     1.26%
 Expenses after payments and waivers and
 reduction to custodian expenses                   0.99%     1.19%    1.22%     1.00%     0.87%
--------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            155%        9%      92%       47%       62%

1. For the period from September 8, 1999 (commencement of operations) to July
31, 2000.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

35 | OPPENHEIMER SENIOR FLOATING RATE FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  Continued
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CLASS B    YEAR ENDED JULY 31,                     2004      2003     2002      2001     2000 1
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 PER SHARE OPERATING DATA

 Net asset value, beginning of period            $ 9.24    $ 9.04   $ 9.51    $ 9.97    $10.00
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 Income (loss) from investment operations:
 Net investment income                              .46       .52      .49       .76       .67
 Net realized and unrealized gain (loss)            .28       .11     (.49)     (.47)     (.03)
                                                 --------------------------------------------------
 Total from investment operations                   .74       .63       --       .29       .64
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 Dividends and/or distributions to shareholders:
 Dividends from net investment income              (.42)     (.43)    (.47)     (.75)     (.67)
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 Net asset value, end of period                   $9.56     $9.24    $9.04     $9.51     $9.97
                                                  =================================================

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 TOTAL RETURN, AT NET ASSET VALUE 2                8.18%     7.21%    0.05%     2.96%     6.56%

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 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)      $277,043  $157,057 $176,760  $220,328   $98,343
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 Average net assets (in thousands)             $201,260  $163,238 $206,869  $177,025   $49,122
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 Ratios to average net assets: 3
 Net investment income                             5.04%     5.70%    5.33%     7.56%     7.80%
 Total expenses                                    1.76%     1.93%    1.92%     1.64%     1.76%
 Expenses after payments and waivers and
 reduction to custodian expenses                   1.56%     1.73%    1.72%     1.44%     1.37%
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 Portfolio turnover rate                            155%        9%      92%       47%       62%

1. For the period from September 8, 1999 (commencement of operations) to July
31, 2000.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

36 | OPPENHEIMER SENIOR FLOATING RATE FUND

CLASS C   YEAR ENDED JULY 31,                     2004      2003     2002      2001     2000 1
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 PER SHARE OPERATING DATA

 Net asset value, beginning of period           $ 9.25    $ 9.04   $ 9.51    $ 9.97    $10.00
----------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                             .45       .52      .50       .76       .67
 Net realized and unrealized gain (loss)           .29       .12     (.50)     (.47)     (.04)
                                                ----------------------------------------------------
 Total from investment operations                  .74       .64       --       .29       .63
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 Dividends and/or distributions to shareholders:
 Dividends from net investment income             (.42)     (.43)    (.47)     (.75)     (.66)
----------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $9.57     $9.25    $9.04     $9.51    $ 9.97
                                                ====================================================

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 TOTAL RETURN, AT NET ASSET VALUE 2               8.21%     7.35%    0.05%     2.96%     6.51%

----------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)     $615,744  $207,433 $236,111  $350,126  $194,933
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 Average net assets (in thousands)            $346,347  $210,987 $303,123  $323,725  $ 82,761
----------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                            5.05%     5.73%    5.37%     7.60%     7.79%
 Total expenses                                   1.71%     1.91%    1.92%     1.65%     1.77%
 Expenses after payments and waivers and
 reduction to custodian expenses                  1.51%     1.71%    1.72%     1.45%     1.38%
----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                           155%        9%      92%       47%       62%

1. For the period from September 8, 1999 (commencement of operations) to July
31, 2000.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
3. Annualized for periods of less than one full year.

Main Risks of Investing in the Fund

All investments carry risks to some degree.  The Fund's
investments in Senior Loans and other debt securities are
subject to changes in their value from a number of factors,
described below. There is also the risk that poor security
selection by the Manager will cause the Fund to underperform other funds having a similar objective.

Credit Risk.  Debt securities are subject to credit risk.
Credit risk relates to the ability of the borrower under a
Senior Loan or the issuer of a debt security to make interest and principal payments on the loan or security as they become due.  If the borrower or issuer fails to pay interest, the
Fund's income might be reduced.  If the borrower or issuer
fails to repay principal, the value of that security and the net asset values of the Fund's shares might be reduced.  A
downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the value of that issuer's
securities. The Fund's investments in Senior Loans and other debt securities, particularly those below investment grade,
are subject to risks of default.

      For the Fund's collateralized investments, lenders may
have difficulty liquidating the collateral or enforcing their rights under the terms of the loans if a borrower defaults.
Collateral may be insufficient or set aside by a court. Also, the Fund can invest part of its assets in loans and other
debt obligations that are not collateralized.  See "What Are the Risks of Default on Senior Loans?" below.

Interest Rate Risk.  In general, the value of a debt security changes as prevailing interest rates change. For fixed-rate
debt securities, when prevailing interest rates fall, the
values of already-issued debt securities generally rise.
When interest rates rise, the values of already-issued debt
securities generally fall, and they may sell at a discount
from their face amount.

      The Senior Loans in which the Fund invests have
floating or adjustable interest rates.  For that reason, the
Manager expects that when interest rates change, the values
of Senior Loans will fluctuate less than the values of
fixed-rate debt securities, and that the net asset values of the Fund's shares will fluctuate less than the shares of
funds that invest mainly in fixed-rate debt obligations.
However, the interest rates of some Senior Loans adjust only periodically.  Between the times that interest rates on
Senior Loans adjust, the interest rates on those Senior Loans may not correlate to prevailing interest rates.  That will
affect the value of the loans and may cause the net asset
values of the Fund's shares to fluctuate.

Borrowing.  The Fund can borrow money in an amount up to 33
1/3% of its total assets (after counting the assets purchased with the amount borrowed).  The Fund may borrow if necessary to obtain short-term credit to allow it to repurchase shares during Repurchase Offers, to manage cash flows, and to fund
additional purchase commitments under Senior Loans. The Fund may also borrow to acquire additional investments (a
technique known as "leverage").  To the extent that the costs of borrowing exceed the return on the investments purchased
with borrowed amounts, the Fund's returns will be adversely
affected.  Borrowing for leverage also increases the risk of volatility in the net asset values of the Fund's shares.

      Borrowing may entail other risks. Lenders to the Fund
will have preference over the Fund's shareholders as to
payments of interest and repayments of principal on amounts
that the Fund borrows and preference to the Fund's assets in the event of its liquidation.  Lending terms may limit the
Fund's ability to pay dividends to shareholders.  Lending
agreements may also grant the lenders certain voting rights
if the Fund defaults in the payment of interest or principal on the loan.

Limited Secondary Market for Senior Loans. Due to
restrictions on transfers in loan agreements and the nature
of the private syndication of Senior Loans, many Senior Loans are not as easily purchased or sold as publicly-traded
securities.  While the secondary market for Senior Loans is
growing among institutional investors, many Senior Loans are illiquid, which means that the Fund may be limited in its
ability to sell those Senior Loans at an acceptable price
when it wants to in order to generate cash, avoid losses or
to meet repurchase requests.

      Highly leveraged Senior Loans and Senior Loans in
default also may be less liquid than other Senior Loans.  If the Fund voluntarily or involuntarily sold those types of
Senior Loans, it might not receive the full value it
expected. The market for illiquid securities is more volatile than the market for liquid securities and it may be more
difficult to obtain accurate valuations for the Fund's
investments. The inability to dispose of assets may make it
difficult for the Fund to raise the money needed to
repurchase shares in a Repurchase Offer, causing it to resort to borrowing to meet its commitments.  The Board of Trustees will consider the liquidity of the Fund's portfolio
securities to determine whether to suspend or postpone a
Repurchase Offer.

Possible Limited Availability of Senior Loans. Direct
investments in Senior Loans and, to a lesser degree,
investments in participation interests in or assignments of
Senior Loans may be limited.  There is a risk that the Fund
may not be able to invest a sufficient amount in Senior Loans at all times to meet its 80% asset investment requirement.
The limited availability may be due to a number of factors.
There may be more willing purchasers of direct loans than
there are willing purchasers of participation interests or
assignments.  Direct lenders may allocate only a small number of Senior Loans to new investors, including the Fund.  There may be fewer loans available for investment that meet the
Fund's credit standards, particularly in times of economic
downturns.  Also, lenders or Agents may have an incentive to market the less desirable Senior Loans to investors such as
the Fund while retaining attractive loans for themselves.
This would reduce the amount of attractive investments for
the Fund.  If market demand for Senior Loans increases, the
interest paid by Senior Loans that the Fund holds may
decrease.

Special Risks of Lower-Grade Securities. The Fund can invest up to 100% of its total assets in Senior Loans and other
securities that are below investment grade. Those are loans
or securities rated below BBB- by Standard & Poor's Rating
Services ("S&P") or Baa3 by Moody's Investors Service, Inc.,
("Moody's") or that have comparable ratings by another rating organization, or, if unrated, that are considered by the
Manager to be of comparable quality. Additionally, the Fund
can invest up to 15% of the Fund's net assets in debt
obligations, including Senior Loans, rated below "B" (at the time the Fund buys them) by a rating organization such as S&P or Moody's, or, if unrated, determined by the Manager to be
of comparable quality. Some of these securities may be in
default at the time the Fund buys them which means that the
credit risks of these securities is higher. The Fund may
invest in obligations of borrowers in connection with a
restructuring under Chapter 11 of the U.S. Bankruptcy Code if the obligations meet the credit standards of the Manager.
Debt securities and loans below investment grade tend to
offer higher yields than investment-grade securities and
loans to compensate investors for the higher risk of default, and are commonly referred to as "high risk securities" or, in the case of bonds, "junk bonds."

      To the extent that the Fund holds lower-grade
securities, its net asset values are likely to fluctuate
more, especially in response to economic downturns.  A
projection of an economic downturn or a period of rising
interest rates, for example, could cause a decline in the
prices of lower-grade securities. In addition, the secondary market for lower-grade securities generally is less liquid
than the market for investment-grade bonds.  The lack of
liquidity could adversely affect the price at which the Fund could sell a lower-grade security.  See "Does The Fund Have
Credit Quality Standards for Senior Loans?" below.

Illiquidity of Fund Shares. The Fund is a closed-end
investment company designed primarily for long-term investors and not as a trading vehicle.  The Fund does not intend to
list its shares on any national securities exchange or
arrange for their quotation on any over-the-counter market.
The Fund's shares are not readily marketable, and you should consider them to be illiquid.  For these reasons, the Fund
has adopted a policy to offer each quarter to repurchase
between 5% and 25% of the shares outstanding. There is no
guarantee that you will be able to sell all the shares that
you want to sell during a Repurchase Offer. See "Periodic
Repurchase Offers" and "How to Buy Shares," below.

Concentration.  Although the Fund cannot invest 25% or more
of its total assets in securities or obligations of borrowers in a single industry, the Fund may look to the
creditworthiness of the agent bank and other intermediate
participants in a Senior Loan, in addition to the borrower.
That is because it may be necessary to assert through the
agent bank or intermediate participant any rights that may
exist under the loan against the borrower if the borrower
defaults. Those parties typically are commercial banks,
thrift institutions, insurance companies and finance
companies (and their holding companies).  Because the Fund
regards the "issuer" of a Senior Loan as including the
borrower under the loan agreement, the agent bank and any
intermediate participant, the Fund may invest 25% or more of its total assets in securities of issuers in the group of
industries in the financial services sector, including banks, bank holding companies, commercial finance, consumer finance, diversified financial, insurance, savings and loans and
special purpose financial.  The Fund will be subject to the
risks associated with financial institutions in those
industries.

      Companies in the financial services industries may be
more susceptible to particular economic and regulatory events such as fluctuations in interest rates, changes in the
monetary policy of the Board of Governors of the Federal
Reserve System, governmental regulations concerning those
industries and affecting capital raising activities and
fluctuations in the financial markets.

Risks of Foreign Investing.   The Fund can invest up to 20%
of its total assets in Senior Loans and unsecured loans that are made to foreign borrowers, or other debt securities
issued by them.  The Fund's foreign Senior Loans must be
dollar-denominated, and interest and principal payments must be payable in U.S. dollars, which may reduce risks of
currency fluctuations on the values of those Senior Loans.
However, foreign obligations have risks not typically
involved in domestic investments.

      Foreign investing can result in higher transaction and
operating costs for the Fund.  Foreign issuers are not
subject to the same accounting and disclosure requirements
that U.S. issuers are subject to.  The value of foreign
investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets,
foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policies in the U.S. or abroad, or other political and economic factors. Other risks are described in "Foreign Securities," below.

How Risky is the Fund Overall?      The risks summarized
above collectively form the overall risk profile of the Fund and can affect the value of the Fund's investments, its
investment performance and its net asset values per share.
Particular investments and investment strategies also have
risks.  These risks mean that you can lose money by investing in the Fund.  When you sell your shares, they may be worth
more or less than what you paid for them. There is no
assurance that the Fund will achieve its investment objective.

      Investing in a closed-end fund like the Fund presents
the risk that you may not be able to dispose of your
investment readily when you want to, even though the Fund
will make quarterly Repurchase Offers for a portion of its
shares.  The Fund's investment risks mean that the Fund's
share prices can go up or down, despite the expectation that investments in adjustable rate Senior Loans may reduce
short-term price volatility. The Fund's other fixed income
investments are also subject to short-term price volatility.
The Fund's emphasis on investments in loans of issuers that
are below investment grade exposes the Fund to the credit
risks of the borrowers who might not meet their debt service requirement in a timely fashion, which could reduce the
Fund's income and subject it to losses of principal value as well, even though most of the Fund's investments are
collateralized.  The illiquidity of the loan market poses
greater risks than are present in funds that invest in more
liquid securities.

      The Fund seeks to maintain relatively stable net asset
values, but has significantly more risks than investment
grade bond funds or money market funds.  The Fund is expected to have less share price volatility than bond funds
emphasizing investments in fixed-rate debt investments.  The
Fund is designed for long-term investors.

Use of Proceeds of the Fund's Offering

The Fund will use the proceeds of the offering of its shares to invest in accordance with its investment objective and
policies. The investment of the proceeds it receives from the sale of its shares in Senior Loans and other debt securities will depend upon the amount and timing of proceeds available to the Fund as well as the availability of Senior Loans and
other debt securities.  At times, the Fund may invest a
substantial portion of its assets in short-term money market obligations and other high-quality short-term debt
securities.  That may occur to a greater extent during
repurchase periods, to maintain sufficient liquidity to meet repurchase requests, if the Fund chooses not to sell
investments or borrow money to meet its obligations. This may result in a lower level of income for the Fund during those
periods and possibly more volatility in the Fund's share
prices.

The Fund and Its Investments

What is the Fund's Investment Objective?  The Fund seeks as
high a level of current income and preservation of capital as is consistent with investing primarily in senior floating
rate loans and other debt obligations.

What Are the Fund's Principal Investment Policies?  The
allocation of the Fund's portfolio among the different
types of permitted investments will vary over time based
upon the evaluation of economic and market trends by the
Manager. Under normal market conditions:
o     The Fund will invest at least 80% of its net assets
         plus the amount of any Fund borrowings for
         investment purpose in Senior Loans.
o     While most of those loans will be collateralized, the
         Fund can also under normal market circumstances
         invest up to 10% of its net assets (plus the amount
         of any borrowings for investment purposes) in
         uncollateralized floating rate loans.
o     The Fund can invest up to 15% of the Fund's net assets
         in debt obligations, including Senior Loans, rated
         below "B" (at the time the Fund buys them) by a
         rating organization such as S&P or Moody's, or, if
         unrated, determined by the Manager to be of
         comparable quality.
o     The Fund may invest the remainder of its assets in
         other investments, including:
o     unsecured floating rate loans
o     secured or unsecured short-term investment-grade debt
            obligations
o     debt obligations (other than senior loans) of foreign
            issuers and foreign governments (but not in
            emerging markets)
o     secured or unsecured fixed-rate loans and other debt
            obligations
o     equity securities, including stocks and warrants
o     repurchase agreements
o     asset-backed securities, such as collateralized loan
            obligations
o     cash and cash equivalents
o     derivative instruments, such as options, currency and
            interest rate swap agreements, futures and
            structured investments, to hedge the Fund's
            portfolio.

      These investments and strategies are described in
detail below.

How Do the Portfolio Managers Decide What Investments to Buy
or Sell?  In selecting investments for the Fund, the Fund's
portfolio managers evaluate overall investment opportunities and risks among the types of investments the Fund can hold.
They analyze the credit standing and risks of borrowers whose loans or debt securities they are considering for the Fund's portfolio.  They evaluate information about borrowers from
their own research or research supplied by agent banks or
other sources. They select only those Senior Loans made to
borrowers and debt securities issued by borrowers that they
believe are likely to pay the interest and repay the
principal on their indebtedness when it becomes due.  The
portfolio managers consider many factors, including among
others,
o     the borrower's past and expected future financial
         performance
o     the experience and depth of the borrower's management
o     the collateral for the loan or other debt security in
         which the Fund proposes to invest
o     the borrower's tangible assets and cash flows
o     the credit quality of the debt obligations of the agent
         bank servicing the loan and other intermediaries
         imposed between the borrower and the Fund, to assure
         the indebtedness of those agents and intermediaries
         is investment grade.

Can the Fund's Investment Objective and Policies Change?
The Fund's Board of Trustees can change non-fundamental
investment policies without shareholder approval,
although significant changes will be described in
amendments to this Prospectus.  Fundamental policies
cannot be changed without the approval of a "majority"
(as defined in the Investment Company Act of 1940) of the
Fund's outstanding voting shares. The Fund's investment
objective is not a fundamental policy.  However, the
objective will not be changed without prior notice to
shareholders. Some of the Fund's investment restrictions
that are fundamental policies are listed in the Statement
of Additional Information.  An investment policy is not
fundamental unless this Prospectus or the Statement of
Additional Information says that it is.

Senior Loans.  The Senior Loans the Fund invests in are loans made to U.S. or foreign corporations, partnerships or other
business entities (referred to as "borrowers"). Senior Loans are often issued in connection with recapitalizations,
acquisitions, leveraged buyouts, and refinancings of
borrowers. Most, but not all, of the Fund's investments in
Senior Loans must be collateralized, and the Fund's other
investments need not be collateralized, as discussed below.

      What Are Floating or Adjustable Interest Rates? Senior
loans are debt obligations on which interest is payable at
rates that adjust periodically, using a base rate plus a
premium or spread above the base rate.  The base rate usually is a benchmark that "floats" or changes to reflect current
interest rates, such as:
o     the prime rate offered by one or more major U.S. banks
         (referred to as the "Prime Rate"), or
o     the London Inter-Bank Offered Rate ("LIBOR"), or
o     the certificate of deposit ("CD") rate or other base
         rate used by commercial lenders.

      The applicable rate is defined in the loan agreement.
Borrowers tend to select the base lending rate that results
in the lowest interest cost, and the rate selected may change from time to time. If the benchmark interest rate on a Senior
Loan changes, the rate payable to lenders under the Senior
Loan will, in turn, change at the next scheduled adjustment
date.  If the benchmark rate increases, the Fund would earn
interest at a higher rate on that Senior Loan, but after the adjustment date.  If the benchmark rate decreases, the Fund
would earn interest at a lower rate on that Senior Loan after the adjustment date.

      Interest rates may adjust daily, monthly, quarterly,
semi-annually or annually.  The Fund does not intend to
invest more than 5% of its total assets in Senior Loans with interest rates that adjust less often than semi-annually. The
Fund may use interest rate swap agreements and other hedging practices to shorten the effective interest rate adjustment
period of a Senior Loan.  Because investments in Senior Loans with longer interest rate adjustment periods may increase
fluctuations in the Fund's net asset values as a result of
interest rate changes, the Fund will attempt to maintain a
dollar-weighted average time until the next interest rate
adjustment of 90 days or less for its portfolio of Senior
Loans.

      How Are Senior Loans Created? Senior Loans
typically are negotiated between a borrower and one or
more commercial banks or other financial institutions as
lenders.  The lenders are represented by one or more
lenders acting as agent of all of the lenders.  The
Senior Loans then are syndicated among a group of
commercial banks and financial institutions.

      The agent is responsible for negotiating the terms and
conditions of the Senior Loan and the rights of the borrower and the lenders. The agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. The agent normally is responsible to collect principal and
interest payments from the borrower and to apportion those
payments among the lenders that are parties to the agreement.
The borrower compensates the agent for its services. That
compensation may include fees for funding and structuring the loan as well as fees on a continuing basis for other
services. A purchaser of a Senior Loan may receive
syndication or participation fees in connection with its
purchase. Other fees payable with respect to a Senior Loan,
which are separate from interest payments, may include
facility, commitment, amendment and prepayment fees.

      The Fund will generally rely on the agent under a
particular Senior Loan to collect the Fund's portion of the
loan payments and to use any appropriate remedies against the borrower if necessary. In addition, an institution (which may or may not be the agent) holds any collateral under the loan on behalf of the lenders. If the agent under a Senior Loan
became insolvent or was declared a bankrupt or had a receiver appointed, the agent's appointment under the Senior Loan
could be terminated and a successor would be appointed. While in that case the assets held under the loan should remain
available to the lenders, if those assets were determined by a court or regulatory authority to be subject to the claims
of the agent's creditors, the Fund might incur delays and
costs in realizing payment on the loan, or it might suffer a loss of principal and/or interest.

      Senior Loans often have restrictive covenants
designed to limit the activities of the borrower in an
effort to protect the right of Lenders to receive timely
payments of interest on and repayment of principal of the
Senior Loans.  Senior loans include debt obligations of
foreign borrowers that are in the form of
dollar-denominated notes rather than loan agreements.

      How Does the Fund Invest in Senior Loans? The Fund may
act as one of the original lenders originating a Senior Loan, or it may purchase assignments of interests in Senior Loans, or it may invest in participation interests in Senior Loans.

      The Fund may be required to pay and may receive various
fees and commissions in connection with buying, selling and
holding interests in Senior Loans. Borrowers typically pay a variety of fees to lenders when a Senior Loan is originated.
The Fund may receive those fees directly if it acts as an
original lender or if it acquires an assignment of a Senior
Loan. When the Fund buys an assignment, it may be required to pay a fee to the assigning lender or forgo a portion of the
interest or fees payable to it. The seller of a participation interest may deduct a portion of the interest and any fees
payable to the Fund as an administrative fee. Similarly, the
Fund might be required to pass along to a buyer of a Senior
Loan from the Fund a portion of the fees that the Fund is
entitled to.

      The Fund may have obligations under a Senior Loan,
including the obligation to make additional loans in certain circumstances. In that case, the Fund will reserve against
that contingency by identifying on its books cash or other
liquid securities in an amount equal to the obligation. The
amounts identified in that manner may reduce the Fund's
income. The Fund will not purchase a Senior Loan that would
require the Fund to make additional loans, if as a result of that purchase, all of the Fund's additional loan commitments would exceed 20% of the Fund's total assets or would cause
the Fund to fail to meet the diversification requirements
imposed under the Internal Revenue Code to qualify as a
regulated investment company.

o     Acting as an Original Lender. When the Fund acts as an
         original lender, it participates in structuring the
         Senior Loan. As an original lender it will have a
         direct contractual relationship with the borrower
         and may enforce the borrower's compliance with the
         terms of the loan agreement. The Fund may also have
         rights with respect to any funds acquired by other
         lenders under the Loan Agreement as a set-off
         against the borrower.  Lenders have full voting and
         consent rights as to the provisions under loan
         agreements. Action by lender votes or consent may
         require approval of a specified percentage of
         lenders, or, in some cases, unanimous consent. The
         Fund will not act as the agent or collateral holder
         for a Senior Loan, nor as a guarantor or sole
         negotiator with respect to a Senior Loan.

o     Buying Assignments of Loans.  If the Fund purchases an
         assignment from a lender, the Fund typically will
         succeed to all of the rights and obligations under
         the loan agreement of the assigning lender and will
         generally become a "lender" for the purposes of the
         particular loan agreement. In that case, the Fund
         will have direct contractual rights under the loan
         agreement and any related collateral security
         documents in favor of the lenders under that loan
         agreement. In some cases the rights and obligations
         acquired by a purchaser of an assignment may differ
         from, and be more limited than, those held by the
         assigning lender.

o     Buying Participation Interests.  Participation
         interests may be acquired from a lender or from
         other holders of participation interests. If the
         Fund buys a participation interest from a lender or
         other participant, the Fund will not have a direct
         contractual relationship with the borrower. It will
         be required to rely on the lender or participant
         that sold the participation interest to enforce the
         Fund's rights against the borrower, to collect
         payments due under the Senior Loan and to foreclose
         on collateral in the event of the borrower's
         default. In that case, the Fund is subject to the
         credit risk of both the borrower and the selling
         lender or participant interposed between the
         borrower and the Fund under the loan (these are
         referred to as intermediate participants).

               In the case of participation interests, the
         Fund might have to assert any rights it may have
         against the borrower through an intermediate
         participant if the borrower fails to pay interest
         and principal when due. In that case, the Fund might
         be subject to greater delays, risks and expenses
         than if the Fund could assert its rights directly
         against the borrower. The Fund may not have any
         right to vote on whether to waive enforcement of
         restrictive covenants breached by a borrower and
         might not benefit directly from collateral
         supporting the Senior Loan in which it has purchased
         a participation interest.

               Also, under a participation interest the Fund
         might be deemed to be a creditor of the intermediate
         participant rather than the borrower, so that the
         Fund will be exposed to the credit risks of the
         intermediate participant. The Fund will principally
         invest in loans through the purchase of
         participation interests that are rated "B" or higher
         by one or more of the ratings organizations or, if
         unrated, determined by the Manager to be of
         comparable quality, although, the Fund can invest up
         to 15% of its net assets in investments, including
         participation interests, rated below "B."

      What is the Priority of a Senior Loan?  Senior Loans
generally hold a senior position in the capital structure of the borrower.  They may include loans that hold the most
senior position, loans that hold an equal ranking with other senior debt, or loans that are, in the judgment of the
Manager, in the category of senior debt of the borrower.
That senior position in the borrower's capital structure
generally gives the holders of Senior Loans a claim on some
or all of the borrower's assets that is senior to that of
subordinated debt, preferred stock and common stock of the
borrower in the event that the borrower defaults or becomes
bankrupt.

      Does the Fund Have Collateral Requirements for Senior
Loans?  Most, but not all, of the Senior Loans in which the
Fund invests must be fully collateralized with one or more of
(1) working capital assets, such as accounts receivable and
inventory, (2) tangible fixed assets, such as real property, buildings and equipment, (3) intangible assets such as
trademarks or patents, or (4) security interests in shares of stock of the borrower or its subsidiaries or affiliates.  A
loan agreement may or may not require the borrower to pledge additional collateral to secure a Senior Loan if the value of the initial collateral declines.

      Collateral may consist of assets that may not be
readily liquidated, and there is no assurance that the
liquidation of those assets would satisfy a borrower's
obligations under a Senior Loan. In the case of loans to a
non-public company, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or
security interests in assets that they own.

      The Fund may invest in corporate loans that are not
secured by specific collateral, as described below in "Other
Investments."  Unsecured loans involve a greater risk of
loss.

      Does the Fund Have Credit Quality Standards for Senior
Loans?  Rating organizations, such as S&P or Moody's, rate
debt obligations by rating the issuer, after evaluating the
issuer's financial soundness. Generally, the lower the
investment rating, the more risky the investment. Debt
securities rated below "BBB-" by S&P or "Baa3" by Moody's are commonly referred to as "high risk" securities or "junk
bonds." The Fund will principally invest in collateralized
Senior Loans that are rated "B" or higher or in
uncollateralized Senior Loans that are rated "B" or higher by one or more of the ratings organizations or, if unrated,
determined by the Manager to be of comparable quality,
although, the Fund can invest up to 15% of its net assets in investments, including Senior Loans, rated below "B."  Senior
Loans rated "B" are below investment grade and are regarded
by rating organizations as predominantly speculative with
respect to the borrower's ability to repay interest and
principal when due over a long period.  While securities
rated Baa by Moody's or BBB by S&P are considered to be
"investment grade," they have some speculative characteristics.

      The Fund may invest in Senior Loans that are rated both
investment grade and below investment grade by different
rating organizations. The Fund can invest up to 100% of its
assets in Senior Loans that are below investment grade.
Additionally, the Fund can invest up to 15% of its net assets in debt obligations, including Senior Loans, rated below B
(at the time the Fund buys them).  Some of these securities
may be in default at the time the Fund buys them.  The Fund
is not obligated to dispose of its investment in a Senior
Loan if its rating drops below "B," but the Manager will
monitor the loan to determine if any action is warranted or
desirable. Many Senior Loans are not rated by rating
organizations.  The lack of a rating does not necessarily
imply that a loan is of lesser investment quality.  There is no limit on the Fund's investment in unrated Senior Loans if the limitations set forth above are met. Appendix A to this
Prospectus includes the definitions of the rating categories of the principal rating organizations.

      How Does the Manager Analyze Senior Loans?  The Manager
performs its own credit analysis of Senior Loans.  The
Manager obtains information from the agents that originate or administer the loans, other lenders and other sources.  If a
Senior Loan is rated, the Manager will also evaluate the
rating organization's information about the borrower. The
Manager will continue to monitor the credit quality of a
Senior Loan while the Fund owns that Senior Loan.

      In its analysis, the Manager may consider many factors,
including the borrower's past and future projected financial performance; the quality and depth of management; the quality of the collateral; the borrower's cash flow; factors
affecting the borrower's industry; the borrower's position in the market and its tangible assets.  Typically, the borrowers use the proceeds of Senior Loans to finance leveraged
buyouts, recapitalizations, mergers, acquisitions, stock
repurchases, debt refinancings, and, to a lesser extent,
other purposes.  Those may be highly leveraged transactions
that pose special risks.

      The Manager will consider a Senior Loan for the Fund's
portfolio only if the Manager believes that a borrower under a Senior Loan is likely to repay its obligations.  For
example, the Manager may determine that a borrower can meet
debt service requirements from cash flow or other sources,
including the sale of assets, despite the borrower's low
credit rating.  The Manager may determine that Senior Loans
of borrowers that are experiencing financial distress, but
that appear able to pay their interest, present attractive
investment opportunities. There can be no assurance that the
Manager's analysis will disclose factors that may impair the value of a Senior Loan.

      Does the Fund Have Maturity Limits for Senior Loans?
The Fund has no limits as to the maturity of Senior Loans it may purchase. Senior Loans in general have a stated term of
between five and nine years.  However, because Senior Loans
typically amortize principal over their stated life and
frequently are prepaid, their average credit exposure is
expected to be two to three years.

      Senior Loans usually have mandatory and optional
prepayment provisions. If a borrower prepays a Senior Loan,
the Fund will have to reinvest the proceeds in other Senior
Loans or securities that may pay lower interest rates.
However, prepayment and facility fees the Fund receives may
help reduce any adverse impact on the Fund's yield.  Because the interest rates on Senior Loans adjust periodically, the
Manager believes that the Fund should generally be able to
reinvest prepayments in Senior Loans that have yields similar to those that have been prepaid.

      What are the Risks of Default on Senior Loans?
Generally, Senior Loans involve less risk from default than
other debt obligations, because in most instances they take
preference over subordinated debt obligations and common
stock with respect to payment of interest and principal.
However, the Fund is subject to the risk that the borrower
under a Senior Loan will default on scheduled interest or
principal payments.  The risk of default will increase in the event of an economic downturn or a substantial increase in
interest rates (which will increase the cost of the
borrower's debt service as the interest rate on its Senior
Loan is upwardly adjusted).  The Fund may own a debt
obligation of a borrower that is about to become insolvent.
The Fund can also purchase debt obligations that are issued
in connection with a restructuring of the borrower under
bankruptcy laws.

o     Collateral.  Most, but not all, of the Senior Loans
         that the Fund will purchase must be backed by
         collateral, as discussed in "Does the Fund Have
         Collateral Requirements for Senior Loans?" above.
         However, the value of the collateral may decline
         after the Fund buys the Senior Loan, particularly if
         the collateral consists of equity securities of the
         borrower or its affiliates.  If a borrower defaults,
         insolvency laws may limit the Fund's access to the
         collateral, or the lenders may be unable to
         liquidate the collateral.  If the collateral becomes
         illiquid or loses some or all of its value, the
         collateral may not be sufficient to protect the Fund
         in the event of a default of scheduled interest or
         principal payments.

            If a borrower defaults on a collateralized Senior
         Loan, the Fund may receive assets other than cash or
         securities in full or partial satisfaction of the
         borrower's obligation under the Senior Loan.  Those
         assets may be illiquid, and the Fund might not be
         able to realize the benefit of the assets for legal,
         practical or other reasons.  The Fund might hold
         those assets until the Manager determined it was
         appropriate to dispose of them.

o     Highly Leveraged Transactions.  The Fund can invest a
         significant portion of its assets in Senior Loans
         made in connection with highly leveraged
         transactions.  These transactions may include
         operating loans, leveraged buyout loans, leveraged
         capitalization loans and other types of acquisition
         financing.  The Fund can also invest in Senior Loans
         of borrowers that are experiencing, or are likely to
         experience, financial difficulty.  In addition, the
         Fund can invest in Senior Loans of borrowers that
         have filed for bankruptcy protection or that have
         had involuntary bankruptcy petitions filed against
         them by creditors.  Those Senior Loans are subject
         to greater credit and liquidity risks than other
         Senior Loans.

o     Restrictive Loan Covenants.  Borrowers must comply with
         various restrictive covenants typically contained in
         loan agreements.  They may include restrictions on
         dividend payments and other distributions to
         stockholders, provisions requiring the borrower to
         maintain specific financial ratios, and limits on
         total debt.  They may include requirements that the
         borrower prepay the loan with any free cash flow.  A
         break of a covenant that is not waived by the agent
         bank (or the lenders) is normally an event of
         default that provides the agent bank or the lenders
         the right to call the outstanding amount on the
         loan. If a lender accelerates the repayment of a
         Senior Loan because of the borrower's violation of a
         restrictive covenant under the loan agreement, the
         borrower might default in payment of the loan.

o     Insolvency of Borrowers.  Various laws enacted for the
         protection of debtors may apply to Senior Loans. A
         bankruptcy proceeding against a borrower could delay
         or limit the ability of the Fund to collect the
         principal and interest payments on that borrower's
         Senior Loans.  If a lawsuit is brought by creditors
         of a borrower under a Senior Loan, a court or a
         trustee in bankruptcy could take certain actions
         that would be adverse to the Fund.  For example:
o     Other creditors might convince the court to set aside a
               Senior Loan or the collateralization of the
               loan as a "fraudulent conveyance" or
               "preferential transfer."  In that event, the
               court could recover from the Fund the interest
               and principal payments that the borrower made
               before becoming insolvent. There can be no
               assurance that the Fund would be able to
               prevent that recapture.
o     A bankruptcy court may restructure the payment
               obligations under the Senior Loan so as to
               reduce the amount to which the Fund would be
               entitled.
o     The court might discharge the amount of the Senior Loan
               that exceeds the value of the collateral.
o     The court could subordinate the Fund's rights to the
               rights of other creditors of the borrower
               under applicable law.

            A bankruptcy court might find that the collateral
         securing the Senior Loan is invalid or require the
         borrower to use the collateral to pay other
         outstanding obligations.  If the collateral consists
         of stock of the borrower or its subsidiaries, the
         stock may lose all of its value in the event of a
         bankruptcy, which would leave the Fund exposed to
         greater potential loss.

o     Decline in Fund Share Prices.  If a borrower defaults
         on a scheduled interest or principal payment on a
         Senior Loan, the Fund may experience a reduction of
         its income.  In addition, the value of the Senior
         Loan would decline, which may, in turn, cause the
         Fund's net asset values to fall.

Other Investments.  Under normal circumstances, the Fund can invest the balance of its assets in investments other than
Senior Loans. Those other investments are described below.
More information can be found about them in the Statement of
Additional Information.

      Subordinated Debt Obligations. The Fund can purchase
fixed-rate and adjustable-rate subordinated debt
obligations.  The Fund will principally invest in
subordinated debt obligations that are rated "B" or higher by one or more of the ratings organizations or, if unrated,
determined by the Manager to be of comparable quality,
although, the Fund can invest up to 15% of its net assets in investments, including subordinated debt obligations, rated
below "B."  Subordinated debt obligations do not have the
same level of priority as Senior Loans and accordingly
involve more risk than Senior Loans.  If a borrower becomes
insolvent, the borrower's assets may be insufficient to meet its obligations to the holders of its subordinated debt.

      Short-Term, Investment-Grade Debt Obligations.  The
Fund can hold cash and invest in cash equivalents such as
highly-rated commercial paper, bank obligations, repurchase
agreements, Treasury bills and short-term U.S. government
securities that are investment grade.

      Repurchase Agreements.  The Fund can acquire securities
subject to repurchase agreements.  It might do so for
liquidity purposes to meet anticipated repurchases of Fund
shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio
securities transactions or for temporary defensive purposes, as described below.

      In a repurchase transaction, the Fund buys a security
from, and simultaneously resells it to, an approved vendor
for delivery on an agreed-upon future date.  The resale price exceeds the purchase price by an amount that reflects an
agreed-upon interest rate effective for the period during
which the repurchase agreement is in effect.  Approved
vendors include U.S. commercial banks, U.S. branches of
foreign banks or broker-dealers that have been designated as primary dealers in government securities. They must meet
credit requirements set by the Manager from time to time.

      Unsecured Loans.  The Fund can invest in floating rate
Senior Loans that are not secured by any specific collateral of the borrower. If the borrower is unable to pay interest or defaults in the payment of principal, there will be no
collateral on which the Fund can foreclose. Therefore, these loans present greater risks than collateralized Senior
Loans.  The Fund applies the same investment and credit
standards to unsecured Senior Loans as to secured Senior
Loans, except for collateral requirements.

      U.S. Government Securities.  The Fund can invest in
securities issued or guaranteed by the U.S. Treasury or other
U.S. government agencies or federally-chartered corporate
entities referred to as "instrumentalities."  These are
referred to as "U.S. government securities" in this
Prospectus.

o     U.S. Treasury Obligations.  These include Treasury
         bills (which have maturities of one year or less
         when issued), Treasury notes (which have maturities
         greater than one year and up to ten years when
         issued), and Treasury bonds (which have maturities
         of more than ten years when issued). Treasury
         securities are backed by the full faith and credit
         of the United States as to timely payments of
         interest and repayments of principal.  The Fund can
         also buy U.S. Treasury securities that have been
         "stripped" of their coupons by a Federal Reserve
         Bank, zero-coupon U.S. Treasury securities described
         below and Treasury Inflation-Protection Securities
         ("TIPS").

o     Obligations Issued or Guaranteed by U.S. Government
         Agencies or Instrumentalities. These include direct
         obligations and mortgage-related securities that
         have different levels of credit support from the
         U.S. government.  Some are supported by the full
         faith and credit of the U.S. government, such as
         Government National Mortgage Association
         pass-through mortgage certificates (called "Ginnie
         Maes").  Some are supported by the right of the
         issuer to borrow from the U.S. Treasury under
         certain circumstances, such as Federal National
         Mortgage Association bonds ("Fannie Maes").  Others
         are supported only by the credit of the entity that
         issued them, such as Federal Home Loan Mortgage
         Corporation obligations ("Freddie Macs").

      Asset-Backed Securities.  The Fund can buy asset-backed
securities, which are fractional interests in pools of
receivables or loans that are collateralized by the loans,
other assets or receivables.  They are issued by trusts and
special purpose corporations that pass the income from the
underlying pool to the buyer of the interest.  These
securities are subject to the risk of default by the issuer
as well as by the borrowers of the underlying loans in the
pool.

      Neither the Fund nor the Manager selects the borrowers
whose loans are included in the pools or the collateral
backing those loans. Collateralized loan obligations are
subject to the credit risk of the borrower and the
institution that creates the pool, as well as prepayment
risks.

      Equity Securities and Warrants.  The Fund can acquire
warrants and other equity securities as part of a unit
combining the Senior Loan and equity securities of a borrower or its affiliates.  The acquisition of equity securities will be incidental to the Fund's purchase of a loan. The Fund may also acquire equity securities and warrants issued in
exchange for a Senior Loan or in connection with the
restructuring of a Senior Loan, subordinated and unsecured
loans and high-yield securities.  Equity securities include
common stocks, preferred stocks and securities convertible
into common stock. Equity securities are subject to market
risks and the risks of changes to the financial condition of the issuer, and fluctuations in value.

      Investments in Other Investment Companies.  The Fund
can purchase shares of other investment companies to the
extent permitted by the Investment Company Act.  Investment
companies typically pay management, custodian and other
transaction costs.  Therefore, the Fund would be subject to
duplicate expenses to the extent that it purchases shares of other investment companies.

Other Investment Strategies.  In seeking its objective, the
Fund can also use the investment techniques and strategies
described below.  The Manager might not always use all of the different types of techniques and investments described
below.  These techniques have risks, although some are
designed to help reduce overall investment or market risks.

      High-Yield, Lower-Grade Debt Securities of U.S.
Issuers.  The Fund can purchase a variety of lower-grade,
high-yield debt securities of U.S. issuers, including bonds, debentures, notes, preferred stocks, loan participation
interests, structured investments, and asset-backed
securities, among others, to seek high current income. The
Fund has no requirements as to the maturity of the debt
securities it can buy, or as to the market capitalization
range of the issuers of those securities.  There are no
restrictions on the amount that the Fund may invest in debt
securities below investment grade. The Fund will principally invest in investments that are rated "B" or higher by one or more of the ratings organizations or, if unrated, determined by the Manager to be of comparable quality, although, the
Fund can invest up to 15% of its net assets in investments
rated below "B." While securities rated Baa by Moody's or BBB by S&P are considered "investment grade," they have some
speculative characteristics.

      Although investment-grade securities are subject to
risks of non-payment of interest and principal, lower-grade
debt securities, whether rated or unrated, have greater risks than investment-grade securities.  They may be subject to
greater market fluctuations and risk of loss of income and
principal than investment-grade securities.  There may be
less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater
possibility that the issuer's earnings may be insufficient to make the payments of interest and principal due on the
bonds.  These risks mean that the Fund may not achieve the
expected income from lower-grade securities, and that the
Fund's net asset values per share may be affected by declines in value of these securities.

      Foreign Securities.  The Fund can invest in U.S.
dollar-denominated Senior Loans and can buy debt securities
of governments and companies in countries that the Manager
deems to be developed countries. Not more than 20% of the
Fund's total assets may be invested in foreign securities,
including Senior Loans.  While foreign securities offer
special investment opportunities, there are also special
risks that can reduce the Fund's share prices and returns.

      The change in value of a foreign currency against the
U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency.  Currency rate changes can also affect the distributions the Fund makes from the income it receives from foreign securities as
foreign currency values change against the U.S. dollar.
Foreign investing can result in higher transaction and
operating costs for the Fund.  Foreign issuers are not
subject to the same accounting and disclosure requirements
that U.S. companies are subject to.  The differences in
foreign laws affecting creditors' rights may pose special
risks in the case of Senior Loans and other loans to foreign borrowers.

      The value of foreign investments may be affected by
exchange control regulations, expropriation or
nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental
economic or monetary policies in the U.S. or abroad, or other political and economic factors. The Fund may experience
difficulty in repatriating foreign assets to the U.S.  The
Fund will not invest in securities of issuers in developing
or emerging market countries.

      Zero-Coupon and "Stripped" Securities.  Some of the
government and corporate debt securities the Fund can buy are zero-coupon obligations that pay no interest.  These
securities are issued at a substantial discount from their
face value. "Stripped" securities are the separate income or principal components of a debt security.  Some collateralized loan obligations may be stripped, with each component having a different proportion of principal or interest payments.
One class might receive all the interest and the other all
the principal payments.

      Zero-coupon and stripped securities are subject to
greater fluctuations in price from interest rate changes than interest-bearing securities.  The Fund may have to pay out
the imputed income on zero-coupon securities without
receiving the actual cash currently.  Interest-only and
principal-only securities are particularly sensitive to
changes in interest rates.

      The values of interest-only securities are also very
sensitive to prepayments of underlying obligations. When
prepayments tend to fall, the timing of the cash flows to
principal-only securities increases, making them more
sensitive to changes in interest rates. The market for some
of these securities may be limited, making it difficult for
the Fund to value them or to dispose of its holdings at an
acceptable price. The Fund can invest up to 20% of its total assets in zero-coupon securities issued by either the U.S.
government or U.S. companies.

      Derivative Investments.  The Fund can invest in a
variety of "derivative" investments, including futures
contracts, put and call options, forward contracts, options
on futures and broadly-based securities indices, interest
rate swaps, currency swaps, total return swaps and structured investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived
from) the value of an underlying asset, interest rate or
index.  The Fund may use strategies with derivative
instruments to hedge the Fund's portfolio against price
fluctuations. The Fund may also use derivative investments
because they offer the potential for a reduction of interest rate risk (by reducing the effective maturity of an
obligation).  The Fund will not use derivative instruments
for speculative purposes. The Fund has established limits on its use of derivative instruments.  The Fund is not required to use them in seeking its goal, and currently does not use
them to a significant degree.

o     Options, Futures and Options on Futures.  The Fund can
         buy and sell options, futures contracts and options
         on futures contracts for a number of purposes. It
         might do so to try to manage its exposure to the
         possibility that the prices of its portfolio
         securities may decline, or to establish a position
         in the securities market as a temporary substitute
         for purchasing individual securities.  It might do
         so to try to manage its exposure to changing
         interest rates. The Fund will use them only as a
         means to hedge or manage the risks associated with
         the assets it holds, or in anticipation of buying or
         selling assets. Writing covered call options could
         be used to provide income to the Fund for liquidity
         purposes or to raise cash to distribute to
         shareholders.

o     Forward Contracts.  Forward contracts can be used to
         try to manage foreign currency risks on the Fund's
         foreign investments.  Foreign currency options may
         be used to try to protect against declines in the
         dollar value of foreign securities the Fund owns, or
         to protect against an increase in the dollar cost of
         buying foreign securities.

o     Interest Rate Swaps, Currency Swaps and Total Return
         Swaps.  Interest rate swaps involve the exchange by
         the Fund with another party of their respective
         commitments or rights to pay or receive interest,
         such as an exchange of fixed rate payments for
         adjustable rate payments on Senior Loans.  For
         example, if the Fund holds a Senior Loan with an
         interest rate that is adjusted only twice a year, it
         might swap the right to receive interest at that
         adjustable rate payments on that rate for the right
         to receive interest at a rate that is adjusted every
         week.  In that case, if interest rates rise, the
         increased interest received by the Fund would help
         offset a decline in the value of the Senior Loan.
         On the other hand, if interest rates fall, the
         Fund's benefit from falling interest rates would
         decrease.

            Foreign currency swaps involve the exchange by
         the Fund and a counterparty of the right to receive
         foreign currency for the right to receive U.S.
         dollars.  The relative amounts of the currencies to
         be received by each party are fixed at the time the
         swap is entered into.  This locks in the right of
         the parties to receive a predetermined amount of a
         particular currency. The Fund may use these swaps to
         try to protect against fluctuations in exchange
         rates as to the currencies in which its foreign
         investments are denominated.

            In addition, the Fund can invest in total return
         swaps with appropriate counterparties. Total return
         swaps involve the payment by the Fund of a floating
         rate of interest in exchange for the total rate of
         return on a Senior Loan.  For example, instead of
         investing in a particular Senior Loan, the Fund
         could instead enter into a total return swap and
         receive the total return of the Senior Loan, in
         return for a floating rate payment to the
         counterparty.

            Under a swap, the Fund typically pays a fee
         determined by multiplying the face value of the swap
         agreement by an agreed-upon interest rate.  If the
         value of the underlying asset declines over the term
         of the swap, the Fund would be required to pay the
         dollar value of that decline to the counterparty in
         addition to the swap fees. The Fund intends to
         invest in swap transactions only if they are exempt
         from regulation by the Commodity Futures Trading
         Commission under the Commodity Exchange Act.

            The risk of loss with respect to interest rate
         swaps and total return swaps is limited to the
         current market value of the hedge at the time of its
         expiration or termination.  If the other party to a
         swap defaults, then the Fund's risk of loss consists
         of the market value of the cost of replacement. The
         Manager will evaluate the creditworthiness of
         interest rate swap counterparties.

            There is no central exchange or market for swap
         transactions and therefore they are less liquid
         investments than exchange-traded instruments.  If
         the Fund were to sell a swap it owned to a third
         party, the Fund would still remain primarily liable
         for the obligations under the swap contract.

o     "Structured"  Investments.  The Fund can buy "structured"
         investments,  which are specially-designed  derivative
         debt  investments.   Their  principal   repayments  or
         interest  payments  are  linked to the value of one or
         more  loans,  other  security,  an  index  (such  as a
         currency  or  securities  index)  or  commodity.   The
         terms of the  instrument  may be  "structured"  by the
         purchaser  (the  Fund) and the  borrower  issuing  the
         note.

            The principal and/or interest payments depend on
         the performance of one or more other securities or
         indices, and the values of these investments will
         therefore fall or rise in response to the changes in
         the values of the underlying loan, security or
         index. These investments are subject to both credit
         and interest rate risks and therefore the Fund could
         receive more or less than it originally invested
         when the investments mature, or it might receive
         less interest than the stated coupon payment if the
         underlying investment or index does not perform as
         anticipated. Structured investments may have
         volatile values and they may have a limited trading
         market, making it difficult for the Fund to sell its
         investment at an acceptable price.

o     Risks of Derivative Instruments.  Markets underlying
         securities and indices may move in a direction not
         anticipated by the Manager.  Interest rate and stock
         market changes in the U.S. and abroad may also
         influence the performance of derivatives.  As a
         result of these risks, the Fund could realize less
         principal or income from the investment than
         expected.  The Fund may hold derivative investments
         that are illiquid.

            Options trading involves the payment of premiums
         and has special tax effects on the Fund.  There are
         also special risks in particular hedging
         strategies.  For example, if a covered call written
         by the Fund is exercised on an investment that has
         increased in value, the Fund will be required to
         sell the investment at the call price and will not
         be able to realize any profit if the investment has
         increased in value above the call price.  In writing
         a put, there is a risk that the Fund may be required
         to buy the underlying security at a disadvantageous
         price.

            If the Manager used a hedging instrument at the
         wrong time or judged market conditions incorrectly,
         the strategy could reduce the Fund's return and
         share prices.  The Fund could also experience losses
         if the prices of its futures and options positions
         were not correlated with its other investments or if
         it could not close out a position because of an
         illiquid market.

      "When-Issued" and "Delayed Delivery" Transactions. The
Fund can purchase municipal securities on a "when-issued"
basis and can purchase or sell such securities on a "delayed delivery" basis. Between the purchase and settlement, no
payment is made for the security and no interest accrues to
the buyer from the investment. There is a risk of loss to the
Fund if the value of the security declines prior to the
settlement date.

      Borrowing.  The Fund can borrow money in amounts up to
33 1/3% of the value of its total assets at the time of the
borrowings.  The Fund may borrow money to finance share
repurchases during Repurchase Offers and to finance the
purchase of additional investments (a technique referred to
as "leverage").  The Fund might borrow for leverage to
attempt to maintain the desired level of investment in Senior
Loans after accounting for anticipated cash flow from
prepayments of Senior Loans, the sale of Fund shares, cash
outflows to fulfill settlement obligations (including
obligations under revolving Senior Loans  to fund additional commitments) and repurchase of Fund shares.

      The Fund might borrow to acquire additional investments
when the Manager believes that the interest payments and
costs associated with borrowing will not exceed the total
return on the investments acquired with those borrowings.
However, the success of that type of leverage strategy
depends on the Manager's ability to predict correctly
interest rate and market movements, and there is no assurance that a leveraging strategy will be successful. Unless the
income and appreciation, if any, on assets acquired with
borrowed funds exceed the costs of borrowing, the use of
leverage will reduce the Fund's investment performance
compared to what it would have been without leveraging. The
Fund can also borrow money in anticipation of cash flows in
and out of the Fund.  The Fund may obtain a line of credit
from a financial institution.  Typically, that type of line
of credit will bear interest at a floating rate.

      This policy is not fundamental, and the Trustees may
change this policy without shareholder approval.  The Fund
will not purchase additional portfolio securities at any time that borrowings exceed 5% of the Fund's total assets
(excluding the amount borrowed). Borrowing money involves
transaction and interest costs.  The Fund may pay a
commitment fee or other fee to maintain a line of credit, and will pay interest on amounts it borrows.  These costs can
reduce the income the Fund has available for distribution to investors.

      Under the Investment Company Act, the Fund may not
incur indebtedness unless immediately after it incurs debt it has "asset coverage" of at least 300% of the aggregate
outstanding principal amount of the indebtedness.  If the
Fund fails to meet that test, it may be restricted from
declaring or paying dividends.  Failure to pay certain
dividends could cause the Fund to fail to qualify as a
regulated investment company, which could make the Fund
liable for income and excise taxes.  The Fund may be required to dispose of portfolio investments on unfavorable terms if
market fluctuations reduce its asset coverage to less than
300%.

      Lending Portfolio Securities.  To raise cash for
liquidity purposes or income, the Fund can lend its portfolio securities to brokers, dealers and other types of financial
institutions under procedures approved by the Fund's Board of
Trustees and administered by the Manager.  These loans are
limited to not more than 25% of the value of the Fund's total assets.  The Fund currently does not intend to lend
securities, but if it does so, such loans will not likely
exceed 5% of the Fund's total assets.

      There are some risks in connection with securities
lending. The Fund might experience a delay in receiving
additional collateral to secure a loan, or a delay in
recovery of the loaned securities if the borrower
defaults. The Fund must receive collateral for a loan.
Under current applicable regulatory requirements (which
are subject to change), on each business day the value of
the loan collateral must be at least equal to the value
of the loaned securities. It must consist of cash, bank
letters of credit, securities of the U.S. government or
its agencies or instrumentalities, or other cash
equivalents in which the Fund is permitted to invest. To
be acceptable as collateral, letters of credit must
obligate a bank to pay amounts demanded by the Fund if
the demand meets the terms of the letter.  The terms of
the letter of credit and the issuing bank both must be
satisfactory to the Fund.

         Temporary Defensive and Interim Investments. In
times of unstable market or economic conditions, the Fund can invest up to 100% of its assets in temporary defensive
investments that are inconsistent with the Fund's principal
investment strategies.  Generally these would be short-term
U.S. government securities, highly-rated commercial paper,
bank obligations or repurchase agreements.  The Fund may also hold these types of securities pending the investment of
proceeds from the repurchase of Fund shares for the sale of
portfolio securities or to meet anticipated repurchase
requests of Fund shares.  To the extent the Fund invests
defensively in these securities, it might not achieve the
primary aspect of its investment objective, high current
income.

Performance Information

Explanation of Performance Terminology.  The Fund uses a
variety of terms to illustrate its performance. These terms
include "dividend yield," "average annual total return," and
"cumulative total return."  The Statement of Additional
Information contains an explanation of how yields and total
returns are calculated. You can obtain current performance
information for the Fund by calling the Fund's Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds
Internet website at www.oppenheimerfunds.com.

How the Fund Is Managed

The Board of Trustees.  The Fund is governed by a Board of
Trustees, which is responsible for protecting the interests
of shareholders under Massachusetts law.  The Board is
elected by shareholders and meets periodically throughout the year to oversee the Fund's business, review its performance, and review the actions of the Manager.  "Trustees and
Officers of the Fund" in the Statement of Additional
Information identifies the Trustees and officers of the Fund
(who are elected by the Trustees) and provides more
information about them.

The Manager.  The Fund's Manager, OppenheimerFunds, Inc.,
chooses the Fund's investments and handles its day-to-day
business.  The Manager selects the Fund's portfolio
securities and the brokers through which the Fund executes
its portfolio transactions, furnishes offices, facilities,
and equipment, and provides the services of its employees to carry out the Fund's business and regulatory filings.  The
Manager performs its duties, subject to certain policies
established by the Fund's Board of Trustees, under an
investment advisory agreement that states the Manager's
responsibilities.  The agreement sets the fees paid by the
Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.  For example, the Fund pays for its own brokerage costs, and custodian,
transfer agent, accounting and legal fees.  The agreement
permits the Manager to employ broker-dealers that are
affiliates of the Fund or the Manager in executing the Fund's portfolio transactions.  However, it is expected that most of the Fund's portfolio transactions will be principal trades at net prices, for which no broker-dealer is used.

The Manager has been an investment advisor since January
1960.  The Manager and its subsidiaries and controlled
affiliates managed more than $155 billion in assets as of June
30, 2004, including other Oppenheimer funds with more than
seven million shareholder accounts.  The Manager is located
at Two World Financial Center, 225 Liberty Street-11th Floor,
New York, NY 10281.  The Manager is wholly-owned by
Oppenheimer Acquisition Corp., a holding company ultimately
controlled by Massachusetts Mutual Life Insurance Company.

Portfolio Managers.  The portfolio managers of the Fund since its inception in September 1999 have been Arthur Zimmer and
Joseph Welsh.  Margaret Hui has been a Portfolio Manager of
the Fund since October 1999.  Mr. Zimmer is a Vice President of the Fund and a Senior Vice President of the Manager and
has been a portfolio manager with OppenheimerFunds since 1990.

      Mr. Welsh is a Vice President of the Manager (since
December 2000) and an Assistant Vice President of the Fund.
He joined the Manager in January 1995 as a high yield bond
analyst and was an Assistant Vice President of the Manager
(December 1996-November 2000).

      Ms. Hui is an  Assistant  Vice  President  of the Manager
and  Assistant  Vice  President  of the Fund.  She  joined  the
Manager  in  October  1999.  Prior  to  that  she  was  a  Vice
President  -  Syndications  of Sanwa Bank  California  (January
1998 to September 1999).

Advisory Fees.  Under the investment advisory agreement, the
Fund pays the Manager an advisory fee at an annual rate that declines as the Fund's assets grow: 0.75% of the first $200
million of average annual net assets of the Fund, 0.72% of
the next $200 million, 0.69% of the next $200 million, 0.66%
of the next $200 million, and 0.60% of average annual net
assets in excess of $800 million.  The Manager has
voluntarily agreed to reduce its management fee by 0.20% of
average annual net assets.  It can amend or terminate that
voluntary waiver at any time. That fee reduction has the
effect of reducing the Fund's overall expenses, thereby
increasing its yield.  The Fund's management fee for its last fiscal year ended July 31, 2004, was 0.51% of the Fund's
average annual net assets after taking into account the
voluntary waiver.  Without giving effect to the voluntary
waiver, the management fee would have been 0.71%.

PENDING LITIGATION. Three law suits have been filed as
putative derivative and class actions against the Fund's
investment Manager, Distributor and Transfer Agent, some of
the Oppenheimer funds, including this Fund, and directors or trustees of some of those funds, excluding the Fund. The
complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the
funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of Oppenheimer funds,
and failed to properly disclose the use of fund assets to
make those payments in violation of the Investment Company
Act and the Investment Advisers Act of 1940. The complaints
further allege that by permitting and/or participating in
those actions, the defendant directors breached their
fiduciary duties to fund shareholders under the Investment
Company Act and at common law. Those law suits were filed on
August 31, 2004, September 3, 2004 and September 14, 2004,
respectively, in the U. S. District Court for the Southern
District of New York. The complaints seek unspecified
compensatory and punitive damages, rescission of the funds'
investment advisory agreements, an accounting of all fees
paid, and an award of attorneys' fees and litigation
expenses.

      The Manager and the Distributor believe the claims
asserted in these law suits to be without merit, and intend
to defend the suits vigorously. The Manager and the
Distributor do not believe that the pending actions are
likely to have a material adverse effect on the Fund or on
their ability to perform their respective investment advisory or distribution agreements with the Fund.

A b o u t   Y o u r   A c c o u n t

How to Buy Shares

How Do You Buy Shares? The Fund offers its Class A, its Class
B and Class C shares continuously at the respective offering price for each class of shares.  The Fund's shares are sold
through the Fund's general distributor, OppenheimerFunds
Distributor, Inc., a wholly-owned subsidiary of the Manager
(the "Distributor") on a "best-efforts" basis.  That means
the Distributor is not required to sell a specific number of shares, and it does not make a market in the Fund's shares.

      You can buy shares several ways, as described below.
The Distributor may appoint servicing agents to accept
purchase orders.  The Distributor, in its sole discretion,
may reject any purchase order for the Fund's shares.
Investors considering purchase of shares of the Fund for
retirement plan accounts from which required minimum
distributions must be taken starting at age 701/2should
consider the limitations on repurchases of shares described
in "Retirement Plans," below.

o     Buying  Shares  Through Your  Dealer.  You can buy shares
         through any dealer,  broker or  financial  institution
         that  has a  sales  agreement  with  the  Distributor.
         Your   dealer   will   place   your   order  with  the
         Distributor  on  your  behalf.  A  broker/dealer   may
         charge for that service.

o     Buying Shares Through the Distributor.  Complete an
         OppenheimerFunds new account application and return
         it with a check payable to "OppenheimerFunds
         Distributor, Inc."  Mail it to P.O. Box 5270,
         Denver, Colorado 80217.  If you do not list a dealer
         on the application, the Distributor will act as your
         agent in buying the shares.  However, we recommend
         that you discuss your investment with a financial
         advisor before you make a purchase to be sure that
         the Fund is appropriate for you.

            You can also pay for shares you purchase through
         the Distributor by Federal Funds wire.  The minimum
         investment is $2,500.  Before sending a wire, call
         the Distributor's Wire Department at 1.800.225.5677
         to notify the Distributor of the wire, and to
         receive further instructions.

o     Buying Shares Through OppenheimerFunds AccountLink.
         With AccountLink, you pay for shares by electronic
         funds transfers from your bank account.  Shares are
         purchased for your account by a transfer of money
         from your bank account through the Automated
         Clearing House (ACH) system. You can provide those
         instructions automatically, under an Asset Builder
         Plan, described below, or by telephone instructions
         using OppenheimerFunds PhoneLink, also described
         below.  Please refer to "AccountLink," below for
         more details.

o     Buying Shares Through Asset Builder Plans.  You may
         purchase shares of the Fund automatically each month
         from your account at a bank or other financial
         institution under an Asset Builder Plan with
         AccountLink.  Details are in the Asset Builder
         application and the Statement of Additional
         Information.

How Much Must You Invest?  In most cases, you can buy Fund
shares with a minimum initial investment of $1,000 and make
additional investments at any time with as little as $50.
There are reduced minimum investments under special
investment plans:
o     By using an Asset Builder Plan or Automatic Exchange
         Plan (details are in the Statement of Additional
         Information), or government allotment plan, you can
         make subsequent investments (after making the
         initial investment of $500) for as little as $50.
         For any type of account established under one of
         these plans prior to November 1, 2002, the minimum
         additional investment will remain $25.
o     If you establish one of the many types of retirement
         plan accounts that OppenheimerFunds offers, more
         fully described below under "Special Investor
         Services," you can start your account with as little
         as $500.
o     The minimum investment requirement does not apply to
         reinvesting dividends from the Fund or other
         Oppenheimer funds (a list of them appears in the
         Statement of Additional Information, or you can ask
         your dealer or call the Transfer Agent or visit
         www.oppenheimerfunds.com), or reinvesting
         distributions from unit investment trusts that have
         made arrangements with the Distributor.

At What Price Are Shares Sold?  Shares are sold at their
offering price which is the net asset value per share plus
any initial sales charge that applies.  The offering price
that applies to a purchase order is the net asset value per
share next calculated after the Distributor receives the
purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order.

      The Fund calculates the net asset value of each class
of shares as of the close of The New York Stock Exchange (the
"Exchange") on each day the Exchange is open for trading
(referred to in this Prospectus as a "regular business day").
The Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some days.  All references to time in
this Prospectus mean "Eastern time."

o     To buy shares at the offering price for a particular
         day, the Distributor or its designated agent must
         receive your order by the time of day the Exchange
         closes that day.  If your order is received on a day
         when the Exchange is closed or after it has closed,
         the order will receive the next offering price that
         is determined after your order is received.

o     If you buy shares through a dealer, your dealer must
         receive the order by the close of the Exchange and
         transmit it to the Distributor so that it is
         received before the Distributor's close of business
         on a regular business day (normally 5:00 P.M.) to
         receive that day's offering price.  Otherwise, the
         order will receive the next offering price that the
         Fund determines.

      How the Fund Calculates its Net Asset Values. The Fund
determines the net asset value per share of a class of shares by dividing the value of the Fund's net assets attributable
to that class by the number of shares of that class that are outstanding.  To determine net asset values, the Fund's Board of Trustees has established procedures to value the Fund's
securities.  For debt securities traded in a recognized
market, the valuations are, in general based on market
value.  The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained.

      The Manager values Senior Loans (and other loans) held
by the Fund for which an active secondary market exists (in
the opinion of the Manager) on the basis of market value,
which may include valuations provided by a pricing service
approved by the Board of Trustees.  The pricing service may
use "matrix" comparisons to the prices of comparable loans on the basis of quality, yield and maturity.  Loans for which no reliable market valuations are available will be valued by
the Manager at fair value, following procedures established
by the Fund's Board of Trustees.  In making such valuations, the Manager considers such factors and data as:
(1)    fundamental analytical data relating to the Senior
         Loan, including the cost, size, current interest
         rate and base lending rate of the Senior Loan, the
         terms and conditions of the loan agreement and any
         related agreements, and the position of the loan in
         the borrower's capital structure,
(2)    the creditworthiness of the borrower based upon an
         evaluation of its financial condition, financial
         statements and information about its business, cash
         flows, capital structure and future prospects,
(3)    the nature, adequacy and value of the loan collateral,
(4)    information relating to the market for the loan,
         including any price quotations from reliable dealers
         for trading in interests in similar loans,
(5)    the market environment and investor attitude toward
         the loan and similar loans,
(6)    the reputation and financial condition of the agent
         and any intermediate participants, and
(7)    general economic and market conditions that the
         Manager believes affect the fair value of the loan.

      Because some foreign securities trade in markets and on
exchanges that operate on weekends and U. S. holidays, the
value of some of the Fund's foreign investments might change on days when investors cannot buy shares. If, after the close of the principal market on which a security held by the Fund is traded, and before the time the Fund's securities are
priced that day, an event occurs that the Manager deems
likely to cause a material change in the value of such
security, the Fund's Board of Trustees has authorized the
Manager, subject to the Board's review, to ascertain a fair
value for such security.  A security's valuation may differ
depending on the method used for determining value.

What Classes of Shares Does the Fund Offer? The Fund has
three different classes of shares. The different classes of
shares represent investments in the same portfolio of
securities, but the classes are subject to different expenses and will likely have different share prices.  When you buy
shares, be sure to specify the class of shares.  If you do
not choose a class, your investment will be made in Class A
shares.

o     Class A Shares.  If you buy Class A shares, you pay an
         initial sales charge (on investments up to $1
         million for regular accounts or lesser amounts for
         certain retirement plans). The amount of that sales
         charge will vary depending on the amount you invest.
         The sales charge rates are listed in "How Can You
         Buy Class A Shares?" below.

o     Class B Shares.  If you buy Class B shares, you pay no
         sales charge at the time of purchase, but your
         shares will be subject to an annual asset-based
         sales charge.  If you tender your shares for
         repurchase and they are repurchased by the Fund
         within five years after you originally bought them,
         normally you will pay an Early Withdrawal Charge.
         That Early Withdrawal Charge varies depending on how
         long you own your shares, as described in "How Can
         You Buy Class B Shares?" below.

o     Class C Shares.  If you buy Class C shares, you pay no
         sales charge at the time of purchase, but your
         shares will be subject to an annual asset-based
         sales charge.  If tender your shares for repurchase
         and they are repurchased within 12 months after your
         originally bought them, normally you will pay an
         Early Withdrawal Charge of 1.0%, as described in
         "How Can You Buy Class C Shares?" below.

Which  Class of  Shares  Should  You  Choose?  Once you  decide that the Fund is an appropriate  investment  for you,  deciding which class of shares is best  suited to your needs  depends on
a  number  of  factors  that  you  should   discuss  with  your
financial  advisor.  Some  factors to consider are how much you
plan  to   invest   and  how  long   you  plan  to  hold   your
investment.  If your  goals  and  objectives  change  over time
and  you  plan  to  purchase   additional  shares,  you  should
re-evaluate  those  factors  to  see  if  you  should  consider another  class of  shares.  The  Fund's  operating  costs  that apply to a class of  shares  and the  effect  of the  different
types  of  asset-based   sales  charges  and  Early  Withdrawal
Charges on your investment  will vary your  investment  results over time.

      The discussion below is not intended to be investment
advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes
that you will purchase only one class of shares and not a
combination of shares of different classes.  Of course, these examples are based on approximations of the effects of
current sales charges, Early Withdrawal Charges and expenses projected over time, and do not detail all of the
considerations in selecting a class of shares. You should
analyze your options carefully with your financial advisor
before making that choice.

      How Long Do You Expect to Hold Your Investment?  While
future financial needs cannot be predicted with certainty,
knowing how long you expect to hold your investment will
assist you in selecting the appropriate class of shares.
Because of the effect of class-based expenses, your choice
will also depend on how much you plan to invest.  For
example, the reduced sales charges available for larger
purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment,
compared to the effect over time of higher class-based
expenses on shares of Class B or Class C.

o     Investing for the Shorter Term.  While the Fund is
         intended as a long-term investment, if you have a
         relatively short-term investment horizon (that is,
         you plan to hold your shares for less than six
         years), you should most likely invest in Class A or
         Class C shares rather than Class B shares.  That is
         because of the effect of the Class B Early
         Withdrawal Charge if you tender your shares for
         repurchase within five years of buying them, as well
         as the effect of the Class B asset-based sales
         charge on the investment return for that class in the
         short term.  Class C shares might be the appropriate
         choice (especially for investments of less than
         $100,000), because there is no initial sales charge
         on Class C shares, and the Early Withdrawal Charge
         does not apply to amounts you tender for repurchase
         after holding them one year.

         However, if you plan to invest more than $100,000 for
         the shorter term, then as your investment horizon
         increases toward six years, Class C shares might not
         be as advantageous as Class A shares. That is because
         the annual asset-based sales charge on Class C shares
         will have a greater impact on your account over the
         longer term than the reduced front-end sales charge
         available for larger purchases of Class A shares.

         If you invest $1 million or more, in most cases Class
         A shares will be the most advantageous choice, no
         matter how long you intend to hold your shares. For
         that reason, the Distributor normally will not accept
         purchase orders of $100,000 or more of Class B shares
         or $1 million or more of Class C shares from a single
         investor.  Dealers or other financial intermediaries
         purchasing shares for their customers in omnibus
         accounts are responsible for compliance with those
         limits.

o     Investing for the Longer Term.  If you are investing
         less than $100,000 for the longer-term, and do not
         expect to need access to your money for five years
         or more, Class B shares may be appropriate.

Are There Differences in Account Features That Matter to You?
Some account features may not be available to Class B and
Class C shareholders. Other features may not be advisable
(because of the effect of the Early Withdrawal Charges) for
Class B and Class C shareholders. Therefore, you should
carefully review how you plan to use your investment account before deciding which class of shares to buy.

      Additionally,  the  dividends  payable  to  Class  B  and
Class  C  shareholders   will  be  reduced  by  the  additional
expenses  borne by those  classes that are not borne by Class A shares,  such as the  Class B and  Class  C  asset-based  sales charge  described  below  and in the  Statement  of  Additional
Information.

How Do Share Classes Affect Payments to Your Broker?  A
financial advisor may receive different compensation for
selling one class of shares than for selling another class.
It is important to remember that Class B and Class C Early
Withdrawal Charges have the same purpose as the front-end
sales charge on sales of Class A shares: to compensate the
Distributor for concessions and expense reimbursements it
pays to dealers and financial institutions for selling
shares.  The Distributor may pay additional compensation from its own resources to securities dealers or financial
institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

Are There Any Early Withdrawal Charge Waivers?  Appendix B to
the Statement of Additional Information details the
conditions for the waiver of Early Withdrawal Charges that
apply in certain cases, or that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions.
The Class B and Class C Early Withdrawal Charges are waived
in the case of repurchases of shares owned by present and
former officers, directors, trustees or employees (and their
"immediate families" as that term is defined in Appendix B to the Statement of Additional Information) of the Fund, the
Manager and its affiliates, and retirement plans established by them for their employees.  To receive a waiver, you must
advise the Distributor when buying shares or the Transfer
Agent when submitting a repurchase request that a special
condition applies.

How Can You Buy Class A Shares?  Class A shares are sold at
their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described
below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described
below or in the Statement of Additional Information. Out of
the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your
purchase. A portion of the sales charge may be retained by
the Distributor or allocated to your dealer as a concession.
The Distributor reserves the right to reallow the entire
concession to dealers. The current sales charge rates and
concessions paid to dealers and brokers are as follows:

 ------------------------------------------------------------------------------
 Amount of Purchase       Front-End Sales   Front-End Sales    Concession As
                                              Charge As a
                            Charge As a      Percentage of
                           Percentage of      Net Amount       Percentage of
                           Offering Price      Invested       Offering Price
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Less than $100,000            3.50%             3.63%             3.00%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $100,000 or more but          3.00%             3.09%             2.50%
 less than $250,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $250,000 or more but          2.50%             2.56%             2.00%
 less than $500,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $500,000 or more but          2.00%             2.04%             1.50%
 less than $1 million
 ------------------------------------------------------------------------------

Can You Reduce Class A Sales Charges?  You and your spouse
may be eligible to buy Class A shares of the Fund at reduced sales charge rates set forth in the table above under the
Fund's "Right of Accumulation" or a "Letter of Intent." The
Fund reserves the right to modify or to cease offering these programs at any time.
o     Right of Accumulation. To reduce the Class A front-end
         sales charge under the rates in the table
         above that apply to larger purchases, you can
         add to the amount of your current purchase the
         value of investments currently being made by
         you and your spouse (or previously made by you
         and your spouse and still held) in Class A and
         Class B shares of the Fund and other
         Oppenheimer funds (a list is in the Statement
         of Additional Information under "How to Buy
         Shares - The Oppenheimer Funds"). You may not
         include Class A shares on which you did not
         pay a sales charge of Oppenheimer Money Market
         Fund, Inc. or Oppenheimer Cash Reserves for
         this purpose. In totaling your holdings, you
         may count shares held in your individual
         accounts (including IRAs and 403(b) plans),
         your joint accounts with your spouse, or
         accounts you or your spouse hold as trustees
         or custodians on behalf of your children who
         are minors. A fiduciary can count all shares
         purchased for a trust, estate or other
         fiduciary account (including employee benefit
         plans for the same employer) that has multiple
         accounts. To qualify for this Right of
         Accumulation, if you are buying shares
         directly from the Fund you must inform the
         Fund's Distributor of your eligibility and
         holdings at the time of your purchase. If you
         are buying shares through your financial
         intermediary you must notify your intermediary
         of your eligibility for this Right of
         Accumulation at the time of your purchase.

               To count shares of eligible Oppenheimer
         funds held in accounts at other intermediaries
         under this Right of Accumulation, you may be
         requested to provide the Distributor or your
         current intermediary (depending on the way you
         are buying your shares) a copy of each account
         statement showing your current holdings of the
         Fund or other eligible Oppenheimer funds,
         including statements for accounts held by you
         and your spouse or in retirement plans or
         trust or custodial accounts for minor children
         as described above. The Distributor or
         intermediary through which you are buying
         shares will combine the value of all your
         eligible Oppenheimer fund accounts based on
         the current offering price per share to
         determine what Class A sales charge
         breakpoints you may qualify for on your
         current purchase.

o     Letters of Intent. You may also reduce the Class A
         front-end sales charge on current purchases of
         shares of the Fund under the rates in the
         table above by submitting a Letter of Intent
         to the Distributor. A Letter of Intent is a
         written statement of your intention to
         purchase Class A and/or Class B shares of the
         Fund (and other Oppenheimer funds except Class
         A shares of Oppenheimer Money Market Fund and
         Oppenheimer Cash Reserves) over a 13-month
         period. The total amount of your intended
         purchases of Class A and Class B shares will
         determine the reduced sales charge rate that
         will apply to Class A shares of the Fund
         purchased during that period. You can include
         purchases made up to 90 days before the date
         of the Letter.   Submitting a Letter of Intent
         does not obligate you to purchase the
         specified amount of shares.  You can also
         apply the Right of Accumulation to these
         purchases.

            If you do not complete the Letter of
         Intent, the front-end sales charge you paid on
         your purchases will be recalculated to reflect
         the actual value of shares you purchased.  A
         certain portion of your shares will be held in
         escrow by the Fund's Transfer Agent for this
         purpose. Please refer to "How to Buy Shares -
         Letters of Intent" in the Fund's Statement of
         Additional Information for more complete
         information.

Other Special Sales Charge Arrangements and Waivers.
The Fund and the Distributor offer other opportunities
to purchase shares without front-end or contingent
deferred sales charges under the programs described
below. The Fund reserves the right to amend or
discontinue these programs at any time without prior
notice.

o     Dividend Reinvestment.  Dividends and/or capital gains
         distributions received by a shareholder from
         the Fund may be reinvested in shares of the
         Fund or any of the other Oppenheimer funds
         without sales charge, at the net asset value
         per share in effect on the payable date. You
         must notify the Transfer Agent in writing to
         elect this option and must have an existing
         account in the fund selected for reinvestment..
o     Exchanges of Shares.  Shares of the Fund may be
         exchanged for shares of certain other
         Oppenheimer funds at net asset value per share
         at the time of exchange, without sales charge,
         and shares of the Fund can be purchased by
         exchange of shares of certain other
         Oppenheimer funds on the same basis. Please
         refer to "How to Exchange Shares" in this
         Prospectus and in the Statement of Additional
         Information for more details, including a
         discussion of circumstances in which sales
         charges may apply on exchanges.

o     Reinvestment Privilege.  Within six months of a
         redemption of certain Class A and Class B
         shares, the proceeds may be reinvested in
         Class A shares of the Fund without sales
         charge. This privilege applies to redemptions
         of Class A shares that were subject to an
         initial sales charge or Class A or Class B
         shares that were subject to a contingent
         deferred sales charge or early withdrawal
         charge when redeemed. The investor must ask
         the Transfer Agent for that privilege at the
         time of reinvestment and must identify the
         account from which the redemption was made.

o     Other Special Reductions and Waivers. The Fund and the
         Distributor offer additional arrangements to
         reduce or eliminate front-end sales charges or
         to waive early withdrawal charges for certain
         types of transactions and for certain classes
         of investors (primarily retirement plans that
         purchase shares in special programs through
         the Distributor). These are described in
         greater detail in Appendix [B] to the
         Statement of Additional Information, which is
         also available on the OppenheimerFunds
         website, at www.oppenheimerfunds.com (under
                     ------------------------
         the hyperlinks "Access Accounts and Services -
         Investor Service Center"). To receive a waiver
         or special sales charge rate under these
         programs, the purchaser must notify the
         Distributor (or other financial intermediary
         through which shares are being purchased) at
         the time of purchase or notify the Transfer
         Agent with at the time of redeeming shares for
         those waivers that apply to early withdrawal
         charges.

o     Purchases  by  Certain  Retirement  Plans.  There  is  no
         initial  sales  charge on  purchases  of Class A
         shares  of  the  Fund  by (1)  retirement  plans
         that  have $10  million  or more in plan  assets
         and that have entered  into a special  agreement
         with  the  Distributor  and  by  (2)  retirement
         plans  that  are  part  of  a  retirement   plan
         product   or   platform    offered   by   banks,
         broker-dealers,  financial  advisors,  insurance
         companies  or  record-keepers  that have entered
         into a special  agreement  with the  Distributor
         for  this  purpose.  The  Distributor  currently
         pays  dealers  of  record   concessions   in  an
         amount equal to 0.25% of the  purchase  price of
         Class A shares by those  retirement  plans  from
         its own  resources at the time of sale,  subject
         to certain  exceptions  described in "Retirement
         Plans"   in   the    Statement   of   Additional
         Information.   No  contingent   deferred   sales
         charge is charged  upon the  redemption  of such
         shares.

Class A Early Withdrawal Charge. There is no
      initial sales charge on purchases of Class A
      shares of any one or more of the Oppenheimer
      funds aggregating $1 million or more, or on
      purchases of Class A shares by certain
      retirement plans that satisfied certain
      requirements prior to March 1, 2001
      ("grandfathered retirement accounts").
      However, those Class A shares may be subject
      to a Class A early withdrawal charge, as
      described below.  Retirement plans holding
      shares of Oppenheimer funds in an  omnibus
      account(s) for the benefit of plan
      participants in the name of a fiduciary or
      financial intermediary (other than
      OppenheimerFunds-sponsored Single DB Plus
      plans) are not permitted to make initial
      purchases of Class A shares subject to a
      contingent deferred sales charge.

      The Distributor pays dealers of record concessions in
      an amount equal to 1.0% of purchases of $1 million or
      more other than purchases by grandfathered retirement
      accounts.  For grandfathered retirement accounts, the
      concession is 0.75% of the first $2.5 million of
      purchases plus 0.25% of purchases in excess of $2.5
      million.  In either case, the concession will not be
      paid on purchases of shares by exchange or that were
      previously subject to a front-end sales charge and
      dealer concession.

      If you tender for repurchase any of those shares within
      an 18-month "holding period" measured from the
      beginning of the calendar month of their purchase, an
      Early Withdrawal Charge (called the "Class A Early
      Withdrawal Charge") may be deducted from the redemption
      proceeds. That Early Withdrawal Charge will be equal to
      1.0% of the lesser of:
o     the aggregate net asset value of the repurchased shares
          at the time of the tender for   repurchase
          (excluding shares purchased by reinvestment of
          dividends or capital      gain distributions), or
o     the original net asset value of the repurchased shares.

      The Class A Early Withdrawal Charge will not exceed the
      aggregate amount of the concessions the Distributor
      paid to your dealer on all purchases of Class A shares
      of all Oppenheimer funds you made that were subject to
      the Class A Early Withdrawal Charge.

How Can You Buy Class B Shares?  The Fund sells Class B
shares at their current net asset value per share without an initial sales charge.  However, if you tender your Class B
shares for repurchase in a Repurchase Offer and they are
accepted for repurchase within a holding period of five years from the beginning of the calendar month of their purchase,
the Fund will deduct an Early Withdrawal Charge from the
repurchase proceeds.  The Class B Early Withdrawal Charge is used to compensate the Distributor for its expenses in
providing distribution-related services to the Fund in
connection with the sale of Class B shares.

      The amount of the Early  Withdrawal  Charge  will  depend
on the  number of years  since you  bought  the  shares and the dollar  amount  the  Fund  has  repurchased,  according  to the following  schedule  for the  Class B Early  Withdrawal  Charge holding period:

---------------------------------------------------------------------------------
Years Since the Date on Which the        Early Withdrawal Charge on Shares
Purchase Order was Accepted              Accepted for Repurchase in That Year
                                         (As % of Amount Subject to Charge)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                 0 - 1                                    3.0%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                 1 - 2                                    2.0%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                 2 - 3                                    1.5%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                 3 - 4                                    1.5%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                 4 - 5                                    1.0%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
            5 and following                               None
---------------------------------------------------------------------------------
In the table, a "year" is a 12-month period.  In applying the
Early Withdrawal Charge, all purchases are considered to have been made on the first regular business day of the month
during which the purchase was made.  If your Class B shares
that are repurchased were acquired by exchange of Class B
shares of another Oppenheimer fund, they will be subject to
the Class B Early Withdrawal Charge rate of this Fund for a
comparable holding period.

      Automatic Conversion of Class B Shares.  Class B shares
automatically convert to Class A shares 72 months after the
beginning of the month in which you purchase them.  This
conversion feature relieves Class B shareholders of the
asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below.
The conversion is based on the relative net asset values of
the two classes, and no Early Withdrawal Charge or other
charge is imposed.  When Class B shares convert, any other
Class B shares that were acquired by reinvesting dividends
and distributions on the converted shares will also convert
to Class A shares.  For further information on the conversion feature and its tax implications, see "Class B Conversion" in the Statement of Additional Information.

How Can You Buy Class C Shares?  The Fund sells Class C
shares at net asset value per share without an initial sales charge.  However, if you tender your Class C shares for
purchase in a Repurchase Offer within a holding period of 12 months from the beginning of the calendar month of their
purchase, the Fund will deduct an Early Withdrawal Charge of
1.0% from the repurchase proceeds.  The Class C Early
Withdrawal Charge is used to compensate the Distributor for
its expenses in providing distribution-related services to
the Fund in connection with the sale of Class C shares.

Distribution and Service Plans

      Service Plan for Class A Shares.  The Fund has adopted
a Service Plan for Class A shares.  It reimburses the
Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares.  The Fund will pay this fee quarterly at an annual rate of up to 0.25% of
the average annual net assets of Class A shares of the Fund.
The Distributor currently uses all of those fees to pay
dealers, brokers, banks and other financial institutions
quarterly for providing personal service and maintenance of
accounts of their customers that hold Class A shares.  With
respect to Class A shares subject to a Class A Early
Withdrawal Charge purchased by grandfathered retirement
accounts, the Distributor pays the 0.25% service fee to
dealers in advance for the first year after the shares are
sold by the dealer. The Distributor retains the first year's service fee paid by the Fund.  After the shares have been
held by grandfathered retirement accounts for a year, the
Distributor pays the service fee to dealers on a quarterly
basis.

      Distribution and Service Plans for Class B and Class C
Shares.  The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts.  Under the plans, the Fund pays the
Distributor a distribution fee (which is deemed to be an
"asset-based sales charge") of up to 0.75% of average annual net assets on Class B shares and on Class C shares.  The
Board of Trustees has currently set that fee rate at 0.50% of average annual net assets of the respective class per year
under each plan but may increase it up to 0.75% in the
future. The Fund also pays the Distributor a service fee of
0.25% of average annual net assets under each plan.

      The distribution fee and service fees increase Class B
and Class C expenses by 0.75% of the average annual net
assets of the respective class.  Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment.

      The Distributor uses the service fees to compensate
dealers for providing personal services for accounts that
hold Class B or Class C shares.  The Distributor normally
pays the 0.25% service fees to dealers in advance for the
first year after the dealer sold the shares.  After the
shares have been held for one year, the Distributor pays the service fees to dealers on a quarterly basis.

      The Distributor currently pays a sales concession of
2.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale.  Including the advance of the service fee, the total amount that the Distributor
pays to the dealer at the time of sale of Class B shares is
therefore 3.00% of the purchase price.  The Distributor
normally retains the Class B distribution fee. See the
Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of
0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale.  Including the advance of the service fee, the total amount that the Distributor
pays to the dealer at the time of sale of Class C shares is
therefore 1.00% of the purchase price.  The Distributor pays the distribution fee as an ongoing concession to the dealer
on Class C shares that have been outstanding for a year or
more. The Distributor normally retains the asset-based sales charge on Class C shares during the first year after the
purchase of Class C shares.  See the Statement of Additional
Information for exceptions.

      Under certain circumstances, the Distributor will pay
the full Class B or Class C asset-based sales charge and the service fee to the dealer beginning in the first year of
purchase of such shares in lieu of paying the dealer the
sales concession and the advance of the first year's service fee at the time of purchase, if there is a special agreement between the dealer and the Distributor.  In those
circumstances, the sales concession will not be paid to the
dealer.

In addition, the Manager and the Distributor may make
substantial payments to dealers or other financial
intermediaries and service providers for distribution and/or shareholder servicing activities, out of their own resources, including the profits from the advisory fees the Manager
receives from the Fund.  Some of these distribution-related
payments may be made to dealers or financial intermediaries
for marketing, promotional or related expenses; these
payments are often referred to as "revenue sharing."  In some circumstances, those types of payments may create an
incentive for a dealer or financial intermediary or its
representatives to recommend or offer shares of the Fund or
other Oppenheimer funds to its customers.  You should ask
your dealer or financial intermediary for more details about any such payments it receives.

Special Investor Services

AccountLink. You can use the OppenheimerFunds AccountLink
feature to link your Fund account with an account at a U.S.
bank or other financial institution.  It must be an Automated
Clearing House (ACH) member. AccountLink lets you:
o     transmit funds electronically to purchase shares by
         telephone (through a service representative or by
         PhoneLink) or automatically under Asset Builder
         Plans, or
o     have the Transfer Agent send repurchase proceeds or
         transmit dividends and distributions directly to
         your bank account.  Please call the Transfer Agent
         for more information.

      You may purchase shares by telephone only after the
Fund has established your account. You can then purchase
shares in amounts up to $250,000 through a telephone
representative.  To do so, call the Distributor at
1.800.225.5677.  The Fund will debit the purchase payment
from your bank account.

      You should request AccountLink privileges on your
purchase application or your dealer's settlement instructions if you buy your shares through a dealer.  You can also
establish AccountLink privileges after you open your Fund
account by sending signature-guaranteed instructions and
proper documentation to the Transfer Agent.  AccountLink
privileges will apply to each shareholder listed in the
registration on your account as well as to your dealer
representative of record unless and until the Transfer Agent receives written instructions terminating or changing those
privileges.  After you establish AccountLink for your
account, you can change any bank account information by
providing signature-guaranteed instructions to the Transfer
Agent signed by all shareholders who own the account.

PhoneLink.  PhoneLink is the OppenheimerFunds automated
telephone system that enables shareholders to perform a
number of account transactions automatically using a
touch-tone phone. You may use PhoneLink on already
established Fund accounts after you obtain a Personal
Identification Number (PIN), by calling the PhoneLink number,
1.800.225.5677.

      Purchasing Shares.  You may purchase shares in amounts
up to $100,000 by phone, by calling 1.800.225.5677.  You must have established AccountLink privileges to link your bank
account with the Fund to pay for these purchases.

      Exchanging Shares.  With the OppenheimerFunds Exchange
Privilege, described below, you can request exchanges of your
Fund shares by phone to another OppenheimerFunds account you have already established by calling the special PhoneLink
number.  You can exchange shares only in connection with a
repurchase through a Repurchase Offer, described below.

Can You Submit Transaction Requests by Fax?  You may send
requests for certain types of account transactions to the
Transfer Agent by fax (telecopier).  Please call
1.800.225.5677 for information about which transactions may
be handled this way.  Transaction requests submitted by fax
are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OppenheimerFunds Internet Website.  You can obtain
information about the Fund, as well as your account balance, on the OppenheimerFunds Internet website, at
www.oppenheimerfunds.com.  Additionally, shareholders listed in the account registration (and the dealer of record) may
request certain account transactions through a special
section of that website.  To perform account transactions or obtain information online, you must first obtain a user I.D.
and password on that website.  If you do not want to have
Internet account transaction capability for your account,
please call the Transfer Agent at 1.800.225.5677.  At times, the website may be inaccessible or its transaction features
may be unavailable.

Retirement Plans.  You may buy shares of the Fund for your
retirement plan account.  If you participate in a plan
sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The Distributor
also offers a number of different retirement plans that can
be used by individuals and employers:
Individual Retirement Accounts (IRAs). These include regular
      IRAs, Roth IRAs, SIMPLE IRAs, and rollover IRAs.
SEP-IRAs. These are Simplified Employee Pensions Plan IRAs
      for small business owners or self-employed individuals.
403(b)(7) Custodial Plans. These are tax-deferred plans for
      employees of eligible tax-exempt organizations, such as
      schools, hospitals and charitable organizations.

      The Fund's shares are not offered to 401(k) plans or
other profit-sharing or pension plans. Please call the
Distributor for OppenheimerFunds retirement plan documents,
which include applications and important plan information.

      Special Considerations for Retirement Plan Investors.
Unlike shares of an open-end fund, the Fund's shares are not redeemable daily, and unlike traditional closed-end funds,
the Fund has not registered its shares on an exchange.
Therefore there is no market on which the Fund's shares can
be readily sold.  Although the Fund has adopted a policy of
making quarterly Repurchase Offers, they may not provide
retirement plan investors with the degree of liquidity they
may need to make mandatory retirement plan distributions
after age 701/2.  Even during a Repurchase Offer, a retirement plan investor might not be able to have all of the shares
repurchased that are necessary to meet minimum distribution
requirements. Because of the limited liquidity of Fund
shares, the Fund may not be appropriate for 401(k), pension, or profit-sharing plans and is normally not offered to those plans. Other retirement plan investors may wish to consider
limiting the amount of their retirement plan assets that are invested in the Fund.

Periodic Repurchase Offers

      The Fund has adopted repurchase policies, described
below. Each quarter, the Fund intends to make a "Repurchase
Offer," to repurchase a portion of the Fund's outstanding
shares from shareholders. The Repurchase Offers are designed to provide some liquidity for Fund investors who wish to sell some or all of their shares, because currently there is no
secondary market for the Fund's shares, and it is not
anticipated that a secondary market will develop.  A
secondary market is a market, exchange facility or system for quoting bid and asked prices where investors can readily buy and sell securities after their initial distribution.
Without a secondary market, Fund shares are not liquid, which means that you may not be able to readily sell them.

      For purposes of Repurchase Offers, all of the Fund's
classes of shares are considered to be a single class, and
Repurchase Offers are not pro-rated among the classes of
shares.  The Fund normally will repurchase shares that are
tendered by the Repurchase Request Deadlines and accepted for repurchase at the net asset values per share determined as of the Fund's close of business (which is the close of business of the Exchange, normally 4:00 P.M.) on the Repurchase
Pricing Date.  The Repurchase Pricing Date is normally
expected to be the regular business day that is the
Repurchase Request Deadline.  That is the day the Repurchase
Offer ends, and under SEC regulations may not be more than 14 days after the Repurchase Request Deadline (or the next
business day if the l4th day is not a business day), as
described below.

Repurchase Offer Notices. The Fund will send shareholders a
written notification of each Repurchase Offer. The Fund will send the notification to shareholders at least 21 days but
not more than 42 days before the Repurchase Request Deadline for a Repurchase Offer. The notification will include
information about the Repurchase Offer, including:
o     the percentage of the Fund's shares to be repurchased
         (the "Repurchase Amount")
o     how you may request the Fund to repurchase your shares
o     the Repurchase Request Deadline, which is the date that
         the Repurchase Offer ends and the date by which the
         Transfer Agent must receive your repurchase request
o     the Repurchase Pricing Date, which is the day the Fund
         calculates the net asset values per share that apply
         to shares repurchased in a Repurchase Offer, and
o     the Repurchase Payment Deadline, which is the date by
         which the Fund will send the payment to shareholders
         for Fund shares accepted for repurchase.  That date
         will be not more than seven days after the
         Repurchase Pricing Date.

      A shareholder may tender all or some of his or her
shares for repurchase.  There is no minimum number of shares that must be tendered. You may withdraw or change a
Repurchase Request at any time up until the Repurchase
Request Deadline for a particular Repurchase Offer, but not
after that date. The Repurchase Request Deadline will be
strictly observed.

      Repurchase Request Deadline.  The Fund's Board of
Trustees will establish the Repurchase Request Deadline for
each Repurchase Offer based on factors such as market
conditions, the level of the Fund's assets and shareholder
servicing considerations. It is anticipated that the
Repurchase Request Deadline for each quarterly Repurchase
Offer will be the close of business on the last regular
business day of January, April, July and October.

      Repurchase Pricing Date. The repurchase price of the
Fund's shares for a particular Repurchase Offer will be the
net asset value determined as of the close of the Exchange on the Repurchase Pricing Date for that Offer.  The Fund
anticipates that the Repurchase Pricing Date for an Offer
normally will be the same date as the Repurchase Request
Deadline for that Offer.  In that case, the Fund will set the
Repurchase Request Deadline for a time no later than the
close of the Exchange on that date.  The Fund, however, may
choose to make the Repurchase Pricing Date for a Repurchase
Offer as many as 14 days after the Repurchase Request
Deadline for that Offer.  If that day is not a regular
business day, then the Repurchase Pricing Date for that Offer will be the following regular business day.

      The Fund does not presently plan to deduct any special
servicing or repurchase fees from the repurchase proceeds
(other than any applicable Early Withdrawal Charges.)
However, in the future the Board of Trustees may determine to impose a repurchase fee payable to the Fund to help it defray its expenses of making Repurchase Offers.  If that fee is
imposed, it may not exceed 2% of the repurchase proceeds.

      Repurchase Payment Deadline.  The Fund will pay
repurchase proceeds in cash, usually within seven days after each Repurchase Pricing Date.  The payment date is referred
to as the "Repurchase Payment Deadline."

      Repurchase Offer Amounts.  Each quarter, the Fund's
Board, in its sole discretion, will determine the number of
shares that the Fund will offer to repurchase (the
"Repurchase Offer Amount") for a particular Repurchase Offer.
The Repurchase Offer Amount will be at least 5% but not more than 25% of the total number of shares of all classes of the
Fund (in the aggregate) outstanding on the Repurchase Request
Deadline.  If shareholders tender more than the Repurchase
Offer Amount for a particular Repurchase Offer, the Fund may repurchase up to an additional 2% of the shares outstanding
on the Repurchase Request Deadline.

      Oversubscribed Repurchase Offers. The Fund may not be
able to repurchase the entire amount of shares a shareholder has tendered in a Repurchase Request for a particular
Repurchase Offer if the aggregate tenders exceed the
Repurchase Offer Amount. If shareholders tender more shares
than the Fund has decided to repurchase, the Fund will
repurchase the tendered shares on a pro-rata basis rounded
down to the nearest full share. If you tender fewer than 100 shares, however, the Fund may decide to accept all of those
shares before repurchasing shares tendered by other
shareholders on a pro-rata basis.

      If a Repurchase Offer is oversubscribed, shareholders
may be unable to liquidate some or all of their investment
during that Repurchase Offer.  In that case, the shareholder may have to wait until a later Repurchase Offer to tender
shares for repurchase and would be subject to the risk of
share price fluctuations during that period. There is a risk that because of the potential for pro-ration, some investors might tender more shares than they wish to have repurchased
to try to ensure the repurchase of at least some shares.

Fundamental Policies on Repurchases.  The following policies of the Fund concerning Repurchase Offers are fundamental,
which means that the Board of Trustees cannot change these
policies without the vote of the holders of a "majority of
the Fund's outstanding voting securities," as that term is
defined in the Investment Company Act:
o     Periodic Repurchase Offers.  The Fund will make
         periodic Repurchase Offers, pursuant to Rule 23c-3
         under the Investment Company Act (as that Rule may
         be amended from time to time).
o     Repurchase Request Deadline.  Repurchase Offers shall
         be made at periodic intervals of three months
         between Repurchase Request Deadlines.  The
         Repurchase Request Deadlines will be at the time on
         a regular business day (normally the last regular
         business day) in the months of January, April, July
         and October to be determined by the Fund's Board of
         Trustees.
o     Repurchase Pricing Date.  The Repurchase Pricing Date
         for a particular Repurchase Offer shall be not more
         than 14 days after the Repurchase Request Deadline
         for that Repurchase Offer. If that day is not a
         regular business day, then the Repurchase Pricing
         Date will be the following regular business day.

Other Repurchase Policies. Other policies in this Prospectus describing Repurchase Offers and related procedures are not
fundamental, which means that the Board can change them
without approval of shareholders.  The Fund's Board of
Trustees may establish other policies for repurchases of
shares that are consistent with the Investment Company Act
and other relevant laws and regulations.  For example, once
every two years, the Board may, if it chooses, make an
additional Repurchase Offer to repurchase shares in addition to regular quarterly Repurchase Offers.

Special Considerations and Risks of Repurchases.  In addition to the limitations and risks discussed elsewhere in this
Prospectus, there are a number of other factors affecting
Repurchase Offers that investors should consider, as
summarized below:

o     Early Withdrawal Charges.  You may be subject to Early
         Withdrawal Charges if the Fund repurchases your
         Class B shares within five years after the beginning
         of the month in which you purchased them or
         repurchases your Class C shares within one year
         after the beginning of the month in which you
         purchased them.  You may be subject to an Early
         Withdrawal charge on Class A shares that are
         repurchased if any of those shares were acquired
         subject to an Early Withdrawal Charge or that were
         acquired by exchange of Class A shares of another
         Oppenheimer fund that were originally purchased
         subject to a Class A contingent deferred sales
         charge and are repurchased by the Fund within 18
         months of the beginning of the calendar month in
         which the original purchase occurred (see "How Early
         Withdrawal Charges Affect Repurchases," below).

o     Borrowing.  The Fund intends to raise cash to
         repurchase shares by the sale of liquid portfolio
         securities or the use of cash on hand. The Fund may
         borrow money to finance the repurchase of shares in
         Repurchase Offers, subject to its investment
         restrictions on borrowing. Interest on the
         borrowings may increase the Fund's expenses and
         reduce the Fund's net investment income for
         shareholders who do not tender their shares for
         repurchase. See "Investment Restrictions" in the
         Statement of Additional Information.

o     Differences Between Market Value and Net Asset Value.
         If a secondary market were to develop for the
         Fund's shares, the shares could, at times, trade
         in that market at a discount from the net asset
         value per share. A number of factors could cause
         those differences, including the relative demand
         for and supply of shares and the performance of
         the Fund.  The Fund's policy of making quarterly
         Repurchase Offers for shares at net asset value
         might not alleviate the discount of the market
         price from net asset value per share.

o     Decrease in Fund Assets.  Although the Board believes
         that the Fund's policy of making quarterly
         Repurchase Offers will generally benefit
         shareholders by providing liquidity, the repurchase
         of shares could cause the Fund's total assets to
         decrease unless offset by new sales of shares.  The
         Fund's expense ratio might therefore increase as a
         result of repurchases.  Repurchase Offers might also
         decrease the Fund's investment flexibility, in part
         because of the Fund's need to hold liquid assets to
         satisfy repurchase requests.  The impact may depend
         on the number of shares that the Fund repurchases
         and the ability of the Fund to sell additional
         shares.

o     Asset Coverage for Borrowings.  Repurchases of Fund
         shares may significantly reduce the asset coverage
         for any Fund borrowings.  The Fund may not
         repurchase shares if the repurchase results in its
         asset coverage levels falling below the requirements
         of the Investment Company Act.  As a result, in
         order to be able to repurchase shares tendered, the
         Fund may be forced to repay all or a part of its
         outstanding borrowings to maintain the required
         asset coverage.

o     Forced Sale of Portfolio Securities.  During the period
         from notification to shareholders of a Repurchase
         Offer until the Repurchase Pricing Date, the Fund
         will maintain liquid assets or securities that
         mature prior to the repurchase date equal to 100% of
         the Repurchase Offer Amount. The Fund intends to
         finance Repurchase Offers with cash on hand, cash
         raised through borrowings, or the sale of portfolio
         securities.  To complete a Repurchase Offer, the
         Fund might be required to sell portfolio securities
         to raise cash.  This might cause the Fund to realize
         gains or losses at a time when the Manager would
         otherwise not want the Fund to do so.  It might
         increase portfolio turnover and the Fund's portfolio
         transaction expenses, reducing the Fund's net income
         to distribute to shareholders.

o     Alternative Means to Provide Liquidity to
         Shareholders.  The Board may consider other means to
         provide liquidity for shareholders if Repurchase
         Offers do not consistently enable the Fund to
         repurchase the amount of shares tendered by
         shareholders measured over a number of quarterly
         periods.  Those actions might include evaluating any
         secondary market that may exist for shares and
         determining whether that market provides liquidity
         for shareholders. The Board might consider all
         available options to provide liquidity.  One
         possibility that the Board may consider is listing
         the shares on a major domestic stock exchange or
         arranging for the quotation of shares on an
         over-the-counter market.

o     Taxes.  The Fund's repurchase of shares is a taxable
         event to the tendering shareholder.  See "Dividends,
         Capital Gains and Taxes."

Suspension or Postponement of Repurchase Offers. The Fund may
postpone or suspend Repurchase Offers, but only in accordance with certain regulatory requirements. A postponement or
suspension may occur only if approved by a vote of a majority of the Board of Trustees, including a majority of the
Independent Trustees. The Fund will send shareholders a
notice if there is a suspension or postponement of a
Repurchase Offer and if it is renewed after a suspension or
postponement. A suspension or postponement may be done only
in limited circumstances. These circumstances include the
following:
o     If the repurchase of shares would cause the Fund to
        lose its status as a regulated investment company
        under Subchapter M of the Internal Revenue Code,
o     During an emergency that makes it impractical for the
        Fund to dispose of securities it owns or to determine
        the Net Asset Values of the Fund's shares,
o     During other periods that the SEC permits the
        suspension or postponement of offers by the Fund for
        the protection of its shareholders,
o     If the Fund's shares were to be listed on a stock
        exchange or are quoted on an inter-dealer quotation
        system of a national securities association (such as
        Nasdaq) and the repurchase would cause the shares to
        lose that listing or quotation, or
o     During any period in which the Exchange or any other
        market on which the Fund's portfolio securities are
        traded is closed (other than customary weekend or
        holiday closings) or trading in those markets is
        restricted.

Repurchase Procedures. You can tender some or all of your
Fund shares for repurchase after you receive Notification of a Repurchase Offer. You can tender shares by written
instructions or by telephone.  Your Repurchase Request must
be received by the Fund's Transfer Agent by its close of
business on the Repurchase Request Deadline. That deadline
will be enforced strictly and if your request is not received by that time, you will have to wait until the next Repurchase
Offer is made to tender your shares for repurchase.

      Your Repurchase Request must be in proper form (which
means that it must comply with the procedures described
below) and must first be accepted by the Fund, as described
above. If you have questions about any of these procedures,
and especially if you are tendering shares in a special
situation, such as due to the death of the owner or from a
retirement plan account, please call the Transfer Agent first at 1.800.225.5677 for assistance.

      If your repurchase request is for a dollar value rather
than a specified number of shares, and if the Fund would be
required to repurchase shares subject to an Early Withdrawal
Charge to meet your request, the Fund will treat the request as a request to provide you with the net proceeds you have
requested after payment of the Early Withdrawal Charge and
will repurchase an additional number of shares to pay the
Early Withdrawal Charge (assuming that your request is
accepted).

      Certain Requests Require a Signature Guarantee.  To
protect you and the Fund from fraud, the following repurchase requests must be in writing and must include a signature
guarantee (although there may be other situations that also
require a signature guarantee):
o     You  wish  to  have  the  Fund  repurchase  shares  worth
        $100,000 or more and send you a check
o     The check for the repurchase is not payable to all
        shareholders listed on the account statement
o     The repurchase check is not sent to the address of
        record on your account statement
o     Your shares are being transferred to the name of a
        different owner
o     Shares are being tendered for repurchase by someone
        (such as an Executor) other than the owners listed in
        the account registration.

      Where Can You Have Your Signature Guaranteed?  The
Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S.  bank,  trust  company,  credit  union or  savings
        association, or
o     a foreign bank that has a U.S. correspondent bank, or
o     a  U.S.   registered  dealer  or  broker  in  securities,
        municipal securities or government securities, or
o     a  U.S.  national  securities   exchange,   a  registered
        securities association or a clearing agency.
If you are signing on behalf of a  corporation,  partnership or other  business or as a  fiduciary,  you must also include your title in the signature.

      Retirement Plan Accounts.  There are special procedures
to tender shares held in an OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request
form. Special income tax withholding requirements apply to
distributions from retirement plans. You must submit a
withholding form with your repurchase request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in
the name of the plan, you must ask the plan trustee or
administrator to request the repurchase of the Fund shares in your plan account.

      Sending Repurchase Proceeds by Wire. While the Fund
normally sends your money by check, you can arrange to have
the proceeds of repurchased shares sent by Federal Funds wire to a bank account you designate. The account must be at a
commercial bank that is a member of the Federal Reserve wire system. The minimum amount you can have sent by wire is
$2,500. There is a $10 fee for each request. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.225.5677.

      How Do You Tender Shares for Repurchase by Mail?   You
can use the Fund's Repurchase Request Form or you can write a letter to the Transfer Agent that includes:
o     Your name
o     The Fund's name
o     Your Fund account number (from your account statement)
o     The dollar amount or number of shares you request to be
        repurchased
o     Any special payment instructions,
o     The signatures of all registered owners exactly as
        listed in the account statement,  and
o     Any special documents requested by the Transfer Agent
        to assure proper      authorization of the person
        asking the Fund to repurchase the shares (such as
        Letters Testamentary of an Executor).

---------------------------------------------------------------------------------
Use the following address for requests   Send courier or express  mail  requests
by mail:                                 to:
OppenheimerFunds Services
P.O. Box 5270                            OppenheimerFunds Services
Denver, Colorado 80217-5270              10200 E. Girard Avenue, Building D
                                         Denver, Colorado 80231
---------------------------------------------------------------------------------

      Can You Submit Repurchase Requests by Telephone?  You
and your dealer representative of record may also submit
Repurchase Requests by telephone.  You may not submit
Repurchase Requests by telephone for Fund shares held in an
OppenheimerFunds retirement plan account.
o     To request repurchase through a service representative
        or to request repurchase on PhoneLink, call
        1.800.225.5677.

      Whichever method you use, you may have a check sent to
the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you
may have the proceeds sent to that bank account.

      Are There Limits on Repurchase Requests Submitted by
Telephone?  If you request payment by check, you may request repurchase of up to $100,000 by telephone in a single
Repurchase Offer.  The check must be payable to all owners of record of the shares and must be sent to the address on the
account statement.  This service is not available within 30
days of changing the address on an account.

      There are no dollar limits on repurchase requests
submitted by telephone if you have the proceeds sent to a
bank account you designate when you establish AccountLink.
Normally the ACH transfer to your bank is initiated on the
business day after the Repurchase Payment Deadline.  You do
not receive dividends on the proceeds of the shares while
they are waiting to be transferred.

How Early Withdrawal Charges Affect Repurchases.   If you
purchase shares subject to Class A, Class B or Class C Early
Withdrawal Charges and those shares are accepted for
repurchase during the applicable holding period for the class of shares, the Early Withdrawal Charge will be deducted from the repurchase proceeds, unless you are eligible for a waiver of that charge based on the categories listed in Appendix B
to the Statement of Additional Information and advise the
Transfer Agent of your eligibility for the waiver when you
submit your repurchase request.

      The Early Withdrawal Charge will be based on the lesser
of the net asset value of the repurchased shares at the time of repurchase or the original net asset value.  The Early
Withdrawal Charge is not imposed on:
o     the  amount  of  your  share  value   represented  by  an
         increase   in  net  asset   value  over  the   initial
         purchase price,
o     shares  purchased  by the  reinvestment  of  dividends or
         capital gains distributions, or
o     shares   repurchased   in   the   special   circumstances
         described   in   Appendix  B  to  the   Statement   of
         Additional Information.

      To determine whether an Early Withdrawal Charge applies
to a repurchase, the Fund repurchases shares in the following order:
1.    shares acquired by reinvestment of dividends and
         capital gains distributions,
2.    shares held for the holding period that applies to that
         class, and
3.    shares held the longest during the holding period.

      Early Withdrawal Charges are not charged when you
exchange shares of the Fund for shares of other Oppenheimer
funds.  However, if you exchange them within the applicable
Early Withdrawal Charge holding period, the holding period
will carry over to the fund whose shares you acquire.
Similarly, if you acquire shares of this Fund by exchanging
shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that
holding period will carry over to this Fund.

How to Exchange Shares

o     You may exchange shares of the Fund for shares of
            certain Oppenheimer funds at net asset value per
            share at the time of exchange, without a sales
            charge. You may exchange your shares of the Fund
            only in connection with a quarterly Repurchase
            Offer. To exchange shares, you must meet several
            conditions:
o     Your request must comply with the terms of the
            Repurchase Offer.
o     Shares of the fund selected for exchange must be
            available for sale in your state of residence.
o     The Prospectuses of this Fund and the fund whose shares
            you want to buy must offer the exchange privilege.
o     You must hold the Fund shares for at least seven days
            before the Repurchase Request Deadline before you
            can exchange them in a Repurchase Offer.
o     You must meet the minimum purchase requirements for the
            fund whose shares you purchase by exchange.
o     Before exchanging into a fund, you must obtain and read
            its Prospectus.

      You may exchange shares of a particular class of the
Fund only for shares of the same class in the other
Oppenheimer funds.  For example, you can exchange Class A
shares of this Fund only for Class A shares of another fund.
If any shares of another Oppenheimer fund that are exchanged are subject to a contingent deferred sales charge of that
fund at the time of exchange, they will be subject to the
Fund's applicable Early Withdrawal Charge if they are
repurchased prior to the end of the holding period for the
respective class of shares.

      In some cases, sales charges may be imposed on exchange
transactions.  For tax purposes, exchanges of shares are
treated as a sale of the shares of the fund you own and a
purchase of the shares of the other fund, which may result in a capital gain or loss.  Please refer to "How to Exchange
Shares" in the Statement of Additional Information for more
details.

      You can find a list of Oppenheimer funds currently
available for exchanges in the Statement of Additional
Information or obtain one by calling a service representative at 1.800.225.5677.  That list can change from time to time.

How Do You Submit Exchange Requests?  When you receive notice of a Repurchase Offer, you may submit your exchange request
in writing or by telephone.

      Written Exchange Requests.  The Transfer Agent must
receive your OppenheimerFunds Exchange Request form (or a
letter of instructions) requesting an exchange, signed by all owners of the account, before the Repurchase Request Deadline for a Repurchase Offer.  Send it to the Transfer Agent at the
address on the inside back cover of this Prospectus.

      Telephone Exchange Requests.  You can submit exchange
requests by telephone. Either call a service representative
or use PhoneLink by calling 1.800.225.5677.  You can make
telephone exchanges only between accounts that are registered in the same name(s) and address.

Are There Limitations on Exchanges?  There are certain
exchange policies you should be aware of:
o     The Transfer Agent must receive your exchange request
         no later than the close of business (normally 4:00
         P.M.) on the Repurchase Request Deadline.

o     The interests of the Fund's shareholders and the Fund's
         ability to manage its investments may be
         adversely affected when its shares are
         repeatedly exchanged over the short term.
         When large dollar amounts are involved, the
         Fund's implementation of its investment
         strategies may be negatively affected or the
         Fund might have to raise or retain more cash
         than the portfolio manager would normally
         retain, to meet unanticipated redemptions.
         Frequent exchange activity also may force the
         Fund to sell portfolio securities at
         disadvantageous times to raise the cash needed
         to meet those exchange requests.  These
         factors might hurt the Fund's performance.
         When the Transfer Agent in its discretion
         believes frequent trading activity by any
         person, group or account would have a
         disruptive effect on the Fund's ability to
         manage its investments, the Fund and the
         Transfer Agent may reject purchase orders
         and/or exchanges into the Fund.  The history
         of exchange activity in all accounts known by
         the Transfer Agent to be under common
         ownership or control within the Oppenheimer
         funds complex may be considered by the
         Transfer Agent, with respect to the review of
         exchanges involving this Fund as part of the
         Transfer Agent's procedures to detect and
         deter excessive exchange activity.  The
         Transfer Agent may permit exchanges that it
         believes in the exercise of its judgment are
         not disruptive.  The Transfer Agent might not
         be able to detect frequent exchange activity
         conducted by the underlying owners of shares
         held in omnibus accounts, and therefore might
         not be able to effectively prevent frequent
         exchange activity in those accounts.  There is
         no guarantee that the Transfer Agent's
         controls and procedures will be successful to
         identify investors who engage in excessive
         trading activity or to curtail that activity.

         As stated above, the Fund permits dealers or
         financial intermediaries to submit exchange
         requests on behalf of their customers (unless
         the customer has revoked that authority).  The
         Manager, the Distributor and/or the Transfer
         Agent have agreements with a limited number of
         broker-dealers and investment advisers
         permitting them to submit exchange orders in
         bulk on behalf of their clients, provided that
         those broker-dealers or advisers agree to
         restrictions on their exchange activity (which
         are more stringent than the restrictions that
         apply to other shareholders).  Those
         restrictions include limitations on the funds
         available for exchanges, the requirement to
         give advance notice of exchanges to the
         Transfer Agent, and limits on the amount of
         client assets that may be invested in a
         particular fund.  The Fund and its Transfer
         Agent may restrict or refuse bulk exchange
         requests submitted by a financial intermediary
         on behalf of a large number of accounts
         (including pursuant to the arrangements
         described above) if, in the Transfer Agent's
         judgment exercised in its discretion, those
         exchanges would be disruptive to either fund
         in the exchange transaction.
o     .

o     The Fund may amend, suspend or terminate the exchange
         privilege at any time. The Fund may refuse any
         exchange order and is currently not obligated to
         provide notice before rejecting an exchange order.

o     If the Transfer Agent cannot exchange all the shares
         you request because of a restriction cited above,
         only the shares eligible for exchange will be
         exchanged, and if a Repurchase Offer is
         oversubscribed, it is possible that only a pro-rata
         amount of your shares may be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying shares, tendering shares for repurchase, and
exchanging shares is contained in the Statement of Additional
Information.

A $12 annual "Minimum Balance Fee" is assessed on each Fund
account with a value of less than $500. The fee is
automatically deducted from each applicable Fund account
annually on or about the second to last "regular business
day" of September.  See the Statement of Additional
Information (shareholders may also visit the OppenheimerFunds website) to learn how you can avoid this fee and for
circumstances under which this fee will not be assessed.

Offering of Shares.  The Fund may suspend the offering of
shares during any period in which the determination of net
asset values is suspended, and the Fund may suspend the
offering at any time the Board believes it is in the Fund's
best interest to do so.

Telephone Transaction Privileges.  The Fund may modify,
suspend or terminate telephone transaction privileges at any time. The Fund will provide you notice whenever it is
required to do so by applicable law.  If an account has more than one owner, the Fund and the Transfer Agent may rely on
the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives
cancellation instructions from an owner of the account.

Recording of Calls.  The Transfer Agent will record telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are
genuine, by requiring callers to provide tax identification
numbers and other account data or by using PINs, and by
confirming such transactions in writing. The Transfer Agent
and the Fund will not be liable for losses or expenses
arising out of telephone instructions reasonably believed to be genuine.

Requests Must Be In Proper Form.  The Transfer Agent will not honor a request to repurchase or exchange shares in a
Repurchase Offer unless it is received by the Repurchase
Request Deadline in proper form and, if applicable, it
includes all required documents.

Networking Arrangements.  Dealers that can perform account
transactions for their clients by participating in Networking through the National Securities Clearing Corporation must
obtain their clients' permission to perform those
transactions.  Those dealers are responsible to their clients who are shareholders of the Fund if the dealer performs any
transaction erroneously or improperly.

The Fund's Net Asset Values Will Vary.  The net asset values for the Fund's different classes of shares will vary from day to day because the values of the securities in the Fund's
portfolio fluctuate. The repurchase price, which is the
applicable net asset value per share, will normally differ
for each class of shares.  The repurchase value of your
shares may be more or less than their original cost.

Payment for Repurchased Shares.  The Fund ordinarily makes
payment for repurchased shares in cash.  It is forwarded by
check, or through AccountLink or by Federal Funds wire (as
elected by the shareholder) within seven days after the
Repurchase Pricing Date for the relevant Repurchase Order (if the Transfer Agent has received repurchase documentation in
proper form by the Regular Request Deadline). However, under unusual circumstances determined by the Securities and
Exchange Commission, payment may be delayed or suspended.

Involuntary Repurchases of Small Accounts.  The Fund may
involuntarily repurchase the shares in your account if the
account value has fallen below $200 for reasons other than
the fact that the market value of the shares has dropped.  In some cases, the Fund may make involuntary repurchases to
repay the Distributor for losses from the cancellation of
share purchase orders.  The Fund will provide notice to
shareholders prior to making an involuntary repurchase of
shares, including information about how to avoid that
repurchase by increasing the size of the account.

Federal regulations may require the Fund to obtain your name, your date of birth (for a natural person), your residential
street address or principal place of business and your Social
Security Number, Employer Identification Number or other
government issued identification when you open an account.
Additional information may be required in certain
circumstances or to open corporate accounts.  The Fund or the
Transfer Agent may use this information to attempt to verify your identity.  The Fund may not be able to establish an
account if the necessary information is not received.  The
Fund may also place limits on account transactions while it
is in the process of attempting to verify your identity.
Additionally, if the Fund is unable to verify your identity
after your account is established, the Fund may be required
to close your account.

"Backup Withholding."  The Fund may apply "backup
withholding" of federal income tax against taxable dividends, distributions and repurchase proceeds (including exchanges)
if you fail to furnish the Fund your correct, certified
Social Security or Employer Identification Number when you
sign your application, or if you under-report your income to the Internal Revenue Service.

To avoid sending supplicate copies of material to households.
The Fund will mail only one copy of each prospectus, annual
and semi-annual report and annual notice of the Fund's
privacy policy to shareholders having the same last name and address on the Fund's records. The consolidation of these
mailings, called householding, benefits the Fund through
reduced mailing expense.

      If you want to receive multiple copies of these
materials, you may call the Transfer Agent at 1.800.225.5677.
You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be
sent to you commencing within 30 days after the Transfer
Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately
for each class of shares from net investment income on each
regular business day and to pay those dividends to
shareholders monthly on a date selected by the Board of
Trustees.  The Fund will not pay or declare daily dividends
on newly-purchased shares until Federal Funds are available
to the Fund from the purchase payment for the shares.

      The amount of any dividends the Fund pays may vary over
time, depending on market conditions, the composition of the
Fund's investment portfolio and the expenses borne by the
particular class of shares.  Dividends and other
distributions paid to Class A shares will generally be higher than dividends for Class B and Class C shares, because they
normally have higher expenses than Class A shares. The Fund
has no fixed dividend rate and cannot guarantee that it will pay any dividends or other distributions.

Capital Gains Distributions.  The Fund may realize capital
gains on the sale of portfolio securities.  If it does, it
may make distributions out of any net short-term or long-term capital gains, normally in December of each year.  The Fund
may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no
assurance that the Fund will pay any capital gains
distributions in a particular year.

What Choices Do You Have for Receiving Distributions?  When
you open your account, specify on your application how you
want to receive your dividends and distributions.  If you do not select an option, all dividends and distributions will be reinvested in Fund shares for your account. You have four
options:

      Reinvest  All  Distributions  in the Fund.  You can elect
to reinvest all dividends and capital  gains  distributions  in additional shares of the Fund.

      Reinvest Certain Types of Distributions.  You can elect
to reinvest some distributions (dividends, short-term capital gains or long-term capital gains) in the Fund while receiving your other distributions by check or having them sent to your bank account through AccountLink.

      Receive All Distributions in Cash.  You can elect to
receive a check for all dividends and capital gains
distributions or have them sent to your bank through
AccountLink.

      Reinvest Your Distributions in Another OppenheimerFunds
Account.  You can reinvest all distributions in the same
class of shares of another Oppenheimer fund in which you have established an account.

Taxes.  The Fund intends to qualify as a regulated investment company under the Internal Revenue Code.  That means that in each year it qualifies, it will pay no federal income tax on the earnings or capital gains it distributes to its
shareholders. It qualified its last fiscal year.  The Fund
reserves the right not to qualify.  If your Fund shares are
not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the
Fund.
o     Whether you receive them in cash or reinvest them,
         dividends and capital gains distributions are
         subject to federal income tax and may be subject to
         state and local taxes.
o     Dividends paid from net investment income and
         short-term capital gains are taxable as ordinary
         income.  Distributions of the Fund's long-term
         capital gains are taxable as long-term capital
         gains.  It does not matter how long you have held
         your shares.
o     Every year the Fund will send you and the IRS a
         statement showing the amount of any taxable
         dividends and other distributions the Fund paid to
         you in the previous year.  The tax information the
         Fund sends you will separately identify any
         long-term capital gains distribution the Fund paid
         to you.
o     Because the Fund's share prices fluctuate, you may have
         a capital gain or loss when your shares are
         repurchased or you exchange them.  A capital gain or
         loss is the difference between the price you paid
         for the shares and the price you received when they
         were accepted for repurchase or exchange.
         Generally, when shares of the Fund you have tendered
         are repurchased, you must recognize any capital gain
         or loss on those shares.
o     It is possible (although the Fund believes it is
         unlikely) that if a shareholder tenders less than
         all of his or her shares in a Repurchase Offer, the
         offer might not be treated as a sale or exchange for
         federal income tax purposes. In that case the
         payment of the repurchase proceeds may be subject to
         income tax as ordinary income, a return of capital
         or capital gain, depending on the Fund's earnings
         and profits and the shareholder's basis in the
         shares. If that occurs, there is a risk that
         non-tendering shareholders could be considered to
         have received a "deemed" distribution subject to tax
         in whole or in part as ordinary income. The income
         tax consequences of the repurchase of shares
         pursuant to Repurchase Offers will be disclosed in
         the related Repurchase Offer documents.
o     If you buy shares on the date or just before the date
         the Fund declares a capital gains distribution, a
         portion of the purchase price for the shares will be
         returned to you as a taxable distribution.
o     You should review the more detailed discussion of
         federal income tax considerations in the Statement
         of Additional Information.

Returns of Capital Can Occur.  In certain cases,
distributions made by the Fund may be considered a
non-taxable return of capital to shareholders.  The Fund will identify returns of capital in shareholder notices.

This information is only a summary of certain federal income tax information about your investment. You should consult
with your tax advisor about the effect of an investment in
the Fund on your particular tax situation.

Additional Information About the Fund

The Fund's Voting Shares.  Shares of the Fund are freely
transferable, and each share of the Fund represents an
interest in the Fund proportionately equal to the interests
of each other share of the same class. Each class of shares
of the Fund pays its own dividends and other distributions,
and pays certain expenses which may be different from those
of other classes.

      Each share of each class has one vote at shareholder
meetings, with fractional shares voting proportionally, on
matters submitted to the vote of shareholders. There are no
cumulative voting rights. Shares of all classes are voted in the aggregate and not by class, except when voting by class
is required by law or when matters affect a particular class or classes. Each class may have separate voting rights on
matters in which the interests of that class are different
from the interests of another class.

      The Fund's classes of shares do not have pre-emptive or
conversion rights (other than the automatic conversion of
Class B shares for Class A shares described above) or
redemption provisions. In the event of a liquidation of the
Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders of a class after all expenses and debts have been paid.

Anti-Takeover Provisions. The Fund has certain anti-takeover provisions in its Declaration of Trust. They are intended to limit the ability of entities or persons to acquire control
of the Fund, to cause it to engage in certain transactions or to modify its structure.  The affirmative vote or consent of the holders of two-thirds of the outstanding shares of the
Fund is required for the following transactions involving a
"Principal Shareholder" (a person, corporation or other entity that owns 5% or more of the outstanding shares of the Fund):
o     Merger or consolidation of the Fund into any Principal
           Shareholder,
o     Conversion of the Fund from a closed-end to an open-end
           investment company (except that if the Board of
           Trustees recommends such conversion, the approval
           of a majority of the Fund's outstanding voting
           shares will be sufficient),
o     Issuance of any securities of the Fund to any Principal
           Shareholder (other than the Manager or Distributor)
           for cash,
o     Sale, lease, or exchange of all or any substantial part
           of the assets of the Fund to any Principal
           Shareholder  (except assets having an aggregate
           market value of less than $1 million),
o     Sale, lease or exchange to the Fund, in exchange for
           securities of the Fund, of any assets of any
           Principal Shareholder (except assets having an
           aggregate market value of less than $1 million).

      However, the affirmative vote or consent of two-thirds
of the outstanding shares of the Fund will not be required
for those transactions if the Board of Trustees under certain conditions approves the transaction. Additionally, the
provisions of the Fund's Declaration of Trust containing the above anti-takeover provisions cannot be amended without the affirmative vote of two-thirds of the outstanding voting
shares of the Fund.

      These provisions may make it more difficult to convert
the Fund to an open-end investment company or to consummate
any of the other transactions without the approval of the
Board of Trustees or approval by the owners of two-thirds of the Fund's outstanding voting shares. The anti-takeover
provisions could also deprive shareholders of the Fund of the opportunity to sell their Fund shares at a premium over Net
Asset Value in the event that a secondary market for the
Fund's shares develops, by discouraging third parties from
seeking to obtain control of the Fund by a tender offer or
similar transaction.  The Board has considered these
provisions and has concluded that they are in the best
interests of the Fund and its shareholders because they will likely require persons seeking control of the Fund to
negotiate with its management regarding the price to be paid.

Table of Contents of the Statement of Additional Information
dated September 27, , 2004

This Statement of Additional Information is not a
Prospectus.  This document contains additional information
about the Fund and supplements information in the Prospectus dated September 27, 2004.  It should be read together with
the Prospectus. You can obtain the Prospectus by writing to
the Fund's Transfer Agent, OppenheimerFunds Services, at P.O.
Box 5270, Denver, Colorado 80217, or by calling the Transfer
Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

---------------------------------------------------------------
Contents
---------------------------------------------------------------
                                                                        Page
About the Fund
Additional Information About the Fund's Investment Policies
and Risks..............................................................
2
    More Information About Senior Loans................................
2
            Main Risks of Debt Securities..............................
9
            Other Debt Securities the Fund Can Buy.....................
11
    Other Investment Techniques and Strategies.........................
13
    Portfolio Turnover.................................................
35
    Other Investment Restrictions......................................
36
How the Fund is Managed................................................
39  Organization and History...........................................
39
    Board of Trustees and Oversight Committees.........................
40
    Trustees and Officers of the Fund..................................
41
    The Manager........................................................
50
Brokerage Policies of the Fund.........................................
53
Distribution and Service Plans.........................................
55
Performance of the Fund................................................
59

About Your Account
How To Buy Shares......................................................
65
Periodic Offers to Repurchase Shares...................................
75
How To Exchange Shares.................................................
77
Dividends, Capital Gains and Taxes.....................................
81
Additional Information About the Fund..................................
86

Financial Information About the Fund
Report of Independent Registered Public Accounting Firms...............
87
Financial Statements...................................................
88
Appendix A:  Industry Classifications..................................
A-1
Appendix B:  Special Sales Charge Arrangements and Waivers.............
B-1

                          Appendix A

                      RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the
nationally-recognized rating agencies listed below. Those
ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are
based upon publicly-available information provided by the
rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM (TAXABLE) BOND RATINGS

Aaa: Bonds rated "Aaa" are judged to be the best quality.
They carry the smallest degree of investment risk.  Interest payments are protected by a large or by an exceptionally
stable margin and principal is secure.  While the various
protective elements are likely to change, the changes that
can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds.  They are rated
lower than the best bonds because margins of protection may
not be as large as with "Aaa" securities or fluctuation of
protective elements may be of greater amplitude or there may be other elements present which make the long-term risk
appear somewhat larger than that of "Aaa" securities.

A: Bonds rated "A" possess many favorable investment
attributes and are to be considered as upper-medium grade
obligations.  Factors giving security to principal and
interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds rated "Baa" are considered medium-grade
obligations; that is, they are neither highly protected nor
poorly secured.  Interest payments and principal security
appear adequate for the present but certain protective
elements may be lacking or may be characteristically
unreliable over any great length of time. Such bonds lack
outstanding investment characteristics and have speculative
characteristics as well.

Ba: Bonds rated "Ba" are judged to have speculative elements.
Their future cannot be considered well-assured.  Often the
protection of interest and principal payments may be very
moderate and thereby not well safeguarded during both good
and bad times over the future.  Uncertainty of position
characterizes bonds in this class.

B: Bonds rated "B" generally lack characteristics of the
desirable investment. Assurance of interest and principal
payments or of maintenance of other terms of the contract
over any long period of time may be small.

Caa: Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated "Ca" represent obligations which are
speculative in a high degree. Such issues are often in
default or have other marked shortcomings.

C:  Bonds rated "C" are the lowest class of rated bonds and
can be regarded as having extremely poor prospects of ever
attaining any real investment standing.

Con.  (...):  Bonds  for  which  the  security   depends  on  the
completion  of some act or the  fulfillment  of some  condition are  rated  conditionally.  These  bonds  are  secured  by  (a)
earnings  of  projects  under  construction,  (b)  earnings  of projects unseasoned in operating  experience,  (c) rentals that begin when  facilities are completed,  or (d) payments to which some  other  limiting  condition  attaches.  The  parenthetical rating  denotes  probable  credit  stature upon  completion  of construction or elimination of the basis of the condition.

Moody's applies numerical modifiers 1, 2, and 3 in each
generic rating classification from "Aa" through "Caa." The
modifier "1" indicates that the obligation ranks in the
higher end of its generic rating category; the modifier "2"
indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.
Advanced refunded issues that are secured by certain assets
are identified with a # symbol.

Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to honor senior debt obligations having an original maturity not exceeding
one year:

Prime-1: Issuer has a superior ability for repayment of
senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage
ratios, while sound, may be more subject to variation.
Capitalization characteristics, while appropriate, may be
more affected by external conditions. Ample alternate
liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of
senior short-term obligations. The effect of industry
characteristics and market compositions may be more
pronounced. Variability in earnings and profitability may
result in changes in the level of debt protection
measurements and may require relatively high financial
leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating
category.

Standard  &  Poor's  Ratings   Services,   a  division  of  The
McGraw-Hill Companies, Inc. ("Standard & Poor's")

LONG-TERM CREDIT RATINGS

AAA:  Bonds  rated "AAA" have the  highest  rating  assigned by
Standard  &  Poor's.   The  obligor's   capacity  to  meet  its
financial commitment on the obligation is extremely strong.

AA:  Bonds  rated "AA"  differ  from the  highest  rated  bonds only in  small  degree.  The  obligor's  capacity  to meet  its financial commitment on the obligation is very strong.

A:  Bonds  rated  "A"  are  somewhat  more  susceptible  to the adverse  effects  of  changes  in  circumstances  and  economic
conditions  than   obligations  in   higher-rated   categories.
However,   the   obligor's   capacity  to  meet  its  financial
commitment on the obligation is still strong.

BBB:   Bonds   rated   "BBB"   exhibit   adequate    protection
parameters.  However,  adverse economic  conditions or changing circumstances  are more  likely to lead to a weakened  capacity of  the  obligor  to  meet  its  financial  commitment  on  the obligation.

            BB, B, CCC, CC, and C

Obligations rated `BB', `B', `CCC', `CC', and `C' are
regarded as having significant speculative characteristics.
`BB' indicates the least degree of speculation and `C' the
highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by
large uncertainties or major exposures to adverse conditions.
BB: Bonds rated "BB" are less  vulnerable  to  nonpayment  than other  speculative  issues.  However,  they face major  ongoing uncertainties or exposure to adverse  business,  financial,  or
economic   conditions   which  could  lead  to  the   obligor's
inadequate  capacity to meet its  financial  commitment  on the obligation.

B:  Bonds  rated "B" are more  vulnerable  to  nonpayment  than bonds rated "BB",  but the obligor  currently  has the capacity to meet its  financial  commitment on the  obligation.  Adverse
business,   financial,   or  economic  conditions  will  likely
impair  the  obligor's  capacity  or  willingness  to meet  its financial commitment on the obligation.

CCC:   Bonds   rated   "CCC"  are   currently   vulnerable   to
nonpayment,   and  are  dependent  upon   favorable   business,
financial,  and  economic  conditions  for the  obligor to meet its  financial  commitment on the  obligation.  In the event of
adverse  business,   financial,  or  economic  conditions,  the
obligor  is not  likely  to  have  the  capacity  to  meet  its financial commitment on the obligation.

CC:  Bonds  rated  "CC"  are  currently  highly  vulnerable  to nonpayment.

C:  Subordinated  debt or preferred stock obligations rated "C"
are currently highly  vulnerable to nonpayment.  The "C" rating may be used to cover a situation  where a  bankruptcy  petition has been filed or similar  action  taken,  but payments on this obligation  are being  continued.  A "C" also will be  assigned to a preferred  stock issue in arrears on  dividends or sinking fund payments, but that is currently paying.

D:  Bonds  rated "D" are in  payment  default.  The "D"  rating category is used when  payments on an  obligation  are not made on the date due even if the  applicable  grace  period  has not expired,  unless  Standard & Poor's believes that such payments will be made  during  such grace  period.  The "D" rating  also will be used upon the filing of a  bankruptcy  petition  or the taking of a similar  action if  payments on an  obligation  are jeopardized.

The ratings from "AA" to "CCC" may be modified by the
addition of a plus (+) or minus (-) sign to show relative
standing within the major rating categories. The "r" symbol
is attached to the ratings of instruments with significant
noncredit risks.

            SHORT-TERM ISSUE CREDIT RATINGS
---------------------------------------------------------------

A-1: A short-term bond rated "A-1" is rated in the highest
category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely
strong.

A-2: A short-term bond rated "A-2" is somewhat more
susceptible to the adverse effects of changes in
circumstances and economic conditions than obligations in
higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is
satisfactory.

A-3: A short-term bond rated "A-3" exhibits adequate
protection parameters. However, adverse economic conditions
or changing circumstances are more likely to lead to a
weakened capacity of the obligor to meet its financial
commitment on the obligation.

B: A short-term bond rated "B" is regarded as having
significant speculative characteristics. The obligor
currently has the capacity to meet its financial commitment
on the obligation; however, it faces major ongoing
uncertainties which could lead to the obligor's inadequate
capacity to meet its financial commitment on the obligation.

C: A short-term bond rated "C" is currently vulnerable to
nonpayment and is dependent upon favorable business,
financial, and economic conditions for the obligor to meet
its financial commitment on the obligation.

D: A short-term bond rated "D" is in payment default. The "D"
rating category is used when payments on an obligation are
not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D"
rating also will be used upon the filing of a bankruptcy
petition or the taking of a similar action if payments on an obligation are jeopardized.

Oppenheimer Senior Floating Rate Fund
6803 South Tucson Way
Centennial, Colorado  80112
1.800.225.5677

Manager
OppenheimerFunds, Inc.
Two World Financial Center,
225 Liberty Street, 11th Floor,
New York, New York 10281-1008

Distributor
OppenheimerFunds Distributor, Inc.
Two World Financial Center,
225 Liberty Street, 11th Floor,
New York, New York 10281-1008

Transfer Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado  80217
1.800.225.5677

Custodian Bank
Deutsche Bank and Trust Company Americas
60 Wall Street, 17th floor
NYC60-1701
New York, New York  10005-2848

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202-3942

Legal Counsel
Meyer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202

Legal Counsel to the Independent Trustees
Mayer, Brown, Rowe and Maw, LLP
1675 Broadway
New York, New York 10019

INFORMATION AND SERVICES
For More Information on Oppenheimer Senior Floating Rate Fund

The following additional information about the Fund is available without charge upon request:

Statement of Additional  Information.  This  document  includes additional  information about the Fund's  investment  policies, risks,  and  operations.  It is  incorporated by reference into this  Prospectus  (which  means  it is  legally  part  of  this
Prospectus).

Annual and Semi-Annual  Reports.  Additional  information about the Fund's  investments  and  performance  is  available in the
Fund's  Annual and  Semi-Annual  Reports to  shareholders.  The
Annual Report  includes a discussion of market  conditions  and investment  strategies that  significantly  affected the Fund's performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information,
the Annual and Semi-Annual Reports, the notice explaining
the Fund's privacy policy and other information about the
Fund or your account:

---------------------------------------------------------------------------------
By Telephone:                     Call OppenheimerFunds Services toll-free:
                                  ------------------------------------------
                                  1.800.CALL OPP (225.5677)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
By Mail:                          Write to:
                                  OppenheimerFunds Services
                                  P.O. Box 5270
                                  Denver, Colorado 80217-5270
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
On the Internet:                  You can send us a request by e-mail or
                                  read or download documents on the
                                  OppenheimerFunds website:
                                  www.oppenheimerfunds.com
---------------------------------------------------------------------------------

  Information   about  the  Fund  including  the  Statement  of
  Additional  Information  can be  reviewed  and  copied at the
  SEC's Public Reference Room in Washington,  D.C.  Information
  on  the  operation  of  the  Public  Reference  Room  may  be obtained  by calling the SEC at  1.202.942.8090.  Reports and other  information  about the Fund are available on the EDGAR database  on  the  SEC's  Internet  website  at  www.sec.gov.
  Copies may be obtained  after  payment of a  duplicating  fee
  by   electronic   request  at  the  SEC's   e-mail   address:
  publicinfo@sec.gov   or  by  writing  to  the  SEC's   Public
  Reference Section, Washington, D.C. 20549-0102.

No one has  been  authorized  to  provide  any  information
about  the Fund or to make any  representations  about  the
Fund  other  than  what is  contained  in this  Prospectus.
This  Prospectus  is not an  offer  to sell  shares  of the
Fund, nor a  solicitation  of an offer to buy shares of the
Fund,  to any  person  in any  state or other  jurisdiction
where it is unlawful to make such an offer.

The Fund's SEC File No.: 811-09373        The        Fund's
shares are distributed by:
PRO291.001.0904
OppenheimerFunds Distributor, Inc.
Printed on recycled paper

------------------------------------------------------------
Oppenheimer Senior Floating Rate Fund
------------------------------------------------------------

6803 South Tucson Way, Centennial, Colorado 80112
1.800.CALL OPP (225.5677)

Statement of Additional Information dated September 27, 2004

This Statement of Additional Information is not a
Prospectus.  This document contains additional information
about the Fund and supplements information in the
Prospectus dated September 27, 2004.  It should be read
together with the Prospectus. You can obtain the Prospectus
by writing to the Fund's Transfer Agent, OppenheimerFunds
Services, at P.O. Box 5270, Denver, Colorado 80217, or by
calling the Transfer Agent at the toll-free number shown
above, or by downloading it from the OppenheimerFunds
Internet website at www.oppenheimerfunds.com.

Contents
                                                                        Page
About the Fund
Additional Information About the Fund's Investment Policies
and Risks..............................................................
    More Information About Senior Loans................................
            Main Risks of Debt Securities..............................
            Other Debt Securities the Fund Can Buy.....................
    Other Investment Techniques and Strategies.........................
    Portfolio Turnover.................................................
    Other Investment Restrictions......................................
How the Fund is Managed................................................
Organization and History...............................................
    Board of Trustees and Oversight Committees.........................
    Trustees and Officers of the Fund..................................
    The Manager........................................................
Brokerage Policies of the Fund.........................................
Distribution and Service Plans.........................................
Performance of the Fund................................................

About Your Account
How To Buy Shares......................................................
Periodic Offers to Repurchase Shares...................................
How To Exchange Shares.................................................
Dividends, Capital Gains and Taxes.....................................
Additional Information About the Fund..................................

Financial Information About the Fund
Report of Independent Registered Public Accounting Firm................
Financial Statements...................................................
Appendix A:  Industry Classifications..................................
A-1
Appendix B:  Special Sales Charge Arrangements and Waivers.............
B-1
------------------------------------------------------------

ABOUT THE FUND
------------------------------------------------------------

Additional Information About the Fund's Investment Policies
and Risks

      The investment objective, the principal investment
policies and the main risks of the Fund are described in
the Prospectus. This Statement of Additional Information
contains supplemental information about those policies and
risks and the types of securities that the Fund's
investment advisor, OppenheimerFunds, Inc. (the "Manager"),
can select for the Fund. Additional information is also
provided about the strategies that the Fund may use to try
to achieve its objective.

      The composition of the Fund's portfolio and the
techniques and strategies that the Manager may use in
selecting portfolio securities will vary over time.  The
Fund is not required to use all of the investment
techniques and strategies described below in seeking its
goal.  It may use some of the special investment techniques
and strategies at some times or not at all.

      In general, the Fund engages in portfolio
transactions when the Manager believes that the sale of a
portfolio security, or the purchase of another security,
can enhance the Fund's principal or increase its income.
The Manager may sell a security to avoid a potential
decline in market value or the Manager may buy a security
in anticipation of a market rise.  The Manager may buy and
sell similar securities at the same time to take advantage
of disparities in the normal yield and price relationship
between the two securities.

      In selecting securities for the Fund's portfolio, the
Manager evaluates the merits of particular securities
primarily through the exercise of its own investment
analysis. That process may include, among other things,
evaluation of the issuer's historical operations, prospects
for the industry of which the issuer is part, the issuer's
financial condition, its pending product developments and
business (and those of competitors), the effect of general
market and economic conditions on the issuer's business,
and legislative proposals that might affect the issuer.

      Additionally, in analyzing a particular issuer, the
Manager may consider the trading activity in the issuer's
securities, present and anticipated cash flow, estimated
current value of its assets in relation to their historical
cost, the issuer's experience and managerial expertise,
responsiveness to changes in interest rates and business
conditions, debt maturity schedules, current and future
borrowing requirements, and any change in the financial
condition of an issuer and the issuer's continuing ability
to meet its future obligations.  The Manager also may
consider anticipated changes in general business
conditions, levels of interest rates on bonds compared to
levels of cash dividends, industry and regional prospects,
the availability of new investment opportunities and the
general economic, legislative and monetary outlook for
specific industries, the nation and the world.

More Information About Senior Loans. Senior Loans typically
are arranged through private negotiations between a
borrower and one or more financial institutions
("Lenders"). Usually the Lenders are represented by an
agent ("Agent"), which usually is one of the Lenders.

      Senior Loans generally hold the most senior position
in a borrower's capital structure. Borrowers generally are
required contractually to pay the holders of Senior Loans
before they pay the holders of unsecured bank loans,
corporate bonds or subordinated debt, trade creditors, and
preferred or common stockholders. Lenders obtain priority
liens that typically provide the first right to cash flows
or proceeds from the sale of a borrower's collateral, if
any, if the borrower becomes insolvent. That right is
subject to the limitations of bankruptcy law, which may
provide higher priority to certain other claims such as,
for example, employee salaries, employee pensions and
taxes.

      Senior Loans have contractual terms designed to
protect lenders.  Loan agreements often include restrictive
covenants that limit the activities of the borrower. A
restrictive covenant is a promise by the borrower to not
take certain actions that might impair the rights of
lenders.  Those covenants typically require the scheduled
payment of interest and principal and may include
restrictions on dividend payments and other distributions
to the borrower's shareholders, provisions requiring the
borrower to maintain specific financial ratios or
relationships and limits on the borrower's total debt.  In
addition, a covenant may require the borrower to prepay the
Senior Loan or debt obligation with any excess cash flow.
Excess cash flow generally includes net cash flow after
scheduled debt service payments and permitted capital
expenditures, among other things, as well as the proceeds
from asset dispositions or sales of securities.

      A breach of a covenant (after the expiration of any
cure period) in a loan agreement that is not waived by the
Agent and the lending syndicate normally is an event of
acceleration.  This means that the Agent has the right to
demand immediate repayment in full of the outstanding loan.
Acceleration may cause the non-payment of the principal or
interest on the loan, in whole or in part, which may result
in a reduction in value of the loan (and possibly the
Fund's net asset values) if the loan is not paid.
Acceleration may also occur in the case of the breach of a
covenant in a debt obligation agreement.

      Lenders typically also have certain voting and
consent rights under a Senior Loan agreement.  Action
subject to a Lender vote or consent generally requires the
vote or consent of the holders of some specified percentage
of the outstanding principal amount of a Senior Loan, and
the Fund might not agree with the actions of the holders of
that specified percentage of a particular Senior Loan.
Certain decisions, such as reducing the amount or
increasing the time for payment of interest on or repayment
of principal of a Senior Loan, or releasing collateral for
the Senior Loan, frequently require the unanimous vote or
consent of all Lenders affected.

      |X|  Collateral.  Most, but not all, of the Senior
Loans in which the Fund invests are secured by the
borrower's collateral.  Collateral may include tangible
assets, such as cash, accounts receivable, inventory, real
estate, buildings and equipment, common and/or preferred
stock of subsidiaries, and intangible assets including
trademarks, copyrights, patent rights and franchise value.
The Fund may also receive guarantees or other credit
support as a form of collateral.  In some instances, the
Fund may invest in Senior Loans that are secured only by
stock of the borrower or its subsidiaries or affiliates.

      Generally, as discussed below, the Agent for a
particular Senior Loan is responsible for monitoring
collateral and for exercising remedies available to the
lenders such as foreclosure upon collateral in the event of
the borrower's default. In certain circumstances, the loan

agreement may authorize the Agent to liquidate the
collateral and to distribute the liquidation proceeds pro
rata among the lenders.  The Fund may invest in Senior
Loans that are not secured by specific collateral.  Those
loans may not constitute more than 10% of the Fund's net
assets (plus the amount of borrowings for investment
purposes).  Unsecured senior loans involve additional risk.

      |X|  Interest Rate Benchmarks. Interest rates on
Senior Loans adjust periodically.  The interest rates
adjust based on a base rate plus a premium or spread over
the base rate. The base rate usually is the London
Inter-Bank Offered Rate ("LIBOR"), the Federal Reserve
federal funds rate, the Prime Rate or the certificate of
deposit ("CD") rate or other base lending rates used by
commercial lenders (each as defined in the applicable loan
agreement). The interest rate on Prime Rate-based corporate
loans and corporate debt securities floats daily as the
Prime Rate changes, while the interest rate on LIBOR-based
and CD-based Corporate Loans and Corporate Debt Securities
is reset periodically, typically between 30 days and one
year.

o     LIBOR usually is an average of the interest rates
         quoted by several designated banks as the rates at
         which they pay interest to major depositors in the
         London interbank market on U.S. dollar denominated
         deposits.  The market views changes in short-term
         LIBOR rates as closely related to changes in the
         Federal Reserve federal funds rate, although the
         two are not officially related.
o     The Federal Reserve federal funds rate is the rate
         that the Federal Reserve Bank charges member banks
         for borrowing money.
o     The Prime Rate quoted by a major U.S. bank is
         generally the interest rate at which that bank is
         willing to lend U.S. dollars to its most
         creditworthy borrowers, although it may not be the
         bank's lowest available rate.
o     The CD rate, as provided for in loan agreements,
         usually is the average rate paid on large
         certificates of deposit traded in the secondary
         market.

      Certain floating or variable rate Senior Loans may
permit the borrower to select an interest rate reset period
of up to one year.  A portion of the Fund's investments may
consist of Senior Loans with interest rates that are fixed
for the term of the loan.  Investing in Senior Loans with
longer interest rate reset periods or fixed interest rates
may increase fluctuations in the Fund's net asset value as
a result of changes in interest rates.  However, the Fund
may attempt to hedge all of its fixed rate Senior Loans
against interest rate fluctuations by entering into
interest rate swaps or total return swap transactions.  The
Fund also will attempt to maintain a dollar-weighted
average time period to the next interest rate adjustment of
90 days or less for its portfolio of Senior Loans.

      Senior Loans are generally structured so that
borrowers pay higher margins when they elect LIBOR and
CD-based borrower options. This permits lenders to obtain
generally consistent yields on Senior Loans, regardless of
whether borrowers select the LIBOR or CD-based options, or
the Prime-based option.  In recent years, however, the
differential between the lower LIBOR and CD base rates and
the higher Prime Rate base rates prevailing in the
commercial bank markets has widened to the point that the
higher margins paid by borrowers for LIBOR and CD-based
pricing options do not currently compensate for the
differential between the Prime Rate and the LIBOR and CD
base rates.  Consequently, borrowers have increasingly
selected the LIBOR-based pricing option, resulting in a
yield on Senior Loans that is consistently lower than

the yield available from the Prime Rate-based pricing
option.  If this trend continues, it will significantly
limit the ability of the Fund to achieve a net return to
shareholders that consistently approximates the average
published Prime Rate of leading U.S. banks. The Manager
cannot predict whether this trend will continue.

      |X|  The Manager's Credit Analysis of Senior Loans.
The Manager performs its own credit analysis of Senior
Loans.  The Manager obtains information from the agents
that originate or administer the loans, other lenders and
other sources.  The Manager will continue to monitor the
credit of Senior Loans while the Fund owns them.

      In its analysis, the Manager may consider many
factors, including the borrower's past and future projected
financial performance; the quality of management;
collateral; cash flow; industry; position in the market;
and tangible assets. When evaluating Senior Loans, the
Manager may consider, and may rely in part, on analysis
performed by Agents and other Lenders.  This analysis may
include an evaluation of the value and sufficiency of any
collateral securing Senior Loans.

      A borrower's capital structure may include Senior
Loans, senior and junior unsubordinated debt, preferred
stock and common stock.  Senior Loans typically have the
most senior claim on the borrower's assets, while common
stock has the lowest priority.  Typically, the borrowers
use the proceeds of Senior Loans to finance leveraged
buyouts, recapitalizations, mergers, acquisitions, stock
repurchases, debt refinancings, and, to a lesser extent,
other purposes.

      When the Manager determines that a borrower of a
Senior Loan is likely to repay its obligations, it will
consider that Senior Loan for investment in the Fund.  For
example, the Manager may determine that a borrower can meet
debt service requirements from cash flow or other sources,
including the sale of assets, despite the borrower's low
credit rating.  The Manager may determine that Senior Loans
of borrowers that are experiencing financial distress, but
that appear able to pay their interest, may present
investment opportunities.

      |X|  How Senior Loans Are Arranged. The Fund
generally will acquire Senior Loans from and sell Senior
Loans to the following types of Lenders: money center
banks, selected regional banks and selected non-banks,
investment banks, insurance companies, finance companies,
other investment companies, private investment funds, and
lending companies. The Fund may also acquire Senior Loans
from and sell Senior Loans to U.S. branches of foreign
banks that are regulated by the Federal Reserve System or
appropriate state regulatory authorities.

      The Fund may have obligations under a loan agreement,
including the obligation to make additional loans in
certain circumstances. The Fund intends to establish a
reserve against such contingent obligations by identifying
on its books cash, liquid securities and liquid Senior
Loans.  The Fund will not purchase a Senior Loan that would
require the Fund to make additional loans if as a result of
that purchase all of the Fund's additional loan commitments
in the aggregate would exceed 20% of the Fund's total
assets or would cause the Fund to fail to meet the asset
composition requirements set forth in "Investment
Restrictions," below in this Statement of Additional
Information.

o     The Agent.  Agents that arrange Senior Loans
typically are commercial or investment banks or other
entities that originate Senior Loans and invite other
parties to join the lending syndicate.  In larger
transactions, it is common to have several Agents. However,
usually only one Agent has primary responsibility for
documentation and administration of the Senior Loan.
Agents are normally paid fees by the borrower for their
services. While the Fund can serve as the Agent or co-agent
for a Senior Loan, the Fund currently does not intend to
act as an Agent or co-Agent.

      Agents, acting on behalf of the Lenders, generally
are primarily responsible for negotiating the loan
agreement, which establishes the terms and conditions of
the Senior Loan and the rights of the borrower and the
Lenders.  Agents usually monitor the adequacy of assets
that collateralize Senior Loans.  Agents may rely on
independent appraisals of specific collateral.  In reliance
upon the opinions of their legal counsel, Agents generally
are also responsible for determining that the Lenders have
obtained a perfected security interest in the collateral
securing Senior Loans.

      The Fund will rely on Agents to collect payments of
principal and interest on a Senior Loan.  The Fund also
will rely in part on Agents to monitor compliance by the
borrower with the restrictive covenants in the loan
agreement and to notify the Fund (or the Lender from whom
the Fund has purchased a participation) of any adverse
change in the borrower's financial condition.

      Financial difficulties of Agents can pose a risk to
the Fund. If an Agent for a particular Senior Loan becomes
insolvent, the Fund could incur losses in connection with
its investment in that Senior Loan. An Agent could declare
bankruptcy, and a regulatory authority could appoint a
receiver or conservator.  Should this occur, the assets
that the Agent holds under the Senior Loan should continue
to be available to the holders of the Senior Loans,
including the Fund.  A regulator or a court, however, might
determine that the assets that the Agent holds for the
benefit of the Fund are subject to the claims of the
Agent's general or secured creditors.  If that occurs, the
Fund might incur costs and delays in realizing final
payment on a Senior Loan, or the Fund might suffer a loss
of principal or interest.  The Fund may be subject to
similar risks when it buys a Participation Interest or an
Assignment from an intermediary.

      |X|  How the Fund Invests in Senior Loans.  The Fund
may invest in Senior Loans in one or more of three ways:

o     The Fund may invest directly in a Senior Loan by
         acting as an original Lender.
o     The Fund may purchase a Senior Loan by an assignment
         of the loan (an "Assignment") from the Agent or
         other Lender.
o     The Fund may purchase a participation interest in a
         Senior Loan ("Participation Interest") from an
         Agent or other Lender.

o     Direct Investments.  The Fund can invest directly in
Senior Loans, generally "at par" (a price for the Senior
Loan equal approximately to 100% of the funded principal
amount of the loan).  When the Fund directly invests in a
Senior Loan, it may receive a return at the full interest
rate for the Senior Loan.

      When the Fund is an original lender, it will have a
direct contractual relationship with the borrower and will
have direct recourse against the borrower in the event the
borrower fails to pay scheduled principal or interest.  In
all other cases, the Fund looks to the Agent to enforce
appropriate remedies against the borrower.

o     Assignments.  When the Fund purchases a Senior Loan
by Assignment, the Fund typically succeeds to the rights of
the assigning lender under the Senior Loan agreement and
becomes a "Lender" under the Senior Loan agreement.
Subject to the terms of the loan agreement, the Fund may
enforce compliance by the borrower with the terms of the
loan agreement and may have rights with respect to any
funds acquired by other lenders through set-off.

      However, Assignments are arranged through private
negotiations between potential assignees and potential
assignors, and the rights and obligations acquired by the
purchaser of an Assignment may be more limited than those
held by the assigning lender. The Fund will purchase an
Assignment or act as lender with respect to a syndicated
Senior Loan only when the Manager determines that the Agent
is creditworthy.

o     Participation Interests. A participation interest is
an undivided interest in a loan made by the issuing
financial institution in the proportion that the buyer's
participation interest bears to the total principal amount
of the loan. The issuing financial institution may have no
obligation to the Fund other than to pay the Fund the
proportionate amount of the principal and interest payments
it receives. Holders of Participation Interests are
referred to as "Participants."

      Participation Interests involve special risks for the
Fund. Participation Interests are primarily dependent upon
the creditworthiness of the borrowing corporation, which is
obligated to make payments of principal and interest on the
loan. There is a risk that a borrower may have difficulty
making payments.  If a borrower fails to pay scheduled
interest or principal payments, the Fund could experience a
reduction in its income. The value of that participation
interest might also decline, which could affect the net
asset value of the Fund's shares. If the issuing financial
institution fails to perform its obligations under the
participation agreement, the Fund might incur costs and
delays in realizing payment and suffer a loss of principal
and/or interest.

      The Fund's rights under a Participation Interest with
respect to a particular Senior Loan may be more limited
than the rights of original Lenders or of investors who
acquire an Assignment of that Loan. The Fund has the right
to receive payments of principal, interest and any fees to
which it is entitled only from the Lender selling the
Participation Interest and only when the Lender receives
the payments from the borrower.  In purchasing
Participation Interests, the Fund will usually have a
contractual relationship only with the selling institution
and not the underlying borrower.  The Fund generally will
have no right directly to enforce compliance by the
borrower with the terms of the related loan agreement, nor
will the Fund generally have the right to object to certain
changes to the loan agreement agreed to by the selling
institution.  The Fund generally will have no right to
compel the lender from whom it purchased the Participation
Interest to enforce compliance by the borrower with the
terms of the Senior Loan agreement.

      In buying a Participation Interest, the Fund might
not directly benefit from the collateral supporting the
related Senior Loan and may be subject to any rights of set
off the borrower has against the selling institution.  As a
result, the Fund may be subject to delays, expenses and
risks that are greater than those that exist when the Fund
is an original Lender.

      Due to restrictions and conditions on transfer in
loan agreements and in the participation agreement
negotiated by the Fund and the selling institution,
Participation Interests are not as easily purchased or sold
as a publicly traded security.  Accordingly, investments in
participation interests may be illiquid.

      In buying a Participation Interest, the Fund assumes
the credit risk of both the borrower and the Lender selling
the Participation Interest.  If a Lender that sells the
Fund a Participation Interest becomes insolvent, the Fund
may be treated as a general creditor of the Lender.  As a
general creditor, the Fund may not benefit from a right of
set off that the Lender has against the borrower.  In the
event of bankruptcy or insolvency of the borrower, the
obligation of the borrower to repay the Senior Loan may be
subject to certain defenses that can be asserted by the
borrower as a result of any improper conduct of the Lender
selling the participation.  The Fund will acquire a
Participation Interest only if the Manager determines that
the Lender (or other intermediary Participant) selling the
Participation Interest is creditworthy.

      |X|  Fees.  The Fund may be required to pay and may
receive various fees and commissions in connection with
purchasing, selling and holding interests in Senior Loans.
Borrowers typically pay three kinds of fees to Lenders:

o     facility fees when a Senior Loan is originated;
o     commitment fees on an ongoing basis based on the
         unused portion of a Senior Loan commitment; and
o     prepayment penalties when a borrower prepays a Senior
         Loan.

      The Fund receives these fees directly from the
borrower if the Fund is an original Lender or, in the case
of commitment fees and prepayment penalties, if the Fund
acquires an Assignment. Whether the Fund receives a
facility fee in the case of an assignment, or any fees in
the case of a Participation Interest, depends on
negotiations between the Fund and the Lender selling the
interests.

      When the Fund buys an Assignment, it may be required
to pay a fee, or forgo a portion of interest and fees
payable to it, to the Lender selling the assignment.
Occasionally, the assignor pays a fee to the assignee.  In
addition, the Fund may be required to pay a transfer fee to
the Agent. The seller of a Participation Interest to the
Fund may deduct a portion of the interest and any fees
payable to the Fund, as an administrative fee. The Fund may
be required to pass along to a buyer of a Senior Loan from
the Fund a portion of any fees that the Fund is entitled
to.  If the Fund sells a Participation Interest, the Fund
may be required to pay a transfer fee to the Lender that
holds the nominal interest in the Senior Loan.

Main Risks of Debt Securities.   In addition to Senior
Loans, the Fund can invest up to 20% of its net assets in a
variety of debt securities to seek its objective.  Foreign
debt securities are subject to the risks of foreign
securities described below, and in general, all debt
securities (including Senior Loans) are subject to credit
risk and interest rate risk.

      |X|  Interest Rate Risk.  Interest rate risk refers
to the fluctuations in value of debt securities resulting
from the inverse relationship between price and yield.  For
example, an increase in prevailing interest rates will tend
to reduce the market value of already-issued debt
securities, and a decline in general interest rates will
tend to increase their value. In addition, debt securities
having longer maturities tend to have higher yields, but
are subject to potentially greater fluctuations in value
from changes in interest rates than obligations having
shorter maturities.

      The Fund does not have investment policies
establishing specific maturity ranges for its investments,
and they may be within any maturity range (short, medium or
long) depending on the Manager's evaluation of investment
opportunities available within the debt securities markets.
The Manager expects that the Senior Loans the Fund will
invest in will have maturities ranging from 1 to ten years.
However, Senior Loans typically have mandatory and optional
prepayment provisions. Because of prepayments, the actual
remaining maturity of a Senior Loan may be considerably
less than its stated maturity. The reinvestment by the Fund
of the proceeds of prepaid Senior Loans could result in a
reduction of income to the Fund in falling interest rate
environments.  Prepayment penalty fees that may be assessed
in some cases may help offset the loss of income to the
Fund in those cases.

      Because the interest rates on Senior Loans adjust
periodically to reflect current market rates, falling
short-term interest rates should tend to decrease the
income payable to the Fund on its Senior Loan investments
and rising rates should tend to increase that income. The
Fund may also use interest rate swaps and other derivative
investments to try to shorten the average maturity of its
portfolio of debt securities.

      However, investments in floating rate obligations
should also mitigate the fluctuations in the Fund's net
asset values during periods of changing interest rates,
compared to changes in values of longer-term fixed-rate
debt securities. Nevertheless, changes in interest rates
can affect the value of the Fund's Senior Loans, especially
if rates change sharply in a short period, because the
resets of the interest rates on the underlying portfolio of
Senior Loans occur periodically and will not all happen
simultaneously with changes in prevailing rates. Having a
shorter average reset period for its portfolio of Senior
Loans may help mitigate that risk.

      The Fund's other investments in debt securities that
have fixed interest rates will be subject to the general
effects of changes in interest rates, described above. For
those investments, the Fund may shift its focus for new
investments to securities having longer maturities as
interest rates decline and to securities having shorter
maturities as interest rates rise.

      |X|  Credit Risk.  Credit risk relates to the ability
of an issuer of a debt security to meet interest or
principal payments (or both) as they become due.  In
general, lower-grade, higher-yield debt securities are
subject to credit risk to a greater extent than
higher-quality investments.

      The Fund's investments in Senior Loans and other debt
securities can include high-yield, non-investment-grade
securities (commonly referred to as "high risk" securities,
or, in the case of bonds, "junk bonds"). It is expected
that most of the Fund's Senior Loans will be below
investment grade. Investment-grade securities are
securities rated at least "Baa" by Moody's
Investors Service, Inc., at least "BBB" by Standard $amp;
Poor's Ratings Service or Fitch, Inc., or that have
comparable ratings by another nationally-recognized
statistical rating organization ("NRSRO"). If the debt
securities the Fund buys are unrated, they are assigned a
rating by the Manager of comparable quality to securities
having similar yield and risk characteristics within a
rating category of a rating organization.

      "Lower-grade" debt securities are those rated below
"investment grade," which means they have a rating lower
than "Baa" by Moody's or lower than "BBB" by Standard $amp;
Poor's or Duff $amp; Phelps, or similar ratings by other rating organizations.  If debt securities are unrated, and are
determined by the Manager to be of comparable quality to
debt securities rated below investment grade, they are
considered part of the Fund's portfolio of lower-grade
securities. Although the Fund will normally invest in
Senior Loans rated "B" or better (or that have, in the
Manager's judgment, a comparable quality, if unrated), it
can invest up to 15% of its net assets in investments rated
below "B."  A "B" rating is below investment grade.

      While securities rated "Baa" by Moody's or "BBB" by
Standard $amp; Poor's or Fitch are investment grade and are not regarded as junk bonds, those securities may be subject to
special risks, and have some speculative characteristics.

o     Special Credit Risks of Lower-Grade Securities.  The
Fund can invest without limit in lower-grade Senior Loans
and other debt securities, if the Manager believes it is
consistent with the Fund's objective of seeking high income
and preservation of capital.  Because lower-quality
securities tend to offer higher yields than
investment-grade securities, the Fund may invest in
lower-grade securities to try to achieve higher income.

      Senior Loans, like other debt obligations, are
subject to the risk of the borrower's non-payment of
scheduled interest and/or principal. While most of the
Fund's investments in Senior Loans will be secured by
collateral that the Manager believes to be equal to or
exceed the principal amount of the Senior Loan at the time
of investment, there can be no assurance that the
liquidation of such collateral would satisfy the borrower's
obligations in the event of non-payment of scheduled
interest or principal payments, or that the collateral
could be readily liquidated. In the event of a borrower's
bankruptcy, the Fund could experience delays or

limitations in its ability to realize the benefits of
collateral securing a loan. A Senior Loan might be
collateralized by the stock of the borrower or its
subsidiaries, but that stock may lose all of its value in
the event of the borrower's bankruptcy. Additionally, some
Senior Loans are subject to the risk that a court could
subordinate the Senior Loan to presently existing or future
indebtedness of the borrower under fraudulent conveyance or
similar laws, or take other actions detrimental to the
interests of holders of Senior Loans, including
invalidating the loan. Nevertheless, in general, the
Manager believes that below-investment-grade Senior Loans
currently have more favorable loss recovery rates than
other below-investment-grade debt securities.

      While Senior Loans are increasingly being rated by
national rating organizations, it is possible that many of
the Senior Loans in which the Fund will invest will not be
rated by an independent rating agency. While the Fund
expects to have access to financial and other information
of the borrower that has been made available to the Lenders
under a Senior Loan, it may not have such information in
connection with Participation Interests and certain
Assignments. Additionally, the amount of public information
available with respect to Senior Loans will generally be
less extensive than what is available for exchange-listed
or otherwise registered securities.

      Unlike collateralized Senior Loans, other debt
securities the Fund can buy may have no collateral
supporting the borrower's obligation to pay interest and
repay principal. The Fund can invest in that type of debt
securities that are below investment-grade (but they must
be rated at least "B" or have a comparable rating assigned
by the Manager if unrated).

      There is a greater risk that the issuer of a
below-investment-grade debt security may default on its
obligation to pay interest or to repay principal than in
the case of investment grade securities. The issuer's low
creditworthiness may increase the potential for its
insolvency.  An overall decline in values in the high yield
bond market is also more likely during a period of a
general economic downturn.  An economic downturn or an
increase in interest rates could severely disrupt the
market for high yield bonds, adversely affecting the values
of outstanding bonds as well as the ability of issuers to
pay interest or repay principal.  In the case of foreign
debt securities, these risks are in addition to the special
risk of foreign investing discussed in the Prospectus and
in this Statement of Additional Information.

      To the extent they can be converted into stock,
convertible securities may be less subject to some of these
risks than non-convertible high yield debt securities,
since stock may be more liquid and less affected by some of
these risk factors.

Other Debt Securities the Fund Can Buy. Under normal market
circumstances and as part of its regular investment
program, the Fund can invest up to 20% of its net assets in
debt securities other than Senior Loans. Those types of
securities are described below.

      |X|  U.S. Government Securities.  These are
securities issued or guaranteed by the U.S. Treasury, other
government agencies or federally-charted corporate entities
referred to as "instrumentalities." The obligations of U.S.
government agencies or instrumentalities in which the Fund
may invest may or may not be guaranteed or supported by the
"full faith and credit" of the United States.  "Full faith
and credit" means generally that the taxing power of the
U.S. government is pledged to the payment of interest and
repayment of principal on a security.  If a security is not
backed by the full faith and credit of the United States,
the owner of the security must look principally to the
agency issuing the obligation for repayment.  The owner
might not be able to assert a claim against the United
States if the issuing agency or instrumentality does not
meet its commitment.

o     U.S. Treasury Obligations.  These include Treasury
bills (which have maturities of one year or less when
issued), Treasury notes (which have maturities of one to
ten years when issued), and Treasury bonds (which have
maturities of more than ten years when issued).  Treasury
securities are backed by the full faith and credit of the
United States as to timely
payments of interest and repayments of principal.  The Fund
can also by U. S. Treasury securities whose interest
coupons have been "stripped" by a Federal Reserve Bank,
zero-coupon U.S. Treasury securities described below, and
Treasury Inflation-Protection Securities ("TIPS").

            The U.S. Treasury securities called "TIPS" are
designed to provide an investment vehicle that is not
vulnerable to inflation.  The interest rate paid by TIPS is
fixed.  The principal value rises or falls semi-annually
based on changes in the published Consumer Price Index.  If
inflation occurs, the principal and interest payments on
TIPS are adjusted to protect investors from inflationary
loss. If deflation occurs, the principal and interest
payments will be adjusted downward, although the principal
will not fall below its face amount at maturity.

o     Obligations Issued or Guaranteed by U.S. Government
Agencies or Instrumentalities. These include direct
obligations and mortgage-related securities that have
different levels of credit support from the government.
Some are supported by the full faith and credit of the U.S.
government, such as Government National Mortgage
Association pass-through mortgage certificates (called
"Ginnie Maes"). Some are supported by the right of the
issuer to borrow from the U.S. Treasury under certain
circumstances, such as Federal National Mortgage
Association bonds ("Fannie Maes"). Others are supported
only by the credit of the entity that issued them, such as
Federal Home Loan Mortgage Corporation obligations
("Freddie Macs").

o     Zero-Coupon U.S. Government Securities.  The Fund can
buy zero-coupon U.S. government securities. These will
typically be U.S. Treasury Notes and Bonds that have been
stripped of their unmatured interest coupons, the coupons
themselves, or certificates representing interests in those
stripped debt obligations and coupons.

      Zero-coupon securities do not make periodic interest
payments and are sold at a deep discount from their face
value at maturity.  The buyer recognizes a rate of return
determined by the gradual appreciation of the security,
which is redeemed at face value on a specified maturity
date. This discount depends on the time remaining until
maturity, as well as prevailing interest rates, the
liquidity of the security and the credit quality of the
issuer.  The discount typically decreases as the maturity
date approaches.

      Because zero-coupon securities pay no interest and
compound semi-annually at the rate fixed at the time of
their issuance, their value is generally more volatile than
the value of other debt securities that pay interest.
Their value may fall more dramatically than the value of
interest-bearing securities when interest rates rise.  When
prevailing interest rates fall, zero-coupon securities tend
to rise more rapidly in value because they have a fixed
rate of return.

      The Fund's investment in zero-coupon securities may
cause the Fund to recognize income and make distributions
to shareholders before it receives any cash payments on the
zero-coupon investment.  To generate cash to satisfy those
distribution requirements, the Fund may have to sell
portfolio securities that it otherwise might have continued
to hold or to use cash flows from other sources such as the
sale of Fund shares.

Other Investment Techniques and Strategies.  In seeking its
objective, from time to time the Fund can use the types of
investment strategies and investments described below.  It
is not required to use all of these strategies at all times
and at times the Fund might not use them.

      |X|  Foreign Securities.  The Fund can invest up to
20% of its total assets in foreign securities. "Foreign
securities" include equity and debt securities (including
Senior Loans) of companies organized under the laws of
countries other than the United States and debt securities
issued or guaranteed by governments other than the U.S.
government or by foreign supra-national entities.

      Securities of foreign issuers that are represented by
American Depository Receipts or that are listed on a U.S.
securities exchange or traded in the U.S. over-the-counter
markets are not considered "foreign securities" for the
purpose of the Fund's investment allocations, because they
are not subject to many of the special considerations and
risks, discussed below, that apply to foreign securities
traded and held abroad. Generally, the Fund will purchase
Senior Loans of foreign issuers or borrowers only if they
are denominated and payable in U.S. dollars, to reduce the
risks of currency fluctuations on the values of the loans.

      The Fund limits its investments in "foreign
securities" to securities of companies and governments in
"developed" markets, which the Manager currently defines to
include the United Kingdom, Germany, France, Italy,
Belgium, The Netherlands, Luxembourg, Ireland, Sweden,
Finland, Switzerland, Austria, Denmark, Norway, Spain,
Canada, Australia, New Zealand and Japan as well as
securities issued by "supra-national" entities. Examples
are the International Bank for Reconstruction and
Development (commonly called the "World Bank"), the Asian
Development Bank and the Inter-American Development Bank.

      The percentage of the Fund's assets that will be
allocated to foreign securities will vary over time
depending on a number of factors. Those factors may include
the relative yields of foreign and U.S. securities, the
economies of foreign countries, the condition of a
country's financial markets, the interest rate climate of
particular foreign countries and the relationship of
particular foreign currencies to the U.S. dollar.  The
Manager analyzes fundamental economic criteria (for
example, relative inflation levels and trends, growth rate
forecasts, balance of payments status, and economic
policies) as well as technical and political data.

      Investing in foreign securities offers potential
benefits not available from investing solely in securities
of domestic issuers. They include the opportunity to invest
in securities of foreign issuers that appear to offer high
income potential, or in foreign countries with economic
policies or business cycles different from those of the
U.S., or to reduce fluctuations in portfolio value by
taking advantage of foreign securities markets that do not
move in a manner parallel to U.S. markets. The Fund will
hold foreign currency only in connection with the purchase
or sale of foreign securities.

o     Foreign Government Debt Obligations. The debt
obligations of foreign governments and entities may or may
not be supported by the full faith and credit of the
foreign government. The Fund may buy securities issued by
certain supra-national entities, which include entities
designated or supported by governments to promote economic
reconstruction or development, international banking
organizations and related government agencies. The
governmental members of these supra-national entities are
"stockholders" that typically make capital contributions
and may be committed to make additional capital
contributions if the entity is unable to repay its
borrowings.  A supra-national entity's lending activities
may be limited to a percentage of its total capital,
reserves and net income.  There can be no assurance that
the constituent foreign governments will continue to be
able or willing to honor their capitalization commitments
for those entities.

o     Risks of Foreign Investing.  Investments in foreign
securities may offer special opportunities for investing
but also present special additional risks and
considerations not typically associated with investments in
domestic securities.  Some of these additional risks are:
o     reduction of income by foreign taxes;
o     fluctuation in value of foreign investments due to
            changes in currency rates or currency control
            regulations (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform accounting, auditing and financial
            reporting standards in foreign countries
            comparable to those applicable to domestic
            issuers;
o     less volume on foreign exchanges than on U.S.
            exchanges;
o     greater volatility and less liquidity on foreign
            markets than in the U.S.;
o     less governmental regulation of foreign issuers,
            stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased risks of delays in settlement of portfolio
            transactions or loss of certificates for
            portfolio securities;
o     possibilities in some countries of expropriation,
            confiscatory taxation, political, financial or
            social instability or adverse diplomatic
            developments; and
o     unfavorable differences between the U.S. economy and
            foreign economies.

      In the past, U.S. government policies have
discouraged certain investments abroad by U.S. investors,
through taxation or other restrictions, and it is possible
that such restrictions could be re-imposed.

      Because the Fund can purchase securities denominated
in foreign currencies, a change in the value of a foreign
currency against the U.S. dollar could result in a change
in the amount of income the Fund has available for
distribution.  Because a portion of the Fund's investment
income may be received in foreign currencies, the Fund will
be required to compute its income in U.S. dollars for
distribution to shareholders, and therefore the Fund will
absorb the cost of currency fluctuations. After the Fund
has distributed income, subsequent foreign currency losses
may result in the Fund's having distributed more income in
a particular fiscal period than was available from
investment income, which could result in a return of
capital to shareholders.

      |X|  Other Zero-Coupon Securities.  The Fund may buy
zero-coupon and delayed interest securities, and "stripped"
securities of U.S. and foreign corporations and of foreign
government issuers.  These are similar in structure to
zero-coupon and "stripped" U.S. government securities, but
in the case of foreign government securities may or may not
be backed by the "full faith and credit" of the issuing
foreign government.  Zero-coupon securities issued by
foreign governments and by corporations will be subject to
greater credit risks than U.S. government zero-coupon
securities.

      |X|  Other "Stripped" Securities.  In addition to
buying stripped Treasury securities, the Fund can invest in
stripped mortgage-related securities that are created by
segregating the cash flows from underlying mortgage loans
or mortgage securities to create two or more new
securities. Each has a specified percentage of the
underlying security's principal or interest payments.
These are a form of derivative investment.

      Mortgage securities may be partially stripped so that
each class receives some interest and some principal.
However, they may be completely stripped.  In that case all
of the interest is distributed to holders of one type of
security, known as an "interest-only" security, or "I/O,"
and all of the principal is distributed to holders of
another type of security, known as a "principal-only"
security or "P/O." Strips can be created for pass-through
certificates or collateralized mortgage obligations (CMOs).

      The yields to maturity of I/Os and P/Os are very
sensitive to principal repayments (including prepayments)
on the underlying mortgages. If the underlying mortgages
experience greater than anticipated prepayments of
principal, the Fund might not fully recoup its investment
in an I/O based on those assets. If underlying mortgages
experience less than anticipated prepayments of principal,
the yield on the P/Os based on them could decline
substantially.

      |X|  Preferred Stocks.  Preferred stock, unlike
common stock, has a stated dividend rate payable from the
corporation's earnings.  Preferred stock dividends may be
cumulative or non-cumulative, participating, or auction
rate. "Cumulative" dividend provisions require all or a
portion of prior unpaid dividends to be paid. Preferred
stock may be "participating" stock, which means that it may
be entitled to a dividend exceeding the stated dividend in
certain cases.

      If interest rates rise, the fixed dividend on
preferred stocks may be less attractive, causing the price
of preferred stocks to decline.  Preferred stock may have
mandatory sinking fund provisions, as well as provisions
allowing calls or redemption prior to maturity, which also
can have a negative impact on prices when interest rates
decline. The rights of preferred stock on distribution of a
corporation's assets in the event of a liquidation are
generally subordinate to the rights associated with a
corporation's debt securities. Preferred stock generally
has a preference over common stock on the distribution of a
corporation's assets in the event of liquidation of the
corporation.

      |X|  Other Floating Rate and Variable Rate
Obligations.  The Fund can invest in debt securities other
than Senior Loans that have floating or variable interest
rates. Those variable rate obligations may have a demand
feature that allows the Fund to tender the obligation to
the issuer or a third party prior to its maturity.  The
tender may be at par value plus accrued interest, according
to the terms of the obligations.

      The interest rate on a floating rate demand note is
adjusted automatically according to a stated prevailing
market rate, such as a bank's prime rate, the 91-day U.S.
Treasury Bill rate, or some other standard.  The
instrument's rate is adjusted automatically each time the
base rate is adjusted.  The interest rate on a variable
rate note is also based on a stated prevailing market rate
but is adjusted automatically at specified intervals.
Generally, the changes in the interest rate on such
securities reduce the fluctuation in their market value.
As interest rates decrease or increase, the potential for
capital appreciation or depreciation is less than that for
fixed-rate obligations of the same maturity.  The Manager
may determine that an unrated floating rate or variable
rate demand obligation meets the Fund's quality standards
by reason of being backed by a letter of credit or
guarantee issued by a bank that meets those quality
standards.

      Floating rate and variable rate demand notes that
have a stated maturity in excess of one year may have
features that permit the holder to recover the principal
amount of the underlying security at specified intervals
not exceeding one year and upon no more than 30 days'
notice.  The issuer of that type of note normally has a
corresponding right in its discretion, after a given
period, to prepay the outstanding principal amount of the
note plus accrued interest. Generally the issuer must
provide a specified number of days' notice to the holder.
The Fund can also buy step-coupon bonds that have a coupon
rate that changes periodically during the life of the
security on pre-determined dates that are set when the
security is issued.

      |X|  "When-Issued" and "Delayed-Delivery"
Transactions.  The Fund may invest in securities on a
"when-issued" basis and may purchase or sell securities on
a "delayed-delivery" (or "forward-commitment") basis.
"When-issued" and "delayed-delivery" are terms that refer
to securities whose terms and indenture are available and
for which a market exists, but which are not available for
immediate delivery.

      When such transactions are negotiated, the price
(which is generally expressed in yield terms) is fixed at
the time the commitment is made.  Delivery and payment for
the securities take place at a later date.  The securities
are subject to change in value from market fluctuations
during the period until settlement.  The value at delivery
may be less than the purchase price.  For example, changes
in interest rates in a direction other than that expected
by the Manager before settlement will affect the value of
such securities and may cause a loss to the Fund. During
the period between purchase and settlement, the Fund makes
no payment to the issuer and no interest accrues to the
Fund from the investment until it receives the security at
settlement.

      The Fund may engage in when-issued transactions to
secure what the Manager considers to be an advantageous
price and yield at the time the obligation is entered
into.  When the Fund enters into a when-issued or
delayed-delivery transaction, it relies on the other party
to complete the transaction.  Its failure to do so may
cause the Fund to lose the opportunity to obtain the
security at a price and yield the Manager considers to be
advantageous.

      When the Fund engages in when-issued and
delayed-delivery transactions, it does so for the purpose
of acquiring or selling securities consistent with its
investment objective and policies or for delivery pursuant
to options contracts it has entered into, and not for the
purpose of investment leverage.  Although the Fund's
purpose in entering into delayed-delivery or when-issued
purchase transactions is to acquire securities, it may
dispose of a commitment prior to settlement.  If the Fund
chooses to dispose of the right to acquire a when-issued
security prior to its acquisition or to dispose of its
right to delivery or receive against a forward commitment,
it may incur a gain or loss.

      At the time the Fund makes the commitment to purchase
or sell a security on a when-issued or delayed-delivery
basis, it records the transaction on its books and reflects
the value of the security purchased in determining the
Fund's net asset value.  In a sale transaction, it records
the proceeds to be received.  The Fund will identify on its
books liquid assets at least equal in value to the value of
the Fund's purchase commitments until the Fund pays for the
investment.

      When-issued and delayed-delivery transactions can be
used by the Fund as a defensive technique to hedge against
anticipated changes in interest rates and prices.  For
instance, in periods of rising interest rates and falling
prices, the Fund might sell securities in its portfolio on
a forward commitment basis to attempt to limit its exposure
to anticipated falling prices.  In periods of falling
interest rates and rising prices, the Fund might sell
portfolio securities and purchase the same or similar
securities on a when-issued or delayed-delivery basis to
obtain the benefit of currently higher cash yields.

      |X|  Repurchase Agreements. The Fund can acquire
securities subject to repurchase agreements. It might do so:
o     for liquidity purposes to meet anticipated
            repurchases of Fund shares, or
o     pending the investment of the proceeds from sales of
            Fund shares, or
o     pending the settlement of portfolio securities
            transactions, or
o     for temporary defensive purposes, as described below.

      In a repurchase transaction, the Fund buys a security
from, and simultaneously resells it to, an approved vendor
for delivery on an agreed-upon future date.  The resale
price exceeds the purchase price by an amount that reflects
an agreed-upon interest rate effective for the period
during which the repurchase agreement is in effect.
Approved vendors include U.S. commercial banks, U.S.
branches of foreign banks, or broker-dealers that have been
designated as primary dealers in government securities.
They must meet credit requirements set by the Manager from
time to time.

      The majority of these transactions run from day to
day, and delivery pursuant to the resale typically occurs
within one to five days of the purchase. Repurchase
agreements having a maturity beyond seven days may be
deemed to be illiquid investments. The Fund will not enter
into a repurchase agreement that causes more than 15% of
its net assets to be subject to repurchase agreements
having a maturity beyond seven days. There is no limit on
the amount of the Fund's net assets that may be subject to
repurchase agreements having maturities of seven days or
less.

      Repurchase agreements, considered "loans" under the
Investment Company Act of 1940 ("Investment Company Act"),
are collateralized by the underlying security.  The Fund's
repurchase agreements require that at all times while the
repurchase agreement is in effect, the value of the
collateral must equal or exceed the repurchase price to
fully collateralize the repayment obligation. However, if
the vendor fails to pay the resale price on the delivery
date, the Fund may incur costs in disposing of the
collateral and may experience losses if there is any delay
in its ability to do so. The Manager will monitor the
vendor's creditworthiness requirements to confirm that the
vendor is financially sound and will continuously monitor
the collateral's value.

      Pursuant to an Exemptive Order issued by the SEC
("SEC"), the Fund, along with other affiliated entities
managed by the Manager, may transfer uninvested cash
balances into one or more joint repurchase accounts. These
balances are invested in one or more repurchase agreements,
secured by U.S. government securities. Securities that are
pledged as collateral for repurchase agreements are held by
a custodian bank until the agreements mature. Each joint
repurchase arrangement requires that the market value of
the collateral be sufficient to cover payments of interest
and principal; however, in the event of default by the
other party to the agreement, retention or sale of the
collateral may be subject to legal proceedings.

      |X|  Reverse Repurchase Agreements. The Fund can use
reverse repurchase agreements on debt obligations it owns,
as a cash management tool, but not as a means of leveraging
investments. Under a reverse repurchase agreement, the Fund
sells an underlying debt obligation and simultaneously
obtains the commitment of the purchaser to sell the
security back to the Fund at an agreed-upon price at an
agreed-upon date. The Fund will identify on its books
liquid assets in an amount sufficient to cover its
obligations under reverse repurchase agreements, including
interest, until payment is made to the seller. Before the
Fund enters into a reverse repurchase agreement, the
Manager must be satisfied that the seller, typically a bank
or broker-dealer, is creditworthy.

      These transactions involve the risk of default or
insolvency by the seller, including possible delays in the
Fund's ability to dispose of the underlying collateral. An
additional risk is that the market value of the securities
sold by the Fund under a reverse repurchase agreement could
decline below the price at which the Fund is obligated to
repurchase them. These agreements will be considered
borrowings by the Fund and will be subject to the asset
coverage requirement under the Fund's policy on borrowing
discussed elsewhere in this Statement of Additional
Information.  The Fund will not hold more than 5% of the
value of its total assets in reverse repurchase agreements.

      |X|  Illiquid and Restricted Securities.  Under the
policies and procedures established by the Fund's Board of
Trustees, the Manager determines the liquidity of certain
of the Fund's investments.  Because many Senior Loans are
not actively traded in securities markets and are
not listed on exchanges, many of the Fund's holdings may be
deemed to be "illiquid."  Since the Fund has fundamental
policies requiring it to make periodic offers to repurchase
a portion of its shares, the Investment Company Act imposes
certain liquidity requirements on the Fund in connection
with repurchases.  That liquidity requirement extends from
the time the Fund sends out a notice to shareholders of the
offer of repurchase until the repurchase pricing date.
During that period, a percentage of the Fund's assets equal
to 100% of the repurchase offer amount must consist of:
o     assets that can be sold or disposed of in the
            ordinary course of business at approximately
            the price at which the Fund has valued the
            assets and which can be sold at that price
            within the period between the repurchase
            request deadline and the repurchase payment
            deadline, or
o     assets that mature by the next repurchase payment
            deadline.

      If at any time the Fund does not meet those liquidity
requirements in connection with repurchases, the Board of
Trustees is required to cause the Fund to take appropriate
action to assure compliance. That might include the
requirement to sell securities or to terminate borrowings,
which could cause losses or additional expenses to the Fund
on its investment or loan.

      If the Fund buys a restricted security, one that is
not registered under the Securities Act of 1933, the Fund
may have to cause that security to be registered before it
can dispose of its holdings.  The expenses of registering
restricted securities may be negotiated by the Fund with
the issuer at the time the Fund buys the securities. When
the Fund must arrange registration because the Fund wishes
to sell the security, a considerable period may elapse
between the time the decision is made to sell the security
and the time the security is registered so that the Fund
could sell it.  The Fund would bear the risks of any
downward price fluctuation during that period.

      The Fund may also acquire restricted securities
through private placements.  Those securities have
contractual restrictions on their public resale.  Those
restrictions might limit the Fund's ability to dispose of
the securities and might lower the amount the Fund could
realize upon the sale. Illiquid securities include
repurchase agreements maturing in more than seven days and
participation interests that do not have puts exercisable
within seven days, as well as Rule 144A securities the Fund
holds for which there is a lack of a trading market among
institutional purchasers.

      |X|  Investments in Equity Securities. The Fund can
invest in securities other than debt securities, including
certain types of equity securities of both foreign and U.S.
companies, if such investments are consistent with the
Fund's investment objective. The Fund does not anticipate
investing significant amounts of its assets in these
securities as part of its normal investment strategy.  The
Fund's equity securities principally will be securities
acquired in connection with purchasing, restructuring or
disposing of Senior Loans.  Those equity securities include
preferred stocks (described above), rights and warrants,
and securities convertible into common stock.  Certain
equity securities may be purchased because they may provide
dividend income.

o     Risks of Investing in Stocks.  Stocks fluctuate in
price, and their short-term volatility at times may be
great.  To the extent that the Fund invests in equity
securities, the value of the Fund's portfolio will be
affected by changes in the stock markets. Market risk can
affect the Fund's net asset value per share, which will
fluctuate as the values of the Fund's portfolio securities
change.  The prices of individual stocks do not all move in
the same direction uniformly or at the same time.
Different stock markets may behave differently from each
other.

      Other factors can affect a particular stock's price,
such as poor earnings reports by the issuer, loss of major
customers, major litigation against the issuer, or changes
in government regulations affecting the issuer or its
industry. The Fund can invest in securities of large
companies and mid-size companies, but may also hold stocks
of small companies, which may have more volatile stock
prices than stocks of larger companies.

o     Convertible Securities.  While some convertible
securities are a form of debt security, in certain cases
their conversion feature (allowing conversion into equity
securities) causes them to be regarded more as "equity
equivalents."  As a result, the rating assigned to the
security has less impact on the Manager's investment
decision with respect to convertible securities than in the
case of non-convertible fixed income securities.
Convertible securities are subject to the credit risks and
interest rate risks of debt securities described above.

      The value of a convertible security is a function of
its "investment value" and its "conversion value."  If the
investment value exceeds the conversion value, the security
will behave more like a debt security and the security's
price will likely increase when interest rates
fall and decrease when interest rates rise.  If the
conversion value exceeds the investment value, the security
will behave more like an equity security.  In that case, it
will likely sell at a premium over its conversion value and
its price will tend to fluctuate directly with the price of
the underlying security.

      To determine whether convertible securities should be
regarded as "equity equivalents," the Manager examines the
following factors:
(1)   whether, at the option of the investor, the
            convertible security can be exchanged for a
            fixed number of shares of common stock of the
            issuer,
(2)   whether the issuer of the convertible securities has
            restated its earnings per share of common stock
            on a fully diluted basis (considering the
            effect of conversion of the convertible
            securities), and
(3)   the extent to which the convertible security may be a
            defensive "equity substitute," providing the
            ability to participate in any appreciation in
            the price of the issuer's common stock.

o     Rights and Warrants.  The Fund can hold warrants or
rights, however, the Fund does not expect that it will have
significant investments in warrants and rights. Warrants
basically are options to purchase equity securities at
specific prices valid for a specific period of time.  Their
prices do not necessarily move parallel to the prices of
the underlying securities.  Rights are similar to warrants,
but normally have a short duration and are distributed
directly by the issuer to its shareholders.  Rights and
warrants have no voting rights, receive no dividends and
have no rights with respect to the assets of the issuer.

      |X|  Money Market Instruments. The Fund can invest in
money market instruments, which are short-term debt
obligations, to provide liquidity. Following is a brief
description of the types of the U.S. dollar-denominated
money market securities the Fund can invest in. Money
market securities are high-quality, short-term debt
instruments that may be issued by the U.S. government,
corporations, banks or other entities. They may have fixed,
variable or floating interest rates.

o     U.S. Government Securities. These include obligations
issued or guaranteed by the U.S. government or any of its
agencies or instrumentalities, described above.

o     Bank Obligations. The Fund can buy time deposits,
certificates of deposit and bankers' acceptances. They must
be:
               o obligations issued or guaranteed by a
                 domestic bank (including a foreign branch
                 of a domestic bank) having total assets of
                 at least U.S. $1 billion, or
o     obligations of a foreign bank with total assets of at
                  least U.S. $1 billion.

      "Banks" include commercial banks, savings banks and
savings and loan associations, which may or may not be
members of the Federal Deposit Insurance Corporation.

o     Commercial Paper. The Fund can invest in commercial
paper if it is rated within the top three rating categories
of Standard $amp; Poor's and Moody's or other rating
organizations. If the paper is not rated, it may be
purchased if the Manager determines that it is comparable
to rated commercial paper in the top three rating
categories of national rating organizations.

The Fund can buy commercial paper, including U.S.
dollar-denominated securities of foreign branches of U.S.
banks, issued by other entities if the commercial paper is
guaranteed as to principal and interest by a bank,
government or corporation whose certificates of deposit or
commercial paper may otherwise be purchased by the Fund.

o     Variable Amount Master Demand Notes. Master demand
notes are corporate obligations that permit the investment
of fluctuating amounts by the Fund at varying rates of
interest under direct arrangements between the Fund, as
lender, and the borrower. They permit daily changes in the
amounts borrowed. The Fund has the right to increase the
amount under the note at any time up to the full amount
provided by the note agreement, or to decrease the amount.
The borrower may prepay up to the full amount of the note
without penalty. These notes may or may not be backed by
bank letters of credit.

      Because these notes are direct lending arrangements
between the lender and borrower, it is not expected that
there will be a trading market for them. There is no
secondary market for these notes, although they are
redeemable (and thus are immediately repayable by the
borrower) at principal amount, plus accrued interest, at
any time. Accordingly, the Fund's right to redeem such
notes is dependent upon the ability of the borrower to pay
principal and interest on demand.

      The Fund has no limitations on the type of issuer
from whom these notes will be purchased. However, in
connection with such purchases and on an ongoing basis, the
Manager will consider the earning power, cash flow and
other liquidity ratios of the issuer, and its ability to
pay principal and interest on demand, including a situation
in which all holders of such notes made demand
simultaneously. Investments in master demand notes are
subject to the limitation on investments by the Fund in
illiquid securities, described in the Prospectus.
Currently, the Fund does not intend that its investments in
variable amount master demand notes will exceed 5% of its
total assets.

      |X|  Loans of Portfolio Securities.  To raise cash
for income or liquidity purposes, the Fund can lend its
portfolio securities to brokers, dealers and other types of
financial institutions approved by the Fund's Board of
Trustees. When it lends securities, the Fund receives
amounts equal to the dividends or interest on loaned
securities. It also receives one or more of (a) negotiated
loan fees, (b) interest on securities used as collateral,
and (c) interest on any short-term debt securities
purchased with such loan collateral. Each type of interest
may be shared with the borrower.  The Fund may also pay
reasonable finders', custodian and administrative fees in
connection with these loans.  The terms of the Fund's loans
must meet applicable tests under the Internal Revenue Code
and must permit the Fund to reacquire loaned securities on
five days' notice or in time to vote on any important
matter.

      |X|  Borrowing.  The Fund has the ability to borrow
from banks on an unsecured basis to raise cash in order to
repurchase its shares in a Repurchase Offer, to fund
additional commitments under Senior Loans and for
temporary, emergency purposes.  The Fund can also borrow
money on a long-term basis to acquire additional
investments, which is a speculative technique known as
"leverage." The Fund may borrow only from banks, although
the Fund may enter into reverse repurchase agreements,
which are considered to be borrowings, with dealers and
other financial institutions.

      Under current regulatory requirements, the Fund can
borrow only to the extent that the value of the Fund's
assets, less its liabilities other than borrowings, is
equal to at least 300% of all borrowings (including the
proposed borrowing). If the value of the Fund's assets
fails to meet this 300% asset coverage requirement, the
Fund will reduce its bank debt within three days to meet
the requirement. To do so, the Fund might have to sell a
portion of its investments at a disadvantageous time.

      The Fund expects to meet its commitments to
repurchase shares in the amount set by the Board of
Trustees by using cash from sales of additional shares of
the Fund to the public, sales of portfolio securities, and
income from loans or repayments on loans held in its
portfolio. However, to the extent needed to enable the Fund
to meet the asset coverage requirements for those
repurchases under the Investment Company Act, any borrowing
by the Fund will either mature by the next Repurchase
Request Deadline or provide for its redemption, call, or
repayment by the Fund by the next Repurchase Request
Deadline.

      The Fund will pay interest on these loans, and that
interest expense will raise the overall expenses of the
Fund and reduce its returns. If it does borrow, its
expenses will be greater than comparable funds that do not
borrow for leverage. Additionally, the Fund's net asset
value per share might fluctuate more than that of funds
that do not borrow. Currently, the Fund does not
contemplate using leverage to a substantial degree, but it
may do so if the cash available from sales of additional
shares, repayment of loans and other sources is
insufficient to meet the Fund's cash flow needs.

      |X|  Asset-Backed Securities.  Asset-backed
securities are fractional interests in pools of assets,
typically accounts receivable or loans. Asset backed
securities that are collateralized loan obligations may
include domestic and foreign senior secured loans,
unsecured senior loans and subordinate corporate loans, all
of which may be investment grade or below investment grade
in quality. The Fund currently intends to limit its
investments in these securities to not more than 10% of its
total assets.

      These securities are issued by trusts or
special-purpose corporations. They are similar to
mortgage-backed securities, described above, and are backed
by a pool of assets that consist of obligations of
individual borrowers. The income from the pool is passed
through to the holders of participation interest in the
pools. The pools may offer a credit enhancement, such as a
bank letter of credit, to try to reduce the risks that the
underlying debtors will not pay their obligations when due.
However, the enhancement, if any, might not be for the full
par value of the security. If the enhancement is exhausted
and any required payments of interest or repayments of
principal are not made, the Fund could suffer losses on its
investment or delays in receiving payment.

      In general, asset backed securities are subject to
prepayment risks, interest rate risks and the credit risks
of both the borrowers and of the entity that issues the
security. The value of an asset-backed security is affected
by changes in the market's perception of the asset backing
the security, the creditworthiness of the servicing agent
for the loan pool, the originator of the loans, or the
financial institution providing any credit enhancement, and
is also affected if any credit enhancement has been
exhausted.  The main risks of investing in asset-backed
securities are ultimately related to payment of the
underlying loans by the individual borrowers.

      The Fund does not select either the borrowers or the
collateral under these arrangements. As a purchaser of an
asset-backed security, the Fund would generally have no
recourse to the entity that originated the loans in the
event of default by a borrower.  The underlying loans are
subject to prepayments, which may shorten the weighted
average life of asset-backed securities and may lower their
return, in the same manner as in the case of
mortgage-backed securities and CMOs, described above. Some
asset-backed securities do not have the benefit of a
security interest in the underlying collateral. Even if the
obligations are collateralized, there may be significant
delays in collecting on the collateral in the case of a
default on an underlying loan, and as an investor in the
asset-backed security the Fund may have limited rights or
no rights to enforce the terms of underlying loan
agreements, to object to amendments to the lending
agreement or to any set-off against the borrower.

      |X|  Derivatives.  The Fund can invest in a variety
of derivative investments to seek income or for hedging
purposes. Derivative investments the Fund can use include
the mortgage-backed and asset-backed securities described
above, and the swaps, structured notes and other hedging
instruments described below in this Statement of Additional
Information.

      |X|  Hedging.  The Fund can use hedging instruments,
although it is not obligated to use them in seeking its
objective. The Fund may uses these techniques to try to
preserve returns on a particular investment in its
portfolio, or to try to protect against anticipated
decreases in the interest rates on floating rate
investments or for other risk-management purposes, such as
managing the effective dollar-weighted average maturity of
the Fund's portfolio. To attempt to protect against
declines in the market value of the Fund's portfolio
holdings from changes in
interest rates or other market factors, to permit the Fund
to retain unrealized gains in the value of portfolio
securities that have appreciated, or to facilitate selling
securities for investment reasons, the Fund could:  sell
futures contracts, buy puts on such futures or on
securities, or write covered calls on securities or
futures.  Covered calls may also be used to increase the
Fund's income, but the Manager does not expect to engage
extensively in that practice.

      The Fund can use hedging to establish a position in
the securities market as a temporary substitute for
purchasing particular securities. In that case, the Fund
would normally seek to purchase the securities and then
terminate that hedging position.  The Fund might also use
this type of hedge to attempt to protect against the
possibility that its portfolio securities would not be
fully included in a rise in value of the market. To do so
the Fund could:  buy futures, or buy calls on such futures
or on securities.

      The Fund is not obligated to use hedging instruments,
even though it is permitted to use them in the Manager's
discretion, as described below.  The Fund's strategy of
hedging with futures and options on futures will be
incidental to the Fund's activities in the underlying cash
market.  Because these hedging transactions are entered
into for risk management purposes, the Manager does not
believe that these obligations are "senior securities"
subject to the Fund's asset-coverage requirements for
senior securities. The particular hedging instruments the
Fund can use are described below.  The Fund may employ new
hedging instruments and strategies when they are developed,
if those investment methods are consistent with the Fund's
investment objective and are permissible under applicable
regulations governing the Fund.

o     Futures.  The Fund can buy and sell futures contracts
that relate to (1) broadly-based securities indices (these
are referred to as "financial futures"), (2) an individual
stock ("single stock futures"), (3) commodities (these are
referred to as "commodity index futures"), (4) debt
securities (these are referred to as "interest rate
futures"), and (5) foreign currencies (these are referred
to as "forward contracts").

      A broadly-based stock index is used as the basis for
trading stock index futures. They may in some cases be
based on stocks of issuers in a particular industry or
group of industries. A stock index assigns relative values
to the securities included in the index and its value
fluctuates in response to the changes in value of the
underlying securities.  A stock index cannot be purchased
or sold directly.  Bond index futures are similar contracts
based on the future value of the basket of securities that
comprise the index.  These contracts obligate the seller to
deliver, and the purchaser to take, cash to settle the
futures transaction.  There is no delivery made of the
underlying securities to settle the futures obligation.
Either party may also settle the transaction by entering
into an offsetting contract.

      A single stock future obligates the seller to deliver
(and the purchaser to take) cash or a specified equity
security to settle the futures transaction.  Either party
could also enter into an offsetting contract to close out
the position.  Single stock futures trade on a very limited
number of exchanges, with contracts typically not fungible
among the exchanges.

      An interest rate future obligates the seller to
deliver (and the purchaser to take) cash or a specified
type of debt security to settle the futures transaction.
Either party could also enter into an offsetting contract
to close out the position.

      The Fund can invest a portion of its assets in
commodity futures contracts. Commodity futures may be based
upon commodities within five main commodity groups: (1)
energy, which includes crude oil, natural gas, gasoline and
heating oil; (2) livestock, which includes cattle and hogs;
(3) agriculture, which includes wheat, corn, soybeans,
cotton, coffee, sugar and cocoa; (4) industrial metals,
which includes aluminum, copper, lead, nickel, tin and
zinc; and (5) precious metals, which includes gold,
platinum and silver.  The Fund may purchase and sell
commodity futures contracts, options on futures contracts
and options and futures on commodity indices with respect
to these five main commodity groups and the individual
commodities within each group, as well as other types of
commodities.

      The Fund does not pay or receive money on the
purchase or sale of a future.  Upon entering into a futures
transaction, the Fund will be required to deposit an
initial margin payment with the futures commission merchant
(the "futures broker").  Initial margin payments will be
deposited with the Fund's custodian bank in an account
registered in the futures broker's name. However, the
futures broker can gain access to that account only under
specified conditions.  As the future is marked to market
(that is, its value on the Fund's books is changed) to
reflect changes in its market value, subsequent margin
payments, called variation margin, will be paid to or by
the futures broker daily.  Alternatively, the Fund may
maintain accounts with futures brokers, provided that the
Fund and the futures brokers comply with the requirements
of the rules under the Investment Company Act.

      At any time prior to the expiration of a futures
contract, the Fund may elect to close out its position by
taking an opposite position, at which time a final
determination of variation margin is made and any
additional cash must be paid by or released to the Fund.
Any loss or gain on the future is then realized by the Fund
for tax purposes.  All futures transactions (other than
forward contracts) are effected through a clearinghouse
associated with the exchange on which the contracts are
traded.

o     Put and Call Options.  The Fund can buy and sell
certain kinds of put options ("puts") and call options
("calls").  The Fund can buy and sell exchange-traded and
over-the-counter put and call options, including index
options, securities options, currency options, and options
on the other types of futures described above.

o     Writing Covered Call Options.  The Fund can write
(that is, sell) covered calls. If the Fund sells a call
option, it must be covered.  That means the Fund must own
the security subject to the call while the call is
outstanding, or, for certain types of calls, the call may
be covered by segregating liquid assets to enable the Fund
to satisfy its obligations if the call is exercised.  There
is no limit on the amount of the Fund's total assets that
may be subject to covered calls the Fund writes, although
the Fund does not expect to engage in this practice
extensively.

      When the Fund writes a call on a security, it
receives cash (a premium). The Fund agrees to sell the
underlying security to a purchaser of a corresponding call
on the same security during the call period at a fixed
exercise price regardless of market price changes during
the call period. The call period is usually not more than
nine months. The exercise price may differ from the market
price of the underlying security.  The Fund has the risk of
loss that the price of the underlying security may decline
during the call period. That risk may be offset to some
extent by
the premium the Fund receives. If the value of the
investment does not rise above the call price, it is likely
that the call will lapse without being exercised. In that
case the Fund would keep the cash premium and the
investment.

      When the Fund writes a call on an index, it receives
cash (a premium).  If the buyer of the call exercises it,
the Fund will pay an amount of cash equal to the difference
between the closing price of the call and the exercise
price, multiplied by the specified multiple that determines
the total value of the call for each point of difference.
If the value of the underlying investment does not rise
above the call price, it is likely that the call will lapse
without being exercised.  In that case the Fund would keep
the cash premium.

      The Fund's custodian bank, or a securities depository
acting for the custodian, will act as the Fund's escrow
agent, through the facilities of the Options Clearing
Corporation ("OCC"), as to the investments on which the
Fund has written calls traded on exchanges or as to other
acceptable escrow securities. In that way, no margin will
be required for such transactions.  OCC will release the
securities on the expiration of the option or when the Fund
enters into a closing transaction.

      When the Fund writes an over-the-counter ("OTC")
option, it will enter into an arrangement with a primary
U.S. government securities dealer which will establish a
formula price at which the Fund will have the absolute
right to repurchase that OTC option.  The formula price
will generally be based on a multiple of the premium
received for the option, plus the amount by which the
option is exercisable below the market price of the
underlying security (that is, the option is "in the
money"). When the Fund writes an OTC option, it will treat
as illiquid the mark-to-market value of any OTC option it
holds, unless the option is subject to a buy-back agreement
by the executing broker.

      To terminate its obligation on a call it has written,
the Fund may purchase a corresponding call in a "closing
purchase transaction."  The Fund will then realize a profit
or loss, depending upon whether the net of the amount of
the option transaction costs and the premium received on
the call the Fund wrote is more or less than the price of
the call the Fund purchases to close out the transaction.
The Fund may realize a profit if the call expires
unexercised, because the Fund will retain the underlying
security and the premium it received when it wrote the
call.  Any such profits are considered short-term capital
gains for federal income tax purposes, as are the premiums
on lapsed calls. When distributed by the Fund they are
taxable as ordinary income.  If the Fund cannot effect a
closing purchase transaction due to the lack of a market,
it will have to hold the callable securities until the call
expires or is exercised.

      The Fund may also write calls on a futures contract
without owning the futures contract or securities
deliverable under the contract. To do so, at the time the
call is written, the Fund must cover the call by
identifying on its books an equivalent dollar amount of
liquid assets.  The Fund will identify additional liquid
assets if the value of the segregated assets drops below
100% of the current value of the future.  Because of this
asset coverage requirement, in no circumstances would the
Fund's receipt of an exercise notice as to that future
require the Fund to deliver a futures contract. It would
simply put the Fund in a short futures position, which is
permitted by the Fund's hedging policies.

o     Writing Put Options.  The Fund can sell put options
on securities, broadly-based securities indices, foreign
currencies and futures. A put option on securities gives
the purchaser the right to sell, and the writer the
obligation to buy, the underlying investment at the
exercise price during the option period.  The Fund will not
write puts if, as a result, more than 50% of the Fund's net
assets would be required to be segregated to cover such put
options.

      If the Fund writes a put, the put must be covered by
liquid assets identified on the Fund's books. The premium
the Fund receives from writing a put represents a profit,
as long as the price of the underlying investment remains
equal to or above the exercise price of the put.  However,
the Fund also assumes the obligation during the option
period to buy the underlying investment from the buyer of
the put at the exercise price, even if the value of the
investment falls below the exercise price.

      If a put the Fund has written expires unexercised,
the Fund realizes a gain in the amount of the premium less
the transaction costs incurred.  If the put is exercised,
the Fund must fulfill its obligation to purchase the
underlying investment at the exercise price. That price
will usually exceed the market value of the investment at
that time.  In that case, the Fund may incur a loss if it
sells the underlying investment. That loss will be equal to
the sum of the sale price of the underlying investment and
the premium received minus the sum of the exercise price
and any transaction costs the Fund incurred.

      When writing a put option on a security, to secure
its obligation to pay for the underlying security the Fund
will identify on its books liquid assets with a value equal
to or greater than the exercise price of the underlying
securities.  The Fund therefore forgoes the opportunity of
investing the identified assets or writing calls against
those assets.

      As long as the Fund's obligation as the put writer
continues, it may be assigned an exercise notice by the
broker-dealer through which the put was sold. That notice
will require the Fund to take delivery of the underlying
security and pay the exercise price.  The Fund has no
control over when it may be required to purchase the
underlying security, since it may be assigned an exercise
notice at any time prior to the termination of its
obligation as the writer of the put.  That obligation
terminates upon expiration of the put. It may also
terminate if, before it receives an exercise notice, the
Fund effects a closing purchase transaction by purchasing a
put of the same series as it sold.  Once the Fund has been
assigned an exercise notice, it cannot effect a closing
purchase transaction.

      The Fund may decide to effect a closing purchase
transaction to realize a profit on an outstanding put
option it has written or to prevent the underlying security
from being put. Effecting a closing purchase transaction
will also permit the Fund to write another put option on
the security, or to sell the security and use the proceeds
from the sale for other investments. The Fund will realize
a profit or loss from a closing purchase transaction
depending on whether the cost of the transaction is less or
more than the premium received from writing the put
option.  Any profits from writing puts are considered
short-term capital gains for federal tax purposes, and when
distributed by the Fund, are taxable as ordinary income.

o     Purchasing Calls and Puts.  The Fund can purchase
calls on securities, broadly-based securities indices,
foreign currencies and futures. It may do so to protect
against the possibility that the Fund's portfolio will not
participate in an anticipated rise in the securities
market. When the Fund buys a call (other than in a closing
purchase transaction), it pays a premium. The Fund then has
the right to buy the underlying investment from a seller of
a corresponding call on the same investment during the call
period at a fixed exercise price.

      The Fund benefits only if it sells the call at a
profit or if, during the call period, the market price of
the underlying investment is above the sum of the call
price plus the transaction costs and the premium paid for
the call and the Fund exercises the call.  If the Fund does
not exercise the call or sell it (whether or not at a
profit), the call will become worthless at its expiration
date. In that case the Fund will have paid the premium but
lost the right to purchase the underlying investment.

      The Fund can buy puts on securities, broadly-based
securities indices, foreign currencies and futures, whether
or not it owns the underlying investment. When the Fund
purchases a put, it pays a premium and, except as to puts
on indices, has the right to sell the underlying investment
to a seller of a put on a corresponding investment during
the put period at a fixed exercise price.

      Buying a put on an investment the Fund does not own
(such as an index or future) permits the Fund either to
resell the put or to buy the underlying investment and sell
it at the exercise price.  The resale price will vary
inversely to the price of the underlying investment.  If
the market price of the underlying investment is above the
exercise price and, as a result, the put is not exercised,
the put will become worthless on its expiration date.

      Buying a put on securities or futures the Fund owns
enables the Fund to attempt to protect itself during the
put period against a decline in the value of the underlying
investment below the exercise price by selling the
underlying investment at the exercise price to a seller of
a corresponding put. If the market price of the underlying
investment is equal to or above the exercise price and, as
a result, the put is not exercised or resold, the put will
become worthless at its expiration date. In that case the
Fund will have paid the premium but lost the right to sell
the underlying investment. However, the Fund may sell the
put prior to its expiration. That sale may or may not be at
a profit.

      When the Fund purchases a call or put on an index or
future, it pays a premium, but settlement is in cash rather
than by delivery of the underlying investment to the Fund.
Gain or loss depends on changes in the index in question
(and thus on price movements in the securities market
generally) rather than on price movements in individual
securities or futures contracts.

      The Fund may also purchase calls and puts on spread
options.  Spread options pay the difference between two
interest rates, two exchange rates or two referenced
assets.  Spread options are used to hedge the decline in
the value of an interest rate, currency or asset compared
to a reference or base interest rate, currency or asset.
The risks associated with spread options are similar to
those of interest rate options, foreign exchange options
and debt or equity options.

      The Fund may buy a call or put only if, after the
purchase, the value of all call and put options held by the
Fund will not exceed 5% of the Fund's total assets.

o     Buying and Selling Options on Foreign Currencies.
The Fund can buy and sell calls and puts on foreign
currencies.  They include puts and calls that trade on a
securities or commodities exchange or in the
over-the-counter markets or are quoted by major recognized
dealers in such options.  The Fund could use these calls
and puts to try to protect against declines in the dollar
value of foreign securities and increases in the dollar
cost of foreign securities the Fund wants to acquire.

      If the Manager anticipates a rise in the dollar value
of a foreign currency in which securities to be acquired
are denominated, the increased cost of those securities may
be partially offset by purchasing calls or writing puts on
that foreign currency.  If the Manager anticipates a
decline in the dollar value of a foreign currency, the
decline in the dollar value of portfolio securities
denominated in that currency might be partially offset by
writing calls or purchasing puts on that foreign currency.
However, the currency rates could fluctuate in a direction
adverse to the Fund's position. The Fund will then have
incurred option premium payments and transaction costs
without a corresponding benefit.

      A call the Fund writes on a foreign currency is
"covered" if the Fund owns the underlying foreign currency
covered by the call or has an absolute and immediate right
to acquire that foreign currency without additional cash
consideration (or it can do so for additional cash
consideration held in a segregated account by its custodian
bank) upon conversion or exchange of other foreign currency
held in its portfolio.

      The Fund could write a call on a foreign currency to
provide a hedge against a decline in the U.S. dollar value
of a security which the Fund owns or has the right to
acquire and which is denominated in the currency underlying
the option. That decline might be one that occurs due to an
expected adverse change in the exchange rate.  This is
known as a "cross-hedging" strategy.  In those
circumstances, the Fund covers the option by maintaining
cash, U.S. government securities or other liquid, high
grade debt securities in an amount equal to the exercise
price of the option, in a segregated account with the
Fund's custodian bank.

o     Risks of Hedging with Options and Futures.  The use
of hedging instruments requires special skills and
knowledge of investment techniques that are different than
what is required for other portfolio management decisions.
If the Manager uses a hedging instrument at the wrong time
or judges market conditions incorrectly, hedging strategies
may reduce the Fund's return. The Fund could also
experience losses if the prices of its futures and options
positions were not correlated with its other investments.

      The Fund's option activities could affect its
portfolio turnover rate and brokerage commissions. The
exercise of calls written by the Fund might cause the Fund
to sell related portfolio securities, thus increasing its
turnover rate.  The exercise by the Fund of puts on
securities will cause the sale of underlying investments,
increasing portfolio turnover.  Although the decision
whether to exercise a put it holds is within the Fund's
control, holding a put might cause the Fund to sell the
related investments for reasons that would not exist in the
absence of the put.

      The Fund could pay a brokerage commission each time
it buys a call or put, sells a call or put, or buys or
sells an underlying investment in connection with the
exercise of a call or put.  Those commissions could be
higher on a relative basis than the commissions for direct
purchases or sales of the underlying investments.  Premiums
paid for options are small in relation to the market value
of the underlying investments. Consequently, put and call
options offer large amounts of leverage. The leverage
offered by trading in options could result in the Fund's
net asset value being more sensitive to changes in the
value of the underlying investment.

      If a covered call written by the Fund is exercised on
an investment that has increased in value, the Fund will be
required to sell the investment at the call price. It will
not be able to realize any profit if the investment has
increased in value above the call price.

      An option position may be closed out only on a market
that provides secondary trading for options of the same
series, and there is no assurance that a liquid secondary
market will exist for any particular option.  The Fund
might experience losses if it could not close out a
position because of an illiquid market for the future or
option.

      There is a risk in using short hedging by selling
futures or purchasing puts on broadly-based indices or
futures to attempt to protect against declines in the value
of the Fund's portfolio securities. The risk is that the
prices of the futures or the applicable index will
correlate imperfectly with the behavior of the cash prices
of the Fund's securities.  For example, it is possible that
while the Fund has used hedging instruments in a short
hedge, the market might advance and the value of the
securities held in the Fund's portfolio might decline. If
that occurred, the Fund would lose money on the hedging
instruments and also experience a decline in the value of
its portfolio securities.  However, while this could occur
for a very brief period or to a very small degree, over
time the value of a portfolio of securities will tend to
move in the same direction as the indices upon which the
hedging instruments are based.

      The risk of imperfect correlation increases as the
composition of the Fund's portfolio diverges from the
securities included in the applicable index. To compensate
for the imperfect correlation of movements in the price of
the portfolio securities being hedged and movements in the
price of the hedging instruments, the Fund might use
hedging instruments in a greater dollar amount than the
dollar amount of portfolio securities being hedged. It
might do so if the historical volatility of the prices of
the portfolio securities being hedged is more than the
historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and
futures markets are subject to distortions, due to
differences in the nature of those markets. First, all
participants in the futures market are subject to margin
deposit and maintenance requirements. Rather than meeting
additional margin deposit requirements, investors may close
futures contracts through offsetting transactions which
could distort the normal relationship between the cash and
futures markets.  Second, the liquidity of the futures
market depends on participants entering into offsetting
transactions rather than making or taking delivery.  To the
extent participants decide to make or take delivery,
liquidity in the futures market could be reduced, thus
producing distortion.  Third, from the point of view of
speculators, the deposit requirements in the futures market
are less onerous than margin requirements in the securities
markets.  Therefore, increased participation by speculators
in the futures market may cause temporary price
distortions.

      The Fund can use hedging instruments to establish a
position in the securities markets as a temporary
substitute for the purchase of individual securities (long
hedging) by buying futures and/or calls on such futures,
broadly-based indices or on securities. It is possible that
when the Fund does so the market might decline.  If the
Fund then concludes not to invest in securities because of
concerns that the market might decline further or for other
reasons, the Fund will realize a loss on the hedging
instruments that is not offset by a reduction in the price
of the securities purchased.

o     Forward Contracts.  Forward contracts are foreign
currency exchange contracts.  They are used to buy or sell
foreign currency for future delivery at a fixed price.  The
Fund can use them to "lock in" the U.S. dollar price of a
security denominated in a foreign currency that the Fund
has bought or sold or to protect against possible losses
from changes in the relative values of the U.S. dollar and
a foreign currency.  The Fund limits its exposure in
foreign currency exchange contracts in a particular foreign
currency to the amount of its assets denominated in that
currency or a closely-correlated currency.  The Fund may
also use "cross-hedging" where the Fund hedges against
changes in currencies other than the currency in which a
security it holds is denominated.

      Under a forward contract, one party agrees to
purchase, and another party agrees to sell, a specific
currency at a future date. That date may be any fixed
number of days from the date of the contract agreed upon by
the parties. The transaction price is set at the time the
contract is entered into.  These contracts are traded in
the inter-bank market conducted directly among currency
traders (usually large commercial banks) and their
customers.

      The Fund may use forward contracts to protect against
uncertainty in the level of future exchange rates.  The use
of forward contracts does not eliminate the risk of
fluctuations in the prices of the underlying securities the
Fund owns or intends to acquire, but it does fix a rate of
exchange in advance. Although forward contracts may reduce
the risk of loss from a decline in the value of the hedged
currency, at the same time they limit any potential gain if
the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase
or sale of a security denominated in a foreign currency, or
when it anticipates receiving dividend payments in a
foreign currency, the Fund might desire to "lock-in" the
U.S. dollar price of the security or the U.S. dollar
equivalent of the dividend payments.  To do so, the Fund
could enter into a forward contract for the purchase or
sale of the amount of foreign currency involved in the
underlying transaction, in a fixed amount of U.S. dollars
per unit of the foreign currency. This is called a
"transaction hedge." The transaction hedge will protect the
Fund against a loss from an adverse change in the currency
exchange rates during the period between the date on which
the security is purchased or sold or on which the payment
is declared, and the date on which the payments are made or
received.

      The Fund could also use forward contracts to lock in
the U.S. dollar value of portfolio positions. This is
called a "position hedge."  When the Fund believes that
foreign currency might suffer a substantial decline against
the U.S. dollar, it could enter into a forward contract to
sell an amount of that foreign currency approximating the
value of some or all of the Fund's portfolio securities
denominated in that foreign currency.  When the Fund
believes that the U.S. dollar might suffer a substantial
decline against a foreign currency, it could enter into a
forward contract to buy that foreign currency for a fixed
dollar amount.  Alternatively, the Fund could enter into a
forward contract to sell a different foreign currency for a
fixed U.S. dollar amount if the Fund believes that the U.S.
dollar value of the foreign currency to be sold pursuant to
its forward contract will fall whenever there is a decline
in the U.S. dollar value of the currency in which portfolio
securities of the Fund are denominated. That is referred to
as a "cross hedge."

      The Fund will identify on its books liquid assets in
an amount sufficient to cover its obligations equal to the
aggregate amount of the Fund's commitment under forward
contracts.  The Fund will not enter into forward contracts
or maintain a net exposure to such contracts if the
consummation of the contracts would obligate the Fund to
deliver an amount of foreign currency in excess of the
value of the Fund's portfolio securities or other assets
denominated in that currency or another currency that is
the subject of the hedge.

      However, to avoid excess transactions and transaction
costs, the Fund may maintain a net exposure to forward
contracts in excess of the value of the Fund's portfolio
securities or other assets denominated in foreign
currencies if the excess amount is "covered" by liquid
securities denominated in any currency. The cover must be
at least equal at all times to the amount of that excess.
As one alternative, the Fund may purchase a call option
permitting the Fund to purchase the amount of foreign
currency being hedged by a forward sale contract at a price
no higher than the forward contract price.  As another
alternative, the Fund may purchase a put option permitting
the Fund to sell the amount of foreign currency subject to
a forward purchase contract at a price as high as or higher
than the forward contract price.

      The precise matching of the amounts under forward
contracts and the value of the securities involved
generally will not be possible because the future value of
securities denominated in foreign currencies will change as
a consequence of market movements between the date the
forward contract is entered into and the date it is sold.
In some cases the Manager might decide to sell the security
and deliver foreign currency to settle the original
purchase obligation. If the market value of the security is
less than the amount of foreign currency the Fund is
obligated to deliver, the Fund might have to purchase
additional foreign currency on the "spot" (that is, cash)
market to settle the security trade. If the market value of
the security instead exceeds the amount of foreign currency
the Fund is obligated to deliver to settle the trade, the
Fund might have to sell on the spot market some of the
foreign currency received upon the sale of the security.
There will be additional transaction costs on the spot
market in those cases.

      The projection of short-term currency market
movements is extremely difficult, and the successful
execution of a short-term hedging strategy is highly
uncertain.  Forward contracts involve the risk that
anticipated currency movements will not be accurately
predicted, causing the Fund to sustain losses on these
contracts and to pay additional transactions costs. The use
of forward contracts in this manner might reduce the Fund's
performance if there are unanticipated changes in currency
prices to a greater degree than if the Fund had not entered
into such contracts.

      At or before the maturity of a forward contract
requiring the Fund to sell a currency, the Fund might sell
a portfolio security and use the sale proceeds to make
delivery of the currency. In the alternative the Fund might
retain the security and offset its contractual obligation
to deliver the currency by purchasing a second contract.
Under that contract the Fund will obtain, on the same
maturity date, the same amount of the currency that it is
obligated to deliver.  Similarly, the Fund might close out
a forward contract requiring it to purchase a specified
currency by entering into a second contract entitling it to
sell the same amount of the same currency on the maturity
date of the first contract.  The Fund would realize a gain
or loss as a result of entering into such an offsetting
forward contract under either circumstance. The gain or
loss will depend on the extent to which the exchange rate
or rates between the currencies involved moved between the
execution dates of the first contract and offsetting
contract.

      The costs to the Fund of engaging in forward
contracts varies with factors such as the currencies
involved, the length of the contract period and the market
conditions then prevailing. Because forward contracts are
usually entered into on a principal basis, no brokerage
fees or commissions are involved.  Because these contracts
are not traded on an exchange, the Fund must evaluate the
credit and performance risk of the counterparty under each
forward contract.

      Although the Fund values its assets daily in terms of
U.S. dollars, it does not intend to convert its holdings of
foreign currencies into U.S. dollars on a daily basis.  The
Fund may convert foreign currency from time to time, and
will incur costs in doing so. Foreign exchange dealers do
not charge a fee for conversion, but they do seek to
realize a profit based on the difference between the prices
at which they buy and sell various currencies.  Thus, a
dealer might offer to sell a foreign currency to the Fund
at one rate, while offering a lesser rate of exchange if
the Fund desires to resell that currency to the dealer.

o     Interest Rate Swaps and Total Return Swaps.  In an
interest rate swap, the Fund and another party exchange
their right to receive or their obligation to pay interest
on a security. For example, they might swap the right to
receive fixed rate payments for floating rate payments.  If
the Fund held a Senior Loan with an interest rate that is
reset only once a year, it might swap the right to receive
interest at that rate for the right to receive interest at
a rate that is reset every week. In that case, if interest
rates were to rise, the increased interest received by the
Fund would offset a decline in the value of the Senior
Loan.  On the other hand, if interest rates were to fall,
the Fund's benefit from the effect of falling interest
rates on the value of the Senior Loan would decrease.

      In addition, the Fund may invest in total return
swaps with appropriate counterparties.  In a total return
swap, one party pays a rate of interest in exchange for the
total rate of return on another investment.  For example,
if the Fund wished to invest in a Senior Loan, it could
instead enter into a total return swap and receive the
total return of the Senior Loan, less the "funding cost,"
which would be a floating interest rate payment to the
counterparty.

      Under a swap agreement, the Fund typically will pay a
fee determined by multiplying the face value of the swap
agreement by an agreed-upon interest rate.  If the
underlying asset value declines over the term of the swap,
the Fund would be required to pay the dollar value of that
decline to the counterparty in addition to its fee payments.

      The Fund intends to invest only in swap transactions
that are exempt from regulation by the Commodity Futures
Trading Commission under the Commodity Exchange Act.

      Swap agreements entail both interest rate risk and
credit risk.  There is a risk that, based on movements of
interest rates in the future, the payments made by the Fund
under a swap agreement will be greater than the payments it
receives.  Credit risk arises from the possibility that the
counterparty will default.  If the counterparty defaults,
the Fund's loss will consist of the net amount of
contractual interest payments that the Fund has not yet
received.  The Manager
will monitor the creditworthiness of counterparties to the
Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with
certain counterparties pursuant to master netting
agreements.  A master netting agreement provides that all
swaps done between the Fund and that counterparty shall be
regarded as parts of an integral agreement.  If amounts are
payable on a particular date in the same currency in
respect of one or more swap transactions, the amount
payable on that date in that currency shall be the net
amount.  In addition, the master netting agreement may
provide that if one party defaults generally or on one
swap, the counterparty can
terminate all of the swaps with that party.  Under these
agreements, if a default results in a loss to one party,
the measure of that party's damages is calculated by
reference to the average cost of a
replacement swap for each swap. It is measured by the
mark-to-market value at the time of the termination of each
swap.  The gains and losses on all swaps are then netted,
and the result is the counterparty's gain or loss on
termination.  The termination of all swaps and the netting
of gains and losses on termination are generally referred
to as "aggregation."

o     Swaption Transactions.  The Fund may enter into a
swaption transaction, which is a contract that grants the
holder, in return for payment of the purchase price (the
"premium") of the option, the right, but not the
obligation, to enter into an interest rate swap at a preset
rate within a specified period of time, with the writer of
the contract.  The writer of the contract receives the
premium and bears the risk of unfavorable changes in the
preset rate on the underlying interest rate swap.
Unrealized gains/losses on swaptions are reflected in
investment assets and investment liabilities in the Fund's
statement of financial condition.

o     Regulatory Aspects of Hedging Instruments.  When
using futures and options on futures, the Fund is required
to operate within certain guidelines and restrictions with
respect to the use of futures as established by the
Commodities Futures Trading Commission (the "CFTC").  In
particular, the Fund is exempted from registration with the
CFTC as a "commodity pool operator" if the Fund complies
with the requirements of Rule 4.5 adopted by the CFTC.  The
Rule does not limit the percentage of the Fund's assets
that may be used for futures margin and related options
premiums for a bona fide hedging position.  However, under
the Rule, the Fund must limit its aggregate initial futures
margin and related options premiums to not more than 5% of
the Fund's net assets for hedging strategies that are not
considered bona fide hedging strategies under the Rule.
Under the Rule, the Fund must also use short futures and
options on futures solely for bona fide hedging purposes
within the meaning and intent of the applicable provisions
of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to
limitations established by the option exchanges. The
exchanges limit the maximum number of options that may be
written or held by a single investor or group of investors
acting in concert. Those limits apply regardless of whether
the options were written or purchased on the same or
different exchanges or are held in one or more accounts or
through one or more different exchanges or through one or
more brokers.  Thus, the number of options that the Fund
may write or hold may be affected by options written or
held by other entities, including other investment
companies having the same advisor as the Fund (or an
advisor that is an affiliate of the Fund's advisor).  The
exchanges also impose position limits on futures
transactions.  An exchange may order the liquidation of
positions found to be in violation of those limits and may
impose certain other sanctions.

      Under the Investment Company Act, when the Fund
purchases a future, it must maintain cash or readily
marketable short-term debt instruments in an amount equal
to the market value of the securities underlying the
future, less the margin deposit applicable to it.

o     Tax Aspects of Certain Hedging Instruments.  Certain
foreign currency exchange contracts in which the Fund may
invest are treated as "Section 1256 contracts" under the
Internal Revenue Code.  In general, gains or losses
relating to Section 1256 contracts are characterized as 60%
long-term and 40% short-term capital gains or losses under
the Code.  However, foreign currency gains or losses
arising from Section 1256 contracts that are forward
contracts generally are treated as ordinary income or
loss.  In addition, Section 1256 contracts held by the Fund
at the end of each taxable year are "marked-to-market," and
unrealized gains or losses are treated as though they were
realized.  These contracts also may be marked-to-market for
purposes of determining the excise tax applicable to
investment company distributions and for other purposes
under rules prescribed pursuant to the Internal Revenue
Code.  An election can be made by the Fund to exempt those
transactions from this mark-to-market treatment.

      Certain forward contracts the Fund enters into may
result in "straddles" for federal income tax purposes.  The
straddle rules may affect the character and timing of gains
(or losses) recognized by the Fund on straddle positions.
Generally, a loss sustained on the disposition of a
position making up a straddle is allowed only to the extent
that the loss exceeds any unrecognized gain in the
offsetting positions making up the straddle.  Disallowed
loss is generally allowed at the point where there is no
unrecognized gain in the offsetting positions making up the
straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains
or losses are treated as ordinary income or loss:
1.    gains or losses attributable to fluctuations in
               exchange rates that occur between  the time
               the Fund accrues interest or other
               receivables or accrues expenses or other
               liabilities denominated in a foreign
               currency and the time the Fund actually
               collects such receivables or pays such
               liabilities, and
2.    gains or losses attributable to fluctuations in the
               value of a foreign currency between the date
               of acquisition of a debt security
               denominated in a foreign currency or foreign
               currency forward contracts and the date of
               disposition.

      Currency gains and losses are offset against market
gains and losses on each trade before determining a net
"Section 988" gain or loss under the Internal Revenue Code
for that trade, which may increase or decrease the amount
of the Fund's investment income available for distribution
to its shareholders.

|X|   Investment in Other Investment Companies. The Fund
can also invest in the securities of other investment
companies, which can include open-end funds, closed-end
funds and unit investment trusts, subject to the limits set
forth in the Investment Company Act that apply to those
types of investments.  For example, the Fund can invest in
Exchange-Traded Funds, which are typically open-end funds
or unit investment trusts, listed on a stock exchange.  The
Fund might do so as a way of gaining exposure to the
segments of the equity or fixed-income markets represented
by the Exchange-Traded Funds' portfolio, at times when the
Fund may not be able to buy those portfolio securities
directly.

      Investing in another investment company may involve
the payment of substantial premiums above the value of such
investment company's portfolio securities and is subject to
limitations under the Investment Company Act.  The Fund
does not intend to invest in other investment companies
unless the Manager believes that the potential benefits of
the investment justify the payment of any premiums or sales
charges.  As a shareholder of an investment company, the
Fund would be subject to its ratable share of that
investment company's expenses, including its advisory and
administration expenses.  The Fund does not anticipate
investing a substantial amount of its net assets in shares
of other investment companies.

|X|   Portfolio Turnover.  "Portfolio turnover" describes
the rate at which the Fund traded its portfolio securities
during its last fiscal year.  For example, if a fund sold
all of its securities during the year, its portfolio
turnover rate would have been 100%. The Manager is not
limited in the amount of portfolio trading it may conduct
on behalf of the Fund and will buy and sell securities as
it deems appropriate. The Fund's portfolio turnover rate
will fluctuate from year to year, and the Fund could have a
portfolio turnover rate of more than 100% annually.  The
portfolio turnover rate may vary greatly from year to
year.  The Fund can engage in short-term trading to try to
achieve its objective. However, the Manager currently does
not expect the Fund's annual portfolio turnover rate to
exceed 100%.

      Increased portfolio turnover creates higher
transaction costs for the Fund, which may reduce its
overall performance. Additionally, the realization of
capital gains from selling portfolio securities may result
in distributions of taxable long-term capital gains to
shareholders, since the Fund will normally distribute all
of its capital gains realized each year, to avoid excise
taxes under the Internal Revenue Code. If the Fund
repurchases large amounts of shares during Repurchase
Offers, it may have to sell portions of its securities
holdings to raise cash to pay for those repurchases.  That
might may result in a higher than usual portfolio turnover
rate.

      |X| Temporary Defensive Investments.  When market
conditions are unstable, or the Manager believes it is
otherwise appropriate to reduce holdings in stocks, the
Fund can invest in a variety of debt securities for
defensive purposes. The Fund can also purchase these
securities for liquidity purposes to meet cash needs due to
the redemption of Fund shares, or to hold while waiting to
reinvest cash received from the sale of other portfolio
securities. The Fund's temporary defensive investments can
include the following short-term (maturing in one year or
less) dollar-denominated debt obligations:
o     obligations issued or guaranteed by the U. S.
               government or its instrumentalities or
               agencies,
o     commercial paper (short-term, unsecured promissory
               notes) of domestic or foreign companies,
o     debt obligations of domestic or foreign corporate
               issuers,
o     certificates of deposit and bankers' acceptances of
               domestic and foreign banks  having total
               assets in excess of $1 billion, and
o     repurchase agreements.

      Short-term debt securities would normally be selected
for defensive or cash management purposes because they can
normally be disposed of quickly, are not generally subject
to significant fluctuations in principal value and their
value will be less subject to interest rate risk than
longer-term debt securities.

Diversification. The Fund is a diversified fund which means
the Fund cannot buy securities issued or guaranteed by any
one issuer if more than 5% of its total assets would be
invested in securities of that issuer or if it would then
own more than 10% of that issuer's voting securities. That
restriction applies to 75% of the Fund's total assets. The
limit does not apply to securities issued by the U.S.
government or any of its agencies or instrumentalities.

Other Investment Restrictions. In addition to having a
number of investment policies and restrictions identified
in the Prospectus or elsewhere as "fundamental policies,"
the Fund has other investment restrictions that are
fundamental policies, described below.

      |X|  What Are "Fundamental Policies?" Fundamental
policies are those policies that the Fund has adopted to
govern its investments that can be changed only by the vote
of a "majority" of the Fund's outstanding voting
securities.  Under the Investment Company Act, a "majority"
vote is defined as the vote of the holders of the lesser of:
o     67% or more of the shares present or represented by
            proxy at a shareholder meeting, if the holders
            of more than 50% of the outstanding shares are
            present or represented by proxy, or
o     more than 50% of the outstanding shares.

      Policies described in the Prospectus or this
Statement of Additional Information are "fundamental" only
if they are identified as such. The Fund's Board of
Trustees can change non-fundamental policies without
shareholder approval. However, significant changes to
investment policies will be described in supplements or
updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Fund's most significant
investment policies are described in the Prospectus.

      |X|  What Are the Fund's Additional Fundamental
Policies?  The following investment restrictions are
fundamental policies of the Fund:
o     The Fund cannot invest 25% or more of its total
         assets in securities of issuers having their
         principal business activities in the same
         industry. The Fund can invest 25% or more of its
         total assets and can invest up to 100% of its
         total assets in securities of issuers in the group
         of financial services industries, which under the
         Fund's currently-used industry classifications
         include the following industries (this group of
         industries and the Fund's industry classifications
         can be changed by the Fund without shareholder
         approval): banks, bank holding companies,
         commercial finance, consumer finance, diversified
         financial, insurance, savings and loans, and
         special purpose financial.  For the purpose of
         this investment restriction, the term "issuer"
         includes the borrower under a loan, the agent bank
         for a loan, and any intermediate participant in
         the loan interposed between the borrower and the
         Fund. The percentage limitation in this investment
         restriction does not apply to securities issued or
         guaranteed by the U.S. government or its agencies
         and instrumentalities. For the purposes of
         interpreting this investment restriction, each
         foreign national government is treated as an
         "industry" and utilities are divided according to
         the services they provide.

o     The Fund cannot borrow money in excess of 33 1/3% of
         the value of its total assets at the time of the
         borrowings. The Fund's borrowings must comply with
         the 300% asset coverage requirement under the
         Investment Company Act, as such requirement may be
         amended from time to time.

o     The Fund cannot make loans to other persons. However,
         the Fund can invest in loans (including by direct
         investments or purchasing assignments or
         participation interests) and other debt
         obligations in accordance with its investment
         objective and policies.  The Fund may also lend
         its portfolio securities and may purchase
         securities subject to repurchase agreements.

o     The Fund cannot buy or sell real estate. However, the
         Fund can purchase securities secured by real
         estate or interests in real estate, or issued by
         issuers (including real estate investment trusts)
         that invest in real estate or interests in real
         estate.  The Fund may hold and sell real estate as
         acquired as a result of the Fund's ownership of
         securities.

o     The Fund cannot buy or sell commodities or commodity
         contracts.  However, the Fund can buy and sell
         derivative instruments and other hedging
         instruments, such as futures contracts, options
         and swaps.

o     The Fund cannot underwrite securities of other
         companies.  A permitted exception is in case the
         Fund is deemed to be an underwriter under the
         Securities Act of 1933 when reselling any
         securities held in its own portfolio.

o     The Fund cannot buy securities on margin.  However,
         the Fund can make margin deposits in connection
         with its use of derivative instruments and hedging
         instruments.

o     The Fund cannot issue "senior securities," except as
         permitted under the Investment Company Act. This
         limitation does not prohibit certain investment
         activities for which assets of the Fund are
         designated as segregated, or margin, collateral or
         escrow arrangements are established, to cover the
         related obligations.  Examples of those activities
         include borrowing money, reverse repurchase
         agreements, delayed-delivery and when-issued
         arrangements for portfolio securities
         transactions, and contracts to buy or sell
         derivatives, hedging instruments, options or
         futures.

      Notwithstanding the Fund's investment policies and
restrictions, the Fund may invest all or part of its
investable assets in a management investment company with
substantially the same investment objective, policies and
restrictions as the Fund. This could allow creation of a
"master/feeder" structure in the future, although the Fund
has no current intention to restructure in this manner.

      Unless the Prospectus or this Statement of Additional
Information states that a percentage restriction applies on
an ongoing basis, it applies only at the time the Fund
makes an investment (except in the case of borrowing and
investments in illiquid securities). The Fund need not sell
securities to meet the percentage limits if the value of
the investment increases in proportion to the size of the
Fund.

      For purposes of the Fund's policy not to concentrate
its investments, the Fund has adopted the industry
classifications set forth in Appendix A to this Statement
of Additional Information.  This is not a fundamental
policy.

|X|   Additional Fundamental Policies Concerning Repurchase
Offers. The following policies concerning the Repurchase
Offers are fundamental, which means that the Board of
Trustees cannot change the policies without the vote of the
holders of a "majority of the fund's outstanding voting
securities," as that term is defined in the Investment
Company Act:

o     The Fund will make periodic Repurchase Offers,
         pursuant to Rule 23c-3 under the Investment
         Company Act (as that Rule may be amended from time
         to time).
o     Repurchase Offers shall be made at periodic intervals
         of three months between Repurchase Request
         Deadlines.  The Repurchase Request Deadlines will
         be at the time on the regular business day
         (normally the last regular business day) in the
         months of January, April, July and October to be
         determined by the Fund's Board of Trustees.
o     The Repurchase Pricing Date for a particular
         Repurchase Offer shall be not more than 14 days
         after the Repurchase Request Deadline for that
         Repurchase Offer. If that day is not a regular
         business day, then the Repurchase Pricing Date
         will be the following  regular business day.

How the Fund is Managed

Organization and History. The Fund is a closed-end,
diversified management investment company with an unlimited
number of authorized shares of beneficial interest. The
Fund was organized as a Massachusetts business trust in
June 1999.

      The Fund is governed by a Board of Trustees, which is
responsible for protecting the interests of shareholders
under Massachusetts law. The Trustees meet periodically
throughout the year to oversee the Fund's activities,
review its performance, and review the actions of the
Manager.

|X|   Classes  of  Shares.   The  Trustees  are  authorized,
without  shareholder  approval,  to create  new  series  and classes of shares.  The  Trustees  may  reclassify  unissued shares of the Fund into  additional  series  or  classes  of shares.  The Trustees  also may divide or combine the shares of a  class  into a  greater  or  lesser  number  of  shares without changing the proportionate  beneficial interest of a shareholder  in the  Fund.  Shares  do not  have  cumulative voting rights or preemptive or subscription  rights.  Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has three classes of shares: Class
A, Class B, and Class C.  All classes invest in the same
investment portfolio.  Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the
         different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which
         interests of one class are different from
         interests of another class, and
o     votes as a class on matters that affect that class
         alone.

      Shares are freely transferable, and each share of
each class has one vote at shareholder meetings, with
fractional shares voting proportionally on matters
submitted to the vote of shareholders.  Each share of the
Fund represents an interest in the Fund proportionately
equal to the interest of each other share of the same
class.

Meetings of Shareholders.  As a Massachusetts business
trust, the Fund is not required to hold, and does not plan
to hold, regular annual meetings of shareholders. The Fund
will hold meetings when required to do so by the Investment
Company Act or other applicable law. It will also do so
when a shareholder meeting is called by the Trustees or
upon proper request of the shareholders.  Although the Fund
will not normally hold annual meetings of its shareholders,
it may hold shareholder meetings from time to time on
important matters, and shareholders have the right to call
a meeting to remove a Trustee or to take other action
described in the Fund's Declaration of Trust.

      Shareholders have the right, upon the declaration in
writing or vote of two-thirds of the outstanding shares of
the Fund, to remove a Trustee.  The Trustees will call a
meeting of shareholders to vote on the removal of a Trustee
upon the written request of the record holders of 10% of
its outstanding shares.  If the Trustees receive a request
from at least 10 shareholders stating that they wish to
communicate with other shareholders to request a meeting to
remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail
their communication to all other shareholders at the
applicants' expense. The shareholders making the request
must have been shareholders for at least six months and
must hold shares of the Fund valued at $25,000 or more or
constituting at least 1% of the Fund's outstanding shares.
The Trustees may also take other action as permitted by the
Investment Company Act.

|X|   Shareholder and Trustee Liability.  The Fund's
Declaration of Trust contains an express disclaimer of
shareholder or Trustee liability for the Fund's
obligations. It also provides for indemnification and
reimbursement of expenses out of the Fund's property for
any shareholder held personally liable for its
obligations.  The Declaration of Trust also states that
upon request, the Fund shall assume the defense of any
claim made against a shareholder for any act or obligation
of the Fund and shall satisfy any judgment on that claim.
Massachusetts law permits a shareholder of a business trust
(such as the Fund) to be held personally liable as a
"partner" under certain circumstances. However, the risk
that a Fund shareholder will incur financial loss from
being held liable as a "partner" of the Fund is limited to
the relatively remote circumstances in which the Fund would
be unable to meet its obligations.

      The Fund's contractual arrangements state that any
person doing business with the Fund (and each shareholder
of the Fund) agrees under its Declaration of Trust to look
solely to the assets of the Fund for satisfaction of any
claim or demand that may arise out of any dealings with the
Fund. Additionally, the Trustees shall have no personal
liability to any such person, to the extent permitted by
law.

Board of Trustees and Oversight Committees. The Fund is
governed by a Board of Trustees, which is responsible for
protecting the interests of shareholders under
Massachusetts law. The Trustees meet periodically
throughout the year to oversee the Fund's activities,
review its performance, and review the actions of the
Manager.

      The Board of Trustees has an Audit Committee, Review
Committee and a Governance Committe. The Audit Committee is
comprised solely of Independent Trustees. The members of
the Audit Committee are Edward L. Cameron (Chairman),
George C. Bowen and F. William Marshall, Jr.  The Audit
Committee held six___meetings during the fiscal year ended
July 31, 2004. The Audit Committee furnishes the Board with
recommendations regarding the selection of the Fund's
independent auditors. Other main functions of the Audit
Committee include, but are not limited to: (i) reviewing
the scope and results of financial statement audits and the
audit fees charged; (ii) reviewing reports from the Fund's
independent auditors regarding the Fund's internal
accounting procedures and controls;  (iii) review reports
from the Manager's Internal Audit Department; (iv)
maintaining a separate line of communication between the
Fund's independent auditors and its Independent Trustees;
and (v) exercise all other functions outlined in the Audit
Committee Charter, including but not limited to reviewing
the independence of the Fund's independent auditors and the
pre-approval of the performance by the Fund's independent
auditors of any non-audit service, including tax service,
for the Fund that is not prohibited by the Sarbanes-Oxley
Act.

      The Audit Committee's functions include selecting and
nominating, to the full Board, nominees for election as
Trustees, and selecting and nominating Independent Trustees
for election.  The Audit Committee may, but need not,
consider the advice and recommendation of the Manager and
its affiliates in selecting nominees. The full Board elects
new trustees except for those instances when a shareholder
vote is required.

      To date, the Committee has been able to identify from
its own resources an ample number of qualified candidates.
Nonetheless, shareholders may submit names of individuals,
accompanied by complete and properly supported resumes, for
the Audit Committee's consideration by mailing such
information to the Committee in care of the Fund.  The
Committee may consider such persons at such time as it
meets to consider possible nominees.  The Committee,
however, reserves sole discretion to determine the
candidates to present to the Board and/or shareholders when
it meets for the purpose of considering potential nominees.

      The members of the Review Committee are Jon S. Fossel
(Chairman), Robert G. Avis and Sam Freedman.  The Review
Committee held six___meetings during the fiscal year ended
July 31, 2004. Among other functions, the Review Committee
reviews reports and makes recommendations to the Board
concerning the fees paid to the Fund's transfer agent and
the services provided to the Fund by the transfer agent.
The Review Committee also reviews the Fund's investment
performance and policies and procedures adopted by the Fund
to comply with Investment Company Act and other applicable
law.

      The members of the Governance Committee are William
Armstrong (Chairman) and F. William Marshall, Jr.  The
Governance Committee was established in August 2004 and did
not hold any meetings during the Fund's fiscal year ended
July 31, 2004. The Governance Committee is expected to
review general governance matters.

Trustees and Officers of the Fund. Except for Mr. Murphy,
each of the Trustees is not an "interested person" of the
Fund or the Manager as defined in the Investment Company
Act (an "Independent Trustee"). Mr. Murphy is an
"Interested Trustee," because he is affiliated with the
Manager by virtue of his positions as an officer and
director of the Manager, and as a shareholder of its parent
company. Mr. Murphy was elected as a Trustee of the Fund
with the understanding that in the event he ceases to be
the chief executive officer of the Manager, he will resign
as a trustee of the Fund and the other Board II Funds
(defined below) for which he is a trustee or director.

      The Fund's Trustees and officers and their positions
held with the Fund and length of service in such
position(s) and their principal occupations and business
affiliations during the past five years are listed in the
chart below. The information for the Trustees also includes
the dollar range of shares of the Fund as well as the
aggregate dollar range of shares beneficially owned in any
of the Oppenheimer funds overseen by the Trustees. All of
the Trustees are also trustees or directors or managing
general partners of the following Oppenheimer and
Centennial funds (except for Mr. Murphy who is not a
Trustee or Managing General Partner of any of the
Centennial trusts) (referred to as "Board II Funds"):

                                           Oppenheimer   Principal   Protected
Oppenheimer Cash Reserves                  Trust II
Oppenheimer Champion Income Fund           Oppenheimer Real Asset Fund
                                           Oppenheimer  Senior  Floating  Rate
Oppenheimer Capital Income Fund            Fund
Oppenheimer Equity Fund, Inc.              Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund                Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund        Panorama Series Fund, Inc.
Oppenheimer Integrity Funds
Oppenheimer Limited-Term Government Fund   Centennial America Fund, L. P.
                                           Centennial  California  Tax  Exempt
Oppenheimer Main Street Funds, Inc.        Trust
Oppenheimer Main Street Opportunity Fund   Centennial Government Trust
Oppenheimer Main Street Small Cap Fund     Centennial Money Market Trust
                                           Centennial   New  York  Tax  Exempt
Oppenheimer Municipal Fund                 Trust
Oppenheimer Principal Protected Trust      Centennial Tax Exempt Trust

      Present or former officers, directors, trustees and
employees (and their immediate family members) of the Fund,
the Manager and its affiliates, and retirement plans
established by them for their employees are permitted to
purchase Class A shares of the Fund and the other
Oppenheimer funds at net asset value without sales charge.
The sales charges on Class A shares is waived for that
group because of the economies of sales efforts realized by
the Distributor.

      Messrs. Murphy, Petersen, Wixted, Zack, , Vandehey,
Vottiero, Zimmer and Welsh and Mses. Bloomberg, Hui, Ives
and Lee who are officers of the Fund, respectively hold the
same offices with one or more of the other Board II Funds
as with the Fund. As of August 30, 2004, the Trustees and
officers of the Fund, as a group, owned of record or
beneficially less than 1% of each class of shares of the
Fund.  The foregoing statement does not reflect ownership
of shares held of record by an employee benefit plan for
employees of the Manager, other than the shares
beneficially owned under that plan by the officers of the
Fund listed above. In addition, each Independent Trustee,
and his family members, do not own securities of either the
Manager or Distributor of the Board II Funds or any person
directly or indirectly controlling, controlled by or under
common control with the Manager or Distributor.

      The address of each Trustee in the chart below is
6803 S. Tucson Way, Centennial, CO 80112-3924. Each Trustee
serves for an indefinite term, until his or her
resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal Occupation(s) During Past 5     Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                    Years;                                    Range of   Any of the
Position(s) Held    Other Trusteeships/Directorships Held by  Shares     Oppenheimer
with Fund,          Trustee;                                  BeneficiallFunds
Length of Service,  Number of Portfolios in Fund Complex      Owned in   Overseen
Age                 Currently Overseen by Trustee             the Fund   by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2003
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
William L.          Chairman of the following private         None       Over
Armstrong,          mortgage banking companies: Cherry Creek             $100,000
Chairman and        Mortgage Company (since 1991),
Trustee since 1999  Centennial State Mortgage Company (since
Age: 67             1994), The El Paso Mortgage Company
                    (since 1993), Transland Financial
                    Services, Inc. (since 1997); Chairman of
                    the following private companies: Great
                    Frontier Insurance (insurance agency)
                    (since 1995), Ambassador Media
                    Corporation and Broadway Ventures (since
                    1984); a director of the following
                    public companies: Helmerich $amp; Payne,
                    Inc. (oil and gas drilling/production
                    company) (since 1992) and UNUMProvident
                    (insurance company) (since 1991). Mr.
                    Armstrong is also a Director/Trustee of
                    Campus Crusade for Christ and the
                    Bradley Foundation. Formerly a director
                    of the following: Storage Technology
                    Corporation (a publicly-held computer
                    equipment company) (1991-February 2003),
                    and International Family Entertainment
                    (television channel) (1992-1997),
                    Frontier Real Estate, Inc. (residential
                    real estate brokerage) (1994-1999), and
                    Frontier Title (title insurance agency)
                    (1995-June 1999); a U.S. Senator
                    (January 1979-January 1991). Oversees 38
                    portfolios in the OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Avis,     Formerly, Director and President of A.G.  None       Over
Trustee since 1999  Edwards Capital, Inc. (General Partner               $100,000
Age: 73             of private equity funds) (until February
                    2001); Chairman, President and Chief
                    Executive Officer of A.G. Edwards
                    Capital, Inc. (until March 2000); Vice
                    Chairman and Director of A.G. Edwards,
                    Inc. and Vice Chairman of A.G. Edwards $amp;
                    Sons, Inc. (its brokerage company
                    subsidiary) (until March 1999); Chairman
                    of A.G. Edwards Trust Company and A.G.E.
                    Asset Management (investment advisor)
                    (until March 1999); and a Director
                    (until March 2000) of A.G. Edwards $amp;
                    Sons and A.G. Edwards Trust Company.
                    Oversees 38 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
George C. Bowen,    Mr. Bowen held several positions in       None       Over
Trustee since 1999  OppenheimerFunds, Inc. and subsidiary or             $100,000
Age: 68             affiliated companies. Oversees 38
                    portfolios in the OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward L. Cameron,  A member of The Life Guard of Mount       None       $50,001-
Trustee since 1999  Vernon, George Washington's home (since              $100,000
Age: 66             June 2000). Formerly (March 2001 - May
                    2002) Director of Genetic ID, Inc. and
                    its subsidiaries (a privately held
                    biotech company); a partner with
                    PricewaterhouseCoopers LLP (from
                    1974-1999) (an accounting firm) and
                    Chairman (from 1994-1998), Price
                    Waterhouse LLP Global Investment
                    Management Industry Services Group.
                    Oversees 38 portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Jon S. Fossel,      Mr. Fossel held several positions in      Over       Over
Trustee since 1999  OppenheimerFunds, Inc. and subsidiary or  $100,000   $100,000
Age: 62             affiliated companies. Oversees 38
                    portfolios in the OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Sam Freedman,       Director of Colorado Uplift (a            None       Over
Trustee since 1999  non-profit charity) (since September                 $100,000
Age: 63             1984). Formerly (until October 1994) Mr.
                    Freedman held several positions in
                    subsidiary or affiliated companies of
                    the Manager. Oversees 38 portfolios in
                    the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
F. William          Trustee of MassMutual Institutional       None       Over
Marshall, Jr.,      Funds (since 1996) and MML Series                    $100,000
Trustee since 2000  Investment Fund (since 1987) (both
Age: 62             open-end investment companies) and the
                    Springfield Library and Museum
                    Association (since 1995) (museums) and
                    the Community Music School of
                    Springfield (music school) (since 1996);
                    Trustee (since 1987), Chairman of the
                    Board (since 2003) and Chairman of the
                    investment committee (since 1994) for
                    the Worcester Polytech Institute
                    (private university); and President and
                    Treasurer (since January 1999) of the
                    SIS Fund (a private not for profit
                    charitable fund). Formerly, member of
                    the investment committee of the
                    Community Foundation of Western
                    Massachusetts (1998 - 2003); Chairman
                    (January 1999-July 1999) of SIS $amp; Family
                    Bank, F.S.B. (formerly SIS Bank)
                    (commercial bank); and Executive Vice
                    President (January 1999-July 1999) of
                    Peoples Heritage Financial Group, Inc.
                    (commercial bank). Oversees 38
                    portfolios in the OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------

      The address of Mr. Murphy in the chart below is Two
World Financial Center, 225 Liberty Street, 11th Floor, New
York, NY 10281-1008. Mr. Murphy serves for an indefinite
term, until his resignation, death or removal.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5      Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                   Years;                                     Range of   Beneficially
Position(s) Held   Other Trusteeships/Directorships Held by   Shares     Owned in
with Fund,         Trustee;                                   BeneficiallAny of the
Length of Service, Number of Portfolios in Fund Complex       Owned in   Oppenheimer
Age                Currently Overseen by Trustee              the Fund   Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2002
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,    Chairman, Chief Executive Officer and      None       Over
President and      director (since June 2001) and President              $100,000
Trustee since 2001 (since September 2000) of the Manager;
Age: 55            President and a director or trustee of
                   other Oppenheimer funds; President and a
                   director (since July 2001) of Oppenheimer
                   Acquisition Corp. and of Oppenheimer
                   Partnership Holdings, Inc.; a director
                   (since November 2001) of OppenheimerFunds
                   Distributor, Inc.; Chairman and a
                   director (since July 2001) of Shareholder
                   Services, Inc. and of Shareholder
                   Financial Services, Inc.; President and a
                   director (since July 2001) of
                   OppenheimerFunds Legacy Program (a
                   charitable trust program established by
                   the Manager); a director of the following
                   investment advisory subsidiaries of
                   OppenheimerFunds, Inc.: OFI Institutional
                   Asset Management, Inc. and Centennial
                   Asset Management Corporation (since
                   November 2001), HarbourView Asset
                   Management Corporation and OFI Private
                   Investments, Inc. (since July 2001);
                   President (since November 1, 2001) and a
                   director (since July 2001) of Oppenheimer
                   Real Asset Management, Inc.; a director
                   (since November 2001) of Trinity
                   Investment Management Corp. and Tremont
                   Advisers, Inc. (investment advisory
                   affiliates of the Manager); Executive
                   Vice President (since February 1997) of
                   Massachusetts Mutual Life Insurance
                   Company (the Manager's parent company); a
                   director (since June 1995) of DLB
                   Acquisition Corporation (a holding
                   company that owns shares of David L.
                   Babson $amp; Company, Inc.); formerly, Chief
                   Operating Officer (September 2000-June
                   2001) of the Manager; President and
                   trustee (November 1999-November 2001) of
                   MML Series Investment Fund and MassMutual
                   Institutional Funds (open-end investment
                   companies); a director (September
                   1999-August 2000) of C.M. Life Insurance
                   Company; President, Chief Executive
                   Officer and director (September
                   1999-August 2000) of MML Bay State Life
                   Insurance Company; a director (June
                   1989-June 1998) of Emerald Isle Bancorp
                   and Hibernia Savings Bank (a wholly-owned
                   subsidiary of Emerald Isle Bancorp).
                   Oversees 72 portfolios in the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The address of the Officers in the chart below is as
follows: for Mr.,  Zack and Mses. Bloomberg and Lee, Two
World Financial Center, 225 Liberty Street, 11th Floor, New
York, NY 10281-1008, for Messrs. Petersen,
Vandehey,Vottiero, Welsh, Wixted and Zimmer and Mses., Hui
and Ives, 6803 S. Tucson Way, Centennial, CO 80112-3924.
Each Officer serves for an annual term or until his or her
earlier resignation, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund,
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Arthur Zimmer,          Senior Vice President of the Manager (since June 1997) and
Vice President and      of HarbourView Asset Management Corporation (since April
Portfolio Manager       1999); an officer of 1 portfolio in the OppenheimerFunds
since 1999              complex; formerly Vice President of the Manager (October
Age:  58                1990 - June 1997); Vice President of Centennial Asset
                        Management Corporation (June 1997 - November 2001).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Joseph Welsh,           Vice President (since December 2000) of the Manager; a high
Vice President and      yield bond analyst for the Manager (since January 1995); an
Portfolio Manager       officer of 1 portfolio in the OppenheimerFunds complex;
since 1999              formerly, Assistant Vice President of the Manager (December
Age:  40                1996-November 2000).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Margaret Hui,           Assistant Vice President of the Manager (since October
Assistant Vice
President and           1999); an officer of 1 portfolio in the OppenheimerFunds
Associate Portfolio     complex; before joining the Manager, she was Vice President
Manager                 - Syndications of Sanwa Bank California (January 1998 -
since 1999              September 1999), prior to which she was a Vice President of
Age:  46                Banque Nationale de Paris (May 1990 - January 1998).
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice President and Treasurer (since March 1999) of
Treasurer since 1999    the Manager; Treasurer (since March 1999) of HarbourView
Age: 44                 Asset Management Corporation, Shareholder Services, Inc.,
                        Oppenheimer Real Asset Management Corporation, Shareholder
                        Financial Services, Inc., Oppenheimer Partnership Holdings,
                        Inc., OFI Private Investments, Inc. (since March 2000),
                        OppenheimerFunds International Ltd. and OppenheimerFunds
                        plc (offshore fund management subsidiaries of the Manager)
                        (since May 2000) and OFI Institutional Asset Management,
                        Inc. (since November 2000); Treasurer and Chief Financial
                        Officer (since May 2000) of Oppenheimer Trust Company (a
                        trust company subsidiary of the Manager); Assistant
                        Treasurer (since March 1999) of Oppenheimer Acquisition
                        Corp. and OppenheimerFunds Legacy Program (since April
                        2000); formerly Principal and Chief Operating Officer
                        (March 1995-March 1999), Bankers Trust Company-Mutual Fund
                        Services Division. An officer of 83 portfolios in the
                        OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mark S. Vandehey,       Senior Vice President and Chief Compliance Officer (since
Vice President and      March 2004) of the Manager; Vice President (since June
Chief Compliance        1983) of OppenheimerFunds Distributor, Inc., Centennial
Officer since 2004      Asset Management Corporation and Shareholder Services, Inc.
Age:  54                Formerly (until February 2004) Vice President and Director of Internal Audit of OppenheimerFunds, Inc. An officer of
                        83 portfolios in the Oppenheimer funds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice President/Fund Accounting of the Manager (since March
Assistant Treasurer     2002); formerly Vice President/Corporate Accounting of the
since 2002              Manager (July 1999-March 2002) prior to which he was Chief
Age: 41                 Financial Officer at Sovlink Corporation (April 1996-June
                        1999). An officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Executive Vice President (since January 2004) and General
Vice President $amp;        Counsel (since February 2002) of the Manager; General
Secretary since 2001    Counsel and a director (since November 2001) of the
Age: 56                 Distributor; General Counsel (since November 2001) of
                        Centennial Asset Management Corporation; Senior Vice
                        President and General Counsel (since November 2001) of
                        HarbourView Asset Management Corporation; Secretary and
                        General Counsel (since November 2001) of Oppenheimer
                        Acquisition Corp.; Assistant Secretary and a director
                        (since October 1997) of OppenheimerFunds International Ltd.
                        and OppenheimerFunds plc; Vice President and a director
                        (since November 2001) of Oppenheimer Partnership Holdings,
                        Inc.; a director (since November 2001) of Oppenheimer Real
                        Asset Management, Inc.; Senior Vice President, General
                        Counsel and a director (since November 2001) of Shareholder
                        Financial Services, Inc., Shareholder Services, Inc., OFI
                        Private Investments, Inc. and OFI Trust Company; Vice
                        President (since November 2001) of OppenheimerFunds Legacy
                        Program; Senior Vice President and General Counsel (since
                        November 2001) of OFI Institutional Asset Management, Inc.;
                        a director (since June 2003) of OppenheimerFunds (Asia)
                        Limited. Formerly Senior Vice President (May 1985-December
                        2003), Acting General Counsel (November 2001-February 2002)
                        and Associate General Counsel (May 1981-October 2001) of
                        the Manager; Assistant Secretary of Shareholder Services,
                        Inc. (May 1985-November 2001), Shareholder Financial
                        Services, Inc. (November 1989-November 2001); and
                        OppenheimerFunds International Ltd. (October 1997-November
                        2001). An officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice President (since June 1998) and Senior Counsel and
Assistant Secretary     Assistant Secretary (since October 2003) of the Manager;
since 2001              Vice President (since 1999) and Assistant Secretary (since
Age: 38                 October 2003) of the Distributor; Assistant Secretary
                        (since October 2003) of Centennial Asset Management
                        Corporation; Vice President and Assistant Secretary (since
                        1999) of Shareholder Services, Inc.; Assistant Secretary
                        (since December 2001) of OppenheimerFunds Legacy Program
                        and of Shareholder Financial Services, Inc.. Formerly an
                        Assistant Counsel (August 1994-October 2003) and Assistant
                        Vice President of the Manager (August 1997-June 1998). An
                        officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Petersen,         Assistant Vice President of the Manager since August 2002;
Assistant Treasurer     formerly Manager/Financial Product Accounting (November
since 2004              1998-July 2002) of the Manager. An officer of 83 portfolios
Age: 34                 in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Dina C. Lee,            Assistant Vice President and Assistant Counsel of the
Assistant Secretary     Manager (since December 2000); formerly an attorney and
since 2004              Assistant Secretary of Van Eck Global (until December
Age:  34                2000). An officer of 83 portfolios in the OppenheimerFunds complex
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lisa I. Bloomberg,      Vice President and Associate Counsel of the Manager since
Assistant Secretary     May 2004; formerly First Vice President and Associate
since 2004              General Counsel of UBS Financial Services Inc. (formerly,
Age:  36                PaineWebber Incorporated) (May 1999 - April 2004) prior to which she was an Associate at Skaden, Arps, Slate, Meagher
                        $amp; Flom, LLP (September 1996 - April 1999). An officer of 83 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

|X|      Remuneration of Trustees. The officers of the Fund
and one Trustee of the Fund (Mr. Murphy) are affiliated
with the Manager and receive no salary or fee from the
Fund.  The remaining Trustees of the Fund received the
compensation shown below from the Fund with respect to the
Fund's fiscal year ended July 31, 2004. The compensation
from all 38 of the Board II Funds (including the Fund)
represents compensation received for serving as a director
or trustee and member of a committee (if applicable) of the
Boards of those funds during the calendar year ended
December 31, 2003 (including the Boards of certain
MassMutual funds as is indicated below.

-------------------------------------------------------------------------------
Trustee Name and Other Fund             Aggregate         Total Compensation
                                                          From Fund and Fund
                                    Compensation from       Complex Paid to
Position(s) (as applicable)              Fund(1)               Trustees*
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
William L. Armstrong                      $2,975                $118,649
Chairman of the Board and
Acting Governance  Committee
Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Robert G. Avis                            $1,961                $101,499
Review Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
George C. Bowen                           $1,961                $101,499
Audit Committee Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Edward L. Cameron                         $2,254                $115,503
Audit Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Jon S. Fossel                             $2,254                $115,503
Review Committee Chairman
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Sam Freedman
Review $amp; Governance Committee             $1,961                $101,499
Member
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
F. William Marshall, Jr.
Audit $amp; Governance Committee              $1,961              $149,499(2)
Member
-------------------------------------------------------------------------------
Effective  December 15, 2003,  Mr. James C. Swain retired as
Trustee  from the Board II Funds.  For the fiscal year ended
July  31,  2004,   Mr.   Swain   received   $547   aggregate
compensation  from the Fund.  For the  calendar  year  ended
December  31,  2003,  Mr.  Swain  received   $178,000  total
compensation  from all of the Oppenheimer funds for which he served as Trustee.
1.    Aggregate  Compensation  from Fund  includes  fees and
   deferred compensation, if any, for a Trustee.
2.    Includes  $48,000  compensation  paid to Mr.  Marshall
   for  serving  as a  trustee  by two  open-end  investment
   companies (MassMutual  Institutional Funds and MML Series
   Investment Fund) the investment  adviser for which is the
   indirect  parent  company  of  the  Fund's  Manager.  The
   Manager also serves as the  Sub-Advisor to the MassMutual
   International   Equity  Fund,  a  series  of   MassMutual
   Institutional Funds.

* For purposes of this section only, "Fund Complex"
includes the Oppenheimer funds, MassMutual Institutional
Funds and MML Series Investment Fund in accordance with the
instructions for Form N-2.  The Manager does not consider
MassMutual Institutional Funds and MML Series Investment
Fund to be part of the OppenheimerFunds "Fund Complex" as
that term may be otherwise interpreted.

      |X|  Deferred Compensation Plan for Trustees.  The
Board of Trustees has adopted a Deferred Compensation Plan
for disinterested Trustees that enables them to elect to
defer receipt of all or a portion of the annual fees they
are entitled to receive from the Fund.  Under the plan, the
compensation deferred by a Trustee is periodically adjusted
as though an equivalent amount had been invested in shares
of one or more Oppenheimer funds selected by the Trustee.
The amount paid to the Trustee under the plan will be
determined based upon the performance of the selected
funds.

      Deferral of Trustee's fees under the plan will not
materially affect the Fund's assets, liabilities and net
income per share.  The plan will not obligate the fund to
retain the services of any Trustee or to pay any particular
level of compensation to any Trustee.  Pursuant to an Order
issued by the SEC, the Fund may invest in the funds
selected by the Trustee under the plan without shareholder
approval for the limited purpose of determining the value
of the Trustee's deferred fee account.

|X|   Major Shareholders.  As of August 30, 2004, the only
person who owned of record or were known by the Fund to own
beneficially 5% or more of the Fund's outstanding
securities of any class was the following: Merrill Lynch
Pierce Fenner $amp; Smith, Inc. for the sole benefit of its
customers, 4800 Deer Lake Dr E Fl 3, Jacksonville, Fl
32246-6484, which owned 8,964,935.774 Class C shares
(12.54% of the Class C shares then outstanding).

The Manager.  The Manager is wholly-owned by Oppenheimer
Acquisition Corp., a holding company controlled by
Massachusetts Mutual Life Insurance Company, a global,
diversified insurance and financial services organization.

|X|   Code of Ethics. The Fund, the Manager and the
Distributor have a Code of Ethics.  It is designed to
detect and prevent improper personal trading by certain
employees, including portfolio managers, that would compete
with or take advantage of the Fund's portfolio
transactions.  Covered persons include persons with
knowledge of the investments and investment intentions of
the Fund and other funds advised by the Manager.  The Code
of Ethics does permit personnel subject to the Code to
invest in securities, including securities that may be
purchased or held by the Fund, subject to a number of
restrictions and controls.  Compliance with the Code of
Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an Exhibit to the Fund's
Registration Statement filed with the SEC and can be
reviewed and copied at the SEC's Public Reference Room in
Washington, D.C. You can obtain information about the hours
of operation of the Public Reference Room by calling the
SEC at 1.202.942.8090. The Code of Ethics can also be
viewed as part of the Fund's registration statement on the
SEC's EDGAR database at the SEC's Internet website at
www.sec.gov. Copies may be obtained, after paying a
duplicating fee, by electronic request at the following
e-mail address: publicinfo@sec.gov or by writing to the
SEC's Public Reference Section, Washington, D.C. 20549-0102.

|X|   Portfolio Proxy Voting.  The Fund has adopted
Portfolio Proxy Voting Policies and Procedures under which
the Fund votes proxies relating to securities ("portfolio
proxies") held by the Fund.  The Fund's primary
consideration in voting portfolio proxies is the financial
interests of the Fund and its shareholders.  The Fund has
retained an unaffiliated third-party as its agent to vote
portfolio proxies in accordance with the Fund's Portfolio
Proxy Voting Guidelines and to maintain records of such
portfolio proxy voting.  The Proxy Voting Guidelines
include provisions to address conflicts of interest that
may arise between the Fund and OFI where an OFI
directly-controlled affiliate managers of administers the
assets of a pension plan of the company soliciting the
proxy.  The Fund's Portfolio Proxy Voting Guidelines on
routine and non-routine proxy proposals are summarized
below.

o     The Fund votes with the recommendation of the
          issuer's management on routine matters, including
          election of directors nominated by management
          and ratification of auditors, unless
          circumstances indicate otherwise.
o     In general, the Fund opposes anti-takeover proposals
          and supports elimination of anti-takeover proposals,
          absent unusual circumstances.
o     The Fund supports shareholder proposals to reduce a
          super-majority vote requirement, and opposes
          management proposals to add a super-majority
          vote requirement.
o     The Fund opposes proposals to classify the board of
          directors.
o     The Fund support proposals to eliminate cumulative
          voting.
o     The Fund opposes re-pricing of stock options.
o     The Fund generally considers executive compensation
          questions such as stock option plans and bonus
          plans to be ordinary business activity.  The Fund
          analyzes stock option plans, paying particular
          attention to their dilutive effect. While the
          Fund generally supports management proposals, the
          Fund opposes plans it considers to be excessive.

      The Fund will be required to file new Form N-PX, with
its complete proxy voting record for the 12 months ended
June 30th, no later than August 31st of each year.  The
Fund's Form N-PX filing is available (i) without charge,
upon request, by calling the Fund toll-free at
1.800.525.7048, and (ii) on the SEC's website at
www.sec.gov.

      |X|  The Investment Advisory Agreement.   The Manager
provides investment advisory and management services to the
Fund under an investment advisory agreement between the
Manager and the Fund. The Manager selects investments for
the Fund's portfolio and handles its day-to-day business.
The portfolio managers of the Fund are employed by the
Manager and are the persons who are principally responsible
for the day-to-day management of the Fund's portfolio.

      The investment advisory agreement requires the
Manager, at its expense, to provide the Fund with adequate
office space, facilities and equipment. It also requires
the Manager to provide and supervise the activities of all
administrative and clerical personnel required to provide
effective administration for the Fund. Those
responsibilities include the compilation and maintenance of
records with respect to its operations, the preparation and
filing of specified reports, and composition of proxy
materials and registration statements for continuous public
sale of shares of the Fund.

        The Fund pays expenses not expressly assumed by the
Manager under the advisory agreement or by the Distributor
under the general distributor agreement. The advisory
agreement lists examples of expenses paid by the Fund. The
major categories relate to interest, taxes, brokerage
commissions, fees to certain Trustees, legal and audit
expenses, custodian and transfer agent expenses, share
issuance costs, certain printing and registration costs and
non-recurring

expenses, including litigation costs.  The management fees
paid by the Fund to the Manager are calculated at the rates
described in the Prospectus, which are applied to the
assets of the Fund as a whole. The fees are allocated to
each class of shares based upon the relative proportion of
the Fund's net assets represented by that class. Under its
voluntary expense limitation undertaking, for the period
from March 1, 2000, to March 31, 2000, the Manager waived
0.50% of the management fee.  From and after April 1, 2000,
the Manager waived 0.20% of its fee under its current
undertaking, which can be amended or terminated at any time.

-------------------------------------------------------------------------------
  Fiscal Year Ended 7/31:     Management Fees Paid to OppenheimerFunds, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           2002                               $3,984,343(1)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           2003                               $3,005,772(2)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           2004                               $4,877,584(3)
-------------------------------------------------------------------------------
1.    Amount is without considering a reduction to
   custodian expenses of $14,974 and a voluntary waiver in
   the amount of $1,103,362.
2.    Amount is without considering a voluntary waiver in
   the amount of $819,450.
3.    Amount is without considering a voluntary waiver in
   the amount of $1,384,053.

      The investment advisory agreement states that in the
absence of willful misfeasance, bad faith, gross negligence
in the performance of its duties or reckless disregard of
its obligations and duties under the investment advisory
agreement, the Manager is not liable for any loss resulting
from a good faith error or omission on its part with
respect to any of its duties under the agreement.

      The agreement permits the Manager to act as
investment advisor for any other person, firm or
corporation and to use the name "Oppenheimer" in connection
with other investment companies for which it may act as
investment advisor or general distributor. If the Manager
shall no longer act as investment advisor to the Fund, the
Manager may withdraw the right of the Fund to use the name
"Oppenheimer" as part of its name.

         |X|      Annual Approval of Investment Advisory
Agreement. Each year, the Board of Trustees, including a
majority of the Independent Trustees is required to approve
the renewal of the investment advisory agreement. The
Investment Company Act requires that the Board request and
evaluate and the Manager provide such information as may be
reasonably necessary to evaluate the terms of the
investment advisory agreement.  The Board employs an
independent consultant to prepare a report that provides
such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1
distribution fees the Fund pays.  These distribution fees
are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in
arriving at its decision to renew the investment advisory
agreement.  Among other factors, the Board considered:
o     The nature, cost, and quality of the services
                provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The investment performance of the Fund in comparison
                to regular market indices;
o     Economies of scale that may be available to the Fund
                from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or
                services received by the Fund from its
                relationship with the Manager; and
o     The direct and indirect benefits the Manager received
                from its relationship with the Fund. These
                included services provided by the
                Distributor and the Transfer Agent, and
                brokerage and soft dollar arrangements
                permissible under Section 28(e) of the
                Securities Exchange Act.

      The Board considered that the Manager must be able to
pay and retain high quality personnel at competitive rates
to provide services to the Fund.  The Board also considered
that maintaining the financial viability of the Manager is
important so that the Manager will be able to continue to
provide quality services to the Fund and its shareholders
in adverse times.  The Board also considered the investment
performance of other mutual funds advised by the Manager.
The Board is aware that there are alternatives to the use
of the Manager.

      These matters were also considered by the Independent
Trustees, meeting separately from the full Board with
experienced Counsel to the Fund and experienced counsel to
the Independent Trustees who assisted the Board in its
deliberations.  The Fund's Counsel and Independent
Trustees' counsel is independent of the Manager within the
meaning and intent of the SEC Rules regarding the
independence of counsel.

      After careful deliberation, the Board, including the
Independent Trustees, concluded that it was in the best
interest of shareholders to continue the investment
advisory agreement for another year. In arriving at a
decision, the Board did not single out any one factor or
group of factors as being more important than other
factors, but considered all factors together.  The Board
judged the terms and conditions of the investment advisory
agreement, including the investment advisory fee, in light
of all of the surrounding circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement.
One of the duties of the Manager under the investment
advisory agreement is to arrange the loans and other
portfolio transactions for the Fund.  The advisory
agreement contains provisions relating to the employment of
broker-dealers to effect the Fund's portfolio
transactions.  The Manager is authorized by the advisory
agreement to employ broker-dealers, including "affiliated"
brokers, as that term is defined in the Investment Company
Act. The Manager may employ broker-dealers that the Manager
thinks, in its best judgment based on all relevant factors,
will implement the policy of the Fund to obtain, at
reasonable expense, the "best execution" of the Fund's
portfolio transactions. "Best execution" means prompt and
reliable execution at the most favorable price obtainable.
The Manager need not seek competitive commission bidding.
However, it is expected to be aware of the current rates of
eligible brokers and to minimize the commissions paid to
the extent consistent with the interests and policies of
the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, in
choosing brokers to execute portfolio transactions for
the Fund, the Manager may select brokers (other than
affiliates) that provide brokerage and/or research
services to the Fund and/or the other accounts over which
the Manager or its affiliates have investment
discretion.  The concessions paid to those brokers may be
higher than another qualified broker would charge, if the
Manager makes a good faith determination that the
concession is fair and reasonable in relation to the
services provided.

      Subject to those considerations, as a factor in
selecting brokers for the Fund's portfolio transactions,
the investment advisory agreement also permits the
Manager to consider sales of shares of the Fund and other
investment companies for which the Manager or an
affiliate serves as investment adviser.  Notwithstanding
that authority, and with the concurrence of the Fund's
Board, the Manager has determined not to consider sales
of shares of the Fund and other investment companies for
which the Manager or an affiliate serves as investment
adviser as a factor in selecting brokers for the Fund's
portfolio transactions.  However, the Manager may
continue to effect portfolio transactions through brokers
who sell shares of the Fund.

Brokerage Practices Followed by the Manager.  The Manager
allocates brokerage for the Fund subject to the provisions
of the investment advisory agreement and the procedures and
rules described above. Generally, the Manager's portfolio
traders allocate brokerage based upon recommendations from
the Manager's portfolio managers.  In certain instances,
portfolio managers may directly place trades and allocate
brokerage. In either case, the Manager's executive officers
supervise the allocation of brokerage.

      Transactions in securities other than those for which
an exchange is the primary market are generally done with
principals or market makers.  In transactions on foreign
exchanges, the Fund may be required to pay fixed brokerage
commissions and therefore would not have the benefit of
negotiated commissions available in U.S. markets.
Brokerage commissions are paid primarily for transactions
in listed securities or for certain fixed-income agency
transactions in the secondary market. Otherwise brokerage
commissions are paid only if it appears likely that a
better price or execution can be obtained by doing so.  In
an option transaction, the Fund ordinarily uses the same
broker for the purchase or sale of the option and any
transaction in the securities to which the option relates.

      Other funds advised by the Manager may purchase or
sell the same securities as the Fund at the same time as
the Fund, which could affect the supply and price of the
securities.  If two or more funds advised by the Manager
purchase the same security on the same day from the same
dealer, the transactions under those combined orders are
averaged as to price and allocated in accordance with the
purchase or sale orders actually placed for each account.

      Most purchases of debt obligations, including Senior
Loans, are principal transactions at net prices.  Instead
of using a broker for those transactions, the Fund normally
deals directly with the selling or purchasing principal or
market maker unless the Manager determines that a better
price or execution can be obtained by using the services of
a broker.  Purchases of portfolio securities from
underwriters include a commission or concession paid by the
issuer to the underwriter.  Purchases from dealers include
a spread between the bid and asked prices.  The Fund seeks
to obtain prompt execution of these orders at the most
favorable net price.

      The investment advisory agreement permits the Manager
to allocate brokerage for research services. The investment
research services provided by a particular broker may be
useful only to one or more of the advisory accounts of the
Manager and its affiliates. The investment research
received for the commissions of those other accounts may be
useful both to the Fund and one or more of the Manager's
other accounts.  Investment research may be supplied to the
Manager by a third party at the instance of a broker
through which trades are placed.

      Investment research services include information and
analysis on particular companies and industries as well as
market or economic trends and portfolio strategy, market
quotations for portfolio evaluations, information systems,
computer hardware and similar products and services. If a
research service also assists the Manager in a non-research
capacity (such as bookkeeping or other administrative
functions), then only the percentage or component that
provides assistance to the Manager in the investment
decision-making process may be paid in commission dollars.

      The Board of Trustees permits the Manager to use
stated commissions on secondary fixed-income agency trades
to obtain research if the broker represents to the Manager
that: (i) the trade is not from or for the broker's own
inventory, (ii) the trade was executed by the broker on an
agency basis at the stated commission, and (iii) the trade
is not a riskless principal transaction. The Board of
Trustees permits the Manager to use commissions on
fixed-price offerings to obtain research, in the same
manner as is permitted for agency transactions.

      The research services provided by brokers broadens
the scope and supplements the research activities of the
Manager. That research provides additional views and
comparisons for consideration, and helps the Manager to
obtain market information for the valuation of securities
that are either held in the Fund's portfolio or are being
considered for purchase.  The Manager provides information
to the Board about the commissions paid to brokers
furnishing such services, together with the Manager's
representation that the amount of such commissions was
reasonably related to the value or benefit of such
services.

-------------------------------------------------------------------------------
 Fiscal Year Ended 7/31:     Total Brokerage Commissions Paid by the Fund(1)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           2002                                 $136,560
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           2003                                 $162,936
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
           2004                                 $197,684
-------------------------------------------------------------------------------
1.    Amounts  do not  include  spreads  or  commissions  on
   principal transactions on a net trade basis.

Distribution and Service Plans

The Distributor.  Under its General Distributor's Agreement
with the Fund, the Distributor acts as the Fund's principal
underwriter in the continuous public offering of the
different classes of shares of the Fund.  The Distributor
bears the expenses normally attributable to sales,
including advertising and the cost of printing and mailing
prospectuses, other than those furnished to existing
shareholders.  The Distributor is not obligated to sell a
specific number of shares.  Expenses normally attributable
to sales are borne by the Distributor.

      The sales charges and concessions paid to, or
retained by, the Distributor from the sale of shares or on
the repurchase of shares during the two most recent Fiscal
years and the Early Withdrawal Charges retained by the
Distributor on the repurchased shares for the most recent
Fiscal year are shown in the table below.

--------------------------------------------------------------------------------
Fiscal Year       Concessions on Class B Shares  Concessions on Class C Shares
Ended 7/31:       Advanced by the Distributor(1) Advanced by the Distributor(1)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2002              $510,586                       $372,371
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2003              $283,962                       $273,673
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2004              $1,965,548                     $3,615,881
--------------------------------------------------------------------------------
1.    The Distributor advances concessions to dealers for
   sales of Class B and Class C shares from its own
   resources at the time of sale.  There are no concessions
   on sales of Class A shares.

---------------------------------------------------------------------------------
Fiscal Year       Class A Early        Class B Early        Class C Early
Ended 7/31:       Withdrawal Charges   Withdrawal Charges   Withdrawal Charges
                  Retained by          Retained by          Retained by
                  Distributor          Distributor          Distributor
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
2004              $2,355               $261,669             $51,818
---------------------------------------------------------------------------------

Distribution and Service Plans.  The Fund has adopted a
Service Plan for Class A shares and Distribution and
Service Plans for Class B and Class C shares.  Under those
plans the Fund pays the Distributor for all or a portion of
its costs incurred in connection with the distribution
and/or servicing of the shares of the particular class.

      Because the Fund is a closed-end fund and is not able
to rely on the provisions of Rule 12b-1 under the
Investment Company Act that apply to open-end funds, the
Fund has requested and obtained from the SEC exemptive
relief from certain provisions of the Investment Company
Act, to permit the Fund to adopt Distribution and Service
Plans and to make payments under those plans to the
Distributor. The operation of those plans is contingent
upon the continued availability of that exemptive relief
from the SEC. That exemptive order also permits the Fund to
impose early withdrawal charges on its Class B and Class C
shares, under the circumstances described in the Prospectus
and elsewhere in this Statement of Additional Information.

      Each plan has been approved by a vote of the Board of
Trustees, including a majority of the Independent
Trustees(1), cast in person at a meeting called for the
purpose of voting on that plan. Each plan has also been
approved by the holders of a "majority" (as defined in the
Investment Company Act) of the shares of the applicable
class.  The shareholder votes were cast by the Manager as
the sole initial shareholder of each class of shares of the
Fund.

    Under the Plans, the Manager and the Distributor may
make payments to affiliates.  In their sole discretion,
they may also from time to time make substantial payments
from their own resources, which include the profits the
Manager derives from the advisory fees it receives from the
Fund, to compensate brokers, dealers, financial
institutions and other intermediaries for providing
distribution assistance and/or administrative services or
that otherwise promote sales of the Fund's shares.  These
payments, some of which may be referred to as "revenue
sharing," may relate to the Fund's inclusion on a financial
intermediary's preferred list of funds offered to its
clients.

    Financial intermediaries, brokers and dealers may
receive other payments from the Distributor or the Manager
from their own resources in connection with the promotion
and/or sale of shares of the Fund, including payments to
defray expenses incurred in connection with educational
seminars and meetings.  The Manager or Distributor may
share expenses incurred by financial intermediaries in
conducting training and educational meetings about aspects
of the Fund for employees of the intermediaries or for
hosting client seminars or meetings at which the Fund is
discussed.  In their sole discretion, the Manager and/or
the Distributor may increase or decrease the amount of
payments they make from their own resources for these
purposes.

      Unless a plan is terminated as described below, the
plan continues in effect from year to year but only if the
Fund's Board of Trustees and its Independent Trustees
specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting
called for the purpose of voting on continuing the plan.  A
plan may be terminated at any time by the vote of a
majority of the Independent Trustees or by the vote of the
holders of a "majority" (as defined in the Investment
Company Act) of the outstanding shares of that class.

    The Board of Trustees and the Independent Trustees must
approve all material amendments to a plan. An amendment to
increase materially the amount of payments to be made under
a plan must be approved by shareholders of the class
affected by the amendment. Because Class B shares of the
Fund automatically convert into Class A shares 72 months
after purchase, the Fund must obtain the approval of both
Class A and Class B shareholders for a proposed material
amendment to the Class A Plan that would materially
increase payments under the Plan.  That approval must be by
a "majority" (as defined in the Investment Company Act) of
the shares of each Class, voting separately by class.

      While the Plans are in effect, the Treasurer of the
Fund shall provide separate written reports on the plans to
the Board of Trustees at least quarterly for its review.
The Reports shall detail the amount of all payments made
under a plan and the purpose for which the payments were
made.  Those reports are subject to the review and approval
of the Independent Trustees.

      Each plan states that while it is in effect, the
selection and nomination of those Trustees of the Fund who
are not "interested persons" of the Fund is committed to
the discretion of the Independent Trustees.  This does not
prevent the involvement of others in the selection and
nomination process as long as the final decision as to
selection or nomination is approved by a majority of the
Independent Trustees.

    Under the plans for a class, no payment will be made to
any recipient in any quarter in which the aggregate net
asset value of all Fund shares of that class held by the
recipient for itself and its customers does not exceed a
minimum amount, if any, that may be set from time to time
by a majority of the Independent Trustees.  The Board of
Trustees has set no minimum amount of assets to qualify for
payments under the plans.

      |X|  Class A Service Plan.  Under the Class A service
plan, the Distributor currently uses the fees it receives
from the Fund to pay brokers, dealers and other financial
institutions (they are referred to as "recipients") for
personal services and account maintenance services they
provide for their customers who hold Class A shares. The
services include, among others, answering customer
inquiries about the Fund, assisting in establishing and
maintaining accounts in the Fund, making the Fund's
investment plans available and providing other services at
the request of the Fund or the Distributor. The Class A
service plan permits reimbursements to the Distributor of
up to 0.25% of the average annual net assets of Class A
shares. The Board has set the rate at that level. While the
plan permits the Board to authorize payments to the
Distributor to reimburse itself for services under the
plan, the Board has not yet done so, except in the case of
the special arrangement described below. The Distributor
makes payments to plan recipients quarterly at an annual
rate not to exceed 0.25% of the average annual net assets
consisting of Class A shares held in the accounts of the
recipients or their customers.

      For the fiscal year ended July 31, 2004 payments
under the Class A plan totaled $358,035, of which $11,492
was retained by the Distributor under the arrangement
described above, and included $30,005 paid to an affiliate
of the Distributor's parent company.  Any unreimbursed
expenses the Distributor incurs with respect to Class A
shares in any fiscal year cannot be recovered in subsequent
years. The Distributor may not use payments received under
the Class A Plan to pay any of its interest expenses,
carrying charges, or other financial costs, or allocation
of overhead.

      |X|  Class B and Class C Service and Distribution
Plans. Under each plan, service fees and distribution fees
are computed on the average of the net asset value of
shares in the respective class, determined as of the close
of each regular business day during the period. The Class B
and Class C plans allows the Distributor to be compensated
at a flat rate for its services, whether the Distributor's
distribution expenses are more or less than the amounts
paid by the Fund under the plan during the period for which
the fee is paid.  The types of services that recipients
provide are similar to the services provided under the
Class A service plan, described above.

      The Class B and the Class C Plans permit the
Distributor to retain both the asset-based sales charges
and the service fees or to pay recipients the service fee
on a quarterly basis, without payment in advance. However,
the Distributor currently intends to pay the service fee to
recipients in advance for the first year after the shares
are purchased. After the first year shares are outstanding,
the Distributor will make service fee payments quarterly on
those shares. The advance payment is based on the net asset
value of shares sold. Shares purchased by exchange do not
qualify for the advance service fee payment. If Class B or
Class C shares are repurchased by the Fund during the first
year after their purchase, the recipient of the service
fees on those shares will be obligated to repay the
Distributor a pro rata portion of the advance payment of
the service fee made on those shares.

      The Distributor retains the asset-based sales charge
on Class B shares. The Distributor retains the asset-based
sales charge on Class C shares during the first year the
shares are outstanding. It pays the asset-based sales
charge as an ongoing concession to the recipient on Class C
shares outstanding for a year or more. If a dealer has a
special agreement with the Distributor, the Distributor
will pay the Class B and/or Class C service fee and the
asset-based sales charge to the dealer quarterly in lieu of
paying the sales concessions and service fee in advance at
the time of purchase.

      The asset-based sales charges on Class B and Class C
shares allow investors to buy shares without a front-end
sales charge while allowing the Distributor to compensate
dealers that sell those shares. The Fund pays the
asset-based sales charges to the Distributor for its
services rendered in distributing Class B and Class C
shares. The payments are made to the Distributor in
recognition that the Distributor:
o     pays sales concessions to authorized brokers and
          dealers at the time of sale and pays service fees
          as described above,
o     may finance payment of sales concessions and/or the
          advance of the service fee payment to recipients
          under the plans, or may provide such financing
          from its own resources or from the resources of
          an affiliate,
o     employs personnel to support distribution of Class B
          and Class C shares,
o     bears the costs of sales literature, advertising and
          prospectuses (other than those furnished to
          current shareholders) and state "blue sky"
          registration fees and certain other distribution
          expenses,
o     may not be able to adequately compensate dealers that
          sell Class B and Class C shares without receiving
          payment under the plans and therefore may not be
          able to offer such Classes for sale absent the
          plans,
o     receives payments under the plans consistent with the
          service fees and asset-based sales charges paid
          by other non-proprietary funds that charge 12b-1
          fees,
o     may use the payments under the plan to include the
          Fund in various third-party distribution programs
          that may increase sales of Fund shares,
o     may experience increased difficulty selling the
          Fund's shares if payments under the plan are
          discontinued because most competitor funds have
          plans that pay dealers for rendering distribution
          services as much or more than the amounts
          currently being paid by the Fund, and
o     may not be able to continue providing, at the same or
          at a lesser cost, the same quality distribution
          sales efforts and services, or to obtain such
          services from brokers and dealers, if the plan
          payments were to be discontinued.

      Class B or Class C shares may not be purchased by an
investor directly from the Distributor without the investor
designating another broker-dealer of record.  If the
investor no longer has another broker-dealer of record for
an existing account, the Distributor is automatically
designated as the broker-dealer of record, but solely for
the purpose of acting as the investor's agent to purchase
the shares.  In those cases, the Distributor retains the
asset-based sales charge paid on Class B and Class C
shares, but does not retain any service fees as to the
assets represented by that account.

      The Distributor's actual expenses in selling Class B
and Class C shares may be more than the payments it
receives from the early withdrawal charges collected on
repurchased shares and from the Fund under the plans.  If
either the Class B or the Class C plan is terminated by the
Fund, the Board of Trustees may allow the Fund to continue
payments of the asset-based sales charge to the Distributor
for distributing shares before the plan was terminated.

---------------------------------------------------------------------------------
     Distribution Fees Paid to the Distributor for the Year Ended 7/31/04*
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class:        Total          Amount         Distributor's       Distributor's
                                                                Unreimbursed
                                            Aggregate           Expenses as %
              Payments       Retained by    Unreimbursed        of Net Assets
              Under Plan     Distributor    Expenses Under Plan of Class
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B Plan  $1,507,603(1)     $992,563        $6,342,639           2.29%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C Plan  $2,590,912(2)     $901,144        $13,111,372          2.13%
---------------------------------------------------------------------------------
1.    Includes   $26,926   paid  to  an   affiliate  of  the
    Distributor's parent company.
2.    Includes $98,372 paid to an affiliate of the
    Distributor's parent company.

      Under the exemptive order granted to the Fund by the
SEC that allows the Fund to establish the Distribution and
Service Plans and to pay fees to the Distributor under
those plans, all payments under the Class B and the Class C
plans are subject to the limitations imposed by the Conduct
Rules of the National Association of Securities Dealers,
Inc. on payments of asset-based sales charges and service
fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a
variety of terms to illustrate its performance. These terms
include "dividend yield," "average annual total return,"
and "cumulative total return."  An explanation of how
yields and total returns are calculated is set forth below.
You can obtain current performance information by calling
the Fund's Transfer Agent at 1.800.225.5677 or by visiting
the OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in
advertisements must comply with rules of the SEC.
Advertisement by the Fund of its performance data may
include the average annual total returns for the advertised
class of shares of the Fund.  Those returns may be shown
for the 1-, 5- and 10-year periods (or the life of the
class, if less) ending as of the most recently ended
calendar quarter prior to the publication of the
advertisement (or its submission for publication) and/or
cumulative total returns over a stated period.  Dividend
yields may also be shown for a class of shares.

      Use of performance calculations enables an investor
to compare the Fund's performance to the performance of
other funds for the same periods.  However, you should
consider a number of factors before using the Fund's
performance information as a basis for comparison with
other investments:
o     Yields and total returns measure the performance of a
         hypothetical account in the Fund over various
         periods and do not show the performance of each
         shareholder's account.  Your account's performance
         will vary from the model performance data if your
         dividends are received in cash, or you buy or sell
         shares during the period, or you bought your
         shares at a different time and price than the
         shares used in the model.
o     The Fund's performance returns do not reflect the
         effect of taxes on dividends and capital gains
         distributions.

o     An investment in the Fund is not insured by the FDIC
         or any other government agency.
o     The principal value of the Fund's shares, and its
         yields and total returns, are not guaranteed and
         normally will fluctuate on a daily basis.
o     When you sell your shares, they may be worth more or
         less than their original cost.
o     Yields and total returns for any given past period
         represent historical performance information and
         are not, and should not be considered, a
         prediction of future yields or returns.
o     The performance of each class of shares is shown
         separately.  The performance of each class of
         shares will usually be different, because each
         class bears different expenses.  The yields and
         total returns of each class of shares of the Fund
         are affected by market conditions, the quality of
         the Fund's investments, the maturity of those
         investments, the types of investments the Fund
         holds, and its operating expenses that are
         allocated to the particular class.
o     Unlike open-end mutual funds, closed-end funds are
         not required to calculate or depict performance in
         a standardized manner. However, the Fund may
         choose to follow the performance calculation
         methodology used by open-end funds.

      |X| Dividend Yield. Each class of shares calculates
its dividend yield separately because of the different
expenses that affect each class. Dividend yield is a
distribution return based on the dividends paid on a class
of shares during the actual dividend period.  To calculate
dividend yield, the dividends of a class declared during a
stated period are added together, and the sum is multiplied
by 12 (to annualize the yield) and divided by the maximum
offering price on the last day of the dividend period.  The
formula is shown below:

------------------------------------------------------------

------------------------------------------------------------
------------------------------------------------------------
      Dividend Yield = (dividends paid / No. of days in
                        --------------------------------
period x No. of days in calendar year)
--------------------------------------
------------------------------------------------------------
                              Maximum Offering Price
(payment date)
------------------------------------------------------------

------------------------------------------------------------

      The maximum offering price for Class A shares
includes the current maximum initial sales charge.  The
maximum offering price for Class B and Class C shares is
the net asset value per share, without considering the
effect of Early Withdrawal Charges. The Class A dividend
yield may also be quoted without deducting the maximum
initial sales charge.

        -------------------------------------------------------------
        The Fund's Dividend Yields for the 30-Day Period Ended
        7/31/03
        -------------------------------------------------------------
        -------------------------------------------------------------
        Class of Shares                        Dividend Yield
        -------------------------------------------------------------
        -------------------------------------------------------------
                                           Without         After
                                            Sales          Sales
                                            Charge        Charge
        -------------------------------------------------------------
        -------------------------------------------------------------
        Class A                             5.25%         5.07%%
        -------------------------------------------------------------
        -------------------------------------------------------------
        Class B                             4.68%           N/A
        -------------------------------------------------------------
        -------------------------------------------------------------
        Class C                             4.72%           N/A
        -------------------------------------------------------------

      |X|  Total Return Information.  There are different
types of "total returns" to measure the Fund's
performance.  Total return is the change in value of a
hypothetical investment in the Fund over a given period,
assuming that all dividends and capital gains distributions
are reinvested in additional shares and that the investment
is repurchased at the end of the period. Because of
differences in expenses for each class of shares, the total
returns for each class are separately measured. The
cumulative total return measures the change in value over
the entire period (for example, 10 years).  An average
annual total return shows the average rate of return for
each year in a period that would produce the cumulative
total return over the entire period. However, average
annual total returns do not show actual year-by-year
performance. The Fund uses standardized calculations for
its total returns as prescribed by the SEC for open-end
funds. The methodology is discussed below.

      In calculating total returns for Class A shares, the
current maximum sales charge of 3.50% (as a percentage of
the offering price) is deducted from the initial investment
("P") (unless the return is shown without sales charge, as
described below). For Class B shares, the applicable early
withdrawal charge is applied, depending on the period for
which the return is shown: 3.0% in the first year, 2.0% in
the second year, 1.5% in the third and fourth years, 1.0%
in the fifth year, and none thereafter.  For Class C
shares, the 1% early withdrawal charge is deducted for
returns for the 1-year period.

o     Average Annual Total Return.  The "average annual
total return" of each class is an average annual compounded
rate of return for each year in a specified number of
years.  It is the rate of return based on the change in
value of a hypothetical initial investment of $1,000
("P" in the formula below) held for a number of years ("n"
in the formula) to achieve an Ending Redeemable Value
("ERV" in the formula) of that investment, according to the
following formula:

ERV    l/n - 1 = Average Annual Total
---
               Return
  P

o     Average Annual Total Return (After Taxes on
Distributions). The "average annual total return (after
taxes on distributions)" of Class A shares is an average
annual compounded rate of return for each year in a
specified number of years, adjusted to show the effect of
federal taxes (calculated using the highest individual
marginal federal income tax rates
in effect on any reinvestment date) on any distributions
made by the Fund during the specified period. It is the
rate of return based on the change in value of a
hypothetical initial investment of $1,000 ("P" in the
formula below) held for a number of years ("n" in the
formula) to achieve an ending value ("ATVD" in the formula)
of that investment, after taking into account the effect of
taxes on Fund distributions, but not on the redemption of
Fund shares, according to the following formula:

ATVD        - 1=  Average Annual Total Return (After Taxes on
----
1/n         Distributions)
  P

o     Average Annual Total Return (After Taxes on
Distributions and Redemptions).  The "average annual total
return (after taxes on distributions and redemptions)" of
Class A shares is an average annual compounded rate of
return for each year in a specified number of years,
adjusted to show the effect of federal taxes (calculated
using the highest individual marginal federal income tax
rates in effect on any reinvestment date) on any
distributions made by the Fund during the specified period
and the effect of capital gains taxes or capital loss tax
benefits (each calculated using the highest federal
individual capital gains tax rate in effect on the
redemption date) resulting from the redemption of the
shares at the end of the period. It is the rate of return
based on the change in value of a hypothetical initial
investment of $1,000 ("P" in the formula below) held for a
number of years ("n" in the formula) to achieve an ending
value ("ATVDR" in the formula) of that investment, after
taking into account the effect of taxes on fund
distributions and on the redemption of Fund shares,
according to the following formula:

ATVDR       - 1=  Average Annual Total Return (After Taxes on
-----
1/n         Distributions and Redemptions)
  P

o     Cumulative Total Return.  The "cumulative total
return" calculation measures the change in value of a
hypothetical investment of $1,000 over an entire period of
years.  Its calculation uses some of the same factors as
average annual total return, but it does not average the
rate of return on an annual basis.  Cumulative total return
is determined as follows:

 ERV - P   = Total Return
-----------
    P

|X|   Total Returns at Net Asset Value.  From time to time
the Fund may also quote a cumulative or an average annual
total return "at net asset value" (without deducting sales
charges) for Class B or Class C shares.  Each is based on
the difference in net asset value per share at the
beginning and the end of the period for a hypothetical
investment in that class of
shares (without considering front-end or early withdrawal
charges) and takes into consideration the reinvestment of
dividends and capital gains distributions.

---------------------------------------------------------------------------------
             The Fund's Total Returns for the Periods Ended 7/31/04
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class of     Cumulative Total             Average Annual Total Returns
           Returns (10 years or
Shares        Life of Class)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                         1-Year              Life-of-class

---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
          After       Without    After      Without     After Early  Without
          Early       Early      Early      Early                    Early
          Withdrawal  Withdrawal Withdrawal Withdrawal  Withdrawal   Withdrawal
          Charges     Charges    Charges    Charges     Charges      Charges
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class          25.94%     30.51%      4.97%       8.78%        4.82%       5.59%
  A(1)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class          26.34%     27.30%      5.18%       8.18%        4.89%       5.05%
  B(2)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class          27.45%     27.45%      7.21%       8.21%        5.08%       5.08%
  C(3)
---------------------------------------------------------------------------------
1. Inception of Class A:      9/8/99.
2. Inception of Class B:      9/8/99.    Because   Class   B
   shares   convert  to  Class  A  shares  72  months  after
   purchase,  Class B  "life-of-class"  performance does not
   include any Early Withdrawal Charges.
3.    Inception of Class C:   9/8/99.

---------------------------------------------------------------------
  Average Annual Total Returns for Class A(1) Shares (After Sales
               Charge) For the Periods Ended 7/31/04
---------------------------------------------------------------------
---------------------------------------------------------------------
                                   1-Year              5-Year

---------------------------------------------------------------------
---------------------------------------------------------------------
After Taxes on Distributions        3.15%               2.31%
---------------------------------------------------------------------
---------------------------------------------------------------------
After Taxes on                      3.19%               2.53%
Distributions and
Redemption of Fund Shares
---------------------------------------------------------------------
1.    Inception date of Class A: 9/8/99.

Other Performance Comparisons.  The Fund may compares its
performance to that of an appropriate broadly-based market
index. The Fund may also compare its performance to that of
other investments, including other mutual funds, or use
ratings or rankings of its performance by independent
ranking entities. Examples of these performance comparisons
are set forth below.

|X|   Lipper Rankings. From time to time the Fund may
publish the ranking of the performance of its classes of
shares by Lipper, Inc. ("Lipper"). Lipper is a
widely-recognized independent mutual fund monitoring
service.  Lipper monitors the performance of regulated
investment companies and ranks their performance for
various periods in categories based on investment styles.
The Lipper performance rankings are based on total returns
that include the reinvestment of capital gain distributions
and income dividends but do not take sales charges or taxes
into consideration. The Fund is ranked in the "Loan
Participation Funds" category. Lipper publishes
"peer-group" indices of the performance of all funds in a
category that it monitors and averages of the performance
of the funds in particular categories.

|X|   Morningstar Ratings. From time to time the Fund may
publish the star rating of the performance of its classes
of shares by Morningstar, Inc., an independent mutual fund
monitoring service.  Morningstar rates mutual funds in
their specialized market sector.  The Fund is rated among
ultrashort bond funds.

      Morningstar proprietary star ratings reflect
historical risk-adjusted total investment return. For each
fund with at least a three-year history, Morningstar
calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in
a fund's monthly performance (including the effects of
sales charges, loads, and redemption fees), placing more
emphasis on downward variations and rewarding consistent
performance.   The top 10% of funds in each category
receive 5 stars, the next 22.5% receive 4 stars, the next
35% receive 3 stars, the next 22.5% receive 2 stars, and
the bottom 10% receive 1 star.  (Each share class is
counted as a fraction of one fund within this scale and
rated separately, which may cause slight variations in the
distribution percentages.) The Overall Morningstar Rating
for a fund is derived from a weighted average of the
performance figures associated with its three-, five-and
ten-year (if applicable) Morningstar Rating metrics.

|X|   Performance Rankings and Comparisons by Other
Entities and Publications.  From time to time the Fund may
include in its advertisements and sales literature
performance information about the Fund cited in newspapers
and other periodicals such as The New York Times, The Wall
Street Journal, Barron's, or similar publications. That
information may include performance quotations from other
sources, including Lipper and Morningstar.  The performance
of the Fund's classes of shares may be compared in
publications to the performance of various market indices
or other investments, and averages, performance rankings or
other benchmarks prepared by recognized mutual fund
statistical services.

      Investors may also wish to compare the returns on the
Fund's share classes to the return on fixed-income
investments available from banks and thrift institutions.
Those include certificates of deposit, ordinary
interest-paying checking and savings accounts, and other
forms of fixed or variable time deposits, and various other
instruments such as Treasury bills. However, the Fund's
returns and share price are not guaranteed or insured by
the FDIC or any other agency and will fluctuate daily,
while bank depository obligations may be insured by the
FDIC and may provide fixed rates of return. Repayment of
principal and payment of interest on Treasury securities is
backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or
ratings of the Manager or Transfer Agent, and of the
investor services provided by them to shareholders of the
Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves.  Those ratings or rankings of
shareholder and investor services by third parties may
include comparisons of their services to those provided by
other mutual fund families selected by the rating or
ranking services. They may be based upon the opinions of
the rating or ranking service itself, using its research or
judgment, or based upon surveys of investors, brokers,
shareholders or others.

      From time to time, the Fund may include in its
advertisements and sales literature the total return
performance of a hypothetical investment account that
includes shares of the fund and other Oppenheimer funds.
The combined account may be part of an illustration of an
asset allocation model or similar presentation. The account
performance may combine total return
performance of the fund and the total return performance of
other Oppenheimer funds included in the account.
Additionally, from time to time, the Fund's advertisements
and sales literature may include, for illustrative or
comparative purposes, statistical data or other information
about general or specific market and economic conditions
that may include, for example:

o     information   about   the   performance   of   certain
         securities  or  commodities  markets or segments of
         those markets,
o     information  about the performance of the economies of
         particular countries or regions,
o     the  earnings  of  companies  included  in segments of
         particular    industries,    sectors,    securities
         markets, countries or regions,
o     the  availability  of different types of securities or
         offerings of securities,
o     information relating to the gross national or gross
         domestic product of the United States or other
         countries or regions, comparisons of various
         market sectors or indices to demonstrate
         performance, risk, or other characteristics of the
         Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods
that can be used to buy shares of the Fund. Appendix B
contains more information about the special early
withdrawal arrangements and waivers offered by the Fund,
and the circumstances in which early withdrawal charges may
be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership
interest in the shares of the Fund will be recorded as a
book entry on the records of the Fund.  The Fund will not
issue or re-register physical share certificates.

AccountLink.  When shares are purchased through
AccountLink, each purchase must be at least $50 and
                                                ---
shareholders must invest at least $500 before an Asset
Builder Plan (described below) can be established on a new
account. Accounts established prior to November 1, 2002
will remain at $25 for additional purchases.  Shares will
be purchased on the regular business day the Distributor is
instructed to initiate the Automated Clearing House ("ACH")
transfer to buy the shares.  Dividends will begin to accrue
on shares purchased with the proceeds of ACH transfers on
the business day the Fund receives Federal Funds for the
purchase through the ACH system before the close of The New
York Stock Exchange ("the Exchange"). The Exchange normally
closes at 4:00 P.M., but may close earlier on certain
days.  If Federal Funds are received on a business day
after the close of the Exchange, the shares will be
purchased and dividends will begin to accrue on the next
regular business day.  The proceeds of ACH transfers are
normally received by the Fund three days after the
transfers are initiated. If the proceeds of the ACH
transfer are not received on a timely basis, the
Distributor reserves the right to cancel the purchase
order. The Distributor and the Fund are not responsible for
any delays in purchasing shares resulting from delays in
ACH transmissions.

Reduced Sales Charges.  As discussed in the Prospectus, a
reduced sales charge rate may be obtained for Class A
shares under Right of Accumulation and Letters of Intent
because of the economies of sales efforts and reduction in
expenses realized by the Distributor, dealers and brokers
making such sales.  No sales charge is imposed in certain
other circumstances described in Appendix B to this
Statement of Additional Information because the Distributor
or dealer or broker incurs little or no selling expenses.

      A fiduciary can count all shares purchased for a
trust, estate or other fiduciary account (including one or
more employee benefit plans of the same employer) that has
multiple accounts. The Distributor will add the value, at
current offering price, of the shares you previously
purchased and currently own to the value of current
purchases to determine the sales charge rate that applies.
The reduced sales charge will apply only to current
purchases. You must request it when you buy shares.

The Oppenheimer Funds. The Oppenheimer funds are those
mutual funds for which the Distributor acts as the
distributor and currently include the following:

Oppenheimer AMT-Free Municipals           Oppenheimer Limited-Term Government Fund
Oppenheimer AMT-Free New York Municipals  Oppenheimer Limited Term Municipal Fund
Oppenheimer Balanced Fund                 Oppenheimer Main Street Fund
Oppenheimer Bond Fund                     Oppenheimer Main Street Opportunity Fund
Oppenheimer California Municipal Fund     Oppenheimer Main Street Small Cap Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer MidCap Fund
Oppenheimer Capital Preservation Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Income Fund           Oppenheimer Pennsylvania Municipal Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Champion Income Fund          Street Fund
                                          Oppenheimer   Principal  Protected  Main
Oppenheimer Convertible Securities Fund   Street Fund II
Oppenheimer Developing Markets Fund       Oppenheimer Quest Balanced Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Disciplined Allocation Fund   Inc.
                                          Oppenheimer  Quest  International  Value
Oppenheimer Discovery Fund                Fund, Inc.
Oppenheimer Emerging Growth Fund          Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund               Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.             Oppenheimer Real Estate Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Global Fund                   Municipals
Oppenheimer Global Opportunities Fund     Oppenheimer Select Value Fund
Oppenheimer Gold $amp; Special Minerals Fund  Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund                   Oppenheimer Small Cap Value Fund
Oppenheimer High Yield Fund               Oppenheimer Strategic Income Fund
Oppenheimer International Bond Fund       Oppenheimer Total Return Bond Fund
Oppenheimer International Growth Fund     Oppenheimer U.S. Government Trust
Oppenheimer  International  Small Company
Fund                                      Oppenheimer Value Fund
Oppenheimer International Value Fund      Limited-Term New York Municipal Fund
Oppenheimer   Limited   Term   California
Municipal Fund                            Rochester Fund Municipals

And the following money market funds:

Oppenheimer Cash Reserves                 Centennial Government Trust
Oppenheimer Money Market Fund, Inc.       Centennial Money Market Trust
Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust

      There is an initial sales charge on the purchase of
Class A shares of each of the Oppenheimer funds described
above except the money market funds. Under certain
circumstances described in this Statement of Additional
Information, redemption proceeds of certain money market
fund shares may be subject to a contingent deferred sales
charge.

Letters of Intent.  Under a Letter of Intent ("Letter"), if
you purchase Class A shares or Class A and Class B shares
of the Fund and other Oppenheimer funds during a 13-month
period, you can reduce the sales charge rate that applies
to your purchases of Class A shares.  The total amount of
your intended purchases of both Class A and Class B shares
will determine the reduced sales charge rate for the Class
A shares purchased during that period.  You can include
purchases made up to 90 days before the date of the
Letter.  Letters do not consider Class C shares you
purchase or may have purchased.

      A Letter is an investor's statement in writing to the
Distributor of the intention to purchase Class A shares or
Class A and Class B shares of the Fund (and other
Oppenheimer funds) during a 13-month period (the "Letter
period"). At the investor's request, this may include
purchases made up to 90 days prior to the date of the
Letter.  The Letter states the investor's intention to make
the aggregate amount of purchases of shares which, when
added to the investor's holdings of shares of those funds,
will equal or exceed the amount specified in the Letter.
Purchases made by reinvestment of dividends or
distributions of capital gains and purchases made at net
asset value without sales charge do not count toward
satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and
Class B shares purchased under the Letter to obtain the
reduced sales charge rate on purchases of Class A shares of
the Fund (and other Oppenheimer funds) that applies under
the Right of Accumulation to current purchases of Class A
shares.  Each purchase of Class A shares under the Letter
will be made at the offering price (including the sales
charge) that applies to a single lump-sum purchase of
shares in the amount intended to be purchased under the
Letter.

      In submitting a Letter, the investor makes no
commitment to purchase shares. However, if the investor's
purchases of shares within the Letter period, when added to
the value (at offering price) of the investor's holdings of
shares on the last day of that period, do not equal or
exceed the intended purchase amount, the investor agrees to
pay the additional amount of sales charge applicable to
such purchases. That amount is described in "Terms of
Escrow," below (those terms may be amended by the
Distributor from time to time).  The investor agrees that
shares equal in value to 5% of the intended purchase amount
will be held in escrow by the Transfer Agent subject to the
Terms of Escrow.  Also, the investor agrees to be bound by
the terms of the Prospectus, this Statement of Additional
Information and the application used for a Letter. If those
terms are amended, as they may be from time to time by the
Fund, the investor agrees to be bound by the amended terms
and that those amendments will apply automatically to
existing Letters.

      If the total eligible purchases made during the
Letter period do not equal or exceed the intended purchase
amount, the concessions previously paid to the dealer of
record for the account and the amount of sales charge
retained by the Distributor will be adjusted to the rates
applicable to actual total purchases.  If total eligible
purchases during the Letter period exceed the intended
purchase amount and exceed the amount needed to qualify for
the next sales charge rate reduction set forth in the
Prospectus, the sales charges paid will be adjusted to the
lower rate. That adjustment will be made only if and when
the dealer returns to the Distributor the excess of the
amount of concessions allowed or paid to the dealer over
the amount of concessions that apply to the actual amount
of purchases.  The excess concessions returned to the
Distributor will be used to purchase additional shares for
the investor's account at the net asset value per share in
effect on the date of such purchase, promptly after the
Distributor's receipt thereof.

      The Transfer  Agent will not hold shares in escrow for
purchases of shares of the Fund and other  Oppenheimer funds by  OppenheimerFunds  prototype 401(k) plans under a Letter.
If the intended  purchase amount under a Letter entered into
by  an   OppenheimerFunds   prototype  401(k)  plan  is  not
purchased  by the  plan  by the  end of the  Letter  period, there  will  be no  adjustment  of  concessions  paid to the
broker-dealer   or  financial   institution  of  record  for
accounts held in the name of that plan.

      In determining the total amount of purchases made
under a Letter, shares redeemed by the investor prior to
the termination of the Letter period will be deducted.  It
is the responsibility of the dealer of record and/or the
investor to advise the Distributor about the Letter in
placing any purchase orders for the investor during the
Letter period.  All of such purchases must be made through
the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent
purchases if necessary) made pursuant to a Letter, shares
of the Fund equal in value up to 5% of the intended
purchase amount specified in the Letter shall be held in
escrow by the Transfer Agent.  For example, if the intended
purchase amount is $50,000, the escrow shall be shares
valued in the amount of $2,500 (computed at the offering
price adjusted for a $50,000 purchase).  Any dividends and
capital gains distributions on the escrowed shares will be
credited to the investor's account.

      2. If the total minimum investment specified under
the Letter is completed within the 13-month Letter period,
the escrowed shares will be promptly released to the
investor.

      3. If, at the end of the 13-month Letter period the
total purchases pursuant to the Letter are less than the
intended purchase amount specified in the Letter, the
investor must remit to the Distributor an amount equal to
the difference between the dollar amount of sales charges
actually paid and the amount of sales charges which would
have been paid if the total amount purchased had been made
at a single time.  That sales charge adjustment will apply
to any shares redeemed prior to the completion of the
Letter.  If the difference in sales charges is not paid
within twenty days after a request from the Distributor or
the dealer, the Distributor will, within sixty days of the
expiration of the Letter, redeem the number of escrowed
shares necessary to realize such difference in sales
charges.  Full and fractional shares remaining after such
redemption will be released from escrow.  If a request is
received to redeem escrowed shares prior to the payment of
such additional sales charge, the sales charge will be
withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably
constitutes and appoints the Transfer Agent as
attorney-in-fact to surrender for redemption any or all
escrowed shares.

5.    The shares eligible for purchase under the Letter (or
the holding of which may be counted toward completion of a
Letter) include:
(a)   Class A shares sold with a front-end sales charge or
            subject to a Class A contingent deferred sales
            charge,
(b)   Class B shares of other Oppenheimer funds acquired
            subject to a contingent deferred sales charge,
            and
(c)   Class A or Class B shares acquired by exchange of
            either (1) Class A shares of one of the other
            Oppenheimer funds that were acquired subject to
            a Class A initial or contingent deferred sales
            charge or (2) Class B shares of one of the
            other Oppenheimer funds that were acquired
            subject to a contingent deferred sales charge.

      6.  Shares held in escrow hereunder will
automatically be exchanged for shares of another fund to
which an exchange is requested, as described in the section
of the Prospectus entitled "How to Exchange Shares" and the
escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you
must initially establish your account with $500.
Subsequently, you can establish an Asset Builder Plan to
automatically purchase additional shares directly from a
bank account for as little as $50. For those accounts
established prior to November 1, 2002 and which have
previously established Asset Builder Plans, additional
purchases will remain at $25.  Shares purchased by Asset
Builder Plan payments from bank accounts are subject to the
redemption restrictions for recent purchases described in
the Prospectus.  Asset Builder Plans are available only if
your bank is an ACH member.  Asset Builder Plans may not be
used to buy shares for OppenheimerFunds employer-sponsored
qualified retirement accounts.  Asset Builder Plans also
enable shareholders of Oppenheimer Cash Reserves to use
their fund account to make monthly automatic purchases of
shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to
purchase shares of the Fund, your bank account will be
debited automatically.  Normally the debit will be made two
business days prior to the investment dates you selected on
your application.  Neither the Distributor, the Transfer
Agent nor the Fund shall be responsible for any delays in
purchasing shares that result from delays in ACH
transmissions.

      Before you establish Asset Builder payments, you
should obtain a prospectus of the selected fund(s) from
your financial advisor (or the Distributor) and request an
application from the Distributor.  Complete the application
and return it.  You may change the amount of your Asset
Builder payment or you can terminate these automatic
investments at any time by writing to the Transfer Agent.
The Transfer Agent requires a reasonable period
(approximately 10 days) after receipt of your instructions
to implement them.  The Fund reserves the right to amend,
suspend, or discontinue offering Asset Builder plans at any
time without prior notice.

Retirement Plans.  As stated in the Prospectus, the Fund
does not offer to redeem its shares daily, and the
quarterly repurchase offers cannot guarantee that the
entire number of shares tendered by a shareholder will be
repurchased by the Fund in a particular repurchase offer.
Therefore, the Fund may not be an appropriate investment
for retirement plans, especially if the investor must take
regular periodic distributions of a specific amount from
the plan to satisfy the minimum distribution requirements
of the Internal Revenue Code that apply to plans after the
investor reaches age 701/2.  The same limitations apply to
plans that would otherwise wish to offer the Fund as part
of a "multi-manager" product, because investments in the
Fund could not be readily liquidated to fund investments in
other plan investment choices. Additionally, because
exchanges of Fund shares for shares of other Oppenheimer
funds are limited to quarterly repurchase offers, the Fund
may not be appropriate for plans that need to offer their
participants the ability to make more frequent exchanges.

Cancellation of Purchase Orders.  Cancellation of purchase
orders for the Fund's shares (for example, when a purchase
check is returned to the Fund unpaid) causes a loss to be
incurred when the net asset values of the Fund's shares on
the cancellation date is less than on the purchase date.
That loss is equal to the amount of the decline in the net
asset value per share multiplied by the number of shares in
the purchase order.  The investor is responsible for that
loss.  If the investor fails to compensate the Fund for the
loss, the Distributor will do so.  The Fund may reimburse
the Distributor for that amount by repurchasing shares from
any account registered in that investor's name, or the Fund
or the Distributor may seek other redress.

Classes of Shares.  The Fund's multiple class structure is
available because the Fund has obtained from the Securities
and Exchange Commission an exemptive order (discussed in
"Distribution Plans") permitting it to offer more than one
class of shares.  The availability of the Fund's share
classes is contingent upon the continued availability of
the relief under that order.

      Each class of shares of the Fund represents an
interest in the same portfolio of investments of the Fund.
However, each class has different shareholder privileges
and features. The net income attributable to Class B or
Class C shares and the dividends payable on Class B or
Class C shares will be reduced by incremental expenses
borne solely by that class.  Those expenses include the
asset-based sales charges to which Class B and Class C
shares are subject.

      The availability of different classes of shares
permits an investor to choose the method of purchasing
shares that is more appropriate for the investor.  That may
depend on the amount of the purchase, the length of time
the investor expects to hold shares, and other relevant
circumstances.  Class A shares normally are sold subject to
an initial sales charge.  While Class B and Class C shares
have no initial sales charge, the purpose of the early
withdrawal charge and asset-based sales charge on Class B
and Class C shares is the same as that of the initial sales
charge on Class A shares -to compensate the Distributor and
brokers, dealers and financial institutions that sell
shares of the Fund.  A salesperson who is entitled to
receive compensation from his or her firm for selling Fund
shares may receive different levels of compensation for
selling one class of shares rather than another.

      The Distributor will not accept an order in an amount
greater than $250,000 to purchase Class B shares or more
than $1 million to purchase Class C shares on behalf of a
single investor (not including dealer "street name" or
omnibus accounts).  Effective July 15, 2004, the
Distributor will not accept an order in an amount greater
than $100,000 to purchase Class B shares on behalf of a
single investor (not including dealer "street name" or
omnibus accounts)

|X|   Class A Shares Subject to an Early Withdrawal Charge.
For purchases of Class A shares at net asset value whether
or not subject to an Early Withdrawal Charge as described
in the Prospectus, no sales concessions will be paid to the
broker-dealer of record, as described in the Prospectus, on
sales of Class A shares purchased with the redemption
proceeds of shares of another mutual fund offered as an
investment option in a retirement plan in which Oppenheimer
funds are also offered as investment options under a
special arrangement with the Distributor, if the purchase
occurs more than 30 days after the Oppenheimer funds are
added as an investment option under that plan.
Additionally, that concession will not be paid on purchases
of Class A shares by a retirement plan made with the
redemption proceeds of Class N shares of one or more
Oppenheimer funds held by the plan for more than 18 months.

|X|   Class B Conversion. Under current interpretations of
applicable federal income tax law by the Internal Revenue
Service, the conversion of Class B shares to Class A shares
72 months after purchase is not treated as a taxable event
for the shareholder. If those laws or the IRS
interpretation of those laws should change, the automatic
conversion feature may be suspended. In that event, no
further conversions of Class B shares would occur while
that suspension remained in effect. Although Class B shares
could then be exchanged for Class A shares on the basis of
relative net asset value of the two classes, without the
imposition of a sales charge or fee, such exchange could
constitute a taxable event for the shareholder, and absent
an exchange, Class B shares might continue to be subject to
the asset-based sales charge for longer than six years.

|X|   Allocation of Expenses.  The Fund pays expenses
related to its daily operations, such as custodian fees,
Trustees' fees, transfer agency fees, legal fees and
auditing costs.  Those expenses are paid out of the Fund's
assets and are not paid directly by shareholders.  However,
those expenses reduce the net asset values of shares, and
therefore are indirectly borne by shareholders through
their investment.

      The methodology for calculating the net asset value,
dividends and distributions of the Fund's share classes
recognizes two types of expenses.  General expenses that do
not pertain specifically to any one class are allocated pro
rata to the shares of all classes. The allocation is based
on the percentage of the Fund's total assets that is
represented by the assets of each class, and then equally
to each outstanding share within a given class.  Such
general expenses include management fees, legal,
bookkeeping and audit fees, printing and mailing costs of
shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders,
fees to unaffiliated Trustees, custodian expenses, share
issuance costs, organization and start-up costs, interest,
taxes and brokerage commissions, and non-recurring
expenses, such as litigation costs.

      Other expenses that are directly attributable to a
particular class are allocated equally to each outstanding
share within that class.  Examples of such expenses include
distribution and  service plan (12b-1) fees, transfer and
shareholder servicing agent fees and expenses and
shareholder meeting expenses (to the extent that such
expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12
annual "Minimum Balance Fee" is assessed on each Fund
account with a share balance valued under $500. The Minimum
Balance Fee is automatically deducted from each such Fund
account on or about the second to last business day of
September.

            Listed below are certain cases in which the
            Fund has elected, in its discretion, not to
            assess the Fund Account Fees.  These exceptions
            are subject to change:
o     A fund account whose shares were acquired after
                     September 30th of the prior year;
o     A fund account that has a balance below $500 due to
                     the automatic conversion of shares
                     from Class B to Class A shares.
                     However, once all Class B shares held
                     in the account have been converted to
                     Class A shares the new account balance
                     may become subject to the Minimum
                     Balance Fee;
o     Accounts of shareholders who elect to access their
                     account documents electronically via
                     eDoc Direct;
o     A fund account that has only certificated shares and,
                     has a balance below $500 and is being
                     escheated;
o     Accounts of shareholders that are held by
                     broker-dealers under the NSCC
                     Fund/SERV system;
o     Accounts held under the Oppenheimer Legacy Program
                     and/or holding certain Oppenheimer
                     Variable Account Funds;
o     Omnibus accounts holding shares pursuant to the
                     Pinnacle, Ascender, Custom Plus,
                     Recordkeeper Pro and Pension Alliance
                     Retirement Plan programs; and
o     A fund account that falls below the $500 minimum
                     solely due to market fluctuations
                     within the 12-month period preceding
                     the date the fee is deducted.

      To access account documents electronically via eDocs
      Direct, please visit the Service Center on our
      website at www.oppenheimerfunds.com or call
                 ------------------------
      1.888.470.0862 for instructions.

      The Fund reserves the authority to modify
      Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset
values per share of each class of shares of the Fund are
determined as of the close of business of the Exchange on
each day that the Exchange is open. The calculation is done
by dividing the value of the Fund's net assets attributable
to a class by the number of shares of that class that are
outstanding.  The Exchange normally closes at 4:00 P.M.,
Eastern time, but may close earlier on some other days (for
example, in case of weather emergencies or on days falling
before a U.S. holiday).  All references to time in this
Statement of Additional Information mean "Eastern time."
The Exchange's most recent annual announcement regarding
holidays and days when the market may close early is
available on the Exchange's web site at www.nyse.com.

      Dealers other than Exchange members may conduct
trading in certain securities on days on which the Exchange
is closed (including weekends and U.S. holidays) or after
4:00 P.M. on a regular business day. Because the Fund's net
asset values will not be calculated on those days, the
Fund's net asset values per share may be significantly
affected on such days when shareholders may not purchase or
redeem shares.  Additionally, trading on European and Asian
stock exchanges and over-the-counter markets normally is
completed before the close of the Exchange.

      Changes in the values of securities traded on foreign
exchanges or markets as a result of events that occur after
the prices of those securities are determined, but before
the close of the Exchange, will not be reflected in the
Fund's calculation of its net asset values that day unless
the Manager determines that the event is likely to effect a
material change in the value of the security. The Manager,
or an internal valuation committee established by the
Manager, as applicable, may establish a valuation, under
procedures established by the Board and subject to the
approval, ratification and confirmation by the Board at its
next ensuing meeting.

      |X|  Securities Valuation.  The Fund's Board of
Trustees has established procedures for the valuation of
the Fund's securities.  In general those procedures are as
follows:

      Equity securities traded on a U.S. securities
exchange or on Nasdaq are valued as follows:
1.    if last sale information is regularly reported, they
         are valued at the last reported sale price on the
         principal exchange on which they are traded or on
         Nasdaq, as applicable, on that day, or
2.    if last sale information is not available on a
         valuation date, they are valued at the last
         reported sale price preceding the valuation date
         if it is within the spread of the closing "bid"
         and "asked" prices on the valuation date or, if
         not,  at the closing "bid" price on the valuation
         date.

      Equity securities traded on a foreign securities
exchange generally are valued in one of the following ways:
1.    at the last sale price available to the pricing
         service approved by the Board of Trustees, or
2.    at the last sale price obtained by the Manager from
         the report of the principal exchange on which the
         security is traded at its last trading session on
         or immediately before the valuation date, or
3.    at the mean between the "bid" and "asked" prices
         obtained from the principal exchange on which the
         security is traded or, on the basis of reasonable
         inquiry, from two market makers in the security.

      Long-term debt securities having a remaining maturity
in excess of 60 days are valued based on the mean between
the "bid" and "asked" prices determined by a portfolio
pricing service approved by the Fund's Board of Trustees or
obtained by the Manager from two active market makers in
the security on the basis of reasonable inquiry, to the
extent such prices are available for the debt security.

      The following securities are valued at the mean
between the "bid" and "asked" prices determined by a
pricing service approved by the Fund's Board of Trustees or
obtained by the Manager from two active market makers in
the security on the basis of reasonable inquiry:
1.    debt instruments that have a maturity of more than
         397 days when issued,
2.    debt instruments that had a maturity of 397 days or
         less when issued and have a remaining maturity of
         more than 60 days, and
3.    non-money market debt instruments that had a maturity
         of 397 days or less when issued and which have a
         remaining maturity of 60 days or less.

      The following securities are valued at cost, adjusted
for amortization of premiums and accretion of discounts:
1.    money market debt securities held by a non-money
         market fund that had a maturity of less than 397
         days when issued that have a remaining maturity of
         60 days or less, and
2.    debt instruments held by a money market fund that
         have a remaining maturity of 397 days or less.

      In the case of Senior Loans and other loan
obligations, U.S. government securities, mortgage-backed
securities, corporate bonds and foreign government
securities, when last sale information is not generally
available, the Manager may use pricing services approved by
the Board of Trustees.  The pricing services may use
"matrix" comparisons to the prices for comparable
instruments on the basis of quality, yield and maturity.
Other special factors may be involved (such as the
tax-exempt status of the interest paid by municipal
securities).  The Manager will monitor the accuracy of the
pricing services. That monitoring may include comparing
prices used for portfolio valuation to actual sales prices
of selected securities.

      Securities (including Senior Loans and other loans
for which reliable bids are not available from dealers or
pricing services, and other restricted securities) not
having readily-available market quotations are valued at
fair value determined under the Board's procedures.  If the
Manager is unable to locate two market makers willing to
give quotes, a security may be priced at the mean between
the "bid" and "asked" prices provided by a single active
market maker (which in certain cases may be the "bid" price
if no "asked" price is available). The special factors used
by the Manager to derive a fair value for Senior Loans for
which reliable market prices are not available are
discussed in the Prospectus.

      The closing prices in the London foreign exchange
market on a particular business day that are provided to
the Manager by a bank, dealer or pricing service that the
Manager has determined to be reliable are used to value
foreign currency, including forward contracts, and to
convert to U.S. dollars securities that are denominated in
foreign currency.

      Puts, calls, and futures are valued at the last sale
price on the principal exchange on which they are traded or
on Nasdaq, as applicable, as determined by a pricing
service approved by the Board of Trustees or by the
Manager.  If there were no sales that day, they shall be
valued at the last sale price on the preceding trading day
if it is within the spread of the closing "bid" and "asked"
prices on the principal exchange or on Nasdaq on the
valuation date. If not, the value shall be the closing bid
price on the principal exchange or on Nasdaq on the
valuation date.  If the put, call or future is not traded
on an exchange or on Nasdaq, it shall be valued by the mean
between "bid" and "asked" prices obtained by the Manager
from two active market makers. In certain cases that may be
at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to
the premium received is included in the Fund's Statement of
Assets and Liabilities as an asset. An equivalent credit is
included in the liability section.  The credit is adjusted
("marked-to-market") to reflect the current market value of
the option. In determining the Fund's gain on investments,
if a call or put written by the Fund is exercised, the
proceeds are increased by the premium received.  If a call
or put written by the Fund expires, the Fund has a gain in
the amount of the premium. If the Fund enters into a
closing purchase transaction, it will have a gain or loss,
depending on whether the premium received was more or less
than the cost of the closing transaction.  If the Fund
exercises a put it holds, the amount the Fund receives on
its sale of the underlying investment is reduced by the
amount of premium paid by the Fund.

Periodic Offers to Repurchase Shares

Information about the Fund's periodic offers to repurchase
shares ("Repurchase Offers") is stated in the Prospectus.
The information below supplements the procedures and
conditions for selling shares in a Repurchase Offer set
forth in the Prospectus.

Reinvestment Privilege.  Within six months after the Fund
repurchases Class A or Class B shares as part of a
Repurchase offer, a shareholder may reinvest all or part of
the proceeds of:
o     Class A shares purchased subject to an initial sales
         charge or Class A shares on which an Early
         Withdrawal Charge was paid, or
o     Class B shares that were subject to the Class B Early
         Withdrawal Charge at the time of repurchase.

      The reinvestment may be made without a sales charge
but only in Class A shares of the Fund or any of the other
Oppenheimer funds into which shares of the Fund are
exchangeable as described in "How to Exchange Shares"
below.  Reinvestment will be at the net asset value next
computed after the Transfer Agent receives the reinvestment
order.  The shareholder must ask the Transfer Agent for
that privilege at the time of reinvestment.  This privilege
does not apply to Class C shares.  The Fund may amend,
suspend or cease offering this reinvestment privilege at
any time as to shares redeemed after the date of such
amendment, suspension or cessation.

      Any capital gain that was realized when the shares
were redeemed is taxable, and reinvestment will not alter
any capital gains tax payable on that gain.  If there has
been a capital loss on the repurchase, some or all of the
loss may not be tax deductible, depending on the timing and
amount of the reinvestment.  Under the Internal Revenue
Code, if the repurchase proceeds of Fund shares on which a
sales charge was paid are reinvested in shares of the Fund
or another of the Oppenheimer funds within 90 days of
payment of the sales charge, the shareholder's basis in the
shares of the Fund that were repurchased may not include
the amount of the sales charge paid.  That would reduce the
loss or increase the gain recognized from the repurchase.
However, in that case the sales charge would be added to
the basis of the shares acquired by the reinvestment of the
repurchase proceeds.

Involuntary Repurchases. The Fund's Board of Trustees has
the right to cause the involuntary repurchase of the shares
held in any account if the aggregate net asset value of
those shares is less than $200 or such lesser amount as the
Board may fix.  The Board will not cause the involuntary
repurchase of shares in an account if the aggregate net
asset value of such shares has fallen below the stated
minimum solely as a result of market fluctuations.  If the
Board exercises this right, it may also fix the
requirements for any notice to be given to the shareholders
in question (not less than 30 days). The Board may
alternatively set requirements for the shareholder to
increase the investment, or set other terms and conditions
so that the shares would not be involuntarily repurchased.

Transfers of Shares.  A transfer of shares to a different
registration is not an event that triggers the payment of
early withdrawal charges. Therefore, shares are not subject
to the payment of an early withdrawal charge of any class
at the time of transfer to the name of another person or
entity. It does not matter whether the transfer occurs by
absolute assignment, gift or bequest, as long as it does
not involve, directly or indirectly, a public sale of the
shares.  When shares subject to an early withdrawal charge
are transferred, the transferred shares will remain subject
to the early withdrawal charge. It will be calculated as if
the transferee shareholder had acquired the transferred
shares in the same manner and at the same time as the
transferring shareholder.

      If less than all shares held in an account are
transferred, and some but not all shares in the account
would be subject to an early withdrawal charge if sold in a
Repurchase Offer at the time of transfer, the priorities
described in the Prospectus under "How to Buy Shares" for
the imposition of the Class A, Class B or Class C early
withdrawal charge will be followed in determining the order
in which shares are transferred.

Distributions From Retirement Plans.  Distributions from
Retirement plans holding shares of the Fund may be made
only in conjunction with quarterly Repurchase offers by the
Fund. Requests for distributions from
OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans,
401(k) plans or pension or profit-sharing plans should
accompany Repurchase Requests, and should be sent to the
Transfer Agent in the manner described in the Notice to
Shareholders of the Repurchase Offer.  The request for
distributions must:
1.    state the reason for the distribution;
2.    state the owner's awareness of tax penalties if the
         distribution is premature; and
3.    conform to the requirements of the plan and the
         Fund's other Repurchase Offer requirements.

      Participants (other than self-employed plan sponsors)
in OppenheimerFunds-sponsored pension or profit-sharing
plans with shares of the Fund held in the name of the plan
or its fiduciary may not directly request the Fund to
repurchase shares for their accounts.  The plan
administrator or fiduciary must sign the request.
Distributions from pension and profit sharing plans are
subject to special requirements under the Internal Revenue
Code and certain documents (available from the Transfer
Agent) must be completed and submitted to the Transfer
Agent before the distribution may be made.

      Distributions from retirement plans are subject to
withholding requirements under the Internal Revenue Code,
and IRS Form W-4P (available from the Transfer Agent) must
be submitted to the Transfer Agent with the distribution
request, or the distribution may be delayed.  Unless the
shareholder has provided the Transfer Agent with a
certified tax identification number, the Internal Revenue
Code requires that tax be withheld from any distribution
even if the shareholder elects not to have tax withheld.
The Fund, the Manager, the Distributor, and the Transfer
Agent assume no responsibility to determine whether a
distribution satisfies the conditions of applicable tax
laws and will not be responsible for any tax penalties
assessed in connection with a distribution.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class
of Oppenheimer funds having more than one class of shares
may be exchanged only for shares of the same class of other
Oppenheimer funds.  Shares of Oppenheimer funds that have a
single class without a class designation are deemed "Class
A" shares for this purpose.  You can obtain a current list
showing which funds offer which classes of shares by
calling the Distributor at 1.800.225.5677.

o     You may exchange your shares of the Fund only in
         connection with a Repurchase Offer. You may not be
         able to exchange all of the shares you wish to
         exchange if a Repurchase is oversubscribed.
o     If any Class A shares of another Oppenheimer fund
         that are exchanged for shares of the Fund are
         subject to the Class A contingent deferred sales
         charge of the other Oppenheimer fund at the time
         of exchange, the holding period for that Class A
         contingent deferred sales charge will carry over
         to the Fund. The Fund shares acquired by exchange
         will be subject to the Fund's Class A Early
         Withdrawal Charge if they are repurchased before
         the expiration of that holding period.
o     All of the Oppenheimer funds currently offer Class A,
         B, C, N and Y shares with the following
         exceptions:

      The following funds only offer Class A shares:
      Centennial America Fund, L.P.           Centennial Tax Exempt Trust
      Centennial California Tax Exempt Trust  Oppenheimer Money Market Fund, Inc.
      Centennial Government Trust
      Centennial Money Market Trust
      Centennial New York Tax Exempt Trust

      The following funds do not offer Class N shares:
      Oppenheimer AMT-Free Municipals        Oppenheimer Pennsylvania Municipal
                                             Fund II
      Oppenheimer AMT-Free New York          Oppenheimer Rochester National
      Municipals                             Municipals
      Oppenheimer California Municipal Fund  Limited Term New York Municipal Fund
      Oppenheimer International Value Fund   Oppenheimer Senior Floating Rate
                                             Fund
      Oppenheimer Limited Term Municipal     Rochester Fund Municipals
      Fund
      Oppenheimer New Jersey Municipal Fund

      The following funds do not offer Class Y shares:
      Oppenheimer AMT-Free Municipals        Oppenheimer Limited Term Municipal Fund
      Oppenheimer AMT-Free New York          Oppenheimer Balanced Fund
      Municipals
      Oppenheimer California Municipal Fund  Oppenheimer New Jersey Municipal Fund
      Oppenheimer Capital Income Fund        Oppenheimer Pennsylvania Municipal Fund
      Oppenheimer Cash Reserves              Oppenheimer Principal Protected Main
                                             Street Fund
      Oppenheimer Champion Income Fund       Oppenheimer Principal Protected Main
                                             Street Fund II
      Oppenheimer Convertible Securities     Oppenheimer Quest Capital Value Fund,
      Fund                                   Inc.
      Oppenheimer Disciplined Allocation     Oppenheimer Quest International Value
      Fund                                   Fund, Inc.
      Oppenheimer Developing Markets Fund    Oppenheimer Rochester National
                                             Municipals
      Oppenheimer Gold $amp; Special Minerals    Oppenheimer Senior Floating Rate Fund
      Fund
      Oppenheimer International Bond Fund    Oppenheimer Small Cap Value Fund
      Oppenheimer International Growth Fund  Oppenheimer Total Return Bond Fund
      Oppenheimer International Small        Limited Term New York Municipal Fund
      Company Fund

o     This Fund does not offer Class N or Class Y shares.
o     Oppenheimer Money Market Fund, Inc. only offers Class
         A and Class Y shares.
o     Class Y shares of Oppenheimer Real Asset Fund may not
         be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer
         Cash Reserves are generally available only by
         exchange from the same class of shares of other
         Oppenheimer funds or through
         OppenheimerFunds-sponsored 401(k) plans.
o     Class M shares of Oppenheimer Convertible Securities
         Fund may be exchanged only for Class A shares of
         other Oppenheimer funds. They may not be acquired
         by exchange of shares of any class of any other
         Oppenheimer funds except Class A shares of
         Oppenheimer Money Market Fund or Oppenheimer Cash
         Reserves acquired by exchange of Class M shares.
o     Shares of Oppenheimer Capital Preservation Fund may
         not be exchanged for shares of Oppenheimer Money
         Market Fund, Inc., Oppenheimer Cash Reserves or
         Oppenheimer Limited-Term Government Fund.  Only
         participants in certain retirement plans may
         purchase shares of Oppenheimer Capital
         Preservation Fund, and only those participants may
         exchange shares of other Oppenheimer funds for
         shares of Oppenheimer Capital Preservation Fund.
o     Class A shares of Oppenheimer funds may be exchanged
         at net asset value for shares of any money market
         fund offered by the Distributor. Shares of any
         money market fund purchased without a sales charge
         may be exchanged for shares of Oppenheimer funds
         offered with a sales charge upon payment of the
         sales charge. They may also be used to purchase
         shares of Oppenheimer funds subject to an early
         withdrawal charge or contingent deferred sales
         charge.
o     Shares of Oppenheimer Money Market Fund, Inc.
         purchased with the redemption proceeds of shares
         of other mutual funds (other than funds managed by
         the Manager or its subsidiaries) redeemed within
         the 30 days prior to that purchase may
         subsequently be exchanged for shares of other
         Oppenheimer funds without being subject to an
         initial sales charge or contingent deferred sales
         charge. To qualify for
         that privilege, the investor or the investor's
         dealer must notify the Distributor of eligibility
         for this privilege at the time the shares of
         Oppenheimer Money Market Fund, Inc. are purchased.
         If requested, they must supply proof of
         entitlement to this privilege.
o     Shares of the Fund acquired by reinvestment of
         dividends or distributions from any of the other
         Oppenheimer funds or from any unit investment
         trust for which reinvestment arrangements have
         been made with the Distributor may be exchanged at
         net asset value for shares of any of the
         Oppenheimer funds.
o     Shares of Oppenheimer Principal Protected Main Street
         Fund may be exchanged at net asset value for
         shares of any of the Oppenheimer funds. However,
         shareholders are not permitted to exchange shares
         of other Oppenheimer funds for shares of
         Oppenheimer Principal Protected Main Street Fund
         until after the expiration of the warranty period
         (8/5/2010).
o     Shares of Oppenheimer Principal Protected Main Street
         Fund II may be exchanged at net asset value for
         shares of any of the Oppenheimer funds. However,
         shareholders are not permitted to exchange shares
         of other Oppenheimer funds for shares of
         Oppenheimer Principal Protected Main Street Fund
         II until after the expiration of the warranty
         period (2/4/2011).

      The Fund may amend, suspend or terminate the exchange
privilege at any time. Although the Fund may impose these
changes at any time, it will provide you with notice of
those changes whenever it is required to do so by
applicable law.  It may be required to provide 60 days'
notice prior to materially amending or terminating the
exchange privilege.  That 60 day notice is not required in
extraordinary circumstances.

|X|   How Exchanges Affect Early Withdrawal Charges.  No
contingent deferred sales charge or early withdrawal charge
is imposed on exchanges of shares of any class purchased
subject to a contingent deferred sales charge or an early
withdrawal charge with the following exceptions:

o     When Class A shares of any Oppenheimer fund (other
   than Rochester National Municipals and Rochester Fund
   Municipals) acquired by exchange of Class A shares of
   any Oppenheimer fund purchased subject to a Class A
   contingent deferred sales charge are redeemed within 18
   months measured from the beginning of the calendar month
   of the initial purchase of the exchanged Class A shares,
   the Class A contingent deferred sales charge is imposed
   on the redeemed shares.

o     When Class A shares of Rochester National Municipals
   and Rochester Fund Municipals acquired by exchange of
   Class A shares of any Oppenheimer fund purchased subject
   to a Class A contingent deferred sales charge are
   redeemed within 24 months of the beginning of the
   calendar month of the initial purchase of the exchanged
   Class A shares, the Class A contingent deferred sales
   charge is imposed on the redeemed shares.

o     If any Class A shares of another Oppenheimer fund
   that are exchanged for Class A shares of Oppenheimer
   Senior Floating Rate Fund are subject to the Class A
   contingent deferred sales charge of the other
   Oppenheimer fund at the time of exchange, the holding
   period for that Class A contingent deferred sales charge
   will carry over to the Class A shares of Oppenheimer
   Senior Floating Rate Fund acquired in the exchange. The
   Class A shares of Oppenheimer Senior Floating Rate Fund
   acquired in that exchange will be subject to the Class A
   Early Withdrawal Charge of Oppenheimer Senior Floating
   Rate Fund if they are repurchased before the expiration
   of the holding period.

o     With respect to Class B shares (other than
   Limited-Term Government Fund, Limited Term Municipal
   Fund, Limited Term New York Municipal Fund, Oppenheimer
   Capital Preservation Fund and Oppenheimer Senior
   Floating Rate Fund), the Class B contingent deferred
   sales charge is imposed on Class B shares acquired by
   exchange if they are redeemed within six years of the
   initial purchase of the exchanged Class B shares.

o     With respect to Class B shares of Limited-Term
   Government Fund, Limited Term Municipal Fund, Limited
   Term New York Municipal Fund, Oppenheimer Capital
   Preservation Fund and Oppenheimer Senior Floating Rate
   Fund, the Class B contingent deferred sales charge is
   imposed on Class B shares acquired by exchange if they
   are redeemed within 5 years of the initial purchase of
   the exchanged Class B shares.

o     When Class A shares of Oppenheimer Cash Reserves and
   Oppenheimer Money Market Fund, Inc. acquired by exchange
   of Class A shares of any Oppenheimer fund purchased
   subject to a Class A contingent deferred sales charge
   are redeemed within the Class A holding period of the
   fund from which the shares were exchanged, the Class A
   contingent deferred sales charge of the fund from which
   the shares were exchanged is imposed on the redeemed
   shares. The Class B contingent deferred sales charge is
   imposed on Class B shares acquired by exchange if they
   are redeemed within six years of the initial purchase of
   the exchanged Class B shares. The Class C contingent
   deferred sales charge is imposed on Class C shares
   acquired by exchange if they are redeemed within 12
   months of the initial purchase of the exchanged Class C
   shares.

o     When Class B or Class C shares are redeemed to effect
   an exchange, the priorities described in "How To Buy
   Shares" in the Prospectus for the imposition of the
   Class B or the Class C contingent deferred sales charge
   or early withdrawal charge will be followed in
   determining the order in which the shares are exchanged.
   Before exchanging shares, shareholders should take into
   account how the exchange may affect any contingent
   deferred sales charge or early withdrawal charge that
   might be imposed in the subsequent redemption of
   remaining shares.

      However, if Class A, Class B or Class C shares of the
Fund acquired by exchange are subsequently repurchased by
the Fund in a Repurchase Offer, this Fund's applicable
early withdrawal charge will be applied based on the
holding period of the shares measured from their initial
purchase in the original Oppenheimer fund. The Fund's Class
A early withdrawal charge is imposed on Class A shares of
the Fund acquired by exchange from another Oppenheimer fund
if they were subject to the Class A contingent deferred
sales charge of that other fund at the time of exchange and
are subsequently repurchased by the Fund in a Repurchase
Offer within 18 months of the initial purchase of the
exchanged Class A shares. The Fund's Class B early
withdrawal charge is imposed on Class B shares of the Fund
acquired by exchange if they are repurchased within five
years of the initial purchase of the exchanged Class B
shares.  The Fund's Class C early withdrawal sales charge
is imposed on Class C shares of the Fund acquired by
exchange if they are repurchased within 12 months of the
initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are repurchased by the
Fund to effect an exchange to another Oppenheimer fund in a
Repurchase Offer, the priorities described in "How To Buy
Shares" in the Prospectus for the imposition of the Class B
or the Class C early withdrawal  charge will be followed in
determining the order in which the shares are exchanged.
Before exchanging shares, shareholders should take into
account how the exchange may affect any early withdrawal
charge that might be imposed in the subsequent repurchase
of remaining shares.  Shareholders owning shares of more
than one class must specify which class of shares they wish
to exchange.

      If Class B shares of another Oppenheimer fund are
exchanged for shares of the Fund and those shares acquired
by exchanged are subsequently repurchased, they will be
subject to the applicable Early Withdrawal Charge for the
holding period since the shares were purchased.

|X|   Telephone Exchange Requests.  When exchanging shares
by telephone, a shareholder must have an existing account
in the fund to which the exchange is to be made. Otherwise,
the investors must obtain a prospectus of that fund before
the exchange request may be submitted. If all telephone
lines are busy (which might occur, for example, during
periods of substantial market fluctuations), shareholders
might not be able to request exchanges by telephone and
would have to submit written exchange requests.

|X|   Processing Exchange Requests. You may exchange your
shares of the Fund only in connection with a Repurchase
Offer.  Shares to be exchanged are governed by the terms of
the Repurchase Offers described in the Prospectus.  The
Transfer Agent must receive your exchange request no later
than the close of business (normally 4:00 P.M. Eastern
time) on the Repurchase Request Deadline.  Normally, shares
of the fund to be acquired are purchased on the Repurchase
Pricing Date, but such purchases may be delayed by either
fund up to five business days if it determines that it
would be disadvantaged by an immediate transfer of the
exchange proceeds.

      In connection with any exchange request, the number
of shares exchanged may be less than the number requested
if the exchange or the number requested would include
shares subject to a restriction cited in the Prospectus or
this Statement of Additional Information, or would include
shares covered by a share certificate that is not tendered
with the request.  Additionally, shares of the Fund
tendered for exchange in a Repurchase Offer are subject to
possible pro-ration of the exchange request if the
Repurchase Offer is oversubscribed. In those cases, only
the shares available for exchange without restriction will
be exchanged.

      The different Oppenheimer funds available for
exchange have different investment objectives, policies and
risks. A shareholder should consult a financial advisor to
assure that the fund selected is appropriate for his or her
investment portfolio and should be aware of the tax
consequences of an exchange.  For federal income tax
purposes, an exchange transaction is treated as a
redemption of shares of one fund and a purchase of shares
of another. "Reinvestment Privilege" above, discusses some
of the tax consequences of reinvestment of repurchase
proceeds in such cases. However, a different tax treatment
may apply to exchanges of less than all of a shareholder's
shares of the Fund, to the extent that the repurchase of
Fund shares to effect the exchange is not treated as a
"sale" for tax purposes (please refer to "Taxes" in the
Prospectus). The Fund, the Distributor, and the Transfer
Agent are unable to provide investment, tax or legal advice
to a shareholder in connection with an exchange request or
any other investment transaction.

      When you exchange some or all of your shares from one
fund to another, any special account features such as Asset
Builder Plans or Automatic Withdrawal Plans will be
switched to the new fund account unless you tell the
Transfer Agent not to do so. However, special redemption
features such as Automatic Exchange Plans and Automatic
Withdrawal Plans cannot be switched to an account in the
Fund.

Dividends, Capital Gains and Taxes

Dividends and Distributions. If the Fund pays dividends,
they will be payable on shares held of record at the time
of the previous determination of net asset value, or as
otherwise described in "How to Buy Shares." Daily dividends
will not be declared or paid on newly purchased shares
until such time as Federal Funds (funds credited to a
member bank's account at the Federal Reserve Bank) are
available from the purchase payment for such shares.
Normally, purchase checks received from investors are
converted to Federal Funds on the next business day.
Shares purchased through dealers or brokers normally are
paid for by the third business day following the placement
of the purchase order.

      Shares that the Fund repurchases in a Repurchase
Offer will be paid dividends through and including the
Repurchase Pricing Date.  If the Fund repurchases all
shares in an account, all dividends accrued on shares of
the same class in the account will be paid together with
the repurchase proceeds.

      The Fund has no fixed dividend rate and there can be
no assurance as to the payment of any dividends or the
realization of any capital gains. The dividends and
distributions paid by a class of shares will vary from time
to time depending on market conditions, the composition of
the Fund's portfolio, and expenses borne by the Fund or
borne separately by a class.  Dividends
are calculated in the same manner, at the same time, and on
the same day for each class of shares. However, dividends
on Class B and Class C shares are expected to be lower than
dividends on Class A shares. That is because of the effect
of the asset-based sales charge on Class B and Class C
shares. Those dividends will also differ in amount as a
consequence of any difference in the net asset values of
the different classes of shares.

      Dividends, distributions and proceeds of the
purchases of shares by the Fund represented by checks
returned to the Transfer Agent by the Postal Service as
undeliverable will be invested in shares of Oppenheimer
Money Market Fund, Inc.  Reinvestment will be made as
promptly as possible after the return of such checks to the
Transfer Agent, to enable the investor to earn a return on
otherwise idle funds. Unclaimed accounts may be subject to
state escheatment laws, and the Fund and the Transfer Agent
will not be liable to shareholders or their representatives
for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and
Repurchases.  The federal tax treatment of the Fund's
dividends and capital gains distributions is briefly
highlighted in the Prospectus. The following is only a
summary of certain additional tax considerations generally
affecting the Fund and its shareholders.

      The tax discussion in the Prospectus and this
Statement of Additional Information is based on tax law in
effect on the date of the Prospectus and this Statement of
Additional Information. Those laws and regulations may be
changed by legislative, judicial, or administrative action,
sometimes with retroactive effect. State and local tax
treatment of ordinary income dividends and capital gain
dividends from regulated investment companies may differ
from the treatment under the Internal Revenue Code
described below. Potential purchasers of shares of the Fund
are urged to consult their tax advisers with specific
reference to their own tax circumstances as well as the
consequences of federal, state and local tax rules
affecting an investment in the Fund.

      |X|  Qualification as a Regulated Investment
Company.  The Fund has elected to be taxed as a regulated
investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended. As a regulated investment
company, the Fund is not subject to federal income tax on
the portion of its net investment income (that is, taxable
interest, dividends, and other taxable ordinary income net
of expenses) and capital gain net income (that is, the
excess of net long-term capital gains over net short-term
capital losses) that it distributes to shareholders. That
qualification enables the Fund to "pass through" its income
and realized capital gains to shareholders without having
to pay tax on them. This avoids a "double tax" on that
income and capital gains, since shareholders normally will
be taxed on the dividends and capital gains they receive
from the Fund (unless their Fund shares are held in a
retirement account or the shareholder is otherwise exempt
from tax). The Internal Revenue Code contains a number of
complex tests relating to qualification that the Fund might
not meet in a particular year. If it did not qualify as a
regulated investment company, the Fund would be treated for
tax purposes as an ordinary corporation and would receive
no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, the
Fund must distribute at least 90% of its investment company
taxable income (in brief, net investment income and the
excess of net short-term capital gain over net long-term
capital loss) for the taxable year. The Fund must also
satisfy certain other requirements of the Internal Revenue
Code, some of which are described below.  Distributions by
the Fund made during the taxable year or, under specified
circumstances, within 12 months after the close of the
taxable year, will be considered distributions of income
and gains for the taxable year and will therefore count
toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the
Fund must derive at least 90% of its gross income from
dividends, interest, certain payments with respect to
securities loans, gains from the sale or other disposition
of stock or securities or foreign currencies (to the extent
such currency gains are directly related to the regulated
investment company's principal business of investing in
stock or securities) and certain other income.

      In addition to satisfying the requirements described
above, the Fund must satisfy an asset diversification test
in order to qualify as a regulated investment company.
Under that test, at the close of each quarter of the Fund's
taxable year, at least 50% of the value of the Fund's
assets must consist of cash and cash items (including
receivables), U.S. government securities, securities of
other regulated investment companies, and securities of
other issuers. As to each of those issuers, the Fund must
not have invested more than 5% of the value of the Fund's
total assets in securities of each such issuer and the Fund
must not hold more than 10% of the outstanding voting
securities of each such issuer. No more than 25% of the
value of its total assets may be invested in the securities
of any one issuer (other than U.S. government securities
and securities of other regulated investment companies), or
in two or more issuers which the Fund controls and which
are engaged in the same or similar trades or businesses.
For purposes of this test, obligations issued or guaranteed
by certain agencies or instrumentalities of the U.S.
government are treated as U.S. government securities.

      |X|  Excise Tax on Regulated Investment Companies.
Under the Internal Revenue Code, by December 31 each year,
the Fund must distribute 98% of its taxable investment
income earned from January 1 through December 31 of that
year and 98% of its capital gains realized in the period
from November 1 of the prior year through October 31 of the
current year. If it does not, the Fund must pay an excise
tax on the amounts not distributed. It is presently
anticipated that the Fund will meet those requirements. To
meet this requirement, in certain circumstances the Fund
might be required to liquidate portfolio investments to
make sufficient distributions to avoid excise tax
liability. However, the Board of Trustees and the Manager
might determine in a particular year that it would be in
the best interests of shareholders for the Fund not to make
such distributions at the required levels and to pay the
excise tax on the undistributed amounts. That would reduce
the amount of income or capital gains available for
distribution to shareholders.

|X|   Taxation of Fund Distributions.  The Fund anticipates
distributing substantially all of its investment company
taxable income for each taxable year.  Those distributions
will be taxable to shareholders as ordinary income and
treated as dividends for federal income tax purposes.

      Special provisions of the Internal Revenue Code
govern the eligibility of the Fund's dividends for the
dividends-received deduction for corporate shareholders.
Long-term capital gains distributions are not eligible for
the deduction.  The amount of dividends paid by the Fund
that may qualify for the deduction is limited to the
aggregate amount of qualifying dividends that the Fund
derives from portfolio investments that the Fund has held
for a minimum period, usually 46 days. A corporate
shareholder will not be eligible for the deduction on
dividends paid on Fund shares held for 45 days or less.  To
the extent the Fund's dividends are derived from gross
income from option premiums, interest income or short-term
gains from the sale of securities or dividends from foreign
corporations, those dividends will not qualify for the
deduction. Since it is anticipated that most of the Fund's
income will be derived from interest it receives on its
investments, the Fund does not anticipate that its
distributions will qualify for this deduction.

      The Fund may either retain or distribute to
shareholders its net capital gain for each taxable year.
The Fund currently intends to distribute any such amounts.
If net long term capital gains are distributed and
designated as a capital gain distribution, it will be
taxable to shareholders as a long-term capital gain and
will be properly identified in reports sent to shareholders
in January of each year. Such treatment will apply no
matter how long the shareholder has held his or her shares
or whether that gain was recognized by the Fund before the
shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain,
the Fund will be subject to tax on it at the 35% corporate
tax rate.  If the Fund elects to retain its net capital
gain, the Fund will treat its shareholders of record on the
last day of its taxable year as if each received a
distribution of their pro rata share of such gain. As a
result, each shareholder will be required to report his or
her pro rata share of such gain on their tax return as
long-term capital gain, will receive a refundable tax
credit for his/her pro rata share of tax paid by the Fund
on the gain, and will increase the tax basis for his/her
shares by an amount equal to the deemed distribution less
the tax credit.

      Investment income that may be received by the Fund
from sources within foreign countries may be subject to
foreign taxes withheld at the source.  The United States
has entered into tax treaties with many foreign countries
which entitle the Fund to a reduced rate of, or exemption
from, taxes on such income.

      Distributions by the Fund that do not constitute
ordinary income dividends or capital gain distributions
will be treated as a return of capital to the extent of the
shareholder's tax basis in their shares. Any excess will be
treated as gain from the sale of those shares, as discussed
below. Shareholders will be advised annually as to the U.S.
federal income tax consequences of distributions made (or
deemed made) during the year. If prior distributions made
by the Fund must be re-characterized as a non-taxable
return of capital at the end of the fiscal year as a result
of the effect of the Fund's investment policies, they will
be identified as such in notices sent to shareholders.

      Distributions by the Fund will be treated in the
manner described above regardless of whether the
distributions are paid in cash or reinvested in additional
shares of the Fund (or of another fund).  Shareholders
receiving a distribution in the form of additional shares
will be treated as receiving a distribution in an amount
equal to the fair market value of the shares received,
determined as of the reinvestment date.

      The Fund will be required in certain cases to
withhold 28% of ordinary income dividends, capital gains
distributions and the proceeds of the repurchase of shares,
paid to any shareholder (1) who has failed to provide a
correct taxpayer identification number or to properly
certify that number when required, (2) who is subject to
backup withholding for failure to report the receipt of
interest or dividend income properly, or (3) who has failed
to certify to the Fund that the shareholder is not subject
to backup withholding or is an "exempt recipient" (such as
a corporation).  All income and any tax withheld by the
Fund is remitted by the Fund to the U.S. Treasury and is
identified in reports mailed to shareholders in January of
each year.

      |X|  Tax Effects of Repurchases of Shares.  If a
shareholder tenders all of his or her shares during a
Repurchase Offer and they are repurchased by the Fund, and
as a result the shareholder is not considered to own any
shares of the Fund under the attribution rules under the
Internal Revenue Code, the shareholder will recognize a
gain or loss on the repurchased shares in an amount equal
to the difference between the proceeds of the repurchased
shares and the shareholder's adjusted tax basis in the
shares.  All or a portion of any loss recognized in that
manner may be disallowed if the shareholder purchases other
shares of the Fund within 30 days before or after the
repurchase.

      In general, any gain or loss arising from the
repurchase of shares of the Fund will be considered capital
gain or loss, if the shares were held as a capital asset.
It will be long-term capital gain or loss if the shares
were held for more than one year.  However, any capital
loss arising from the repurchase of shares held for six
months or less will be treated as a long-term capital loss
to the extent of the amount of capital gain dividends
received on those shares. Special holding period rules
under the Internal Revenue Code apply in this case to
determine the holding period of shares and there are limits
on the deductibility of capital losses in any year.

      Different tax effects may apply to tendering and
non-tendering shareholders in connection with a Repurchase
Offer by the Fund, and these consequences will be disclosed
in the related offering documents. For example, if a
tendering shareholder tenders less than all shares owned by
or attributed to that shareholder, and if the payment to
that shareholder does not otherwise qualify under the
Internal Revenue Code as a sale or exchange, the proceeds
received would be treated as a taxable dividend, a return
of capital or capital gain, depending on the Fund's
earnings and profits and the shareholder's basis in the
repurchased shares. Additionally, there is a risk that
non-tendering shareholders might be deemed to have received
a distribution that may be a taxable dividend in whole or
in part.

      |X|  Foreign Shareholders. Under U.S. tax law,
taxation of a shareholder who is a foreign person
(including, but not limited to, a nonresident alien
individual, a foreign trust, a foreign estate, a foreign
corporation, or a foreign partnership) primarily depends on
whether the foreign person's income from the Fund is
effectively connected with the conduct of a U.S. trade or
business. Typically, ordinary income dividends paid from a
mutual fund are not considered "effectively connected"
income.

      Ordinary income dividends that are paid by the Fund
(and are deemed not "effectively connected income") to
foreign persons will be subject to a U.S. tax withheld by
the Fund at a rate of 30%, provided the Fund obtains a
properly completed and signed Certificate of Foreign
Status. The tax rate may be reduced if the foreign person's
country of residence has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary income
dividends paid by the Fund. Generally, income and any tax
withheld by the Fund is remitted by the Fund to the U.S.
Treasury and is identified in reports mailed to
shareholders in March of each year.

      If the ordinary income dividends from the Fund are
                                                     ---
effectively connected with the conduct of a U.S. trade or
business, then the foreign person may claim an exemption
from the U.S. tax described above provided the Fund obtains
a properly completed and signed Certificate of Foreign
Status.  If the foreign person fails to provide a
certification of his/her foreign status, the Fund will be
required to withhold U.S. tax at a rate of 28% on ordinary
income dividends, capital gains distributions and the
proceeds of the redemption of shares, paid to any foreign
person. All income and any tax withheld (in this situation)
by the Fund is remitted by the Fund to the U.S. Treasury
and is identified in reports mailed to shareholders in
January of each year.

      The tax consequences to foreign persons entitled to
claim the benefits of an applicable tax treaty may be
different from those described herein.  Foreign
shareholders are urged to consult their own tax advisors or
the U.S. Internal Revenue Service with respect to the
particular tax consequences to them of an investment in the
Fund, including the applicability of the U.S. withholding
taxes described above.

Dividend Reinvestment in Another Fund.  Shareholders of the
Fund may elect to reinvest all dividends and/or capital
gains distributions in shares of the same class of any of
the other Oppenheimer funds listed above. Reinvestment will
be made without sales charge at the net asset value per
share in effect at the close of business on the payable
date of the dividend or distribution. To elect this option,
the shareholder must notify the Transfer Agent in writing
and must have an existing account in the fund selected for
reinvestment. Otherwise the shareholder first must obtain a
prospectus for that fund and an application from the
Distributor to establish an account. Dividends and/or
distributions from Class B and Class C shares of certain
other Oppenheimer funds (other than Oppenheimer Cash
Reserves) may be invested in shares of this Fund on the
same basis.

Additional Information About the Fund

The Distributor.  The Fund's shares are sold through
dealers, brokers and other financial institutions that have
a sales agreement with OppenheimerFunds Distributor, Inc.,
a subsidiary of the Manager that acts as the Fund's
Distributor.  The Distributor also distributes shares of
the other Oppenheimer funds and is the sub-distributor for
funds managed by a subsidiary of the Manager.

The Transfer Agent.  OppenheimerFunds Services, the Fund's
Transfer Agent, is a division of the Manager. It is
responsible for maintaining the Fund's shareholder registry
and shareholder accounting records, and for paying
dividends and distributions to shareholders. It also
handles shareholder servicing and administrative functions.
It serves as the Transfer Agent for an annual per account
fee.  It also acts as shareholder servicing agent for the
other Oppenheimer funds.  Shareholders should direct
inquiries about their accounts to the Transfer Agent at the
address and toll-free numbers shown on the back cover.

The Custodian. The Deutsche Bank Trust Company of Americas
is the custodian of the Fund's assets. The custodian's
responsibilities include safeguarding and controlling the
Fund's portfolio securities and handling the delivery of
such securities to and from the Fund.  It is the practice
of the Fund to deal with the custodian in a manner
uninfluenced by any banking relationship the custodian may
have with the Manager and its affiliates.  The Fund's cash
balances with the custodian in excess of $100,000 are not
protected by federal deposit insurance.  Those uninsured
balances at times may be substantial.

Independent Registered Public Accounting Firm.  Deloitte $amp;
Touche LLP is the independent registered public accounting
firm of the Fund. They audit the Fund's financial
statements and perform other related audit services.  They
also act as auditors for certain other funds advised by the
Manager and its affiliates. Audit and non-audit services
provided to the Fund must be pre-approved by the Audit
Committee.

12 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  January 31, 2005 / Unaudited
--------------------------------------------------------------------------------

                                                                             PRINCIPAL                   VALUE
                                                                                AMOUNT              SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
 CORPORATE LOANS--105.1%
----------------------------------------------------------------------------------------------------------------
 CONSUMER DISCRETIONARY--29.5%
----------------------------------------------------------------------------------------------------------------
 AUTO COMPONENTS--8.1%
----------------------------------------------------------------------------------------------------------------
 Affinia Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 5.44%, 11/1/11 1,2                                                      $   8,000,000            $  8,136,000
----------------------------------------------------------------------------------------------------------------
 Collins & Aikman Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 6.34%, 8/25/11 1,2                                              10,975,000              11,013,873
----------------------------------------------------------------------------------------------------------------
 Federal Mogul Corp., Sr. Sec. Credit Facilities Letter of Credit
 Term Loan, 12/8/11 1,2,3                                                      980,392                 987,132
----------------------------------------------------------------------------------------------------------------
 Federal Mogul Corp., Sr. Sec. Credit Facilities Pre-Petition Revolving
 Credit Loan, Tranche B, 1.75%-4.15%, 2/24/05 1,2                           15,351,629              14,536,074
----------------------------------------------------------------------------------------------------------------
 Federal Mogul Corp., Sr. Sec. Credit Facilities Term Loan, 12/8/11 1,2,3    9,019,608               9,073,166
----------------------------------------------------------------------------------------------------------------
 Goodyear Tire & Rubber Co. (The), Sr. Sec. Credit Facilities 1st Lien
 Asset-Backed Loan, 6.14%, 3/31/06 1,2                                       4,500,000               4,582,971
----------------------------------------------------------------------------------------------------------------
 Goodyear Tire & Rubber Co. (The), Sr. Sec. Credit Facilities 2nd Lien
 Asset-Backed Loan, 7.03%, 3/31/06 1,2                                       5,000,000               5,081,250
----------------------------------------------------------------------------------------------------------------
 Goodyear Tire & Rubber Co. (The), Sr. Sec. Credit Facilities Term Loan,
 6.90%, 7/28/07 1,2                                                         10,000,000              10,109,380
----------------------------------------------------------------------------------------------------------------
 Grand Vehicle Works Holdings Corp., Sr. Sec. Credit Facilities 1st Lien
 Term Loan, Tranche B, 5.56%-5.58%, 7/23/10 1,2                              9,950,000               9,751,000
----------------------------------------------------------------------------------------------------------------
 Hayes Lemmerz International, Inc., Sr. Sec. Credit Facilities Term Loan:
 5.92%-6.69%, 6/3/09 1,2                                                    14,024,014              14,286,963
 6/3/09 1,2,3                                                                1,466,523               1,494,020
----------------------------------------------------------------------------------------------------------------
 Key Plastics LLC, Sr. Sec. Credit Facilities Term Loan:
 Tranche B, 5.40%-5.64%, 6/25/10 1,2                                           981,435                 998,610
 Tranche B, 6/25/10 1,2,3                                                    4,000,000               4,070,000
 Tranche C, 8.15%-8.33%, 6/25/11 1,2                                         5,000,000               5,037,500
----------------------------------------------------------------------------------------------------------------
 Mark IV Industries, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.12%-5.77%, 6/23/11 2                                          11,940,000              12,134,025
----------------------------------------------------------------------------------------------------------------
 Meridian Automotive Systems, Inc., Sr. Sec. Credit Facilities
 1st Lien Term Loan:
 Tranche B, 7.126%, 3/23/10 2                                                   30,897                  29,362
 Tranche B, 6.74%-7.43%, 3/23/10 1,2                                         5,407,878               5,139,176
----------------------------------------------------------------------------------------------------------------
 Metaldyne Corp., Sr. Sec. Credit Facilities Term Loan, Tranche D,
 7.063%, 12/31/09 1,2                                                       19,609,707              19,650,554
----------------------------------------------------------------------------------------------------------------
 Tenneco Automotive, Inc., Sr. Sec. Credit Facilities Term Loan:
 Tranche B, 5.35%, 12/12/10 1,2                                              6,332,206               6,456,209
 Tranche B1, 5.28%, 12/12/08 1,2                                             2,097,179               2,138,248
----------------------------------------------------------------------------------------------------------------
 TI Automotive Ltd., Sr. Sec. Credit Facilities Term Loan, Tranche C,
 6.027%, 6/7/11 2                                                           10,130,000              10,073,019
----------------------------------------------------------------------------------------------------------------
 Tower Automotive, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
 Tranche B, 6.81%, 5/24/09 2                                                 9,000,000               8,995,986
----------------------------------------------------------------------------------------------------------------
 Transportation Technologies Industry, Inc., Sr. Sec. Credit Facilities
 1st Lien Term Loan, 5.95%-6.30%, 3/14/09 1,2                                3,970,000               3,996,469
----------------------------------------------------------------------------------------------------------------

13 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

                                                                             PRINCIPAL                   VALUE
                                                                                AMOUNT              SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
 AUTO COMPONENTS Continued
 Transportation Technologies Industry, Inc., Sr. Sec. Credit Facilities
 2nd Lien Term Loan, Tranche B, 9.48%, 3/14/09 1,2                       $   4,000,000          $    4,086,668
                                                                                                ----------------
                                                                                                   171,857,655

----------------------------------------------------------------------------------------------------------------
 HOTELS, RESTAURANTS & LEISURE--4.9%
 Aladdin/OpBiz Gaming LLC, Sr. Sec. Credit Facilities Term Loan:
 Tranche A, 5.56%, 8/31/10 1,2                                              11,976,724              11,856,957
 Tranche B, 6.56%, 8/31/10 1,2                                                  27,684                  27,385
----------------------------------------------------------------------------------------------------------------
 AMF Bowling Worldwide, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.17%-7.131%, 8/27/09 1,2                                        1,786,475               1,805,455
----------------------------------------------------------------------------------------------------------------
 Buffets, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 6.05%-6.266%, 2/24/11 2                                                     9,963,890              10,013,710
----------------------------------------------------------------------------------------------------------------
 Caribbean Restaurants LLC, Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.23%-5.328%, 5/25/09 2                                          8,787,500               8,916,570
----------------------------------------------------------------------------------------------------------------
 Carrols Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.063%,
 12/20/10 1,2                                                                5,000,000               5,087,500
----------------------------------------------------------------------------------------------------------------
 Choctaw Resort Development Enterprise, Sr. Sec. Credit Facilities Term
 Loan, 4.81%-5.025%, 11/10/11 1,2                                            1,961,739               1,996,069
----------------------------------------------------------------------------------------------------------------
 CKE Restaurants, Inc., Sr. Sec. Credit Facilities Term Loan, 4.938%,
 5/28/10 1,2                                                                 1,900,807               1,929,319
----------------------------------------------------------------------------------------------------------------
 CNL Hotels & Resorts, Inc., Sr. Sec. Credit Facilities Term Loan, 4.90%,
 11/30/06 1,2                                                               16,500,000              16,768,125
----------------------------------------------------------------------------------------------------------------
 Denny's Corp. Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.59%-6.01%,
 8/17/09 2                                                                  10,999,999              11,257,818
----------------------------------------------------------------------------------------------------------------
 Global Cash Access LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B,
 5.33%, 3/10/10 1,2                                                          2,806,731               2,854,094
----------------------------------------------------------------------------------------------------------------
 Green Valley Ranch Resort and Spa, Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.501%, 12/22/10 1,2                                             1,488,750               1,509,220
----------------------------------------------------------------------------------------------------------------
 Las Vegas Sands Corp., Sr. Sec. Credit Facilitiesi Term Loan:
 Delayed Draw, 0.75%, 2/20/05 1,2                                            1,636,363               1,660,568
 Tranche B, 4.90%, 6/15/11 1,2                                               6,363,636               6,476,324
----------------------------------------------------------------------------------------------------------------
 Pinnacle Entertainment, Inc., Sr. Sec. Credit Facilities Term Loan,
 Delayed Draw, 1%, 8/27/10 1,2                                               1,993,456               1,995,948
----------------------------------------------------------------------------------------------------------------
 Pinnacle Entertainment, Inc., Sr. Sec. Credit Facilities Term Loan,
 5.58%, 8/27/10 1,2                                                            550,000                 558,250
----------------------------------------------------------------------------------------------------------------
 Wyndam International, Inc., Sr. Sec. Credit Facilities Term Loan:
 Tranche I, 7.188%, 6/30/06 1,2                                             15,387,228              15,480,198
 Tranche II, 8.188%, 4/1/06 1,2                                              4,301,152               4,324,808
                                                                                                ----------------
                                                                                                   104,518,318

----------------------------------------------------------------------------------------------------------------
 HOUSEHOLD DURABLES--1.3%
 Culligan International Co., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.92%, 9/30/11 2                                                10,000,000              10,152,080
----------------------------------------------------------------------------------------------------------------
 National Bedding Co., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 4.65%-4.88%, 8/25/08 1,2                                                    2,300,000               2,333,782

14 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                             PRINCIPAL                   VALUE
                                                                                AMOUNT              SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
 HOUSEHOLD DURABLES Continued
 Springs Industries, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.313%, 12/7/10 1,2                                          $  13,000,000          $   13,166,569
----------------------------------------------------------------------------------------------------------------
 Werner Holding Co., Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.94%-6.34%, 6/11/09 1,2                                           939,394                 913,560
                                                                                                ----------------
                                                                                                    26,565,991

----------------------------------------------------------------------------------------------------------------
 LEISURE EQUIPMENT & PRODUCTS--0.9%
 24 Hour Fitness, Inc., Sr. Sec. Credit Facilities Term Loan,
 6.063%-6.25%, 11/4/09 2                                                    10,425,931              10,562,771
----------------------------------------------------------------------------------------------------------------
 Bombardier Recreational Products, Inc., Sr. Sec. Credit Facilities
 Term Loan, Tranche B, 4.97%, 12/18/10 2                                     2,122,619               2,156,450
----------------------------------------------------------------------------------------------------------------
 Latham International Ltd., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 6.57%-6.95%, 12/29/10 1,2                                        6,500,000               6,479,687
                                                                                                ----------------
                                                                                                    19,198,908

----------------------------------------------------------------------------------------------------------------
 MEDIA--10.8%
 Advertising Directory Solutions, Sr. Sec. Credit Facilities
 1st Lien Term Loan, Tranche B, 4.48%, 11/8/11 1,2                          15,000,000              15,150,000
----------------------------------------------------------------------------------------------------------------
 Advertising Directory Solutions, Sr. Sec. Credit Facilities
 2nd Lien Term Loan, Tranche 2, 6.23%, 5/1/12 1,2                           10,000,000              10,241,670
----------------------------------------------------------------------------------------------------------------
 American Reprographics Co., Sr. Sec. Credit Facilities
 2nd Lien Term Loan, 9.275%, 12/18/09 1,2                                   10,329,240              11,000,641
----------------------------------------------------------------------------------------------------------------
 Atlantic Broadband LLC, Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.69%, 9/1/11 2                                                 10,546,061              10,759,175
----------------------------------------------------------------------------------------------------------------
 Bragg Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.90%, 9/1/11 1,2                                                9,975,000              10,112,156
----------------------------------------------------------------------------------------------------------------
 Carmike Cinemas, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
 4.438%-5.828%, 2/4/09 1,2                                                   7,777,481               8,049,693
----------------------------------------------------------------------------------------------------------------
 Cebridge Connections Holding LLC, Sr. Sec. Credit Facilities
 1st Lien Term Loan, 5.24%-7.377%, 2/23/09 1,2                               2,487,469               2,496,797
----------------------------------------------------------------------------------------------------------------
 Cebridge Connections Holding LLC, Sr. Sec. Credit Facilities
 2nd Lien Term Loan, Tranche C, 8%-8.64%, 2/23/10 1,2                       18,352,544              18,490,188
----------------------------------------------------------------------------------------------------------------
 Century-TCI California LP, Sr. Sec. Credit Facilities Revolving
 Credit Loan, 5.178%, 12/31/07 1,2                                           7,587,500               7,585,603
----------------------------------------------------------------------------------------------------------------
 Century-TCI California LP, Sr. Sec. Credit Facilities Term Loan, 5.178%,
 12/31/07 1,2                                                               10,412,500              10,409,897
----------------------------------------------------------------------------------------------------------------
 Charter Communications Operating LLC, Sr. Sec. Credit Facilities Term
 Loan, Tranche A, 5.73%, 4/27/10 2                                          19,500,000              19,372,041
----------------------------------------------------------------------------------------------------------------
 Cygnus Business Media, Sr. Sec. Credit Facilities Term Loan, Tranche B,
 6.42%, 12/31/08 1,2                                                         6,650,000               6,633,375
----------------------------------------------------------------------------------------------------------------
 Frontiervision Operating Partners LP, Sr. Sec. Credit Facilities
 Term Loan, Tranche B, 6.775%, 3/31/06 1,2                                   8,497,894               8,536,398
----------------------------------------------------------------------------------------------------------------
 GT Brands LLC, Sr. Sec. Credit Facilities Term Loan, Tranche A, 10.082%,
 9/6/07 1,2                                                                  3,413,352               1,877,344

15 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------
                                                                             PRINCIPAL                   VALUE
                                                                                AMOUNT              SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
 MEDIA Continued
 Herald Media, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
 Tranche B, 5.03%, 7/31/11 1,2                                           $   4,975,000            $  5,052,734
----------------------------------------------------------------------------------------------------------------
 Loews Cineplex Entertainment Corp., Sr. Sec. Credit Facilities
 Term Loan, 4.44%-4.814%, 6/30/11 2                                         14,962,500              15,183,437
----------------------------------------------------------------------------------------------------------------
 Mediacom LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B,
 3/31/13 1,2,3                                                               5,000,000               5,022,320
----------------------------------------------------------------------------------------------------------------
 NEP Supershooters LP, Inc., Sr. Sec. Credit Facilities
 1st Lien Term Loan, Tranche B Add-On, 2/1/11 1,2,3                          5,900,000               5,995,875
----------------------------------------------------------------------------------------------------------------
 Nep, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
 6.56%, 2/1/11 1,2                                                           1,496,250               1,520,564
----------------------------------------------------------------------------------------------------------------
 TransWestern Publishing Co. LLC, Sr. Sec. Credit Facilities 1st Lien
 Term Loan, Tranche B, 3.938%-6.148%, 2/25/11 1,2                            8,273,421               8,389,770
----------------------------------------------------------------------------------------------------------------
 United Pan-Europe Communications NV, Sr. Sec. Credit Facilities
 Term Loan:
 Tranche F-2, 5.98%, 2/1/12 1,2                                             14,000,000              14,200,004
 Tranche C-2, 8.09%, 3/31/09 1,2                                            15,444,000              15,569,483
----------------------------------------------------------------------------------------------------------------
 Vutek, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 7.623%,
 6/24/11 1,2                                                                 7,225,000               7,243,063
----------------------------------------------------------------------------------------------------------------
 XM Satellite Radio, Inc., Sr. Sec. Credit Facilities Floating Rate Nts.,
 7.66%, 5/1/09 2                                                            11,000,000              11,330,000
                                                                                                ----------------
                                                                                                   230,222,228

----------------------------------------------------------------------------------------------------------------
 MULTILINE RETAIL--0.3%
 Dollarama Group LP, Sr. Sec. Credit Facilities Term Loan, Tranche B,
 4.78%, 11/18/11 1,2                                                         7,000,000               7,065,625
----------------------------------------------------------------------------------------------------------------
 SPECIALTY RETAIL--2.6%
 Blockbuster, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 4.84%-5.42%, 8/20/11 1,2                                                    5,000,000               4,988,124
----------------------------------------------------------------------------------------------------------------
 Columbia House Co. (The), Sr. Sec. Credit Facilities Term Loan, Tranch B,
 7.063%, 6/21/07 1,2                                                         2,693,966               2,687,231
----------------------------------------------------------------------------------------------------------------
 Getty Petroleum Marketing, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.80%, 5/19/10 2                                                 7,250,000               7,390,469
----------------------------------------------------------------------------------------------------------------
 Harbor Freight Tools, Sr. Sec. Credit Facilities Term Loan, Tranche B,
 4.69%-4.91%, 6/24/10 2                                                     14,967,500              15,021,757
----------------------------------------------------------------------------------------------------------------
 Hollywood Entertainment Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 6.08%, 1/20/08 1,2                                               5,000,000               5,028,125
----------------------------------------------------------------------------------------------------------------
 Oriental Trading Co., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 5.375%, 7/9/09 2                                                           10,257,554              10,313,118
----------------------------------------------------------------------------------------------------------------
 Savers, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
 6.733%-6.81%, 7/15/09 1,2                                                  10,266,948              10,350,366
                                                                                                ----------------
                                                                                                    55,779,190

----------------------------------------------------------------------------------------------------------------
 TEXTILES, APPAREL & LUXURY GOODS--0.6%
 Levi Strauss & Co., Sr. Sec. Credit Facilities Term Loan, Tranche A,
 9.135%-9.265%, 9/29/09 1,2                                                  7,810,453               8,464,578
----------------------------------------------------------------------------------------------------------------
 Maidenform, Inc., Sr. Sec. Credit Facilities Term Loan, 5.39%,
 6/7/10 1,2                                                                  2,932,500               2,972,822
                                                                                                ----------------
                                                                                                    11,437,400

16 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                             PRINCIPAL                   VALUE
                                                                                AMOUNT              SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
 CONSUMER STAPLES--6.8%
----------------------------------------------------------------------------------------------------------------
 BEVERAGES--0.7%
 Constellation Brands, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.25%-4.75%, 12/22/11 2                                      $   9,000,000            $  9,123,749
----------------------------------------------------------------------------------------------------------------
 Le*Nature's, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.875%-8.115%, 5/20/10 1,2                                       3,965,025               4,039,369
----------------------------------------------------------------------------------------------------------------
 Sunny Delight Beverages Co., Sr. Sec. Credit Facilities
 1st Lien Term Loan, 6.59%-6.79%, 8/3/10 1,2                                 2,000,000               1,955,000
                                                                                                ----------------
                                                                                                    15,118,118

----------------------------------------------------------------------------------------------------------------
 FOOD & STAPLES RETAILING--0.3%
 The Pantry, Inc., Sr. Sec. Credit Facilities Term Loan, 4.83%, 2/18/11 2    5,443,478               5,535,337
----------------------------------------------------------------------------------------------------------------
 FOOD PRODUCTS--2.4%
 American Seafoods Group LLC, Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.81%, 3/31/09 1,2                                               5,026,906               5,100,742
----------------------------------------------------------------------------------------------------------------
 Atkins Nutritionals, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
 10.69%, 12/1/09 1,2                                                         9,600,034               6,480,023
----------------------------------------------------------------------------------------------------------------
 Atkins Nutritionals, Inc., Sr. Sec. Credit Facilities Term Loan,
 7.89%-8.19%, 12/1/09 1,2                                                    1,725,077               1,561,195
----------------------------------------------------------------------------------------------------------------
 Herbalife International, Inc., Sr. Sec. Credit Facilities Term Loan,
 4.87%-5.16%, 12/20/10 1,2                                                  12,000,000              12,206,256
----------------------------------------------------------------------------------------------------------------
 Land O'Lakes, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 5.71%, 10/11/08 1,2                                                         2,628,204               2,669,816
----------------------------------------------------------------------------------------------------------------
 Leiner Health Products, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.56%, 5/27/11 1,2                                               1,985,013               2,014,788
----------------------------------------------------------------------------------------------------------------
 Meow Mix, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
 6.81%-7.02%, 10/10/09 1,2                                                   4,920,045               4,912,360
----------------------------------------------------------------------------------------------------------------
 Meow Mix, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.85%,
 10/10/09 1,2                                                                4,000,000               3,820,000
----------------------------------------------------------------------------------------------------------------
 Nellson Nutraceutical, Inc., Sr. Sec. Credit Facilities
 2nd Lien Term Loan, 11.557%, 4/11/10 1,2                                    3,500,000               3,128,125
----------------------------------------------------------------------------------------------------------------
 Nellson Nutraceutical, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 9.098%, 10/4/09 1,2                                              3,598,473               3,531,001
----------------------------------------------------------------------------------------------------------------
 Windsor Quality Food Co., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.15%, 12/10/10 1,2                                              6,000,000               6,015,000
                                                                                                ----------------
                                                                                                    51,439,306

----------------------------------------------------------------------------------------------------------------
 HOUSEHOLD PRODUCTS--1.4%
 Holmes Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan,
 Tranche B, 5.58%-5.73%, 5/10/11 1,2                                         8,955,000               9,066,938
----------------------------------------------------------------------------------------------------------------
 Jarden Corp., Sr. Sec. Credit Facilities Term Loan, 4.64%, 4/1/11 1,2       9,000,000               9,093,213
----------------------------------------------------------------------------------------------------------------
 Playpower, Inc., Sr. Sec. Credit Facilities Term Loan, 7.06%, 2/1/10 1,2   10,367,521              10,497,116
                                                                                                ----------------
                                                                                                    28,657,267

17 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

                                                                             PRINCIPAL                   VALUE
                                                                                AMOUNT              SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
 PERSONAL PRODUCTS--2.0%
----------------------------------------------------------------------------------------------------------------
 AAI.FosterGrant, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 7.39%, 10/1/10 1,2                                           $   6,980,556            $  6,998,007
----------------------------------------------------------------------------------------------------------------
 American Safety Razor Co., Sr. Sec. Credit Facilities
 1st Lien Term Loan, 5.64%-5.98%, 4/29/11 1,2                                4,229,338               4,250,485
----------------------------------------------------------------------------------------------------------------
 American Safety Razor Co., Sr. Sec. Credit Facilities
 2nd Lien Term Loan, 9.11%, 10/29/11 1,2                                     2,000,000               2,030,000
----------------------------------------------------------------------------------------------------------------
 Cosmetic Essence, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
 5.24%-5.44%, 12/3/10 1,2                                                    3,000,000               3,022,500
----------------------------------------------------------------------------------------------------------------
 Natural Products Group, Sr. Sec. Credit Facilities Term Loan, 5.95%,
 11/24/10 1,2                                                                7,000,000               7,026,250
----------------------------------------------------------------------------------------------------------------
 Nice-Pak Products, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.585%, 6/18/10 1,2                                              4,937,500               5,014,648
----------------------------------------------------------------------------------------------------------------
 Pure Fishing, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 5.55%-5.85%, 3/23/10 1,2                                                   11,178,709              11,374,336
----------------------------------------------------------------------------------------------------------------
 Riddell Bell Holdings, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.75%-6.639%, 9/30/11 1,2                                        2,992,500               3,045,492
                                                                                                ----------------
                                                                                                    42,761,718

----------------------------------------------------------------------------------------------------------------
 ENERGY--8.5%
----------------------------------------------------------------------------------------------------------------
 ENERGY EQUIPMENT & SERVICES--1.7%
 Acterna Corp., Sr. Sec. Credit Facilities Term Loan, 12%, 12/20/08 1        1,190,895               1,190,895
----------------------------------------------------------------------------------------------------------------
 Headwaters, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
 5.75%-5.92%, 4/10/11 1,2                                                   19,545,434              19,826,399
----------------------------------------------------------------------------------------------------------------
 Northern Star GE, Sr. Sec. Credit Facilities Term Loan, Tranche B,
 5.731%, 12/17/11 1,2                                                       14,000,000              14,240,632
                                                                                                ----------------
                                                                                                    35,257,926

----------------------------------------------------------------------------------------------------------------
 OIL & GAS--6.8%
 Alon USA, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 10%,
 10/3/10 2                                                                   9,000,000               9,225,000
----------------------------------------------------------------------------------------------------------------
 ATP Oil & Gas Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 8.23%-8.55%, 3/15/09 2                                                     14,426,482              14,715,012
----------------------------------------------------------------------------------------------------------------
 Basic Energy Services, Inc., Sr. Sec. Credit Facilities Term Loan,
 5.55%, 10/3/09 1,2                                                         16,933,824              17,060,827
----------------------------------------------------------------------------------------------------------------
 Celero Energy LP, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
 8.66%-9.078%, 9/30/11 1,2                                                  11,000,000              11,130,625
----------------------------------------------------------------------------------------------------------------
 Celero Energy LP, Sr. Sec. Credit Facilities Revolving Credit Loan:
 0.50%-4.58%, 9/30/08 1,2                                                    6,000,000               5,985,000
 9/30/08 1,2,3                                                               4,000,000               3,990,000
----------------------------------------------------------------------------------------------------------------
 Coffeyville Resources LLC, Sr. Sec. Credit Facilities Term Loan,
 7.549%-9.25%, 4/16/10 2                                                    11,910,000              12,029,100
----------------------------------------------------------------------------------------------------------------
 Coleto Creek WLE LP, Sr. Sec. Credit Facilities 1st Lien Term Loan,
 Tranche B, 4.828%, 7/1/11 1,2                                               9,451,253               9,624,523
----------------------------------------------------------------------------------------------------------------
 Coleto Creek WLE LP, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
 Tranche C, 6.23%, 7/1/12 1,2                                                9,000,000               9,195,003

18 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                             PRINCIPAL                   VALUE
                                                                                AMOUNT              SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
 OIL & GAS Continued
 Dynegy, Inc., Sr. Sec. Credit Facilities Term Loan, 6.39%,
 5/28/10 1,2                                                             $   8,955,000            $  9,122,906
----------------------------------------------------------------------------------------------------------------
 Ferrell Cos., Inc., Sr. Sec. Credit Facilities Term Loan:
 Tranche B, 6.56%, 6/17/06 1,2                                               6,241,802               6,273,011
 Tranche C, 6.56%, 6/17/06 1,2                                               1,238,937               1,245,132
----------------------------------------------------------------------------------------------------------------
 Ocean Rig ASA, Sr. Sec. Credit Facilities Term Loan, 7.188%, 6/1/08 1,2     9,000,000               9,000,000
----------------------------------------------------------------------------------------------------------------
 Power Well Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
 Tranche B, 6.61%, 7/30/09 1,2                                              10,000,000              10,025,000
----------------------------------------------------------------------------------------------------------------
 Quest Cherokee LLC, Sr. Sec. Credit Facilities Term Loan, 6.56%,
 7/8/10 1,2                                                                 14,413,333              14,341,267
----------------------------------------------------------------------------------------------------------------
 Tesoro Petroleum Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 7.99%, 4/15/08 1,2                                                          1,930,000               1,987,900
                                                                                                ----------------
                                                                                                   144,950,306

----------------------------------------------------------------------------------------------------------------
 FINANCIALS--2.4%
----------------------------------------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL SERVICES--0.7%
 Refco Group Ltd. LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B,
 5.27%, 8/1/11 1,2                                                          15,396,090              15,582,768
----------------------------------------------------------------------------------------------------------------
 INSURANCE--0.8%
 Conseco, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.078%,
 6/22/10 2                                                                  13,440,000              13,725,604
----------------------------------------------------------------------------------------------------------------
 Vertafore, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.27%,
 11/30/10 2                                                                  4,000,000               4,030,000
                                                                                                ----------------
                                                                                                    17,755,604

----------------------------------------------------------------------------------------------------------------
 REAL ESTATE--0.9%
 General Growth Properties, Inc., Sr. Sec. Credit Facilities Term Loan:
 Tranche A, 4.64%, 11/24/07 1,2                                              1,493,514               1,497,558
 Tranche B, 4.64%, 11/24/08 1,2                                             17,000,000              17,136,357
                                                                                                ----------------
                                                                                                    18,633,915

----------------------------------------------------------------------------------------------------------------
 HEALTH CARE--7.1%
----------------------------------------------------------------------------------------------------------------
 HEALTH CARE EQUIPMENT & SUPPLIES--0.4%
 Aircast, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.44%,
 4/28/11 1,2                                                                 1,000,000               1,015,000
----------------------------------------------------------------------------------------------------------------
 Aircast, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.19%,
 10/28/10 1,2                                                                3,250,000               3,279,455
----------------------------------------------------------------------------------------------------------------
 UTI Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.73%-5.775%,
 6/3/10 1,2                                                                  3,980,000               4,014,825
                                                                                                ----------------
                                                                                                     8,309,280

----------------------------------------------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES--6.3%
 3M Health Care Ltd., Sr. Sec. Credit Facilities Term Loan, 9.50%,
 12/3/09 1,2                                                                 4,000,000               4,010,000
----------------------------------------------------------------------------------------------------------------
 CompBenefits Corp., Sr. Sec. Credit Facilities Term Loan:
 Tranche B, 5.098%-6.578%, 8/27/09 1,2                                       5,550,000               5,550,000
 Tranche C, 8.75%-9.328%, 2/27/10 1,2                                        1,985,000               1,980,038
----------------------------------------------------------------------------------------------------------------
 Concentra Operating Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.88%-5.10%, 6/30/09 1,2                                         9,957,938              10,086,564
----------------------------------------------------------------------------------------------------------------
 ConnectiCare, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 6.296%, 10/30/09 1,2                                                        2,218,750               2,225,684
1

19 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

                                                                             PRINCIPAL                   VALUE
                                                                                AMOUNT              SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES Continued
 FHC Health Systems, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 8.40%, 11/15/09 1,2                                          $   5,380,367            $  5,461,072
----------------------------------------------------------------------------------------------------------------
 FHC Health Systems, Inc., Sr. Sec. Credit Facilities Term Loan,
 Delayed Draw, Tranche B, 10.40%, 11/15/09 1,2                               2,080,196               2,111,399
----------------------------------------------------------------------------------------------------------------
 HealthSouth Corp., Sr. Sec. Sub. Credit Facilities Term Loan, 10.375%,
 1/16/11 1                                                                  11,500,000              12,865,625
----------------------------------------------------------------------------------------------------------------
 InSight Health Services Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 6.31%, 9/19/08 1,2                                               5,336,920               5,385,288
----------------------------------------------------------------------------------------------------------------
 MedCath Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 5.11%-6.411%, 6/30/10 1,2                                                   3,980,000               4,022,288
----------------------------------------------------------------------------------------------------------------
 MultiPlan, Inc., Sr. Sec. Credit Facilities Term Loan, 5.31%, 3/4/09 1,2    2,666,667               2,696,667
----------------------------------------------------------------------------------------------------------------
 National Mentor, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 5.47%-7.377%, 11/5/11 1,2                                                   1,995,000               2,031,784
----------------------------------------------------------------------------------------------------------------
 Sheridan Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
 Tranche B, 5.79%-5.89%, 11/12/10 1,2                                        6,000,000               6,131,250
----------------------------------------------------------------------------------------------------------------
 Sheridan Healthcare, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
 Tranche C, 9.776%, 5/12/11 1,2                                              1,500,000               1,556,250
----------------------------------------------------------------------------------------------------------------
 SHPS, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.92%,
 11/1/11 1,2                                                                 3,000,000               3,037,500
----------------------------------------------------------------------------------------------------------------
 Skilled Healthcare Group, Inc., Sr. Sec. Credit Facilities
 1st Lien Term Loan, 5.34%-6.885%, 6/28/10 1,2                               3,742,500               3,779,925
----------------------------------------------------------------------------------------------------------------
 Skilled Healthcare Group, Inc., Sr. Sec. Credit Facilities
 2nd Lien Term Loan, 9.345%, 6/28/11 1,2                                     4,000,000               4,115,000
----------------------------------------------------------------------------------------------------------------
 SouthernCare, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 5.81%, 12/10/10 1,2                                                         6,500,000               6,605,625
----------------------------------------------------------------------------------------------------------------
 Triumph HealthCare LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B,
 6.18%, 10/29/10 1,2                                                         7,976,471               7,996,412
----------------------------------------------------------------------------------------------------------------
 US Oncology, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 4.875%-5.51%, 8/20/11 1,2                                                   1,990,000               2,017,987
----------------------------------------------------------------------------------------------------------------
 Vanguard Health Systems, Inc., Sr. Sec. Credit Facilities ACQ Term Loan,
 0.75%-5.64%, 9/23/11 1,2                                                   10,000,000              10,118,750
----------------------------------------------------------------------------------------------------------------
 Vanguard Health Systems, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.79%, 9/24/11 1,2                                               6,982,500               7,115,607
----------------------------------------------------------------------------------------------------------------
 Warner Chilcott plc, Sr. Sec. Credit Facilities Term Loan, Tranche B:
 5.23%, 1/4/12 1,2                                                          19,085,174              19,249,783
 1/4/12 1,2,3                                                                1,735,016               1,749,980
----------------------------------------------------------------------------------------------------------------
 Warner Chilcott plc, Sr. Sec. Credit Facilities Term Loan, Delayed Draw:
 1.375%, 1/14/12 1,2                                                         2,914,827               2,939,967
 1/14/12 1,2,3                                                                 264,984                 267,270
                                                                                                ----------------
                                                                                                   135,107,715

----------------------------------------------------------------------------------------------------------------
 PHARMACEUTICALS--0.4%
 Alpharma Operating Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche A, 5%-5.06%, 10/5/07 1,2                                            2,725,922               2,720,243

20 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                             PRINCIPAL                   VALUE
                                                                                AMOUNT              SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
 PHARMACEUTICALS Continued
 Alpharma, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 5.74%-5.828%, 10/5/08 1,2                                               $   5,604,851          $    5,632,874
                                                                                                ----------------
                                                                                                     8,353,117

----------------------------------------------------------------------------------------------------------------
 INDUSTRIALS--22.0%
----------------------------------------------------------------------------------------------------------------
 AEROSPACE & DEFENSE--4.9%
 AM General LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan:
 Tranche B, 6.71%-7.16%, 8/10/11 2                                          10,725,000              11,033,344
 Tranche B, 8.63%, 8/10/11 1,2                                                 275,000                 282,906
----------------------------------------------------------------------------------------------------------------
 American Airlines, Inc., Sr. Sec. Credit Facilities Revolving
 Credit Loan, 8.877%, 6/17/09 1,2                                            5,000,000               4,954,165
----------------------------------------------------------------------------------------------------------------
 Apptis, Inc., Sr. Sec. Credit Facilities Term Loan, 5.73%, 12/2/09 1,2      8,000,000               8,090,000
----------------------------------------------------------------------------------------------------------------
 Arinc Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 4.56%-4.78%, 3/10/11 1,2                                                    2,992,463               3,037,349
----------------------------------------------------------------------------------------------------------------
 CACI International, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 3.95%, 5/3/11 1,2                                                7,962,500               8,067,008
----------------------------------------------------------------------------------------------------------------
 Communications & Power Industries, Inc., Sr. Sec. Credit Facilities
 Term Loan, 4.93%-6.639%, 7/23/10 1,2                                        4,378,789               4,442,416
----------------------------------------------------------------------------------------------------------------
 DeCrane Aircraft Holdings, Inc., Sr. Sec. Credit Facilities
 2nd Lien Term Loan, 15%, 6/30/08 1                                          6,199,118               6,261,109
----------------------------------------------------------------------------------------------------------------
 DeCrane Aircraft Holdings, Inc., Sr. Sec. Credit Facilities Term Loan:
 Tranche A, 7.81%, 3/31/06 1,2                                               1,500,000               1,515,000
 Tranche B, 8.06%, 3/31/07 1,2                                               2,525,477               2,550,732
 Tranche D, 8.56%, 12/31/07 1,2                                              1,816,247               1,816,247
----------------------------------------------------------------------------------------------------------------
 Gate Gourmet International, Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 9.50%-10.50%, 12/20/08 1,2                                       1,000,000                 963,750
----------------------------------------------------------------------------------------------------------------
 Gencorp, Inc., Sr. Sec. Credit Facilities Letter of Credit, 5.42%,
 11/8/10 1,2                                                                 6,750,000               6,855,469
----------------------------------------------------------------------------------------------------------------
 Gencorp, Inc., Sr. Sec. Credit Facilities Term Loan, 5.58%, 11/8/10 1,2     2,250,000               2,290,781
----------------------------------------------------------------------------------------------------------------
 K&F Industries, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 4.95%-6.658%, 11/18/12 1,2                                                  3,900,000               3,967,438
----------------------------------------------------------------------------------------------------------------
 Northwest Airlines, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche A, 7.60%, 11/23/09 1,2                                             10,000,000              10,020,000
----------------------------------------------------------------------------------------------------------------
 Standard Aero Holdings, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.969%-5.05%, 8/1/12 1,2                                         4,384,615               4,454,497
----------------------------------------------------------------------------------------------------------------
 Titan Corp. (The), Sr. Sec. Credit Facilities Term Loan, Tranche B,
 5.37%-6.639%, 6/30/09 2                                                     9,881,854              10,023,907
----------------------------------------------------------------------------------------------------------------
 United Airlines, Inc., Sr. Sec. Credit Facilities Term Loan, Debtor in
 Possession, 8%, 6/30/05 1,2                                                 6,000,000               6,056,250
----------------------------------------------------------------------------------------------------------------
 Wyle Laboratories, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
 5.50%, 1/6/11 1,2                                                           4,500,000               4,574,534
----------------------------------------------------------------------------------------------------------------
 Wyle Laboratories, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
 9.25%, 7/6/11 1,2                                                           2,000,000               2,050,000
                                                                                                ----------------
                                                                                                   103,306,902

21 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

                                                                             PRINCIPAL                   VALUE
                                                                                AMOUNT              SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
 BUILDING PRODUCTS--3.1%
 CHI Overhead Doors, Sr. Sec. Credit Facilities 1st Lien Term Loan,
 Tranche B, 5.90%, 4/22/11 1,2                                           $   5,000,000            $  5,062,500
----------------------------------------------------------------------------------------------------------------
 Compression Polymers Corp., Sr. Sec. Credit Facilities
 1st Lien Term Loan, 5.65%, 3/9/10 1,2                                       4,971,153               5,023,971
----------------------------------------------------------------------------------------------------------------
 Compression Polymers Corp., Sr. Sec. Credit Facilities
 2nd Lien Term Loan, 8.40%, 9/9/10 1,2                                       5,000,000               5,028,125
----------------------------------------------------------------------------------------------------------------
 Formica Corp.(Canada), Sr. Sec. Credit Facilities Term Loan,
 7.55%-7.739%, 6/15/10 1,2                                                   1,660,362               1,668,664
----------------------------------------------------------------------------------------------------------------
 Formica Corp.(Spain), Sr. Sec. Credit Facilities Term Loan,
 7.55%-7.739%, 6/15/10 1,2                                                   4,023,596               4,043,714
----------------------------------------------------------------------------------------------------------------
 Formica Corp.(UK), Sr. Sec. Credit Facilities Term Loan, 7.55%-7.739%,
 6/15/10 1,2                                                                 2,057,685               2,067,973
----------------------------------------------------------------------------------------------------------------
 Formica Corp., Sr. Sec. Credit Facilities Term Loan, 7.55%-7.739%,
 6/15/10 1,2                                                                 5,930,336               5,959,988
----------------------------------------------------------------------------------------------------------------
 Juno Lighting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
 4.89%-6.639%, 11/24/10 1,2                                                  6,594,886               6,710,297
----------------------------------------------------------------------------------------------------------------
 MAAX, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 4.96%-5.314%, 6/4/11 1,2                                                    5,970,001               6,037,163
----------------------------------------------------------------------------------------------------------------
 Masonite International Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche C, 5.188%-5.375%, 8/31/08 2                                         5,193,695               5,205,869
----------------------------------------------------------------------------------------------------------------
 Nortek Holdings, Inc., Sr. Sec. Credit Facilities Term Loan,
 4.62%-6.639%, 8/27/11 1,2                                                   6,982,500               7,106,146
----------------------------------------------------------------------------------------------------------------
 PGT Industries, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
 5.71%-5.93%, 1/14/10 1,2                                                    3,396,067               3,449,130
----------------------------------------------------------------------------------------------------------------
 PGT Industries, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
 9.18%, 6/14/10 1,2                                                          4,000,000               4,060,000
----------------------------------------------------------------------------------------------------------------
 Professional Paint, Inc., Sr. Sec. Credit Facilities Term Loan,
 5.50%-6.063%, 9/29/11 1,2                                                   3,950,000               4,004,313
                                                                                                ----------------
                                                                                                    65,427,853

----------------------------------------------------------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--4.8%
 Allied Security, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 6.81%, 6/30/10 1,2                                                          5,885,714               5,981,357
----------------------------------------------------------------------------------------------------------------
 Allied Waste Industries, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.95%-5.24%, 12/30/09 1,2                                        7,953,966               8,081,085
----------------------------------------------------------------------------------------------------------------
 Ashtead Group plc, Sr. Sec. Credit Facilities Term Loan, 4.813%,
 11/12/09 1,2                                                                3,000,000               3,046,875
----------------------------------------------------------------------------------------------------------------
 Ionics, Inc., Sr. Sec. Credit Facilities Term Loan, 5.31%, 1/6/11 1,2       4,274,075               4,288,770
----------------------------------------------------------------------------------------------------------------
 Knowledge Learning Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.05%, 12/17/11 1,2                                              5,000,000               5,046,875
----------------------------------------------------------------------------------------------------------------
 National Waterworks, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche C, 5.06%, 11/22/09 1,2                                              5,642,517               5,741,261
----------------------------------------------------------------------------------------------------------------
 NES Rentals Holdings, Inc., Sr. Sec. Credit Facilities
 2nd Lien Term Loan, 8.354%, 8/13/10 1,2                                     6,460,019               6,569,032

22 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                             PRINCIPAL                   VALUE
                                                                                AMOUNT              SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES Continued
 Norwood Promotional Products, Inc., Sr. Sec. Credit Facilities
 Term Loan, Tranche A, 8.75%, 8/16/09 1,2                                  $11,194,293            $ 10,858,464
----------------------------------------------------------------------------------------------------------------
 Outsourcing Solutions, Inc., Sr. Sec. Credit Facilities
 3rd Lien Term Loan, 7.40%, 2/9/09 1,2                                       7,951,314               7,981,131
----------------------------------------------------------------------------------------------------------------
 Outsourcing Solutions, Inc., Sr. Sec. Credit Facilities Revolving
 Credit Loan, Tranche B, 2.50%-5%, 2/9/09 1,2                                   91,116                  91,685
----------------------------------------------------------------------------------------------------------------
 Relizon Co. (The), Sr. Sec. Credit Facilities Term Loan:
 Tranche B, 5.33%-5.54%, 2/23/11 1,2                                         6,502,663               6,522,985
 Tranche B1, 5.33%, 2/20/11 1,2                                                354,918                 356,027
----------------------------------------------------------------------------------------------------------------
 TransFirst Holdings, Inc., Sr. Sec. Credit Facilities
 1st Lien Term Loan, Tranche A, 6.063%, 6/16/10 1,2                          6,440,000               6,484,275
----------------------------------------------------------------------------------------------------------------
 TRM Corp., Sr. Sec. Credit Facilities Term Loan, 6.46%, 11/24/10 1,2        9,000,000               9,084,375
----------------------------------------------------------------------------------------------------------------
 U.S. Investigation Services, Inc., Sr. Sec. Credit Facilities
 Term Loan, Tranche C, 6.01%, 1/10/09 2                                     10,766,882              10,901,468
----------------------------------------------------------------------------------------------------------------
 Washington Group International, Inc., Sr. Sec. Credit Facilities
 Term Loan, Tranche B, 4.92%, 7/15/08 1,2                                   11,250,000              11,306,250
                                                                                                ----------------
                                                                                                   102,341,915

----------------------------------------------------------------------------------------------------------------
 INDUSTRIAL CONGLOMERATES--6.4%
 Amsted Industries, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.23%-5.46%, 8/19/10 1,2                                         9,693,358               9,872,084
----------------------------------------------------------------------------------------------------------------
 Blount International, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.15%-5.31%, 8/9/10 2                                           10,945,011              11,131,985
----------------------------------------------------------------------------------------------------------------
 Exide Technologies, Sr. Sec. Credit Facilities Term Loan:
 Tranche EU, 5.875%-6.125%, 5/5/10 1,2                                       5,499,999               5,362,499
 Tranche US, 5.875%-6.125%, 5/5/10 1,2                                       5,499,999               5,362,499
----------------------------------------------------------------------------------------------------------------
 Hillman Group, Inc. (The), Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.50%-6.148%, 3/31/11 1,2                                       16,490,370              16,675,887
----------------------------------------------------------------------------------------------------------------
 Invensys plc, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
 6.09%, 9/5/09 1,2                                                           8,000,000               8,140,000
----------------------------------------------------------------------------------------------------------------
 Joan Fabrics Corp., Sr. Sec. Credit Facilities Term Loan:
 Tranche B, 6.563%, 8/28/05 1,2                                                276,691                 265,623
 Tranche C, 6.813%, 8/28/06 1,2                                                559,241                 536,871
----------------------------------------------------------------------------------------------------------------
 Magnequench, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
 9.92%, 9/30/09 1,2                                                         13,632,931              13,735,178
----------------------------------------------------------------------------------------------------------------
 Metokote Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
 5.73%-5.98%, 8/12/10 1,2                                                    7,770,035               7,906,011
----------------------------------------------------------------------------------------------------------------
 Metokote Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
 8.23%-8.31%, 2/12/11 1,2                                                    3,785,000               3,851,237
----------------------------------------------------------------------------------------------------------------
 Mueller Group (The), Sr. Sec. Credit Facilities Term Loan, 5.15%-6.658%,
 4/22/11 1,2                                                                11,000,000              11,130,625
----------------------------------------------------------------------------------------------------------------
 PP Acquisition Corp., Sr. Sec. Credit Facilities Term Loan, 4.828%,
 11/12/11 1,2                                                                8,959,987               9,094,387

23 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

                                                                             PRINCIPAL                   VALUE
                                                                                AMOUNT              SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
 INDUSTRIAL CONGLOMERATES Continued
 Roller Bearing Co. of America, Inc., Sr. Sec. Credit Facilities
 Term Loan, 6.193%-7.75%, 12/29/10 1,2                                    $  9,949,999           $   9,974,875
----------------------------------------------------------------------------------------------------------------
 Sensus Metering System, Inc., Sr. Sec. Credit Facilities Term Loan:
 Tranche B1, 4.15%-5.403%, 12/17/10 1,2                                     11,165,217              11,237,322
 Tranche B2, 4.15%-5.403%, 12/17/10 1,2                                      1,674,783               1,685,598
----------------------------------------------------------------------------------------------------------------
 Tinnerman Palnut Engineered Products LLC, Sr. Sec. Credit Facilities
 1st Lien Term Loan, 5.67%-5.89%, 11/5/09 1,2                               11,000,000              11,110,000
                                                                                                ----------------
                                                                                                   137,072,681

----------------------------------------------------------------------------------------------------------------
 MACHINERY--0.4%
 Gleason Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
 5.13%-5.299%, 7/23/11 1,2                                                   8,000,000               8,100,000
                                                                                                ----------------
                                                                                                     8,100,000

----------------------------------------------------------------------------------------------------------------
 MARINE--1.3%
 American Commercial Lines LLC, Sr. Sec. Credit Facilities Term Loan,
 Tranche A, 6.50%-8.137%, 1/12/10 1,2                                       15,833,248              15,922,311
----------------------------------------------------------------------------------------------------------------
 Great Lakes Dredge & Dock Co., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.49%-6.60%, 12/22/10 1,2                                       11,106,137              11,106,137
                                                                                                ----------------
                                                                                                    27,028,448

----------------------------------------------------------------------------------------------------------------
 ROAD & RAIL--0.9%
 Amerco, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche A, 6.30%,
 2/27/09 1,2                                                                 4,682,602               4,790,888
----------------------------------------------------------------------------------------------------------------
 Performance Trans Services, Sr. Sec. Credit Facilities
 1st Lien Term Loan, Tranche B, 6.84%, 12/6/11 1,2                           9,130,435               9,130,435
----------------------------------------------------------------------------------------------------------------
 Performance Trans Services, Sr. Sec. Credit Facilities
 Letter of Credit Loan, 6.79%, 12/6/09 1,2                                   5,869,565               5,869,565
                                                                                                ----------------
                                                                                                    19,790,888

----------------------------------------------------------------------------------------------------------------
 TRANSPORTATION INFRASTRUCTURE--0.2%
 Environmental Systems Products, Inc., Sr. Sec. Credit Facilities
 1st Lien Term Loan, Tranche B, 5.90%-6.23%, 11/6/08 1,2                     2,128,988               2,155,600
----------------------------------------------------------------------------------------------------------------
 Environmental Systems Products, Inc., Sr. Sec. Credit Facilities
 2nd Lien Term Loan, 12.40%-12.73%, 11/6/10 1,2                              2,000,001               2,067,501
                                                                                                ----------------
                                                                                                     4,223,101

----------------------------------------------------------------------------------------------------------------
 INFORMATION TECHNOLOGY--1.1%
----------------------------------------------------------------------------------------------------------------
 COMPUTERS & PERIPHERALS--0.1%
 VeriFone, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.73%,
 12/31/11 1,2                                                                2,000,000               2,063,750
----------------------------------------------------------------------------------------------------------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS--1.0%
 Amkor Technology, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
 Tranche B, 6.86%, 10/27/10 1,2                                              9,000,000               9,307,503

24 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                             PRINCIPAL                   VALUE
                                                                                AMOUNT              SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS Continued
 Viasystems, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche C,
 6.49%-6.69%, 9/30/09 1,2                                                  $12,000,000          $   12,090,000
                                                                                                ----------------
                                                                                                    21,397,503

----------------------------------------------------------------------------------------------------------------
 MATERIALS--10.5%
----------------------------------------------------------------------------------------------------------------
 CHEMICALS--5.7%
 Brenntag AG, Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.73%,
 2/27/12 1,2                                                                 5,000,000               5,049,500
----------------------------------------------------------------------------------------------------------------
 Celanese AG, Sr. Sec. Credit Facilities Term Loan, Tranche B,
 4/6/11 1,2,3                                                                5,000,000               5,018,750
----------------------------------------------------------------------------------------------------------------
 Celanese Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B Add-On,
 4/11/11 1,2,3                                                              11,125,894              11,334,504
----------------------------------------------------------------------------------------------------------------
 Celanese Corp., Sr. Sec. Credit Facilities Term Loan, Delayed Draw,
 Tranche C, 1/11/11 1,2,3                                                    2,874,106               2,906,440
----------------------------------------------------------------------------------------------------------------
 Cognis Deutschland GmbH & Co. KG, Sr. Sec. Credit Facilities 2nd Lien
 Term Loan, Tranche C, 7.223%, 4/21/13 1,2                                   3,000,000               3,133,125
----------------------------------------------------------------------------------------------------------------
 Cognis Deutschland GmbH & Co. KG, Sr. Sec. Credit Facilities Term Loan:
 Tranche B1, 5.44%, 4/21/12 1,2                                              1,916,513               1,926,000
 Tranche B4, 5.44%, 4/21/12 1,2                                              1,361,808               1,368,549
 Tranche C1, 5.94%, 5/12/13 1,2                                              4,669,466               4,703,203
----------------------------------------------------------------------------------------------------------------
 Crompton Corp., Sr. Sec. Credit Facilities Letter of Credit Term Loan,
 5.48%, 8/20/09 1,2                                                          5,000,000               5,028,125
----------------------------------------------------------------------------------------------------------------
 Crompton Corp., Sr. Sec. Credit Facilities Term Loan, 7.67%, 8/1/10 1,2     5,000,000               5,437,500
----------------------------------------------------------------------------------------------------------------
 Huntsman Corp. LLC, Sr. Sec. Credit Facilities Term Loan, 6.05%,
 3/31/10 2                                                                  25,000,000              25,443,750
----------------------------------------------------------------------------------------------------------------
 Huntsman ICI Chemicals LLC, Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5%, 12/31/10 2                                                  20,962,261              21,292,416
----------------------------------------------------------------------------------------------------------------
 Invista, Inc., Sr. Sec. Credit Facilities Term Loan:
 Tranche B, 5.313%, 4/27/11 1,2                                              5,383,059               5,483,991
 Tranche B2, 5.313%, 4/27/11 1,2                                             2,428,706               2,469,690
----------------------------------------------------------------------------------------------------------------
 Polymer Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
 Tranche B, 5.78%, 4/27/10 1,2                                               2,815,000               2,848,428
----------------------------------------------------------------------------------------------------------------
 Polymer Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
 Tranche C, 8.78%, 4/27/11 1,2                                               3,000,000               3,033,750
----------------------------------------------------------------------------------------------------------------
 Resolution Specialty Materials, Inc., Sr. Sec. Credit Facilities
 Term Loan, Tranche B, 5.188%, 8/2/10 1,2                                    4,987,500               5,070,108
----------------------------------------------------------------------------------------------------------------
 Supresta, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.56%,
 7/20/11 1,2                                                                 5,675,664               5,760,799
----------------------------------------------------------------------------------------------------------------
 Wellman, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.16%,
 1/31/09 1,2                                                                 1,000,000               1,017,917
----------------------------------------------------------------------------------------------------------------
 Wellman, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.91%,
 1/31/10 1,2                                                                 3,000,000               3,083,751
----------------------------------------------------------------------------------------------------------------
 Westlake Chemical Corp., Sr. Sec. Credit Facilities Term Loan,
 4.45%-6.393%, 7/31/10 1,2                                                     335,001                 339,397
                                                                                                ----------------
                                                                                                   121,749,693

25 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

                                                                             PRINCIPAL                   VALUE
                                                                                AMOUNT              SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
 CONSTRUCTION MATERIALS--1.1%
 Builders FirstSource, Sr. Sec. Credit Facilities 1st Lien Term Loan,
 5.58%, 3/4/10 1,2                                                        $  5,458,750          $    5,479,220
----------------------------------------------------------------------------------------------------------------
 Builders FirstSource, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
 11.08%, 9/4/10 1,2                                                          7,000,000               7,113,750
----------------------------------------------------------------------------------------------------------------
 Building Materials Holding Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.313%, 8/13/10 1,2                                              2,462,500               2,480,969
----------------------------------------------------------------------------------------------------------------
 CONTECH Construction Products, Inc., Sr. Sec. Credit Facilities
 Term Loan, Tranche B, 4.94%, 10/19/10 1,2                                   8,000,000               8,135,000
                                                                                                ----------------
                                                                                                    23,208,939

----------------------------------------------------------------------------------------------------------------
 CONTAINERS & PACKAGING--1.6%
 Consolidated Container Co., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.125%, 12/31/08 1,2                                             2,985,000               3,024,178
----------------------------------------------------------------------------------------------------------------
 Graham Packaging Co. LP, Sr. Sec. Credit Facilities Term Loan:
 Tranche B, 5%-5.125%, 9/15/11 1,2                                           6,500,000               6,596,921
 Tranche C, 6.813%, 3/15/12 1,2                                              6,000,000               6,170,250
----------------------------------------------------------------------------------------------------------------
 Graphic Packaging International Corp., Sr. Sec. Credit Facilities
 Term Loan, Tranche B, 5.06%-5.44%, 8/8/10 1,2                               2,737,645               2,787,265
----------------------------------------------------------------------------------------------------------------
 Kerr Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 6.06%-7.377%, 8/13/10 2                                                     5,152,461               5,213,003
----------------------------------------------------------------------------------------------------------------
 Owens-Illinois, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 5.23%, 5/21/08 2                                                            2,564,740               2,611,226
----------------------------------------------------------------------------------------------------------------
 Precise Technology Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
 5.563%, 3/22/11 2                                                           6,808,171               6,861,364
                                                                                                ----------------
                                                                                                    33,264,207

----------------------------------------------------------------------------------------------------------------
 METALS & MINING--1.0%
 International Mill Service, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche C, 5.08%, 12/21/10 1,2                                              8,000,000               8,140,000
----------------------------------------------------------------------------------------------------------------
 James River Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
 9%, 5/31/11 1                                                               5,735,282               5,792,635
----------------------------------------------------------------------------------------------------------------
 Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
 5.559%, 1/31/10 1,2                                                         8,500,000               8,648,750
                                                                                                ----------------
                                                                                                    22,581,385

----------------------------------------------------------------------------------------------------------------
 PAPER & FOREST PRODUCTS--1.1%
 Boise Cascade LLC, Sr. Sec. Credit Facilities Term Loan:
 Tranche B, 4.844%, 10/29/11 2                                              10,986,301              11,143,658
 Tranche C, 4.844%, 10/28/10 1,2                                             5,513,699               5,526,854
----------------------------------------------------------------------------------------------------------------
 SP Newsprint Co., Sr. Sec. Credit Facilities Letter of Credit Term Loan,
 Tranche B2, 5.48%, 1/9/11 2                                                 3,866,667               3,915,000
----------------------------------------------------------------------------------------------------------------
 SP Newsprint Co., Sr. Sec. Credit Facilities Term Loan, Tranche B1,
 5.58%, 1/9/11 1,2                                                           2,073,333               2,110,913
                                                                                                ----------------
                                                                                                    22,696,425

26 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                             PRINCIPAL                   VALUE
                                                                                AMOUNT              SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
 TELECOMMUNICATION SERVICES--8.5%
----------------------------------------------------------------------------------------------------------------
 DIVERSIFIED TELECOMMUNICATION SERVICES--5.8%
 IPC Acquisition Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 6.059%, 8/29/08 1,2                                           $  1,735,352            $  1,761,382
----------------------------------------------------------------------------------------------------------------
 Level 3 Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
 9.375%, 11/30/11 2                                                         20,500,000              21,268,750
----------------------------------------------------------------------------------------------------------------
 McLeodUSA, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 6.42%, 5/30/08 1,2                                                          4,578,160               2,374,920
----------------------------------------------------------------------------------------------------------------
 Qwest Corp., Sr. Sec. Credit Facilities Term Loan, Tranche A, 7.39%,
 6/30/07 2                                                                  30,000,000              31,325,880
----------------------------------------------------------------------------------------------------------------
 VALOR Telecommunications LLC, Sr. Sec. Credit Facilities 1st Lien Term
 Loan, Tranch B, 5.98%-6.078%, 9/23/09 2                                    22,443,750              22,567,662
----------------------------------------------------------------------------------------------------------------
 WestCom Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
 5.41%, 1/15/11 1,2                                                          8,500,000               8,643,438
----------------------------------------------------------------------------------------------------------------
 WestCom Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.66%,
 6/15/11 1,2                                                                12,000,000              12,480,000
----------------------------------------------------------------------------------------------------------------
 WilTel Communications Group, Inc., Sr. Sec. Credit Facilities 1st Lien
 Term Loan, Tranche B, 5.90%-6.06%, 7/20/10 1,2                             14,475,000              14,610,703
----------------------------------------------------------------------------------------------------------------
 XO Communications, Inc., Sr. Sec. Credit Facilities Term Loan, 8.93%,
 7/15/09 1,2                                                                 8,476,119               8,476,119
                                                                                                ----------------
                                                                                                   123,508,854

----------------------------------------------------------------------------------------------------------------
 WIRELESS TELECOMMUNICATION SERVICES--2.7%
 AAT Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.25%-5.26%, 1/12/12 1,2                                        10,500,000              10,644,375
----------------------------------------------------------------------------------------------------------------
 Centennial Cellular Operation Co. LLC, Sr. Sec. Credit Facilities Term
 Loan, Tranche B, 4.92%-5.38%, 1/20/11 2                                    18,091,960              18,254,498
----------------------------------------------------------------------------------------------------------------
 Leap Wireless International, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.943%, 12/1/10 1,2                                             10,000,000              10,020,830
----------------------------------------------------------------------------------------------------------------
 New Skies Satellites NV, Sr. Sec. Credit Facilities Term Loan,
 5.25%-5.438%, 5/4/11 1,2                                                   10,500,000              10,613,747
----------------------------------------------------------------------------------------------------------------
 SBA Senior Finance, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche C, 4.81%-5.52%, 10/31/08 2                                          5,462,525               5,541,049
----------------------------------------------------------------------------------------------------------------
 USA Mobility, Inc., Sr. Sec. Credit Facilities Term Loan, 4.83%,
 11/16/06 1,2                                                                2,285,714               2,302,857
                                                                                                ----------------
                                                                                                    57,377,356

----------------------------------------------------------------------------------------------------------------
 UTILITIES--8.7%
----------------------------------------------------------------------------------------------------------------
 ELECTRIC UTILITIES--7.0%
 Allegheny Energy, Inc., Sr. Sec. Credit Facilities Term Loan:
 Tranche B, 3/8/11 1,2,3                                                     6,000,000               6,119,250
 Tranche B, 4.76%-4.91%, 3/8/11 2                                            7,619,442               7,770,879
----------------------------------------------------------------------------------------------------------------
 Allegheny Energy, Inc., Sr. Sec. Credit Facilities Term Loan,
 5.20%-5.55%, 3/8/07 2                                                       7,500,000               7,537,500
----------------------------------------------------------------------------------------------------------------
 Astoria Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
 6.86%-7.81%, 3/26/12 2                                                     10,000,000              10,237,500

27 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF INVESTMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

                                                                             PRINCIPAL                   VALUE
                                                                                AMOUNT              SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
 ELECTRIC UTILITIES Continued
 Calpine Construction Finance Co. LP, Sr. Sec. Credit Facilities
 1st Lien Term Loan, 8.578%, 8/26/09 1,2                                   $10,904,925          $   11,729,610
----------------------------------------------------------------------------------------------------------------
 KGen Partners LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
 6.578%, 5/25/11 2                                                          19,957,500              20,206,969
----------------------------------------------------------------------------------------------------------------
 Midwest Generation LLC, Sr. Sec. Credit Facilities Term Loan,
 5.47%-5.814%, 4/5/11 1,2                                                   11,657,318              11,839,463
----------------------------------------------------------------------------------------------------------------
 Quachita Power LLC, Sr. Sec. Credit Facilities Term Loan, 5.33%,
 8/30/07 1,2                                                                 6,309,134               6,083,059
----------------------------------------------------------------------------------------------------------------
 Quanta Services, Inc., Sr. Sec. Credit Facilities Term Loan, 5.51%,
 6/19/08 1,2                                                                13,860,000              14,059,238
----------------------------------------------------------------------------------------------------------------
 Riverside Energy Center LLC/Rocky Mountain Energy Center LLC,
 Sr. Sec. Credit Facilities Term Loan, 6.34%-6.38%, 6/22/11 1,2             27,000,000              27,675,000
----------------------------------------------------------------------------------------------------------------
 Tenaska Alabama Partners LP, Sr. Sec. Credit Facilities
 Letter of Credit Term Loan, 5/31/07 1,2,3                                   1,447,981               1,419,021
----------------------------------------------------------------------------------------------------------------
 Tenaska Alabama Partners LP, Sr. Sec. Credit Facilities Term Loan,
 5/31/07 1,2,3                                                              14,552,020              14,260,979
----------------------------------------------------------------------------------------------------------------
 Williams Production Holdings LLC, Sr. Sec. Credit Facilities Term Loan,
 Tranche C, 4.99%, 5/30/08 1,2                                               8,900,400               9,048,743
                                                                                                ----------------
                                                                                                   147,987,211

----------------------------------------------------------------------------------------------------------------
 GAS UTILITIES--0.7%
 Regency Gas Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
 Tranche B, 5.31%-5.53%, 5/9/10 1,2                                         15,500,000              15,790,625
                                                                                                ----------------
                                                                                                    15,790,625

----------------------------------------------------------------------------------------------------------------
 MULTI-UTILITIES & UNREGULATED POWER--1.0%
 Calpine Generating Co. LLC, Sr. Sec. Credit Facilities
 1st Lien Term Loan, Tranche B, 6.14%, 4/1/09 2                             20,000,000              20,502,500
                                                                                                ----------------
 Total Corporate Loans (Cost $2,218,492,927)                                                     2,233,527,928

----------------------------------------------------------------------------------------------------------------
 CORPORATE BONDS AND NOTES--2.5%
----------------------------------------------------------------------------------------------------------------
 Advanstar Communications, Inc., 10.75% Sr. Sec. Nts., 8/15/10               5,000,000               5,650,000
----------------------------------------------------------------------------------------------------------------
 FelCor Lodging LP, 6.874% Sr. Nts., 6/1/11 2                               12,000,000              12,690,000
----------------------------------------------------------------------------------------------------------------
 General Motors Acceptance Corp., 4.56% Nts., 12/1/14 2                      8,000,000               7,651,184
----------------------------------------------------------------------------------------------------------------
 Tenet Healthcare Corp., 5% Sr. Nts., 7/1/07                                 8,000,000               8,180,000
----------------------------------------------------------------------------------------------------------------
 Unova, Inc.:
 6.875% Unsec. Nts., 3/15/05 1                                               8,500,000               8,553,125
 7% Unsec. Nts., 3/15/08 1                                                  10,250,000              10,583,125
                                                                                                ----------------
 Total Corporate Bonds and Notes (Cost $51,709,109)                                                 53,307,434

28 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                                         VALUE
                                                                                SHARES              SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
 PREFERRED STOCKS--0.0%
----------------------------------------------------------------------------------------------------------------
 Superior TeleCom, Inc., 9.50% Cv., Series A, Non-Vtg. 1,4 (Cost $60,318)       60,317          $       48,139

----------------------------------------------------------------------------------------------------------------
 COMMON STOCKS--0.6%
----------------------------------------------------------------------------------------------------------------
 Acterna LLC 1,4                                                               164,221               8,293,161
----------------------------------------------------------------------------------------------------------------
 MCI, Inc.                                                                     214,750               4,142,528
                                                                                                ----------------
 Total Common Stocks (Cost $10,590,858)                                                             12,435,689

                                                                                 UNITS
----------------------------------------------------------------------------------------------------------------
 RIGHTS, WARRANTS AND CERTIFICATES--0.0%
----------------------------------------------------------------------------------------------------------------
 Reliant Energy, Inc. Wts., Exp. 8/25/08  1,4 (Cost $0)                         36,754                 303,221

                                                                             PRINCIPAL
                                                                                AMOUNT
----------------------------------------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS--0.3%
----------------------------------------------------------------------------------------------------------------
 Repurchase agreement (Principal Amount/Value $4,874,000, with a maturity value of $4,874,329) with DB Alex Brown LLC, 2.43%, dated 1/31/05, to be repurchased at $4,874,329 on 2/1/05,
 collateralized by U.S. Treasury Bonds, 9%, 11/15/18, with
 a value of $4,972,740 (Cost $4,874,000)                                 $   4,874,000               4,874,000
----------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $2,285,727,212)                               108.5%          2,304,496,411
----------------------------------------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS                                            (8.5)           (179,920,712)
                                                                       -----------------------------------------
 NET ASSETS                                                                      100.0%         $2,124,575,699
                                                                       =========================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Illiquid security. The aggregate value of illiquid securities as of January
31, 2005 was $1,729,272,932, which represents 81.39% of the Fund's net assets.
See Note 5 of Notes to Financial Statements.
2. Represents the current interest rate for a variable or increasing rate security.
3. This Senior Loan will settle after February 28, 2005, at which time the interest rate will be determined.
4. Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

29 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF ASSETS AND LIABILITIES  Unaudited
--------------------------------------------------------------------------------

 January 31, 2005
-----------------------------------------------------------------------------------------------------------
 ASSETS
-----------------------------------------------------------------------------------------------------------
 Investments, at value (cost $2,285,727,212)--see accompanying statement of investments    $2,304,496,411
-----------------------------------------------------------------------------------------------------------
 Cash                                                                                          15,753,640
-----------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                                              61,168,383
 Shares of beneficial interest sold                                                             6,698,269
 Interest, dividends and principal paydowns                                                     3,083,453
 Other                                                                                             10,667
                                                                                           ----------------
 Total assets                                                                               2,391,210,823

-----------------------------------------------------------------------------------------------------------
 LIABILITIES
-----------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                                                        206,307,854
 Shares of beneficial interest redeemed                                                        58,695,319
 Dividends                                                                                        524,508
 Distribution and service plan fees                                                               442,007
 Interest expense                                                                                 259,403
 Transfer and shareholder servicing agent fees                                                    127,470
 Shareholder communications                                                                        66,837
 Trustees' compensation                                                                             3,095
 Other                                                                                            208,631
                                                                                           ----------------
 Total liabilities                                                                            266,635,124

-----------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                $2,124,575,699
                                                                                           ================

-----------------------------------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
 Par value of shares of beneficial interest                                                $      221,040
-----------------------------------------------------------------------------------------------------------
 Additional paid-in capital                                                                 2,143,438,326
-----------------------------------------------------------------------------------------------------------
 Accumulated net investment income                                                                182,726
-----------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments                                                 (38,035,592)
-----------------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                                                    18,769,199
                                                                                           ----------------
 NET ASSETS                                                                                $2,124,575,699
                                                                                           ================

30 | OPPENHEIMER SENIOR FLOATING RATE FUND

-----------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE
-----------------------------------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $736,718,976 and 76,696,147 shares of beneficial interest outstanding)                             $9.61
 Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)    $9.96
-----------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $326,853,165
 and 34,013,721 shares of beneficial interest outstanding)                                          $9.61
-----------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
 $1,061,003,558 and 110,330,544 shares of beneficial interest outstanding)                          $9.62

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

31 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF OPERATIONS  Unaudited
--------------------------------------------------------------------------------

 For the Six Months Ended January 31, 2005
------------------------------------------------------------------------------------
 INVESTMENT INCOME
------------------------------------------------------------------------------------
 Interest                                                              $53,118,651
------------------------------------------------------------------------------------
 Other income                                                              556,773
------------------------------------------------------------------------------------
 Dividends                                                                 176,026
                                                                       -------------
 Total investment income                                                53,851,450

------------------------------------------------------------------------------------
 EXPENSES
------------------------------------------------------------------------------------
 Management fees                                                         5,590,322
------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                   704,084
 Class B                                                                 1,162,041
 Class C                                                                 3,144,712
------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                   192,807
 Class B                                                                   177,958
 Class C                                                                   304,430
------------------------------------------------------------------------------------
 Shareholder communications:
 Class A                                                                    30,326
 Class B                                                                    42,025
 Class C                                                                    62,486
------------------------------------------------------------------------------------
 Interest expense                                                          222,314
------------------------------------------------------------------------------------
 Custodian fees and expenses                                               188,547
------------------------------------------------------------------------------------
 Trustees' compensation                                                     18,526
------------------------------------------------------------------------------------
 Other                                                                     459,446
                                                                       -------------
 Total expenses                                                         12,300,024
 Less payments and waivers of expenses                                  (1,722,620)
                                                                       -------------
 Net expenses                                                           10,577,404

------------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                  43,274,046

------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN
------------------------------------------------------------------------------------
 Net realized gain on investments                                        2,303,236
------------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                    7,129,713

------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $52,706,995
                                                                       =============

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

32 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    SIX MONTHS             YEAR
                                                                         ENDED            ENDED
                                                              JANUARY 31, 2005         JULY 31,
                                                                   (UNAUDITED)             2004
-------------------------------------------------------------------------------------------------
 OPERATIONS
-------------------------------------------------------------------------------------------------
 Net investment income                                          $   43,274,046   $   35,772,485
-------------------------------------------------------------------------------------------------
 Net realized gain                                                   2,303,236        6,317,694
-------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation                               7,129,713       11,715,595
                                                                ---------------------------------
 Net increase in net assets resulting from operations               52,706,995       53,805,774

-------------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A                                                           (15,310,655)      (7,286,019)
 Class B                                                            (7,455,453)      (8,982,134)
 Class C                                                           (20,283,525)     (15,514,260)

-------------------------------------------------------------------------------------------------
 BENEFICIAL INTEREST TRANSACTIONS
-------------------------------------------------------------------------------------------------
 Net increase in net assets resulting from beneficial
 interest transactions:
 Class A                                                           357,408,133      327,604,102
 Class B                                                            48,196,076      113,330,151
 Class C                                                           440,525,963      397,312,953

-------------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------------
 Total increase                                                    855,787,534      860,270,567
-------------------------------------------------------------------------------------------------
 Beginning of period                                             1,268,788,165      408,517,598
                                                                ---------------------------------
 End of period (including accumulated net investment income
 (loss) of $182,726 and $(41,687), respectively)                $2,124,575,699   $1,268,788,165
                                                                =================================

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

33 | OPPENHEIMER SENIOR FLOATING RATE FUND

STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

 For the Six Months Ended January 31, 2005
----------------------------------------------------------------------------------------
 CASH FLOWS FROM OPERATING ACTIVITIES
----------------------------------------------------------------------------------------
 Net increase in net assets from operations                            $    52,706,995
----------------------------------------------------------------------------------------
 Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
 Purchase of investment securities                                      (3,422,575,136)
 Proceeds from disposition of investment securities                      2,542,626,141
 Premium amortization                                                          908,926
 Discount accretion                                                         (1,596,935)
 Net realized gain on investments                                           (2,303,236)
 Net change in unrealized appreciation on investments                       (7,129,713)
 Decrease in interest, dividend and paydown receivable                       4,207,608
 Increase in other assets                                                       (7,390)
 Increase in payable for accrued expenses                                      211,126
                                                                       -----------------
 Net cash used in operating activities                                    (832,951,614)

----------------------------------------------------------------------------------------
 CASH FLOWS FROM FINANCING ACTIVITIES
----------------------------------------------------------------------------------------
 Proceeds from bank borrowing                                              320,200,000
 Payments on bank borrowing                                               (333,000,000)
 Proceeds from shares sold                                                 943,683,444
 Payment on shares redeemed                                                (80,864,571)
 Cash distributions paid                                                   (13,827,974)
                                                                       -----------------
 Net cash provided by financing activities                                 836,190,899
----------------------------------------------------------------------------------------
 Net increase in cash                                                        3,239,285
----------------------------------------------------------------------------------------
 Cash, beginning balance                                                    12,514,355
                                                                       -----------------
 Cash, ending balance                                                  $    15,753,640
                                                                       =================

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $29,025,178.
Cash paid for interest on bank borrowings--$150,222.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

34 | OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                          SIX MONTHS                                               YEAR
                                               ENDED                                              ENDED
                                    JANUARY 31, 2005                                           JULY 31,
 CLASS A                                 (UNAUDITED)       2004      2003      2002      2001    2000 1
---------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period          $9.56      $9.24     $9.03     $9.51     $9.96    $10.00
---------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                           .26 2      .49       .55       .54       .80       .71
 Net realized and unrealized gain (loss)         .05        .30       .14      (.50)     (.46)     (.04)
                                               ----------------------------------------------------------
 Total from investment operations                .31        .79       .69       .04       .34       .67
---------------------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Dividends from net investment income           (.26)      (.47)     (.48)     (.52)     (.79)     (.71)
---------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $9.61      $9.56     $9.24     $9.03     $9.51    $ 9.96
                                               ==========================================================

---------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 3             3.25%      8.78%     7.91%     0.44%     3.52%     6.94%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)   $736,719   $376,001   $44,028   $33,905   $44,985   $22,421
---------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)          $572,325   $146,224   $35,298   $41,195   $41,457   $ 6,600
---------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment income                          5.33%      5.56%     6.23%     5.84%     8.11%     8.30%
 Total expenses                                 1.08%      1.19%     1.39%     1.42%     1.20%     1.26%
 Expenses after payments and waivers and
 reduction to custodian expenses                0.88%      0.99%     1.19%     1.22%     1.00%     0.87%
---------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          59%       155%        9%       92%       47%       62%

1. For the period from September 8, 1999 (commencement of operations) to July
31, 2000.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

35 | OPPENHEIMER SENIOR FLOATING RATE FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

                                          SIX MONTHS                                               YEAR
                                               ENDED                                              ENDED
                                    JANUARY 31, 2005                                           JULY 31,
 CLASS B                                 (UNAUDITED)       2004      2003      2002      2001    2000 1
---------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period          $9.56      $9.24     $9.04     $9.51     $9.97    $10.00
---------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                           .23 2      .46       .52       .49       .76       .67
 Net realized and unrealized gain (loss)         .05        .28       .11      (.49)     (.47)     (.03)
                                               ----------------------------------------------------------
 Total from investment operations                .28        .74       .63        --       .29       .64
---------------------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Dividends from net investment income           (.23)      (.42)     (.43)     (.47)     (.75)     (.67)
---------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $9.61      $9.56     $9.24     $9.04     $9.51    $ 9.97
                                               ==========================================================

---------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 3             2.97%      8.18%     7.21%     0.05%     2.96%     6.56%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)   $326,853   $277,043  $157,057  $176,760  $220,328   $98,343
---------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)          $308,559   $201,260  $163,238  $206,869  $177,025   $49,122
---------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment income                          4.82%      5.04%     5.70%     5.33%     7.56%     7.80%
 Total expenses                                 1.64%      1.76%     1.93%     1.92%     1.64%     1.76%
 Expenses after payments and waivers and
 reduction to custodian expenses                1.44%      1.56%     1.73%     1.72%     1.44%     1.37%
---------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          59%       155%        9%       92%       47%       62%

1. For the period from September 8, 1999 (commencement of operations) to July
31, 2000.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

36 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                             SIX MONTHS                                               YEAR
                                                  ENDED                                              ENDED
                                       JANUARY 31, 2005                                           JULY 31,
 CLASS C                                    (UNAUDITED)       2004      2003      2002      2001    2000 1
------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period             $9.57      $9.25     $9.04     $9.51     $9.97    $10.00
------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                              .23 2      .45       .52       .50       .76       .67
 Net realized and unrealized gain (loss)            .05        .29       .12      (.50)     (.47)     (.04)
                                                  ----------------------------------------------------------
 Total from investment operations                   .28        .74       .64        --       .29       .63
------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions
 to shareholders:
 Dividends from net investment income              (.23)      (.42)     (.43)     (.47)     (.75)     (.66)
------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                   $9.62      $9.57     $9.25     $9.04     $9.51     $9.97
                                                  ==========================================================

------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 3                2.99%      8.21%     7.35%     0.05%     2.96%     6.51%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)    $1,061,004   $615,744  $207,433  $236,111  $350,126  $194,933
------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)           $  836,329   $346,347  $210,987  $303,123  $323,725  $ 82,761
------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment income                             4.84%      5.05%     5.73%     5.37%     7.60%     7.79%
 Total expenses                                    1.58%      1.71%     1.91%     1.92%     1.65%     1.77%
 Expenses after payments and waivers and
 reduction to custodian expenses                   1.38%      1.51%     1.71%     1.72%     1.45%     1.38%
------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                             59%       155%        9%       92%       47%       62%

1. For the period from September 8, 1999 (commencement of operations) to July
31, 2000.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

37 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer Senior Floating Rate Fund (the Fund) is registered under the
 Investment Company Act of 1940, as amended, as a closed-end management investment company. The Fund seeks as high a level of current income and preservation of capital as is consistent with investing primarily in senior floating rate loans and other debt obligations. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without an initial sales charge but may be subject to an Early Withdrawal Charge. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and
 C shares have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the end of the month in which you purchase them.
    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
 Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on
 NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

38 | OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
 WHEN-ISSUED AND DELAYED DELIVERY SECURITY TRANSACTIONS. The Fund purchases and sells interests in Senior Loans and other portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such interest or securities. These transactions are subject to market fluctuation; the value of the interests in
 Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase prices, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interest or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.
 When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in "when issued" and "delayed delivery"
 purchases, it will do so for the purpose of acquiring interest or securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

--------------------------------------------------------------------------------
 SENIOR LOANS. Under normal market conditions, the Fund will invest at least 80%
 of its net assets (plus borrowings for investment purposes) in floating rate
 Senior Loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan.While most of these loans will be collateralized, the Fund can also under normal market conditions invest up to 10% of its net assets
 (plus borrowings for investment purposes) in uncollateralized floating rate
 Senior Loans.
    Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Senior
 Loans. As a result, many Senior Loans are illiquid, meaning the Fund may not be able to value them accurately or to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
    As of January 31, 2005, securities with an aggregate market value of
 $2,233,527,928, representing 105.1% of the Fund's net assets were comprised of
 Senior Loans, of which $1,681,643,006 representing 79.15% of net assets, were illiquid.

--------------------------------------------------------------------------------
 SECURITY CREDIT RISK. Senior Loans are subject to credit risk. Credit risk relates to the ability of the borrower under a Senior Loan to make interest and principal payments as they become due. The Fund's investments in Senior Loans are subject to risk of default.

--------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated

39 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
 within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
 Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.
    Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
    As of January 31, 2005, the Fund had available for federal income tax purposes an estimated capital loss carryforward of $37,305,263 expiring by
 2013. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. As of January 31, 2005, it is estimated that the Fund will utilize
 $2,529,479 of capital loss carryforward to offset realized capital gains.
 During the year ended July 31, 2004, the Fund did utilize $1,064,614 of capital loss carryforward to offset realized capital gains.

 As of July 31, 2004, the Fund had available for federal income tax purposes post-October losses of $484,476 and unused capital loss carryforwards as follows:
                              EXPIRING
                              ----------------------
                              2010       $13,831,444
                              2011        26,003,298
                                         -----------
                              Total      $39,834,742
                                         ===========

--------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For

40 | OPPENHEIMER SENIOR FLOATING RATE FUND

 purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of
 "Other" within the asset section of the Statement of Assets and Liabilities.
 Deferral of trustees' fees under the plan will not affect the net assets of the
 Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
 INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

--------------------------------------------------------------------------------
 CUSTODIAN FEES. Custodian Fees and Expenses in the Statement of Operations may
 include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts at a rate equal to the
 Federal Funds Rate plus 0.50%. The Reduction to Custodian Expenses line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with U.S.
 generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

41 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 2. SHARES OF BENEFICIAL INTEREST
 The Fund has adopted the following fundamental policies concerning periodic repurchase offers:
    o  The Fund will make periodic Repurchase Offers, pursuant to Rule 23c-3 under the Investment Company Act of 1940 (as that rule may be amended from time to time).
    o  Repurchase offers shall be made at periodic intervals of three months between Repurchase Request Deadlines. The Deadlines will be at the time on a regular business day (normally the last regular business day) in the months of January, April, July and October to be determined by the Fund's
       Board of Trustees.
    o  The Repurchase Pricing Date for a particular Repurchase Offer shall be not more than 14 days after the Repurchase Request Deadline for the
       Repurchase Offer. If that day is not a normal business day, then the
       Repurchase Pricing Date will be the following regular business day.
    Each quarter, the Fund's Board will determine the number of shares that the
 Fund will offer to repurchase in a particular Repurchase Offer. The Repurchase
 Offer Amount will be at least 5% but not more than 25% of the total number of shares of all classes of the Fund (in the aggregate) outstanding on the
 Repurchase Request Deadline. If shareholders tender more than the Repurchase
 Offer Amount for a particular Repurchase Offer, the Fund may repurchase up to an additional 2% of the shares outstanding on the Repurchase Request Deadline.

 For the six months ended January 31, 2005, the Fund extended two Repurchase
 Offers:

                            PERCENTAGE OF       AMOUNT OF
          REPURCHASE   OUTSTANDING SHARES      SHARES THE        NUMBER OF
          REQUEST        THE FUND OFFERED    FUND OFFERED  SHARES TENDERED
          DEADLINES         TO REPURCHASE   TO REPURCHASE    (ALL CLASSES)
          ----------------------------------------------------------------
          October 31, 2004             20%     35,129,386        4,658,458
          January 31, 2005             20      44,231,045        8,526,718

 The Fund is authorized to issue an unlimited number of shares of each class and at the date of this report has registered 200 million shares, par value $0.001 each. Transactions in shares of beneficial interest were as follows:

                   SIX MONTHS ENDED JANUARY 31, 2005      YEAR ENDED JULY 31, 2004
                                SHARES        AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------
 CLASS A
 Sold                       42,154,471  $403,414,439     36,589,676   $346,722,635
 Dividends and/or
 distributions reinvested    1,112,593    10,655,992        559,316      5,301,678
 Repurchased                (5,908,782)  (56,662,298)    (2,575,947)   (24,420,211)
                           --------------------------------------------------------
 Net increase               37,358,282  $357,408,133     34,573,045   $327,604,102
                           ========================================================

42 | OPPENHEIMER SENIOR FLOATING RATE FUND

                   SIX MONTHS ENDED JANUARY 31, 2005      YEAR ENDED JULY 31, 2004
                                SHARES        AMOUNT         SHARES         AMOUNT
------------------------------------------------------------------------------------
 CLASS B
 Sold                        6,889,703  $ 65,925,094     14,652,433   $138,541,892
 Dividends and/or
 distributions reinvested      511,193     4,896,462        597,692      5,649,211
 Repurchased                (2,362,240)  (22,625,480)    (3,264,998)   (30,860,952)
                           ---------------------------------------------------------
 Net increase                5,038,656  $ 48,196,076     11,985,127   $113,330,151
                           =========================================================

------------------------------------------------------------------------------------
 CLASS C
 Sold                       48,792,477  $467,501,971     45,179,360   $428,020,260
 Dividends and/or
 distributions reinvested    1,404,928    13,472,724      1,084,497     10,272,335
 Repurchased                (4,216,981)  (40,448,732)    (4,337,385)   (40,979,642)
                           ---------------------------------------------------------
 Net increase               45,980,424  $440,525,963     41,926,472   $397,312,953
                           =========================================================

--------------------------------------------------------------------------------
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 31, 2005, were
 $1,914,428,751 and $1,049,284,896, respectively.

--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66%
 of the next $200 million, and 0.60% of average annual net assets in excess of
 $800 million.

--------------------------------------------------------------------------------
 ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund. The
 Fund pays OFS a per account fee. For the six months ended January 31, 2005, the
 Fund paid $625,079 to OFS for services to the Fund.

--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's
 Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
 acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
 SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class
 A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
 Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of

43 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
 their customers that hold Class A shares. Any unreimbursed expenses the
 Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has
 adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the
 Distributor a distribution fee (which is deemed to be an "asset-based sales charge") of up to 0.75% of average annual net assets on Class B shares and on
 Class C shares. The Board of Trustees has currently set that fee rate at 0.50%
 of average annual net assets of the respective class per year under each plan but may increase it up to 0.75% in the future. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the Class B or
 Class C plan is terminated by the Fund or by the shareholders of a class, the
 Board of Trustees and its independent trustees must determine whether the
 Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at January 31, 2005 for Class B and Class
 C shares were $6,407,578 and $18,582,302, respectively. Fees incurred by the
 Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
 SALES CHARGES. Front-end sales charges and contingent deferred sales charges
 (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
 Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                         CLASS A         CLASS B        CLASS C
                         CLASS A      CONTINGENT      CONTINGENT     CONTINGENT
                       FRONT-END        DEFERRED        DEFERRED       DEFERRED
                   SALES CHARGES   SALES CHARGES   SALES CHARGES  SALES CHARGES
 SIX MONTHS          RETAINED BY     RETAINED BY     RETAINED BY    RETAINED BY
 ENDED               DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR    DISTRIBUTOR
--------------------------------------------------------------------------------
 January 31, 2005       $658,913          $6,358        $155,375       $107,775

--------------------------------------------------------------------------------
 PAYMENTS AND WAIVERS OF EXPENSES. The Manager has voluntarily agreed to reduce its management fee by 0.20% of average annual net assets. As a result of this agreement, the Fund was reimbursed $1,722,620 for the six months ended January
 31, 2005. It can amend or terminate that voluntary waiver at any time.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or terminated at any time.

44 | OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
 5. ILLIQUID SECURITIES
 As of January 31, 2005, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Most
 Senior Loans and many of the Fund's other investments are illiquid.

--------------------------------------------------------------------------------
 6. LOAN COMMITMENTS
 Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $18,548,429 at January 31, 2005. These commitments are subject to funding based on the borrower's discretion. The Fund is obligated to fund these commitments at the time of the request by the borrower. The Fund generally will maintain with its custodian, short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.

--------------------------------------------------------------------------------
 7. BORROWINGS
 The Fund can borrow money in an amount up to 33 1/3% of its total assets (after counting the assets purchased with the amount borrowed). The Fund may borrow if necessary to obtain short-term credit to allow it to repurchase shares during
 Repurchase Offers, to manage cash flows, and to fund additional purchase commitments under Senior Loans. The Fund may also borrow to acquire additional investments (a technique known as "leverage"). Until terminated on January 21,
 2005, the Fund had entered into an agreement which enabled it to participate with certain other Oppenheimer funds in a committed, unsecured line of credit with a bank, which permitted borrowings up to $540 million, collectively, of which commitment $80 million was allocated to the Fund. Interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.
    Effective January 21, 2005, the Fund entered into a Revolving Credit and
 Security Agreement (the "Agreement") with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $800 million, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (2.4038% as of January 31, 2005). The Fund pays additional fees of 0.30% per annum on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of a 0.13% per annum commitment fee for a liquidity backstop facility with respect to the $800 million facility size.
    For the six month period ended January 31, 2005, the average daily loan balance was $11,668,478 at an average daily interest rate of 2.515%. The Fund had no borrowings outstanding at January 31, 2005. The Fund had gross borrowings and gross loan repayments

45 | OPPENHEIMER SENIOR FLOATING RATE FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 7. BORROWINGS Continued
 of $320,200,000 and $333,000,000, respectively, during the six months ended
 January 31, 2005. The maximum amount of borrowings outstanding at any month-end during the six month period ended January 31, 2005 was $3,000,000. The Fund paid $11,669 in fees and $150,222 in interest during the six months ended
 January 31, 2005.

--------------------------------------------------------------------------------
 8. LITIGATION
 A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, the
 "Oppenheimer defendants"), as well as 51 of the Oppenheimer funds (as "Nominal
 Defendants") including the Fund, 31 present and former Directors or Trustees and 9 present and former officers of the funds. This complaint, initially filed in the U.S. District Court for the Southern District of New York on January 10,
 2005 and amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints. Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of assets of the funds to make those payments in violation of the
 Investment Company Act of 1940 and the Investment Advisers Act of 1940. Also,
 like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the Officers breached their fiduciary duties to shareholders of the funds under the
 Investment Company Act of 1940 and at common law. The complaint seeks unspecified compensatory and punitive damages, rescission of the funds'
 investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.
    The Oppenheimer defendants believe that the allegations contained in the
 Complaints are without merit and that they, the funds named as Nominal
 Defendants, and the Directors/Trustees of those funds have meritorious defenses against the claims asserted. The Oppenheimer defendants intend to defend these lawsuits vigorously and to contest any claimed liability. The Oppenheimer defendants believe that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

46 | OPPENHEIMER SENIOR FLOATING RATE FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the
 Fund. A description of the Fund's Portfolio Proxy Voting Policies and
 Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at
 www.oppenheimerfunds.com, and (iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form
 N-PX filing on the SEC's website at www.sec.gov.
    The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The
 Fund's Form N-Q filings are available on the SEC's website at www.sec.gov.
 Those forms may be reviewed and copied at the SEC's Public Reference Room in
 Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

47 | OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
 OPPENHEIMER SENIOR FLOATING RATE FUND:
 We have audited the accompanying statement of assets and liabilities of
 Oppenheimer Senior Floating Rate Fund, including the statement of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented.
 These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with the standards of the Public
 Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
 Oppenheimer Senior Floating Rate Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

 DELOITTE & TOUCHE LLP

 Denver, Colorado
 September 21, 2004

OPPENHEIMER SENIOR FLOATING RATE FUND
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  July 31, 2004
--------------------------------------------------------------------------------

                                                                                                        PRINCIPAL          VALUE
                                                                                                           AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
 CORPORATE LOANS--111.0%
------------------------------------------------------------------------------------------------------------------------------------
 CONSUMER DISCRETIONARY--34.0%
------------------------------------------------------------------------------------------------------------------------------------
 AUTO COMPONENTS--8.2%
 Collins & Aikman Corp., Sr. Sec. Credit Facilities Letter of Credit
 Term Loan, 6%, 12/31/05 1,2                                                                          $ 2,456,140   $  2,480,702
------------------------------------------------------------------------------------------------------------------------------------
 Collins & Aikman Corp., Sr. Sec. Credit Facilities Term Loan:
 Tranche A1, 6%, 12/31/05 1,2                                                                           1,488,036      1,490,826
 Tranche B, 7.75%, 12/21/05 1,2                                                                         1,348,383      1,362,541
------------------------------------------------------------------------------------------------------------------------------------
 Exide Technologies, Sr. Sec. Credit Facilities Term Loan:
 Tranche US, 4.813%, 12/31/08 1,2                                                                       3,000,000      3,026,250
 Tranche EU, 4.813%, 12/31/08 1,2                                                                       3,000,000      3,013,125
------------------------------------------------------------------------------------------------------------------------------------
 Federal Mogul Corp., Sr. Sec. Credit Facilities Pre-petition Revolving
 Credit Loan, Tranche B, 2/24/05 1,2,4                                                                  5,353,185      4,976,792
------------------------------------------------------------------------------------------------------------------------------------
 Federal Mogul Corp., Sr. Sec. Credit Facilities Term Loan, Debtor in
 Possession, Tranche B, 4.313%-4.50%, 2/6/05 1,2                                                        3,838,162      3,871,746
------------------------------------------------------------------------------------------------------------------------------------
 Goodyear Tire & Rubber Co. (The), Sr. Sec. Credit Facilities 1st Lien
 Asset-Backed Loan, 5.179%, 3/31/06 1,2                                                                 2,000,000      2,014,376
------------------------------------------------------------------------------------------------------------------------------------
 Goodyear Tire & Rubber Co. (The), Sr. Sec. Credit Facilities 2nd Lien
 Asset-Backed Loan, 6.059%, 3/31/06 1,2                                                                 5,000,000      5,064,065
------------------------------------------------------------------------------------------------------------------------------------
 Goodyear Tire & Rubber Co. (The), Sr. Sec. Credit Facilities Revolving
 Credit Loan, 1%, 4/30/05 1,2                                                                           5,000,000      4,987,500
------------------------------------------------------------------------------------------------------------------------------------
 Grand Vehicle Works Holdings Corp., Sr. Sec. Credit Facilities 1st Lien
 Term Loan, Tranche B, 7/30/11 1,2,4                                                                   10,000,000      9,987,500
------------------------------------------------------------------------------------------------------------------------------------
 Mark IV Industries, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.57%-4.87%, 6/23/11 1,2                                                                   10,000,000     10,165,630
------------------------------------------------------------------------------------------------------------------------------------
 Meridian Automotive Systems, Inc., Sr. Sec. Credit Facilities
 1st Lien Term Loan:
 Tranche B, 3/23/10 1,2,4                                                                               2,000,000      1,997,500
 Tranche B, 6%-6.086%, 3/23/10 2                                                                        7,481,250      7,471,898
------------------------------------------------------------------------------------------------------------------------------------
 Metaldyne Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche D, 5.875%, 12/31/09 2                                                                          7,129,963      7,143,332
------------------------------------------------------------------------------------------------------------------------------------
 Progressive Group of Cos., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 6.639%, 8/11/07 1,2                                                                         2,547,564      2,565,079
------------------------------------------------------------------------------------------------------------------------------------
 Safelite Glass Corp., Sr. Sec. Credit Facilities Term Loan:
 Tranche A, 4.98%, 12/17/07 1,2                                                                         1,315,954      1,266,606
 Tranche B, 5.48%, 12/17/07 1,2                                                                         2,115,296      2,035,972
------------------------------------------------------------------------------------------------------------------------------------
 Tenneco Automotive, Inc., Sr. Sec. Credit Facilities Letter of
 Credit Term Loan, Tranche B, 4.36%, 12/12/08 1,2                                                       1,551,724      1,583,728
------------------------------------------------------------------------------------------------------------------------------------
 Tenneco Automotive, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.253%, 12/12/10 1,2                                                                        3,431,034      3,498,942
------------------------------------------------------------------------------------------------------------------------------------
 TI Automotive Ltd., Sr. Sec. Credit Facilities Term Loan,
 Tranche C, 4.838%, 6/7/11 2                                                                           10,130,000     10,186,981
------------------------------------------------------------------------------------------------------------------------------------
 Tower Automotive, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
 Tranche B, 5.82%, 5/24/09 2                                                                            8,000,000      8,026,664

14 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                                        PRINCIPAL          VALUE
                                                                                                           AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
 AUTO COMPONENTS Continued
 Transportation Technologies Industry, Inc., Sr. Sec. Credit Facilities
 1st Lien Term Loan, 4.985%-5.36%, 3/14/09 1,2                                                        $ 1,995,000   $  2,009,962
------------------------------------------------------------------------------------------------------------------------------------
 Transportation Technologies Industry, Inc., Sr. Sec. Credit Facilities
 2nd Lien Term Loan, Tranche B, 8.75%, 3/14/09 1,2                                                      4,000,000      4,072,500
                                                                                                                    ----------------
                                                                                                                     104,300,217

------------------------------------------------------------------------------------------------------------------------------------
 HOTELS, RESTAURANTS & LEISURE--5.4%
 Aladdin Gaming LLC, Sr. Sec. Credit Facilities Term Loan,
 Tranche C, 2.946%, 2/26/08 1,2                                                                         4,000,000      4,020,000
------------------------------------------------------------------------------------------------------------------------------------
 AMF Bowling Worldwide, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.15%-4.67%, 8/5/09 1,2                                                                     2,743,125      2,769,700
------------------------------------------------------------------------------------------------------------------------------------
 Buffets, Inc., Sr. Sec. Credit Facilities Term Loan:
 Tranche B, 4.59%, 2/24/11 2                                                                            7,573,771      7,709,864
 Tranche B, 4.98%, 2/24/11 1,2                                                                          2,621,861      2,668,974
------------------------------------------------------------------------------------------------------------------------------------
 Caribbean Restaurants LLC, Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.617%, 5/25/09 2                                                                           9,000,000      9,123,750
------------------------------------------------------------------------------------------------------------------------------------
 CKE Restaurants, Inc., Sr. Sec. Credit Facilities Term Loan, 4.375%, 5/28/10 1,2                       6,605,487      6,729,340
------------------------------------------------------------------------------------------------------------------------------------
 Felcor Lodging LP, Sr. Sec. Credit Facilities Floating Rate Nts., 5.84%, 6/1/11 1,2                   12,000,000     12,030,000
------------------------------------------------------------------------------------------------------------------------------------
 Global Cash Access LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 4.23%, 3/10/10 1,2            2,962,500      3,012,492
------------------------------------------------------------------------------------------------------------------------------------
 Green Valley Gaming Enterprises, Inc., Sr. Sec. Credit Facilities
 Term Loan, Tranche B, 4.336%, 12/22/10 1,2                                                             1,492,500      1,511,156
------------------------------------------------------------------------------------------------------------------------------------
 Metro-Goldwyn-Mayer Studios, Inc., Sr. Sec. Credit Facilities
 Term Loan, Tranche B, 3.98%, 4/26/11 1,2                                                               2,000,000      2,012,000
------------------------------------------------------------------------------------------------------------------------------------
 Pinnacle Entertainment, Inc., Sr. Sec. Credit Facilities Term Loan,
 1.25%-4.98%, 12/15/09 1,2                                                                              1,751,702      1,777,614
------------------------------------------------------------------------------------------------------------------------------------
 Scientific Games Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche D, 3.98%-4.08%, 11/1/09 1,2                                                                    4,775,005      4,842,652
------------------------------------------------------------------------------------------------------------------------------------
 Wyndam International, Inc., Sr. Sec. Credit Facilities Term Loan:
 Tranche I, 6.125%, 6/30/06 1,2                                                                         6,167,984      6,127,781
 Tranche II, 7.125%, 4/1/06 1,2                                                                         3,858,887      3,848,897
                                                                                                                    ----------------
                                                                                                                      68,184,220

------------------------------------------------------------------------------------------------------------------------------------
 HOUSEHOLD DURABLES--0.7%
 Sealy Mattress Co., Sr. Unsec. Credit Facilities Floating Rate Nts.,
 5.973%, 4/5/13 1,2                                                                                     2,000,000      2,045,000
------------------------------------------------------------------------------------------------------------------------------------
 Simmons Co., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 4.125%-4.688%, 12/15/11 1,2                                                                            2,937,777      2,987,352
------------------------------------------------------------------------------------------------------------------------------------
 Springs Industries, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.625%, 9/5/08 1,2                                                                          3,952,997      4,003,232
                                                                                                                    ----------------
                                                                                                                       9,035,584

15 | OPPENHEIMER SENIOR FLOATING RATE FUND
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                        PRINCIPAL          VALUE
                                                                                                           AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
 LEISURE EQUIPMENT & PRODUCTS--0.4%
 24 Hour Fitness, Inc., Sr. Sec. Credit Facilities Term Loan,
 5.125%-5.375%, 11/4/09 1,2                                                                           $ 5,472,500   $  5,540,906
------------------------------------------------------------------------------------------------------------------------------------
 MEDIA--15.9%
 Adams Outdoor Advertising, Inc., Sr. Sec. Credit Facilities
 2nd Lien Term Loan, 5.13%, 4/15/12 1,2                                                                 3,000,000      3,046,875
------------------------------------------------------------------------------------------------------------------------------------
 American Reprographics Co., Sr. Sec. Credit Facilities
 2nd Lien Term Loan, 8.625%, 12/18/09 1,2                                                               9,000,000      9,360,000
------------------------------------------------------------------------------------------------------------------------------------
 Atlantic Broadband LLC, Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.61%, 9/1/11 1,2                                                                           4,000,000      4,064,376
------------------------------------------------------------------------------------------------------------------------------------
 Baker & Taylor Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
 8.39%, 5/10/11 1,2                                                                                     6,000,000      6,000,000
------------------------------------------------------------------------------------------------------------------------------------
 Carmike Cinemas, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
 4.41%, 2/4/09 1,2                                                                                      5,806,660      5,948,198
------------------------------------------------------------------------------------------------------------------------------------
 Cebridge Connections Holding LLC, Sr. Sec. Credit Facilities
 2nd Lien Term Loan, Tranche C, 8%-9.098%, 2/23/10 1,2                                                 16,459,999     16,336,550
------------------------------------------------------------------------------------------------------------------------------------
 Century-TCI California LP, Sr. Sec. Credit Facilities Revolving
 Credit Loan, 4.18%, 12/31/07 1,2                                                                       5,337,500      5,280,314
------------------------------------------------------------------------------------------------------------------------------------
 Century-TCI California LP, Sr. Sec. Credit Facilities Term Loan,
 4.18%, 12/31/07 1,2                                                                                    6,662,500      6,591,118
------------------------------------------------------------------------------------------------------------------------------------
 Charter Communications Operating LLC, Sr. Sec. Credit Facilities Term Loan:
 Tranche A, 4.67%, 4/27/10 2                                                                           10,000,000      9,763,190
 Tranche B, 4.92%, 4/27/11 2                                                                           11,500,000     11,358,412
------------------------------------------------------------------------------------------------------------------------------------
 Cinemark, Inc., Sr. Sec. Credit Facilities Term Loan, 3.43%-3.63%, 3/31/11 1,2                           997,500      1,011,839
------------------------------------------------------------------------------------------------------------------------------------
 Cinram International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
 Tranche C, 7.09%, 4/10/10 2                                                                            9,448,093      9,563,246
------------------------------------------------------------------------------------------------------------------------------------
 Cygnus Business Media, Sr. Sec. Credit Facilities Term Loan, Tranche B,
 7.131%, 6/30/10 1,2                                                                                    5,000,000      4,987,500
------------------------------------------------------------------------------------------------------------------------------------
 F&W Publications, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
 Tranche C, 7.68%, 12/6/10 1,2                                                                          3,000,000      3,028,125
------------------------------------------------------------------------------------------------------------------------------------
 F&W Publications, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 4.93%, 1/31/10 1,2                                                                                     4,118,175      4,161,931
------------------------------------------------------------------------------------------------------------------------------------
 Fisher Broadcasting, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 5.47%, 2/28/10 1,2                                                                                     1,271,673      1,274,852
------------------------------------------------------------------------------------------------------------------------------------
 Frontiervision Operating Partners LP, Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.775%, 3/31/06 1,2                                                                         8,997,894      9,011,013
------------------------------------------------------------------------------------------------------------------------------------
 GT Brands LLC, Sr. Sec. Credit Facilities Term Loan, Tranche A,
 9.098%, 9/6/07 1,2                                                                                     3,413,352      3,413,352
------------------------------------------------------------------------------------------------------------------------------------
 Herald Media, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
 Tranche B, 4.05%, 7/31/11 1,2                                                                          3,500,000      3,543,750
------------------------------------------------------------------------------------------------------------------------------------
 Insight Communications Co., Inc., Sr. Sec. Credit Facilities Term Loan:
 Tranche B, 3.938%, 12/31/09 1,2                                                                        1,492,500      1,516,856
 Tranche B Add-On, 3.938%, 12/31/09 1,2                                                                 1,492,500      1,516,856

16 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                                        PRINCIPAL          VALUE
                                                                                                           AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
 MEDIA Continued
 Loews Cineplex Entertainment Corp., Sr. Sec. Credit Facilities Term Loan,
 5.656%, 7/8/11 1,2                                                                                   $ 8,000,000   $  8,016,248
------------------------------------------------------------------------------------------------------------------------------------
 Mitchell International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
 6.393%, 7/20/11 1,2                                                                                    4,000,000      4,042,500
------------------------------------------------------------------------------------------------------------------------------------
 Mitchell International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
 7/20/12 1,2,4                                                                                          2,500,000      2,506,250
------------------------------------------------------------------------------------------------------------------------------------
 Nep, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
 5.70%, 12/31/10 1,2                                                                                    1,500,000      1,515,938
------------------------------------------------------------------------------------------------------------------------------------
 Network Commerce, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 5.37%-5.47%, 6/22/11 1,2                                                                               4,000,000      4,045,000
------------------------------------------------------------------------------------------------------------------------------------
 Regal Cinemas, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 3.49%-3.696%, 10/19/10 2                                                                              13,057,159     13,228,534
------------------------------------------------------------------------------------------------------------------------------------
 TransWestern Publishing Company LLC, Sr. Sec. Credit Facilities
 2nd Lien Term Loan, 4.90%-5.23%, 2/25/12 1,2                                                           12,978,750    13,169,382
------------------------------------------------------------------------------------------------------------------------------------
 United Pan-Europe Communications NV, Sr. Sec. Credit Facilities Term Loan,
 Tranche C-2, 6.65%-7.381%, 3/31/09 1,2                                                                15,547,000     15,697,619
------------------------------------------------------------------------------------------------------------------------------------
 Vutek, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 6.639%, 6/24/11 1,2                      7,000,000      7,065,625
------------------------------------------------------------------------------------------------------------------------------------
 XM Satellite Radio, Inc., Sr. Sec. Credit Facilities Term Loan, 6.65%, 5/1/09 1,2                      9,000,000      9,135,000
------------------------------------------------------------------------------------------------------------------------------------
 Yankee Holdings LP, Sr. Sec. Credit Facilities Term Loan, 3.86%-4.15%, 6/4/07 1,2                      2,000,001      2,024,999
                                                                                                                    ----------------
                                                                                                                     201,225,448

------------------------------------------------------------------------------------------------------------------------------------
 SPECIALTY RETAIL--3.0%
 Bear Creek Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.08%, 6/15/10 1,2                    3,500,000      3,552,500
------------------------------------------------------------------------------------------------------------------------------------
 Getty Petroleum Marketing, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.84%, 5/19/10 2                                                                            7,500,000      7,626,563
------------------------------------------------------------------------------------------------------------------------------------
 Harbor Freight Tools, Sr. Sec. Credit Facilities Term Loan:
 Tranche B, 6/24/10 1,2,4                                                                               3,000,000      3,036,564
 Tranche B, 4.16%, 6/24/10 1,2                                                                          2,500,000      2,530,470
------------------------------------------------------------------------------------------------------------------------------------
 Hollywood Entertainment Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.97%-6.639%, 1/20/08 2                                                                     5,000,000      5,029,165
------------------------------------------------------------------------------------------------------------------------------------
 Oriental Trading Co., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 4.375%, 7/9/09 2                                                                                       8,533,985      8,624,658
------------------------------------------------------------------------------------------------------------------------------------
 Savers, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
 7.377%, 7/15/09 1,2                                                                                    7,000,000      7,043,750
                                                                                                                    ----------------
                                                                                                                      37,443,670

------------------------------------------------------------------------------------------------------------------------------------
 TEXTILES, APPAREL & LUXURY GOODS--0.4%
 Levi Strauss & Co., Sr. Sec. Credit Facilities Term Loan, Tranche A,
 8.875%, 9/29/09 1,2                                                                                    1,990,000      2,139,250
------------------------------------------------------------------------------------------------------------------------------------
 Maidenform, Inc., Sr. Sec. Credit Facilities Term Loan, 4.639%, 5/21/10 1,2                            3,000,000      3,056,250
                                                                                                                    ----------------
                                                                                                                       5,195,500

17 | OPPENHEIMER SENIOR FLOATING RATE FUND
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                        PRINCIPAL          VALUE
                                                                                                           AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
 CONSUMER STAPLES--10.8%
------------------------------------------------------------------------------------------------------------------------------------
 BEVERAGES--0.3%
 Le*Nature's, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 5.375%-5.875%, 5/20/10 1,2                                                                           $ 3,984,999   $  4,039,794
------------------------------------------------------------------------------------------------------------------------------------
 FOOD & STAPLES RETAILING--1.0%
 Jean Coutu Group, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 3.75%, 6/30/11 1,2                                                                          6,000,000      6,069,114
------------------------------------------------------------------------------------------------------------------------------------
 The Pantry, Inc., Sr. Sec. Credit Facilities Term Loan, 4.23%, 2/18/11 2                               5,930,435      6,019,391
                                                                                                                    ----------------
                                                                                                                      12,088,505

------------------------------------------------------------------------------------------------------------------------------------
 FOOD PRODUCTS--5.2%
 American Seafoods Group LLC, Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.73%, 3/31/09 1,2                                                                          5,052,714      5,074,819
------------------------------------------------------------------------------------------------------------------------------------
 Atkins Nutritionals, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
 7.34%, 12/1/09 1,2                                                                                     8,000,000      7,820,000
------------------------------------------------------------------------------------------------------------------------------------
 Atkins Nutritionals, Inc., Sr. Sec. Credit Facilities Term Loan, 4.84%, 11/26/09 2                     3,842,812      3,775,563
------------------------------------------------------------------------------------------------------------------------------------
 B&G Foods, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 6.393%, 8/26/09 1,2                                                                                    1,488,750      1,499,916
------------------------------------------------------------------------------------------------------------------------------------
 EAS, Inc., Sr. Sec. Credit Facilities Term Loan, 5.758%, 5/13/09 2                                     6,000,000      5,985,000
------------------------------------------------------------------------------------------------------------------------------------
 Interstate Bakeries Corp., Sr. Sec. Credit Facilities Revolving Credit Loan,
 0.50%-4.625%, 7/19/06 1,2                                                                              4,391,171      4,230,159
------------------------------------------------------------------------------------------------------------------------------------
 Interstate Bakeries Corp., Sr. Sec. Credit Facilities Term Loan:
 Tranche A, 4.258%-4.56%, 7/19/06 1,2                                                                   4,091,645      4,002,991
 Tranche B, 4.67%-4.836%, 7/19/07 1,2                                                                   1,785,143      1,748,324
------------------------------------------------------------------------------------------------------------------------------------
 Land O'Lakes, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 4.73%, 10/11/08 1,2                                                                                    2,628,204      2,674,744
------------------------------------------------------------------------------------------------------------------------------------
 Leiner Health Products, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.59%-4.89%, 5/26/11 1,2                                                                    4,000,000      4,070,000
------------------------------------------------------------------------------------------------------------------------------------
 Luigino's, Inc., Sr. Sec. Credit Facilities Term Loan:
 Tranche B, 4/2/11 1,2,4                                                                                1,995,000      2,027,419
 Tranche B, 4.313%-4.50%, 4/2/11 1,2                                                                    4,488,750      4,561,692
------------------------------------------------------------------------------------------------------------------------------------
 Meow Mix, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
 5.84%-6.12%, 10/10/09 1,2                                                                              4,983,530      4,971,071
------------------------------------------------------------------------------------------------------------------------------------
 Meow Mix, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
 8.84%, 10/10/09 1,2                                                                                    4,000,000      3,947,500
------------------------------------------------------------------------------------------------------------------------------------
 Michael Foods, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche C,
 5.214%, 11/21/11 1,2                                                                                   2,300,000      2,367,563
------------------------------------------------------------------------------------------------------------------------------------
 Nellson Nutraceutical, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
 7.09%, 4/11/10 1,2                                                                                     3,500,000      3,482,500
------------------------------------------------------------------------------------------------------------------------------------
 Nellson Nutraceutical, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 4.59%, 10/4/09 1,2                                                                                     3,820,025      3,820,025
                                                                                                                    ----------------
                                                                                                                      66,059,286

18 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                                        PRINCIPAL          VALUE
                                                                                                           AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
 HOUSEHOLD PRODUCTS--1.9%
 Amscan Holdings, Inc., Sr. Sec. Credit Facilities Term Loan,
 4.13%-4.591%, 4/30/12 1,2                                                                            $ 2,000,000   $  2,032,500
------------------------------------------------------------------------------------------------------------------------------------
 Holmes Group, Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan,
 Tranche B, 4.49%-4.719%, 5/10/10 1,2                                                                   6,500,000      6,565,000
------------------------------------------------------------------------------------------------------------------------------------
 Playpower, Inc., Sr. Sec. Credit Facilities Term Loan, 6.11%, 2/1/10 1,2                               8,297,009      8,338,494
------------------------------------------------------------------------------------------------------------------------------------
 Savage Sports Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 5.36%, 3/10/10 2                                                                                       7,481,250      7,499,953
                                                                                                                    ----------------
                                                                                                                      24,435,947

------------------------------------------------------------------------------------------------------------------------------------
 PERSONAL PRODUCTS--2.4%
 American Safety Razor Co., Sr. Sec. Credit Facilities 1st Lien Term Loan,
 4.55%-4.84%, 4/29/11 1,2                                                                               4,488,750      4,542,054
------------------------------------------------------------------------------------------------------------------------------------
 American Safety Razor Co., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
 9.11%, 10/29/11 1,2                                                                                    2,000,000      2,010,000
------------------------------------------------------------------------------------------------------------------------------------
 Bombardier Recreational Products, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.18%, 12/18/10 2                                                                           4,975,000      5,051,183
------------------------------------------------------------------------------------------------------------------------------------
 Nice-Pak Products, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 4.926%, 6/18/10 1,2                                                                                    5,000,000      5,059,375
------------------------------------------------------------------------------------------------------------------------------------
 Norwood Promotional Products, Inc., Sr. Sec. Credit Facilities Term Loan:
 Tranche A, 6.75%, 2/28/05 1,2                                                                          6,738,401      6,502,557
 Tranche B, 3.80%, 2/28/05 1,2                                                                          4,258,540      1,394,672
 Tranche C, 2/28/05 1,2,4                                                                                 182,832          4,571
------------------------------------------------------------------------------------------------------------------------------------
 Pure Fishing, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 4.57%-4.85%, 3/23/10 1,2                                                                               3,990,000      4,054,837
------------------------------------------------------------------------------------------------------------------------------------
 Revlon Consumer Products Corp., Sr. Sec. Credit Facilities Term Loan,
 7.60%-7.86%, 7/31/10 1,2                                                                               2,000,000      2,040,312
                                                                                                                    ----------------
                                                                                                                      30,659,561

------------------------------------------------------------------------------------------------------------------------------------
 ENERGY--7.2%
------------------------------------------------------------------------------------------------------------------------------------
 OIL & GAS--7.2%
 Alon USA, Inc., Sr. Sec. Credit Facilities Term Loan:
 Tranche B, 10/3/10 2,4                                                                                 3,000,000      3,030,000
 Tranche B, 10%, 10/3/10 2                                                                              6,000,000      6,060,000
------------------------------------------------------------------------------------------------------------------------------------
 Aquila, Inc., Sr. Sec. Credit Facilities Term Loan, 5/15/06 1,2,4                                      3,000,000      3,098,751
------------------------------------------------------------------------------------------------------------------------------------
 Aquila, Inc., Sr. Sec. Credit Facilities Term Loan, 8%, 5/15/06 1,2                                    2,047,619      2,115,021
------------------------------------------------------------------------------------------------------------------------------------
 ATP Oil & Gas Corp., Sr. Sec. Credit Facilities Term Loan:
 Tranche B, 10.50%, 3/15/09 2                                                                           7,892,917      8,090,240
 Tranche B, 10.50%, 3/15/09 1,2                                                                         1,583,333      1,622,917
------------------------------------------------------------------------------------------------------------------------------------
 Basic Energy Services, Inc., Sr. Sec. Credit Facilities Term Loan,
 4.78%-5.09%, 10/29/09 2                                                                                9,964,286     10,088,841
------------------------------------------------------------------------------------------------------------------------------------
 Coffeyville Resources, Sr. Sec. Credit Facilities Term Loan, 6.45%-8.25%,
 4/16/10 2                                                                                             11,970,000     11,970,000
------------------------------------------------------------------------------------------------------------------------------------
 Coleto Creek WLE LP, Sr. Sec. Credit Facilities 1st Lien Term Loan,
 Tranche B, 5.41%, 7/1/11 1,2                                                                           6,000,000      6,096,252

19 | OPPENHEIMER SENIOR FLOATING RATE FUND
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                        PRINCIPAL          VALUE
                                                                                                           AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
 OIL & GAS Continued
 Coleto Creek WLE LP, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
 Tranche C, 6.639%, 7/1/12 1,2                                                                        $ 5,000,000   $  5,076,040
------------------------------------------------------------------------------------------------------------------------------------
 Dynegy, Inc., Sr. Sec. Credit Facilities Term Loan, 5.36%, 5/10/10 1,2                                 5,000,000      5,098,440
------------------------------------------------------------------------------------------------------------------------------------
 Ferrell Cos., Inc., Sr. Sec. Credit Facilities Term Loan:
 Tranche B, 5.601%, 6/17/06 1,2                                                                         6,777,735      6,794,679
 Tranche C, 5.601%, 6/17/06 1,2                                                                         1,377,083      1,380,526
------------------------------------------------------------------------------------------------------------------------------------
 Quest Cherokee LLC, Sr. Sec. Credit Facilities Term Loan, 7.131%, 7/8/10 1,2                          10,000,000     10,075,000
------------------------------------------------------------------------------------------------------------------------------------
 Tesoro Petroleum Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 6.88%-6.91%, 4/15/08 2                                                                      3,950,000      4,075,907
------------------------------------------------------------------------------------------------------------------------------------
 Transwestern Pipeline Co., Sr. Sec. Credit Facilities Term Loan, 3.43%, 5/3/09 1,2                     5,000,000      5,044,790
------------------------------------------------------------------------------------------------------------------------------------
 Western Refining Co., Sr. Sec. Credit Facilities Term Loan, 4.946%, 8/29/08 1,2                        2,100,000      2,131,500
                                                                                                                    ----------------
                                                                                                                      91,848,904

------------------------------------------------------------------------------------------------------------------------------------
 FINANCIALS--3.0%
------------------------------------------------------------------------------------------------------------------------------------
 CAPITAL MARKETS--0.9%
 Refco Group Ltd., LLC, Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.23%, 7/30/11 1,2                                                                         12,000,000     12,015,000
------------------------------------------------------------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL SERVICES--0.4%
 Metris Cos, Inc., Sr. Sec. Credit Facilities Term Loan, 10.86%, 5/6/07 1,2                             5,000,000      5,175,000
------------------------------------------------------------------------------------------------------------------------------------
 INSURANCE--1.7%
 Conseco, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 5.426%, 6/22/10 2                     14,000,000     14,214,382
------------------------------------------------------------------------------------------------------------------------------------
 Vertafore, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.73%, 3/9/08 2                        6,825,000      6,884,719
                                                                                                                    ----------------
                                                                                                                      21,099,101

------------------------------------------------------------------------------------------------------------------------------------
 HEALTH CARE--5.2%
------------------------------------------------------------------------------------------------------------------------------------
 HEALTH CARE EQUIPMENT & SUPPLIES--0.3%
 UTI Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 4.48%-4.68%, 6/3/10 1,2                                                                                4,000,000      4,060,000
------------------------------------------------------------------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES--4.7%
 Beverly Enterprises, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 3.59%-4.43%, 10/22/08 1,2                                                                     992,499      1,007,388
------------------------------------------------------------------------------------------------------------------------------------
 CompBenefits Corp., Sr. Sec. Credit Facilities Term Loan:
 Tranche B, 5.30%-5.48%, 8/27/09 1,2                                                                    3,800,000      3,802,376
 Tranche C, 8.75%, 2/27/10 1,2                                                                            997,500        998,123
------------------------------------------------------------------------------------------------------------------------------------
 Concentra Operating Corp., Sr. Sec. Credit Facilities Term Loan:
 Tranche B, 4.93%-4.97%, 6/30/09 1,2                                                                    3,012,978      3,056,289
 Tranche C, 4.05%, 6/30/09 1,2                                                                          1,995,000      2,023,678
------------------------------------------------------------------------------------------------------------------------------------
 ConnectiCare, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 5.196%-8.196%, 10/30/09 1,2                                                                            2,281,250      2,298,360
------------------------------------------------------------------------------------------------------------------------------------
 FHC Health Systems, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 7.31%, 11/15/09 1,2                                                                                    5,380,367      5,434,170

20 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                                        PRINCIPAL          VALUE
                                                                                                           AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES Continued
 FHC Health Systems, Inc., Sr. Sec. Credit Facilities Term Loan,
 Delayed Draw, Tranche B, 9.31%, 11/15/09 1,2                                                         $ 2,080,196   $  2,098,398
------------------------------------------------------------------------------------------------------------------------------------
 Genesis Health Ventures, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 3.73%-3.84%, 12/1/10 1,2                                                                      864,526        876,414
------------------------------------------------------------------------------------------------------------------------------------
 HealthSouth Corp., Sr. Sec. Sub. Credit Facilities Term Loan, 10.375%, 1/16/11 1                       8,000,000      8,240,000
------------------------------------------------------------------------------------------------------------------------------------
 InSight Health Services Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.086%, 9/19/08 2                                                                           7,364,522      7,410,551
------------------------------------------------------------------------------------------------------------------------------------
 Magellan Health Services, Inc., Sr. Sec. Credit Facilities Letter of
 Credit Term Loan, 4.861%, 8/15/08 1,2                                                                  2,000,000      2,030,000
------------------------------------------------------------------------------------------------------------------------------------
 Magellan Health Services, Inc., Sr. Sec. Credit Facilities Term Loan,
 5%, 8/15/08 1,2                                                                                          925,000        938,875
------------------------------------------------------------------------------------------------------------------------------------
 MedCath Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 4.581%, 6/30/10 1,2                                                                                    4,000,000      4,058,752
------------------------------------------------------------------------------------------------------------------------------------
 MultiPlan, Inc., Sr. Sec. Credit Facilities Term Loan, 4.34%, 3/4/09 1,2                               2,992,500      3,022,425
------------------------------------------------------------------------------------------------------------------------------------
 Sheridan Healthcare, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 3.929%-4.23%, 2/25/10 1,2                                                                   2,962,502      2,999,531
------------------------------------------------------------------------------------------------------------------------------------
 Skilled Healthcare Group, Inc., Sr. Sec. Credit Facilities 1st Lien
 Term Loan, 4.20%, 6/28/10 1,2                                                                          3,000,000      3,032,814
------------------------------------------------------------------------------------------------------------------------------------
 Skilled Healthcare Group, Inc., Sr. Sec. Credit Facilities 2nd Lien
 Term Loan, 8.45%, 6/28/11 1,2                                                                          2,000,000      2,046,250
------------------------------------------------------------------------------------------------------------------------------------
 Team Health, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 4.84%, 3/23/11 2                                                                                       3,990,000      4,037,381
                                                                                                                    ----------------
                                                                                                                      59,411,775

------------------------------------------------------------------------------------------------------------------------------------
 PHARMACEUTICALS--0.2%
 Alpharma, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 4.63%-5.12%, 10/5/08 1,2                                                                               2,025,985      2,045,398
------------------------------------------------------------------------------------------------------------------------------------
 INDUSTRIALS--16.5%
------------------------------------------------------------------------------------------------------------------------------------
 AEROSPACE & DEFENSE--2.6%
 CACI International, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 3.18%, 5/3/11 2                                                                             4,987,500      5,012,438
------------------------------------------------------------------------------------------------------------------------------------
 Communications & Power Industries, Inc., Sr. Sec. Credit Facilities
 Term Loan, 4.43%-4.48%, 7/23/10 1,2                                                                    2,992,500      3,046,740
------------------------------------------------------------------------------------------------------------------------------------
 DeCrane Aircraft Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien
 Term Loan, 15%, 6/30/08 1                                                                              6,105,500      6,166,555
------------------------------------------------------------------------------------------------------------------------------------
 DeCrane Aircraft Holdings, Inc., Sr. Sec. Credit Facilities Term Loan:
 Tranche A, 6.86%, 3/31/06 1,2                                                                          1,500,000      1,515,000
 Tranche B, 7.11%, 3/31/07 1,2                                                                          1,000,000      1,010,000
 Tranche D, 7.61%, 12/31/07 1,2                                                                         1,206,076      1,218,890
------------------------------------------------------------------------------------------------------------------------------------
 Gate Gourmet International, Sr. Sec. Credit Facilities Term Loan,
 Tranche B1, 9.50%, 12/20/08 1,2                                                                        4,455,000      4,544,100

21 | OPPENHEIMER SENIOR FLOATING RATE FUND
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                        PRINCIPAL          VALUE
                                                                                                           AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
 AEROSPACE & DEFENSE Continued
 Gencorp, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 5.25%-5.375%, 3/28/07 1,2                                                                            $ 1,969,925   $  1,983,878
------------------------------------------------------------------------------------------------------------------------------------
 Titan Corp. (The), Sr. Sec. Credit Facilities Term Loan, Tranche B,
 4.62%-4.70%, 6/30/09 2                                                                                 4,932,531      4,958,219

------------------------------------------------------------------------------------------------------------------------------------
 United Airlines, Inc., Sr. Sec Credit Facilities Term Loan, Debtor in
 Possession, 8.50%, 12/31/04 1,2                                                                        2,816,727      2,848,416
                                                                                                                    ----------------
                                                                                                                      32,304,236

------------------------------------------------------------------------------------------------------------------------------------
 BUILDING PRODUCTS--3.3%
 Comp Polymer, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.55%, 3/9/10 1,2                         2,992,500      3,009,333
------------------------------------------------------------------------------------------------------------------------------------
 Comp Polymer, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.30%, 9/9/10 1,2                         5,000,000      5,031,250
------------------------------------------------------------------------------------------------------------------------------------
 Formica Corp. (Canada), Sr. Sec. Credit Facilities Term Loan,
 6.55%-6.871%, 6/15/10 1,2                                                                              1,303,232      1,322,781
------------------------------------------------------------------------------------------------------------------------------------
 Formica Corp. (Spain), Sr. Sec. Credit Facilities Term Loan,
 6.55%-6.871%, 6/15/10 1,2                                                                              3,185,427      3,233,209
------------------------------------------------------------------------------------------------------------------------------------
 Formica Corp. (UK), Sr. Sec. Credit Facilities Term Loan,
 6.55%-6.871%, 6/15/10 1,2                                                                              1,629,041      1,653,477
------------------------------------------------------------------------------------------------------------------------------------
 Formica Corp., Sr. Sec. Credit Facilities Term Loan, 6.55%-6.871%, 6/15/10 1,2                         4,745,281      4,816,460
------------------------------------------------------------------------------------------------------------------------------------
 Juno Lighting, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
 4.34%-5.902%, 11/24/10 1,2                                                                             5,300,000      5,379,500
------------------------------------------------------------------------------------------------------------------------------------
 Juno Lighting, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
 6.78%, 5/24/11 1,2                                                                                     3,000,000      3,037,500
------------------------------------------------------------------------------------------------------------------------------------
 MAAX, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 4.036%-4.331%, 6/4/11 1,2                                                                              2,999,999      3,037,501
------------------------------------------------------------------------------------------------------------------------------------
 Masonite International Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche C, 4.063%, 8/31/08 2                                                                           5,221,518      5,277,811
------------------------------------------------------------------------------------------------------------------------------------
 PGT Industries, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
 4.67%, 1/14/10 1,2                                                                                     2,485,006      2,522,281
------------------------------------------------------------------------------------------------------------------------------------
 PGT Industries, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
 7.92%, 6/14/10 1,2                                                                                     4,000,000      4,010,000
                                                                                                                    ----------------
                                                                                                                      42,331,103

------------------------------------------------------------------------------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--5.0%
 Allied Security, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 7.377%, 8/6/10 1,2                                                                          6,000,000      6,045,000
------------------------------------------------------------------------------------------------------------------------------------
 Allied Waste Industries, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 3.93%-4.27%, 1/15/10 1,2                                                                    2,824,249      2,865,801
------------------------------------------------------------------------------------------------------------------------------------
 Global eXchange Services, Inc., Sr. Sec. Credit Facilities Term Loan,
 8.50%, 3/21/07 1,2                                                                                     1,000,000      1,012,500
------------------------------------------------------------------------------------------------------------------------------------
 IESI Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 4.438%-4.625%, 9/30/10 1,2                                                                             3,970,000      4,040,718
------------------------------------------------------------------------------------------------------------------------------------
 Ionics, Inc., Sr. Sec. Credit Facilities Term Loan, 4.35%, 1/6/11 1,2                                  4,317,429      4,387,587

22 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                                        PRINCIPAL          VALUE
                                                                                                           AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES Continued
 National Equipment Services, Inc., Sr. Sec. Credit Facilities Floating Rate
 Termed-Out Revolving Loan, 4.40%-7.33%, 5/15/07 1,2                                                  $ 3,483,893   $  3,449,055
------------------------------------------------------------------------------------------------------------------------------------
 National Equipment Services, Inc., Sr. Sec. Credit Facilities
 Revolving Credit Loan, 1%-7.21%, 5/15/07 1,2                                                           3,041,725      2,950,473
------------------------------------------------------------------------------------------------------------------------------------
 National Equipment Services, Inc., Sr. Sec. Credit Facilities Term Loan,
 5.77%-7.50%, 5/15/07 1,2                                                                               1,911,389      1,892,276
------------------------------------------------------------------------------------------------------------------------------------
 Outsourcing Solutions, Inc., Sr. Sec. Credit Facilities 3rd Lien Term Loan,
 6.18%, 2/9/09 1,2                                                                                      4,741,826      4,718,117
------------------------------------------------------------------------------------------------------------------------------------
 Outsourcing Solutions, Inc., Sr. Sec. Credit Facilities Revolving Credit Loan,
 Tranche B, 2.50%-5%, 2/9/09 1,2                                                                           91,116         89,293
------------------------------------------------------------------------------------------------------------------------------------
 Outsourcing Solutions, Inc., Sr. Sec. Credit Facilities Term Loan,

 Tranche A2, 7.623%, 2/9/09 1,2                                                                             9,655          9,461
------------------------------------------------------------------------------------------------------------------------------------
 Relizon Co. (The), Sr. Sec. Credit Facilities Term Loan, Tranche B,
 4.26%, 2/23/11 1,2                                                                                     4,587,500      4,613,305
------------------------------------------------------------------------------------------------------------------------------------
 TransFirst Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
 Tranche A, 4.68%, 6/11/10 1,2                                                                          7,000,000      7,061,250
------------------------------------------------------------------------------------------------------------------------------------
 U.S. Investigation Services, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche C, 5.04%, 1/10/09 2                                                                           11,319,263     11,333,412
------------------------------------------------------------------------------------------------------------------------------------
 Washington Group International, Inc., Sr. Sec. Revolving Credit Linked
 Certificate of Deposit, Tranche B, 4.98%, 9/10/07 1,2                                                  9,250,000      9,319,375
                                                                                                                    ----------------
                                                                                                                      63,787,623

------------------------------------------------------------------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT--1.2%
 Magnequench, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
 8.87%, 9/30/09 1,2                                                                                    15,000,000     15,075,000
------------------------------------------------------------------------------------------------------------------------------------
 INDUSTRIAL CONGLOMERATES--3.1%
 EnerSys, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche C,
 6.361%, 3/17/12 1,2                                                                                    2,000,000      2,032,084
------------------------------------------------------------------------------------------------------------------------------------
 Hillman Group, Inc. (The), Sr. Sec. Credit Facilities Term Loan, Tranche B,
 4.625%-6.393%, 3/31/11 1,2                                                                             3,990,000      4,034,888
------------------------------------------------------------------------------------------------------------------------------------
 Joan Fabrics Corp., Sr. Sec. Credit Facilities Term Loan:
 Tranche B, 5.625%, 8/28/05 1,2                                                                           431,939        414,661
 Tranche C, 5.875%, 8/28/06 1,2                                                                           440,944        423,306
------------------------------------------------------------------------------------------------------------------------------------
 Metokote Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan,
 4.42%-4.73%, 8/12/10 1,2                                                                               4,974,999      5,049,625
------------------------------------------------------------------------------------------------------------------------------------
 Metokote Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
 6.92%-7.23%, 2/12/11 1,2                                                                               2,500,000      2,531,250
------------------------------------------------------------------------------------------------------------------------------------
 Polypore, Inc., Sr. Sec. Credit Facilities Term Loan, 3.97%, 11/12/11 2                                7,000,000      7,126,875
------------------------------------------------------------------------------------------------------------------------------------
 Roller Bearing Co. of America, Inc., Sr. Sec. Credit Facilities
 Term Loan, 6.75%, 12/22/10 1,2                                                                        10,000,000     10,075,000
------------------------------------------------------------------------------------------------------------------------------------
 Sensus Metering System, Inc., Sr. Sec. Credit Facilities Term Loan:
 Tranche B1, 4.17%-4.891%, 12/17/10 1,2                                                                 6,921,739      7,006,821
 Tranche B2, 4.17%-4.891%, 12/17/10 1,2                                                                 1,038,261      1,051,023
                                                                                                                    ----------------
                                                                                                                      39,745,533

23 | OPPENHEIMER SENIOR FLOATING RATE FUND
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                        PRINCIPAL          VALUE
                                                                                                           AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
 MACHINERY--0.3%
 Gleason Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.20%, 7/23/11 1,2                     $ 4,000,000   $  4,050,000
------------------------------------------------------------------------------------------------------------------------------------
 MARINE--0.2%
 American Commercial Lines LLC, Sr. Sec. Credit Facilities Term Loan,
 Tranche C, 5.938%, 6/30/07 1,2                                                                         3,000,000      2,916,000
------------------------------------------------------------------------------------------------------------------------------------
 ROAD & RAIL--0.4%
 Amerco, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche A, 5.34%, 2/27/09 1,2                      4,706,212      4,820,926
------------------------------------------------------------------------------------------------------------------------------------
 TRANSPORTATION INFRASTRUCTURE--0.4%
 Environmental Systems Products, Inc., Sr. Sec. Credit Facilities 1st Lien
 Term Loan, Tranche B, 5.80%-6.18%, 11/6/08 1,2                                                         2,584,885      2,602,656
------------------------------------------------------------------------------------------------------------------------------------
 Environmental Systems Products, Inc., Sr. Sec. Credit Facilities 2nd Lien
 Term Loan, 11.30%-11.68%, 11/6/10 1,2                                                                  2,000,000      2,065,000
                                                                                                                    ----------------
                                                                                                                       4,667,656

------------------------------------------------------------------------------------------------------------------------------------
 INFORMATION TECHNOLOGY--1.8%
------------------------------------------------------------------------------------------------------------------------------------
 COMPUTERS & PERIPHERALS--0.4%
 VeriFone, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
 Tranche B, 4.18%, 6/30/11 1,2                                                                          3,000,000      3,043,125
------------------------------------------------------------------------------------------------------------------------------------
 VeriFone, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.68%, 12/31/11 1,2                     2,000,000      2,048,750
                                                                                                                    ----------------
                                                                                                                       5,091,875

------------------------------------------------------------------------------------------------------------------------------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS--1.4%
 ON Semiconductor Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche F, 4.375%, 8/4/09 1,2                                                                          3,000,000      3,030,624
------------------------------------------------------------------------------------------------------------------------------------
 Transcore, Inc., Sr. Sec. Credit Facilities Term Loan:
 Tranche B, 4.828%-6%, 1/5/08 1,2                                                                       1,366,709      1,383,793
 Tranche C, 4.828%-6%, 1/5/08 1,2                                                                       2,977,500      3,014,719
------------------------------------------------------------------------------------------------------------------------------------
 Viasystems Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 7.15%, 9/30/08 1,2                                                                          9,565,239      9,666,870
                                                                                                                    ----------------
                                                                                                                      17,096,006

------------------------------------------------------------------------------------------------------------------------------------
 MATERIALS--11.5%
------------------------------------------------------------------------------------------------------------------------------------
 CHEMICALS--5.7%
 Brenntag AG, Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.881%, 2/27/12 1,2                      5,000,000      5,082,815
------------------------------------------------------------------------------------------------------------------------------------
 Celanese AG, Sr. Sec. Credit Facilities Term Loan, Tranche C, 5.73%, 4/6/11 1,2                        8,000,000      8,270,000
------------------------------------------------------------------------------------------------------------------------------------
 Cognis Deutschland GmbH & Co. KG, Sr. Sec. Credit Facilities 2nd Lien
 Term Loan, Tranche C, 6.311%, 4/21/13 1,2                                                              3,000,000      2,992,500
------------------------------------------------------------------------------------------------------------------------------------
 Huntsman Corp. LLC, Sr. Sec. Credit Facilities Term Loan:

 Tranche A, 5.438%, 3/31/07 1,2                                                                         6,774,739      6,811,634
 Tranche B, 11.188%, 3/31/07 1,2                                                                        1,074,321      1,080,172
------------------------------------------------------------------------------------------------------------------------------------
 Huntsman ICI Chemicals LLC, Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.688%, 9/30/08 1,2                                                                        12,000,000     12,196,500
------------------------------------------------------------------------------------------------------------------------------------
 Invista, Inc., Sr. Sec. Credit Facilities Term Loan:
 Tranche B1, 4.563%, 4/27/11 1,2                                                                        6,941,177      7,049,633
 Tranche B2, 4.563%, 4/27/11 1,2                                                                        3,058,823      3,106,617

24 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                                        PRINCIPAL          VALUE
                                                                                                           AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
 CHEMICALS Continued
 Polymer Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
 Tranche B, 4.84%, 4/27/10 1,2                                                                        $ 3,000,000   $  3,024,375
------------------------------------------------------------------------------------------------------------------------------------
 Polymer Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
 Tranche C, 7.84%, 4/27/11 1,2                                                                          2,000,000      2,007,500
------------------------------------------------------------------------------------------------------------------------------------
 Ripplewood Phosphorus Chemicals, Sr. Sec. Credit Facilities Term Loan,
 4.53%, 6/21/11 1,2                                                                                     3,000,000      3,037,500
------------------------------------------------------------------------------------------------------------------------------------
 Rockwood Specialties Group, Inc., Sr. Sec. Credit Facilities Term Loan:
 Tranche B, 3.98%, 6/15/12 1,2                                                                          7,500,000      7,567,635
 Tranche C, 4.183%, 7/23/10 1,2                                                                         1,485,000      1,485,000
------------------------------------------------------------------------------------------------------------------------------------
 Rockwood Specialties Group, Inc., Sr. Sec. Sub. Credit Facilities
 Bridge Loan, 9.48%, 5/11/11 1,2                                                                        3,000,000      3,007,500
------------------------------------------------------------------------------------------------------------------------------------
 Wellman, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 1/31/09 1,2                          1,000,000      1,017,917
------------------------------------------------------------------------------------------------------------------------------------
 Wellman, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 1/31/10 1,2                       3,000,000      2,947,500
------------------------------------------------------------------------------------------------------------------------------------
 Westlake Chemical Corp., Sr. Sec. Credit Facilities Term Loan,
 4.951%-6.885%, 7/31/10 1,2                                                                               990,001      1,004,851
                                                                                                                    ----------------
                                                                                                                      71,689,649

------------------------------------------------------------------------------------------------------------------------------------
 CONSTRUCTION MATERIALS--1.2%
 Builders FirstSource, Sr. Sec. Credit Facilities 1st Lien Term Loan,
 4.53%-4.59%, 3/4/10 1,2                                                                                5,486,250      5,534,254
------------------------------------------------------------------------------------------------------------------------------------
 Builders FirstSource, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
 10.50%, 9/4/10 1,2                                                                                     7,000,000      7,008,750
------------------------------------------------------------------------------------------------------------------------------------
 Building Materials Holding Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.375%, 8/13/10 1,2                                                                         2,475,000      2,484,281
                                                                                                                    ----------------
                                                                                                                      15,027,285

------------------------------------------------------------------------------------------------------------------------------------
 CONTAINERS & PACKAGING--3.0%
 BWAY Corp., Sr. Sec. Credit Facilities Term Loan, 3.688%, 7/6/11 1,2                                   2,000,000      2,034,376
------------------------------------------------------------------------------------------------------------------------------------
 Consolidated Container Co., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.688%-5.125%, 12/31/08 1,2                                                                 3,000,000      3,037,501
------------------------------------------------------------------------------------------------------------------------------------
 Crown Cork & Seal Co., Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.586%, 8/26/08 2                                                                           4,750,000      4,826,447
------------------------------------------------------------------------------------------------------------------------------------
 Graphic Packaging International Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.35%, 8/8/10 1,2                                                                           2,970,000      3,020,428
------------------------------------------------------------------------------------------------------------------------------------
 Intertape Polymer Group, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.656%, 7/28/11 1,2                                                                         2,000,000      2,017,500
------------------------------------------------------------------------------------------------------------------------------------
 Kerr Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 5.09%-6.393%, 8/13/10 2                                                                                5,755,814      5,814,091
------------------------------------------------------------------------------------------------------------------------------------
 Owens-Illinois, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 4.48%, 5/21/08 2                                                                                       9,500,000      9,646,462
------------------------------------------------------------------------------------------------------------------------------------
 Precise Technology Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan,
 4.625%, 3/22/11 2                                                                                      7,481,250      7,537,359

25 | OPPENHEIMER SENIOR FLOATING RATE FUND
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                        PRINCIPAL          VALUE
                                                                                                           AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
 CONTAINERS & PACKAGING Continued
 Tekni-Plex, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 5.578%-5.68%, 6/21/08 1,2                                                                            $   348,295   $    350,835
                                                                                                                    ----------------
                                                                                                                      38,284,999

------------------------------------------------------------------------------------------------------------------------------------
 METALS & MINING--1.1%
 Foundation Coal Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 3.68%, 6/23/11 1,2                                                                          3,000,000      3,034,500
------------------------------------------------------------------------------------------------------------------------------------
 Ispat Sidbec, Inc., Sr. Sec. Credit Facilities Term Loan:
 Tranche B, 7.25%, 1/31/06 1,2                                                                          2,649,212      2,637,070
 Tranche C, 7.25%, 1/31/06 1,2                                                                          3,091,309      3,077,142
------------------------------------------------------------------------------------------------------------------------------------
 James River Group, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
 9%, 5/31/11 1                                                                                          5,735,282      5,778,297
                                                                                                                    ----------------
                                                                                                                      14,527,009

------------------------------------------------------------------------------------------------------------------------------------
 PAPER & FOREST PRODUCTS--0.5%
 SP Newsprint Co., Sr. Sec. Credit Facilities Letter of Credit Term Loan,
 Tranche B2, 4.363%, 1/9/11 2                                                                           3,866,667      3,924,667
------------------------------------------------------------------------------------------------------------------------------------
 SP Newsprint Co., Sr. Sec. Credit Facilities Term Loan, Tranche B1,
 4.42%, 1/9/11 2                                                                                        2,103,333      2,136,198
                                                                                                                    ----------------
                                                                                                                       6,060,865

------------------------------------------------------------------------------------------------------------------------------------
 TELECOMMUNICATION SERVICES--8.8%
------------------------------------------------------------------------------------------------------------------------------------
 DIVERSIFIED TELECOMMUNICATION SERVICES--3.5%
 360 Americas, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche D, 9/30/05 1,3,5                     4,477,271        257,443
------------------------------------------------------------------------------------------------------------------------------------
 360networks (USA), Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche A, 6.39%, 11/30/07 1,2                                                                        10,000,000      9,800,000
------------------------------------------------------------------------------------------------------------------------------------
 IPC Acquisition Corp., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 4.98%, 8/29/08 1,2                                                                                     1,985,000      2,011,053
------------------------------------------------------------------------------------------------------------------------------------
 McLeodUSA, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B,
 5.23%-5.40%, 5/30/08 1,2                                                                               4,607,994      2,280,957
------------------------------------------------------------------------------------------------------------------------------------
 NTL Investment Holdings Ltd., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.704%, 4/13/12 2                                                                          10,000,000      9,933,330
------------------------------------------------------------------------------------------------------------------------------------
 Qwest Corp., Sr. Sec. Credit Facilities Term Loan, Tranche A, 6.50%, 6/30/07 2                        13,500,000     14,027,351
------------------------------------------------------------------------------------------------------------------------------------
 XO Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
 7.667%, 7/15/09 1,2                                                                                    6,132,015      6,135,847
                                                                                                                    ----------------
                                                                                                                      44,445,981

------------------------------------------------------------------------------------------------------------------------------------
 WIRELESS TELECOMMUNICATION SERVICES--5.3%
 AAT Communications, Inc., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.14%, 1/13/12 1,2                                                                          8,500,000      8,606,250
------------------------------------------------------------------------------------------------------------------------------------
 Centennial Communications Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 3.866%-4.338%, 1/20/11 2                                                                   10,972,500     11,040,102
------------------------------------------------------------------------------------------------------------------------------------
 Crown Castle International Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 5.09%, 9/30/10 2                                                                            5,725,071      5,749,322

26 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                                        PRINCIPAL          VALUE
                                                                                                           AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
 WIRELESS TELECOMMUNICATION SERVICES Continued
 Dobson Communications Corp., Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 4.91%-4.92%, 3/31/10 2                                                                    $ 8,468,675   $  8,496,460
------------------------------------------------------------------------------------------------------------------------------------
 Microcell Telecommunications, Inc., Sr. Sec. Credit Facilities 1st Lien
 Term Loan, Tranche A, 5.586%, 1/26/11 1,2                                                              1,975,000      1,985,699
------------------------------------------------------------------------------------------------------------------------------------
 Microcell Telecommunications, Inc., Sr. Sec. Credit Facilities 2nd Lien
 Term Loan, Tranche B, 9%, 6/26/11 1,2                                                                 15,960,000     16,359,000
------------------------------------------------------------------------------------------------------------------------------------
 Nextel Partners, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche C,
 4%, 5/31/11 2                                                                                          5,000,000      5,086,875
------------------------------------------------------------------------------------------------------------------------------------
 SBA Communications Corp., Sr. Sec. Credit Facilities Term Loan, 1%,
 10/30/08 1,2                                                                                             269,231        271,629
------------------------------------------------------------------------------------------------------------------------------------
 SBA Communications Corp., Sr. Sec. Credit Facilities Term Loan,
 1%-5.37%, 10/30/08 2                                                                                   9,230,770      9,312,978
                                                                                                                    ----------------
                                                                                                                      66,908,315

------------------------------------------------------------------------------------------------------------------------------------
 UTILITIES--12.2%
------------------------------------------------------------------------------------------------------------------------------------
 ELECTRIC UTILITIES--10.3%
 Allegheny Energy Supply Co. LLC, Sr. Sec. Credit Facilities 1st Lien
 Term Loan, Tranche B, 4.18%-4.58%, 3/8/11 1,2                                                          4,987,499      5,069,793
------------------------------------------------------------------------------------------------------------------------------------
 Allegheny Energy Supply Co. LLC, Sr. Sec. Credit Facilities 2nd Lien
 Term Loan, Tranche C, 5.43%-5.83%, 6/8/11 1,2                                                          5,985,000      6,102,833
------------------------------------------------------------------------------------------------------------------------------------
 Astoria Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
 6.836%-6.86%, 3/26/12 2                                                                               10,000,000     10,135,420
------------------------------------------------------------------------------------------------------------------------------------
 Calpine Construction Finance Co. LP, Sr. Sec. Credit Facilities 1st Lien
 Term Loan, 7.50%, 8/26/09 1,2                                                                          5,985,000      6,388,988
------------------------------------------------------------------------------------------------------------------------------------
 Calpine Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B,
 5.125%, 7/15/07 1,2                                                                                    1,470,038      1,476,469
------------------------------------------------------------------------------------------------------------------------------------
 CenterPoint Energy, Inc., Sr. Sec. Credit Facilities Term Loan,
 4.723%, 10/7/06 2                                                                                      6,447,297      6,534,607
------------------------------------------------------------------------------------------------------------------------------------
 Edison International, Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 7%, 11/19/06 2                                                                              8,000,000      8,040,000
------------------------------------------------------------------------------------------------------------------------------------
 KGen Partners LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
 5.563%, 5/25/11 1,2                                                                                    8,000,000      8,100,000
------------------------------------------------------------------------------------------------------------------------------------
 Midwest Generation LLC, Sr. Sec. Credit Facilities Term Loan,
 4.57%-4.85%, 4/5/11 1,2                                                                                6,982,500      7,082,874
------------------------------------------------------------------------------------------------------------------------------------
 Mirant Americas Generation LLC, Sr. Sec. Credit Facilities Term Loan,
 Tranche B, 1.139%, 10/20/04 1,3,5                                                                      2,000,000      1,578,334
------------------------------------------------------------------------------------------------------------------------------------
 NRG Energy, Inc., Sr. Sec. Credit Facilities Term Loan, 5.559%, 6/23/10 1,2                            6,943,971      7,202,203
------------------------------------------------------------------------------------------------------------------------------------
 NRG Energy, Inc., Sr. Sec. Credit Linked Certificate of Deposit,
 5.50%, 6/23/10 1,2                                                                                     3,918,565      4,064,288
------------------------------------------------------------------------------------------------------------------------------------
 Orion Power MidWest LP, Sr. Sec. Credit Facilities Term Loan,
 4.61%-4.73%, 10/28/05 1,2                                                                              3,541,163      3,543,376
------------------------------------------------------------------------------------------------------------------------------------
 Orion Power New York GP, Inc., Sr. Sec. Credit Facilities Term Loan,
 4.62%-4.84%, 10/28/05 1,2                                                                              1,427,870      1,431,439

27 | OPPENHEIMER SENIOR FLOATING RATE FUND
--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                        PRINCIPAL          VALUE
                                                                                                           AMOUNT     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
 ELECTRIC UTILITIES Continued
 Quachita Power LLC, Sr. Sec. Credit Facilities Term Loan, 3.98%, 8/30/07 1,2                         $ 5,000,000   $  4,650,000
------------------------------------------------------------------------------------------------------------------------------------
 Quanta Services, Inc., Sr. Sec. Credit Facilities Term Loan, 4.54%-4.55%, 1/1/05 2                    10,000,000     10,037,500
------------------------------------------------------------------------------------------------------------------------------------
 Reliant Resources, Inc., Sr. Sec. Credit Facilities Term Loan:
 Tranche A, 3/15/07 1,2,4                                                                               5,000,000      5,002,605
 Tranche A, 5.35%-5.88%, 3/15/07 1,2                                                                    3,912,298      3,914,337
------------------------------------------------------------------------------------------------------------------------------------
 Reliant Resources, Inc., Sr. Sec. Credit Facilities Term Loan,
 5.35%-5.88%, 3/15/07 1,2                                                                               5,192,690      5,191,760
------------------------------------------------------------------------------------------------------------------------------------
 Riverside Energy Center LLC/Rocky Mountain Energy Center LLC, Sr. Sec.
 Credit Facilities Term Loan, 6.02%, 6/22/11 1,2                                                       25,000,000     25,250,000
                                                                                                                    ----------------
                                                                                                                     130,796,826

------------------------------------------------------------------------------------------------------------------------------------
 GAS UTILITIES--1.0%
 La Grange Acquisition LP, Sr. Sec. Credit Facilities Term Loan,
 4.41%-4.48%, 1/31/08 1,2                                                                               5,000,000      5,079,690
------------------------------------------------------------------------------------------------------------------------------------
 Nui Corp., Sr. Sec. Credit Facilities Term Loan, 7%-8%, 11/22/04 1,2                                   7,500,000      7,514,063
                                                                                                                    ----------------
                                                                                                                      12,593,753

------------------------------------------------------------------------------------------------------------------------------------
 MULTI-UTILITIES & UNREGULATED POWER--0.9%
 Calpine Generating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
 Tranche B, 5.23%, 4/1/09 2                                                                             9,000,000      9,034,875
------------------------------------------------------------------------------------------------------------------------------------
 Calpine Generating Co. LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
 Tranche B, 7.23%, 4/1/10 1,2                                                                           2,500,000      2,377,070
                                                                                                                    ----------------
                                                                                                                      11,411,945
                                                                                                                    ----------------
 Total Corporate Loans (Cost $1,396,932,021)                                                                       1,407,496,401

------------------------------------------------------------------------------------------------------------------------------------
 CORPORATE BONDS AND NOTES--1.0%

 Advanstar Communications, Inc., 10.75% Sr. Sec. Nts., 8/15/10                                          2,000,000      2,220,000
------------------------------------------------------------------------------------------------------------------------------------
 Tenet Healthcare Corp., 5% Sr. Nts., 7/1/07                                                            3,000,000      3,030,000
------------------------------------------------------------------------------------------------------------------------------------
 Unova, Inc.:
 6.875% Unsec. Nts., 3/15/05 1                                                                          2,500,000      2,546,875
 7% Unsec. Nts., 3/15/08 1                                                                              5,000,000      5,025,000
                                                                                                                    ----------------
 Total Corporate Bonds and Notes (Cost $12,611,985)                                                                   12,821,875

                                                                                                           SHARES
------------------------------------------------------------------------------------------------------------------------------------
 PREFERRED STOCKS--0.0%

 Superior TeleCom, Inc., 9.50% Cv., Series A, Non-Vtg. 1,5 (Cost $60,318)                                  60,318         42,825

28 | OPPENHEIMER SENIOR FLOATING RATE FUND

                                                                                                                           VALUE
                                                                                                           SHARES     SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS--0.4%

 360networks, Inc. 1,5                                                                                    112,326   $     598,698
------------------------------------------------------------------------------------------------------------------------------------
 MCI, Inc. 5                                                                                              214,750       3,281,380
------------------------------------------------------------------------------------------------------------------------------------
 Outsourcing Solutions, Inc. 1,5                                                                           39,009       1,365,315
                                                                                                                    ----------------
 Total Common Stocks (Cost $4,362,684)                                                                                  5,245,393

------------------------------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $1,413,967,008)                                                          112.4%  1,425,606,494
------------------------------------------------------------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS                                                                      (12.4)   (156,818,329)
                                                                                                        ----------------------------
 NET ASSETS                                                                                                 100.0% $1,268,788,165
                                                                                                        ============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Illiquid security. See Notes 1 and 5 of Notes to Financial Statements.
2. Represents the current interest rate for a variable or increasing rate security.
3. Issue is in default. See Note 1 of Notes to Financial Statements.
4. This Senior Loan will settle after August 31, 2004, at which time the interest rate will be determined.
5. Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

29 | OPPENHEIMER SENIOR FLOATING RATE FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  July 31, 2004
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 ASSETS

 Investments, at value (cost $1,413,967,008)--see accompanying statement of investments                         $  1,425,606,494
------------------------------------------------------------------------------------------------------------------------------------
 Cash                                                                                                                 12,514,355
------------------------------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                                                                     32,659,522
 Shares of beneficial interest sold                                                                                   13,540,209
 Interest, dividends and principal paydowns                                                                            7,291,061
 Other                                                                                                                     3,277
                                                                                                                --------------------
 Total assets                                                                                                      1,491,614,918

------------------------------------------------------------------------------------------------------------------------------------
 LIABILITIES

 Payables and other liabilities:
 Investments purchased                                                                                               188,979,029
 Shares of beneficial interest redeemed                                                                               19,823,380
 Notes payable to bank (interest rate 2.1200% at July 31, 2004)                                                       12,800,000
 Dividends                                                                                                               328,027
 Distribution and service plan fees                                                                                      253,460
 Shareholder communications                                                                                              113,251
 Transfer and shareholder servicing agent fees                                                                            77,354
 Other                                                                                                                   452,252
                                                                                                                --------------------
 Total liabilities                                                                                                   222,826,753

------------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                                     $  1,268,788,165
                                                                                                                ====================

------------------------------------------------------------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS

 Par value of shares of beneficial interest                                                                     $        132,663
------------------------------------------------------------------------------------------------------------------------------------
 Additional paid-in capital                                                                                        1,297,396,531
------------------------------------------------------------------------------------------------------------------------------------
 Accumulated net investment loss                                                                                         (41,687)
------------------------------------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments                                                                        (40,338,828)
------------------------------------------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                                                                           11,639,486
                                                                                                                --------------------
 NET ASSETS                                                                                                     $  1,268,788,165
                                                                                                                ====================

30 | OPPENHEIMER SENIOR FLOATING RATE FUND

------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $376,000,810 and 39,337,865 shares of beneficial interest outstanding)                                                    $9.56
 Maximum offering price per share (net asset value plus sales charge of 3.50% of
 offering price)                                                                                                           $9.91
------------------------------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $277,043,180
 and 28,975,065 shares of beneficial interest outstanding)                                                                 $9.56
------------------------------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $615,744,175
 and 64,350,120 shares of beneficial interest outstanding)                                                                 $9.57

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

31 | OPPENHEIMER SENIOR FLOATING RATE FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS  For the Year Ended July 31, 2004
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME

 Interest                                                                                                            $44,158,236
------------------------------------------------------------------------------------------------------------------------------------
 Other income                                                                                                          1,405,230
------------------------------------------------------------------------------------------------------------------------------------
 Dividends                                                                                                                 1,361
                                                                                                                     ---------------
 Total investment income                                                                                              45,564,827

------------------------------------------------------------------------------------------------------------------------------------
 EXPENSES

 Management fees                                                                                                       4,877,584
------------------------------------------------------------------------------------------------------------------------------------

 Distribution and service plan fees:
 Class A                                                                                                                 358,035
 Class B                                                                                                               1,507,603
 Class C                                                                                                               2,590,912
------------------------------------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                                                                 106,417
 Class B                                                                                                                 238,370
 Class C                                                                                                                 291,330
------------------------------------------------------------------------------------------------------------------------------------
 Shareholder communications:
 Class A                                                                                                                  22,996
 Class B                                                                                                                  52,172
 Class C                                                                                                                  60,035
------------------------------------------------------------------------------------------------------------------------------------
 Interest expense                                                                                                        361,391
------------------------------------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                                             139,702
------------------------------------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                                                   15,643
------------------------------------------------------------------------------------------------------------------------------------
 Other                                                                                                                   555,943
                                                                                                                     ---------------
 Total expenses                                                                                                       11,178,133
 Less payments and waivers of expenses                                                                                (1,385,791)
                                                                                                                     ---------------
 Net expenses                                                                                                          9,792,342

------------------------------------------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME                                                                                                35,772,485

------------------------------------------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN

 Net realized gain on investments                                                                                      6,317,694
------------------------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on investments                                                  11,715,595

------------------------------------------------------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                $53,805,774
                                                                                                                     ===============

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

32 | OPPENHEIMER SENIOR FLOATING RATE FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

 YEAR ENDED JULY 31,                                                             2004              2003
------------------------------------------------------------------------------------------------------------
 OPERATIONS

 Net investment income                                                  $  35,772,485     $  23,594,266
------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                   6,317,694       (16,344,678)
------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                      11,715,595        20,205,808
                                                                        ------------------------------------
 Net increase in net assets resulting from operations                      53,805,774        27,455,396

------------------------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income:
 Class A                                                                   (7,286,019)       (1,876,986)
 Class B                                                                   (8,982,134)       (7,813,161)
 Class C                                                                  (15,514,260)      (10,146,654)

------------------------------------------------------------------------------------------------------------
 BENEFICIAL INTEREST TRANSACTIONS

 Net increase (decrease) in net assets resulting from
 beneficial interest transactions:
 Class A                                                                  327,604,102         9,320,515
 Class B                                                                  113,330,151       (22,819,466)
 Class C                                                                  397,312,953       (32,377,906)

------------------------------------------------------------------------------------------------------------
 NET ASSETS

 Total increase (decrease)                                                860,270,567       (38,258,262)
------------------------------------------------------------------------------------------------------------
 Beginning of period                                                      408,517,598       446,775,860
                                                                        ------------------------------------
 End of period (including accumulated net investment loss
 of $41,687 and $41,873, respectively)                                 $1,268,788,165     $ 408,517,598
                                                                       =====================================

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

33 | OPPENHEIMER SENIOR FLOATING RATE FUND
--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS  For the Year Ended July 31, 2004
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
 CASH FLOWS FROM OPERATING ACTIVITIES

 Net increase in net assets from operations                                                               $    53,805,774
---------------------------------------------------------------------------------------------------------------------------
 Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
 Purchase of investment securities                                                                         (2,039,583,684)
 Proceeds from disposition of investment securities and paydowns                                            1,106,499,430
 Increase in interest, dividends and paydowns receivable                                                       (5,579,181)
 Increase in receivable for securities sold                                                                   (18,709,626)
 Increase in other assets                                                                                            (700)
 Increase in payable for securities purchased                                                                 122,076,476
 Increase in accrued expenses                                                                                     377,616
 Premium amortization                                                                                             402,708
 Discount accretion                                                                                            (2,624,641)
 Net realized gain on securities                                                                               (6,317,694)
 Net change in unrealized appreciation on securities                                                          (11,715,595)
                                                                                                          -----------------
 Net cash used in operating activities                                                                       (801,369,117)

---------------------------------------------------------------------------------------------------------------------------
 CASH FLOWS FROM FINANCING ACTIVITIES

 Proceeds from issuance of debt                                                                               512,500,000
 Payment on outstanding debt                                                                                 (499,700,000)
 Proceeds from shares sold                                                                                    899,744,578
 Payment on shares redeemed                                                                                   (89,516,430)
 Cash distributions paid                                                                                      (10,273,038)
                                                                                                          -----------------
 Net cash provided by financing activities                                                                    812,755,110
---------------------------------------------------------------------------------------------------------------------------
 Net increase in cash                                                                                          11,385,993
---------------------------------------------------------------------------------------------------------------------------
 Cash, beginning balance                                                                                        1,128,362
                                                                                                          -----------------
 Cash, ending balance                                                                                     $    12,514,355
                                                                                                          =================

 Supplemental disclosure of cash flow information:
 Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $21,223,224.
 Cash paid for interest on bank borrowings--$213,483.

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

34 | OPPENHEIMER SENIOR FLOATING RATE FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS  A      YEAR ENDED JULY 31,                  2004      2003     2002      2001      2000 1
--------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period            $ 9.24    $ 9.03   $ 9.51    $ 9.96    $10.00
--------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                              .49       .55      .54       .80       .71
 Net realized and unrealized gain (loss)            .30       .14     (.50)     (.46)     (.04)
                                                 -------------------------------------------------
 Total from investment operations                   .79       .69      .04       .34       .67
--------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income              (.47)     (.48)    (.52)     (.79)     (.71)
--------------------------------------------------------------------------------------------------
 Net asset value, end of period                   $9.56     $9.24    $9.03     $9.51     $9.96
                                                 =================================================

--------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 2                8.78%     7.91%    0.44%     3.52%     6.94%

--------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)      $376,001   $44,028  $33,905   $44,985   $22,421
--------------------------------------------------------------------------------------------------
 Average net assets (in thousands)             $146,224   $35,298  $41,195   $41,457   $ 6,600
--------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                             5.56%     6.23%    5.84%     8.11%     8.30%
 Total expenses                                    1.19%     1.39%    1.42%     1.20%     1.26%
 Expenses after payments and waivers and
 reduction to custodian expenses                   0.99%     1.19%    1.22%     1.00%     0.87%
--------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            155%        9%      92%       47%       62%

1. For the period from September 8, 1999 (commencement of operations) to July
31, 2000.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

35 | OPPENHEIMER SENIOR FLOATING RATE FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B    YEAR ENDED JULY 31,                     2004      2003     2002      2001     2000 1
---------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period            $ 9.24    $ 9.04   $ 9.51    $ 9.97    $10.00
---------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                              .46       .52      .49       .76       .67
 Net realized and unrealized gain (loss)            .28       .11     (.49)     (.47)     (.03)
                                                 --------------------------------------------------
 Total from investment operations                   .74       .63       --       .29       .64
---------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income              (.42)     (.43)    (.47)     (.75)     (.67)
---------------------------------------------------------------------------------------------------
 Net asset value, end of period                   $9.56     $9.24    $9.04     $9.51     $9.97
                                                  =================================================

---------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 2                8.18%     7.21%    0.05%     2.96%     6.56%

---------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)      $277,043  $157,057 $176,760  $220,328   $98,343
---------------------------------------------------------------------------------------------------
 Average net assets (in thousands)             $201,260  $163,238 $206,869  $177,025   $49,122
---------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                             5.04%     5.70%    5.33%     7.56%     7.80%
 Total expenses                                    1.76%     1.93%    1.92%     1.64%     1.76%
 Expenses after payments and waivers and
 reduction to custodian expenses                   1.56%     1.73%    1.72%     1.44%     1.37%
---------------------------------------------------------------------------------------------------
 Portfolio turnover rate                            155%        9%      92%       47%       62%

1. For the period from September 8, 1999 (commencement of operations) to July
31, 2000.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

36 | OPPENHEIMER SENIOR FLOATING RATE FUND

CLASS C   YEAR ENDED JULY 31,                     2004      2003     2002      2001     2000 1
----------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period           $ 9.25    $ 9.04   $ 9.51    $ 9.97    $10.00
----------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                             .45       .52      .50       .76       .67
 Net realized and unrealized gain (loss)           .29       .12     (.50)     (.47)     (.04)
                                                ----------------------------------------------------
 Total from investment operations                  .74       .64       --       .29       .63
----------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income             (.42)     (.43)    (.47)     (.75)     (.66)
----------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $9.57     $9.25    $9.04     $9.51    $ 9.97
                                                ====================================================

----------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 2               8.21%     7.35%    0.05%     2.96%     6.51%

----------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)     $615,744  $207,433 $236,111  $350,126  $194,933
----------------------------------------------------------------------------------------------------
 Average net assets (in thousands)            $346,347  $210,987 $303,123  $323,725  $ 82,761
----------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                            5.05%     5.73%    5.37%     7.60%     7.79%
 Total expenses                                   1.71%     1.91%    1.92%     1.65%     1.77%
 Expenses after payments and waivers and
 reduction to custodian expenses                  1.51%     1.71%    1.72%     1.45%     1.38%
----------------------------------------------------------------------------------------------------
 Portfolio turnover rate                           155%        9%      92%       47%       62%

1. For the period from September 8, 1999 (commencement of operations) to July
31, 2000.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and repurchase at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

37 |  OPPENHEIMER SENIOR FLOATING RATE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer Senior Floating Rate Fund (the Fund) is registered under the
 Investment Company Act of 1940, as amended, as a closed-end management investment company. The Fund seeks as high a level of current income and preservation of capital as is consistent with investing primarily in senior floating rate loans and other debt securities. The Fund's investment advisor is
 OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without an initial sales charge but may be subject to an Early Withdrawal Charge. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and
 C shares have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the beginning of the month in which you purchase them.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
 Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on
 NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Corporate, government and municipal debt instruments having a remaining maturity in excess of 60 days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

38 | OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
 WHEN-ISSUED AND DELAYED DELIVERY SECURITY TRANSACTIONS. The Fund purchases and sells interests in Senior Loans and other portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on such interests or securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such interest or securities. These transactions are subject to market fluctuation; the value of the interests in
 Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase prices, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interest or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.
 When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in "when issued" and "delayed delivery"
 purchases, it will do so for the purpose of acquiring interest or securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.
--------------------------------------------------------------------------------
 SENIOR LOANS. Under normal market conditions, the Fund will invest at least 80%
 of its net assets (plus borrowings for investment purposes) in floating rate
 Senior Loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. While most of these loans will be collateralized, the Fund can also under normal market conditions invest up to 10% of its net assets
 (plus borrowings for investment purposes) in uncollateralized floating rate
 Senior Loans.
    Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Senior
 Loans. As a result, many Senior Loans are illiquid, meaning the Fund may not be able to value them accurately or to sell them quickly at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
    As of July 31, 2004, securities with an aggregate market value of
 $1,407,496,401, representing 111.0% of the Fund's net assets were comprised of
 Senior Loans, of which $1,013,424,234 representing 79.87% of net assets, were illiquid.
--------------------------------------------------------------------------------
 SECURITY CREDIT RISK. Senior Loans are subject to credit risk. Credit risk relates to the ability of the borrower under a Senior Loan to make interest and principal payments as they become due. The Fund's investments in Senior Loans are subject to risk of default. As of July 31, 2004, securities with an aggregate market value of $1,835,777, representing 0.14% of the Fund's net assets, were in default.

39 | OPPENHEIMER SENIOR FLOATING RATE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
 JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
 Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
 Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

 The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
 Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.
                                                                  NET UNREALIZED
                                                                    APPRECIATION
                                                                BASED ON COST OF
                                                                  SECURITIES AND
    UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED      OTHER INVESTMENTS
    NET INVESTMENT       LONG-TERM                   LOSS     FOR FEDERAL INCOME
    INCOME                    GAIN    CARRYFORWARD 1,2,3,4          TAX PURPOSES
--------------------------------------------------------------------------------
         $286,337              $--            $40,319,218            $11,619,877
 1. As of July 31, 2004, the Fund had $39,834,742 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of July 31, 2004, details of the capital loss carryforwards were as follows:
                              EXPIRING
                              ----------------------
                              2010     $  13,831,444
                              2011        26,003,298
                                       -------------
                              Total    $  39,834,742
                                       =============
 2. As of July 31, 2004, the Fund had $484,476 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2013.
 3. During the fiscal year ended July 31, 2004, the Fund utilized $1,064,614 of capital loss carryforward to offset capital gains realized in that fiscal year.
 4. During the fiscal year ended July 31, 2003, the Fund did not utilize any capital loss carryforward.

40 | OPPENHEIMER SENIOR FLOATING RATE FUND

 Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for July 31, 2004. Net assets of the Fund were unaffected by the reclassifications.
                                         REDUCTION TO
                 REDUCTION TO         ACCUMULATED NET
                 ACCUMULATED NET     REALIZED LOSS ON
                 INVESTMENT INCOME        INVESTMENTS
                 ------------------------------------
                 $3,989,886                $3,989,886

The tax character of distributions paid during the years ended July 31, 2004 and July 31, 2003 was as follows:
                                             YEAR ENDED      YEAR ENDED
                                          JULY 31, 2004   JULY 31, 2003
                 ------------------------------------------------------
                 Distributions paid from:
                 Ordinary income            $31,782,413     $19,836,801

 The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of July 31, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 Federal tax cost of securities     $1,413,986,617
                                                    ==============
                 Gross unrealized appreciation      $   16,936,704
                 Gross unrealized depreciation          (5,316,827)
                                                    --------------
                 Net unrealized appreciation        $   11,619,877
                                                    ==============
--------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
 Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
 Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
 Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

41 | OPPENHEIMER SENIOR FLOATING RATE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
--------------------------------------------------------------------------------
 INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are earned as compensation for agreeing to changes in loan agreements.
--------------------------------------------------------------------------------
 EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with U.S.
 generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
 2. SHARES OF BENEFICIAL INTEREST
 The Fund has adopted the following fundamental policies concerning periodic repurchase offers:
 o     The Fund will make periodic Repurchase Offers, pursuant to Rule 23c-3 under the Investment Company Act of 1940 (as that rule may be amended from time to time).
 o     Repurchase offers shall be made at periodic intervals of three months between Repurchase Request Deadlines. The Deadlines will be at the time on a regular business day (normally the last regular business day) in the months of January, April, July and October to be determined by the Fund's
       Board of Trustees.
 o     The Repurchase Pricing Date for a particular Repurchase Offer shall be not more than 14 days after the Repurchase Request Deadline for the
       Repurchase Offer. If that day is not a normal business day, then the
       Repurchase Pricing Date will be the following regular business day.
    Each quarter, the Fund's Board will determine the number of shares that the
 Fund will offer to repurchase in a particular Repurchase Offer. The Repurchase
 Offer Amount will

42 | OPPENHEIMER SENIOR FLOATING RATE FUND
 be at least 5% but not more than 25% of the total number of  shares of all classes of the Fund (in the aggregate) outstanding on the  Repurchase Request
 Deadline. If shareholders  tender more than the Repurchase Offer Amount for a particular Repurchase  Offer, the Fund may repurchase up to an additional 2% of the shares outstanding  on the Repurchase Request Deadline.

 For the year ended July 31, 2004, the Fund extended four Repurchase Offers:
                             PERCENTAGE OF
                               OUTSTANDING        NUMBER OF
          REPURCHASE            SHARES THE       SHARES THE        NUMBER OF
          REQUEST             FUND OFFERED     FUND OFFERED  SHARES TENDERED
          DEADLINES          TO REPURCHASE    TO REPURCHASE    (ALL CLASSES)
--------------------------------------------------------------------------------
          October 31, 2003              20%      10,677,075        1,922,057
          January 31, 2004              20       12,900,575        2,183,639
          April 30, 2004                20       17,057,147        2,436,404
          July 31, 2004                 20       26,532,610        3,319,374

 The Fund is authorized to issue an unlimited number of shares of each class and at the date of this report has registered 200 million shares, par value $0.001 each. Transactions in shares of beneficial interest were as follows:

                                 YEAR ENDED JULY 31, 2004         YEAR ENDED JULY 31, 2003
                                SHARES             AMOUNT        SHARES             AMOUNT
---------------------------------------------------------------------------------------------
 CLASS A
 Sold                       36,589,676       $346,722,635     2,133,732     $   19,355,973
 Dividends and/or
 distributions reinvested      559,316          5,301,678       134,239          1,208,043
 Repurchased                (2,575,947)       (24,420,211)   (1,255,972)       (11,243,501)
                            -----------------------------------------------------------------
 Net increase               34,573,045       $327,604,102     1,011,999     $    9,320,515
                            =================================================================

---------------------------------------------------------------------------------------------
 CLASS B
 Sold                       14,652,433       $138,541,892     2,286,292     $   20,672,656
 Dividends and/or
 distributions reinvested      597,692          5,649,211       531,738          4,784,062
 Repurchased                (3,264,998)       (30,860,952)   (5,385,598)       (48,276,184)
                            -----------------------------------------------------------------
 Net increase (decrease)    11,985,127       $113,330,151    (2,567,568)    $  (22,819,466)
                            =================================================================

---------------------------------------------------------------------------------------------
 CLASS C
 Sold                       45,179,360       $428,020,260     4,345,531     $   39,484,371
 Dividends and/or
 distributions reinvested    1,084,497         10,272,335       778,076          7,002,451
 Repurchased                (4,337,385)       (40,979,642)   (8,805,619)       (78,864,728)
                            -----------------------------------------------------------------
 Net increase (decrease)    41,926,472       $397,312,953    (3,682,012)    $  (32,377,906)
                            =================================================================

--------------------------------------------------------------------------------
 3. PURCHASES AND SALES OF SECURITIES
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2004, were
$2,096,063,552 and $1,143,326,588, respectively.

43 | OPPENHEIMER SENIOR FLOATING RATE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66%
 of the next $200 million, and 0.60% of average annual net assets in excess of
 $800 million.
--------------------------------------------------------------------------------
 ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.
--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund. The
 Fund pays OFS a per account fee. For the year ended July 31, 2004, the Fund paid $594,432 to OFS for services to the Fund.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's
 Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
 acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.
--------------------------------------------------------------------------------
 SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class
 A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
 Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has
 adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the

 Distributor an annual asset-based sales charge of up to 0.75% per year on Class
 B and Class C shares. The Board of Trustees has currently set that fee rate at
 0.50% of average annual net assets of the respective class per year under each plan but may increase it up to 0.75% in the future. The Distributor also receives a service fee of up to 0.25% per year under each plan. If either the
 Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at July 31, 2004 for Class B and Class C shares were $6,342,639 and $13,111,372, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

44 | OPPENHEIMER SENIOR FLOATING RATE FUND

--------------------------------------------------------------------------------
 SALES CHARGES. Front-end sales charges and contingent deferred sales charges
 (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
 Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                               CLASS A        CLASS B        CLASS C
                               CLASS A      CONTINGENT     CONTINGENT     CONTINGENT
                             FRONT-END        DEFERRED       DEFERRED       DEFERRED
                         SALES CHARGES   SALES CHARGES  SALES CHARGES  SALES CHARGES
                           RETAINED BY     RETAINED BY    RETAINED BY    RETAINED BY
 YEAR ENDED                DISTRIBUTOR     DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR
--------------------------------------------------------------------------------------
 July 31, 2004                $504,323          $2,355       $261,669        $51,818

--------------------------------------------------------------------------------------

 PAYMENTS AND WAIVERS OF EXPENSES. The management fee is based upon a percentage of the Fund's average annual net assets and is shown without giving effect to a voluntary reduction by the Manager of 0.20% of the Fund's average annual net assets. As a result of this agreement the Fund was reimbursed $1,384,053 for the year ended July 31, 2004. That voluntary reduction and waiver may be withdrawn or amended at any time.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended July 31, 2004, OFS waived $48, $1,099 and $591 for Class A,
 Class B and Class C shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 5. ILLIQUID SECURITIES
 As of July 31, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Most
 Senior Loans and many of the Fund's other investments are illiquid. The aggregate value of illiquid securities subject to this limitation as of July
 31, 2004 was $1,023,002,947, which represents 80.63% of the Fund's net assets.

--------------------------------------------------------------------------------
 6. LOAN COMMITMENTS
 Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $8,063,854 at July 31, 2004. These commitments are subject to funding based on the borrower's discretion. The Fund is obligated to fund these commitments at the time of the request by the borrower. The Fund generally will maintain with its custodian, short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.

45 | OPPENHEIMER SENIOR FLOATING RATE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 7. BANK BORROWINGS
 The Fund may borrow up to 33 1/3% of its total assets from a bank to purchase portfolio securities, to meet repurchase obligations or for temporary and emergency purposes. The Fund may borrow up to a certain percentage of its total assets from a bank to purchase portfolio securities (a technique referred to as
 "leverage"), to finance share repurchases during Repurchase Offers, and to fund additional loan commitments or for cash management purposes. The Fund has entered into an agreement which enables it to participate with certain other
 Oppenheimer funds in a committed, unsecured line of credit with a bank, which permits borrowings up to $540 million, collectively, of which commitment $80 million is allocated to the Fund. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.75%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.
    The Fund had borrowings outstanding of $12,800,000 at July 31, 2004 at an interest rate of 2.12%. For the year ended July 31, 2004, the average monthly loan balance was $11,058,392 at an average daily interest rate of 1.778%. The
 Fund had gross borrowings and gross loan repayments of $512,500,000 and
 $499,700,000, respectively, during the year ended July 31, 2004. The maximum amount of borrowings outstanding at any month-end was $47,500,000. The Fund paid $26,923 in commitment fees and interest of $213,483 during the year ended
 July 31, 2004.

--------------------------------------------------------------------------------
8. SUBSEQUENT EVENTS - LITIGATION

Three complaints have been filed as putative derivative and class actions against the Manager, OFS and the Distributor (collectively, "OppenheimerFunds"), as well as 51 of the Oppenheimer funds (collectively, the "Funds") including this Fund, and nine directors/trustees of certain of the Funds (collectively, the "Directors/Trustees"). The complaints allege that the Manager charged excessive fees for distribution and other costs, improperly used assets of the
Funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the Funds, and failed to properly disclose the use of Fund assets to make those payments in violation of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. The complaints further allege that by permitting and/or participating in those actions, the Directors/Trustees breached their fiduciary duties to Fund shareholders under the Investment
Company Act of 1940 and at common law.

OppenheimerFunds believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them, the Funds or the
Directors/Trustees and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss. However,
OppenheimerFunds, the Funds and the Directors/Trustees believe that the allegations contained in the complaints are without merit and intend to defend these lawsuits vigorously.

46 | OPPENHEIMER SENIOR FLOATING RATE FUND

                         Appendix A

------------------------------------------------------------
                           Industry Classifications
------------------------------------------------------------

Aerospace $amp; Defense                Household Products
Air Freight $amp; Couriers             Industrial Conglomerates
Airlines                           Insurance
Auto Components                    Internet $amp; Catalog Retail
Automobiles                        Internet Software $amp; Services
Beverages                          IT Services
Biotechnology                      Leisure Equipment $amp; Products
Building Products                  Machinery
Chemicals                          Marine
Consumer Finance                   Media
Commercial Banks                   Metals $amp; Mining
Commercial Services $amp; Supplies     Multiline Retail
Communications Equipment           Multi-Utilities
Computers $amp; Peripherals            Office Electronics
Construction $amp; Engineering         Oil $amp; Gas
Construction Materials             Paper $amp; Forest Products
Containers $amp; Packaging             Personal Products
Distributors                       Pharmaceuticals
Diversified Financial Services     Real Estate
Diversified Telecommunication      Road $amp; Rail
Services
Electric Utilities                 Semiconductors and Semiconductor
                                   Equipment
Electrical Equipment               Software
Electronic Equipment $amp; Instruments Specialty Retail
Energy Equipment $amp; Services        Textiles, Apparel $amp; Luxury Goods
Food $amp; Staples Retailing           Thrifts $amp; Mortgage Finance
Food Products                      Tobacco
Gas Utilities                      Trading Companies $amp; Distributors
Health Care Equipment $amp; Supplies   Transportation Infrastructure
Health Care Providers $amp; Services   Water Utilities
Hotels Restaurants $amp; Leisure       Wireless Telecommunication Services

o

                            B-15
                         Appendix B
  OppenheimerFunds Special Sales Charge Arrangements and
  -------------------------------------------------------
                          Waivers
                          -------

In certain cases, the initial sales charge that applies to
purchases of Class A shares(1) of the Oppenheimer funds or
the contingent deferred sales charge that may apply to
Class A, Class B or Class C shares may be waived.(2)  That
is because of the economies of sales efforts realized by
OppenheimerFunds Distributor, Inc., (referred to in this
document as the "Distributor"), or by dealers or other
financial institutions that offer those shares to certain
classes of investors.

Not all waivers apply to all funds. For example, waivers
relating to Retirement Plans do not apply to Oppenheimer
municipal funds, because shares of those funds are not
available for purchase by or on behalf of retirement plans.
Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and
in the Prospectus and Statement of Additional Information
of the applicable Oppenheimer funds, the term "Retirement
Plan" refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k)
            of the Internal Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans(3)
         4) Group Retirement Plans(4)
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"),
            including traditional IRAs, Roth IRAs,
            SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the
applicability of a special arrangement or waiver in a
particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this
document as the "Transfer Agent") of the particular
Oppenheimer fund. These waivers and special arrangements
may be amended or terminated at any time by a particular
fund, the Distributor, and/or OppenheimerFunds, Inc.
(referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be
requested by the shareholder and/or dealer in the
redemption request.
I.

 Applicability of Class A Contingent Deferred Sales Charges
                       in Certain Cases
------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are
Not Subject to Initial Sales Charge but May Be Subject to
the Class A Contingent Deferred Sales Charge (unless a
waiver applies).

      There is no initial sales charge on purchases of
Class A shares of any of the Oppenheimer funds in the cases
listed below. However, these purchases may be subject to
the Class A contingent deferred sales charge if redeemed
within 18 months (24 months in the case of Oppenheimer
Rochester National Municipals and Rochester Fund
Municipals) of the beginning of the calendar month of their
purchase, as described in the Prospectus (unless a waiver
described elsewhere in this Appendix applies to the
redemption). Additionally, on shares purchased under these
waivers that are subject to the Class A contingent deferred
sales charge, the Distributor will pay the applicable
concession described in the Prospectus under "Class A
Contingent Deferred Sales Charge."(5) This waiver provision
applies to:
|_|   Purchases of Class A shares aggregating $1 million or
         more.
|_|   Purchases of Class A shares by a Retirement Plan that
         was permitted to purchase such shares at net asset
         value but subject to a contingent deferred sales
         charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans)
         that: 1) bought shares costing $500,000 or more,
         2) had at the time of purchase 100 or more
         eligible employees or total plan assets of
         $500,000 or more, or 3) certified to the
         Distributor that it projects to have annual plan
         purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover
         IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered
            investment adviser that has made special
            arrangements with the Distributor for those
            purchases, or
         2) by a direct rollover of a distribution from a
            qualified Retirement Plan if the administrator
            of that Plan has made special arrangements with
            the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that
         have any of the following record-keeping
         arrangements:
         1) The record keeping is performed by Merrill
            Lynch Pierce Fenner $amp; Smith, Inc. ("Merrill
            Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor
            signs the record-keeping service agreement with
            Merrill Lynch, the Plan must have $3 million or
            more of its assets invested in (a) mutual
            funds, other than those advised or managed by
            Merrill Lynch Investment Management, L.P.
            ("MLIM"), that are made available under a
            Service Agreement between Merrill Lynch and the
            mutual fund's principal underwriter or
            distributor, and  (b)  funds advised or managed
            by MLIM (the funds described in (a) and (b) are
            referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is
            performed on a daily valuation basis by a
            record keeper whose services are provided under
            a contract or arrangement between the
            Retirement Plan and Merrill Lynch. On the date
            the plan sponsor signs the record keeping
            service agreement with Merrill Lynch, the Plan
            must have $3 million or more of its assets
            (excluding assets invested in money market
            funds) invested in Applicable Investments.
         3) The record keeping for a Retirement Plan is
            handled under a service agreement with Merrill
            Lynch and on the date the plan sponsor signs
            that agreement, the Plan has 500 or more
            eligible employees (as determined by the
            Merrill Lynch plan conversion manager).
II.

   Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges
for Certain Purchasers.

Class A shares purchased by the following investors are not
subject to any Class A sales charges (and no concessions
are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and
         employees (and their "immediate families") of the
         Fund, the Manager and its affiliates, and
         retirement plans established by them for their
         employees. The term "immediate family" refers to
         one's spouse, children, grandchildren,
         grandparents, parents, parents-in-law, brothers
         and sisters, sons- and daughters-in-law, a
         sibling's spouse, a spouse's siblings, aunts,
         uncles, nieces and nephews; relatives by virtue of
         a remarriage (step-children, step-parents, etc.)
         are included.
|_|   Registered management investment companies, or
         separate accounts of insurance companies having an
         agreement with the Manager or the Distributor for
         that purpose.
|_|   Dealers or brokers that have a sales agreement with
         the Distributor, if they purchase shares for their
         own accounts or for retirement plans for their
         employees.
|_|   Employees and registered representatives (and their
         spouses) of dealers or brokers described above or
         financial institutions that have entered into
         sales arrangements with such dealers or brokers
         (and which are identified as such to the
         Distributor) or with the Distributor. The
         purchaser must certify to the Distributor at the
         time of purchase that the purchase is for the
         purchaser's own account (or for the benefit of
         such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment
         advisors that have entered into an agreement with
         the Distributor providing specifically for the use
         of shares of the Fund in particular investment
         products made available to their clients. Those
         clients may be charged a transaction fee by their
         dealer, broker, bank or advisor for the purchase
         or sale of Fund shares.
|_|   Investment advisors and financial planners who have
         entered into an agreement for this purpose with
         the Distributor and who charge an advisory,
         consulting or other fee for their services and buy
         shares for their own accounts or the accounts of
         their clients.
|_|   "Rabbi trusts" that buy shares for their own
         accounts, if the purchases are made through a
         broker or agent or other financial intermediary
         that has made special arrangements with the
         Distributor for those purchases.
|_|   Clients of investment advisors or financial planners
         (that have entered into an agreement for this
         purpose with the Distributor) who buy shares for
         their own accounts may also purchase shares
         without sales charge but only if their accounts
         are linked to a master account of their investment
         advisor or financial planner on the books and
         records of the broker, agent or financial
         intermediary with which the Distributor has made
         such special arrangements . Each of these
         investors may be charged a fee by the broker,
         agent or financial intermediary for purchasing
         shares.
|_|   Directors, trustees, officers or full-time employees
         of OpCap Advisors or its affiliates, their
         relatives or any trust, pension, profit sharing or
         other benefit plan which beneficially owns shares
         for those persons.
|_|   Accounts for which Oppenheimer Capital (or its
         successor) is the investment advisor (the
         Distributor must be advised of this arrangement)
         and persons who are directors or trustees of the
         company or trust which is the beneficial owner of
         such accounts.
|_|   A unit investment trust that has entered into an
         appropriate agreement with the Distributor.
|_|   Dealers, brokers, banks, or registered investment
         advisers that have entered into an agreement with
         the Distributor to sell shares to defined
         contribution employee retirement plans for which
         the dealer, broker or investment adviser provides
         administration services.
|_|   Retirement Plans and deferred compensation plans and
         trusts used to fund those plans (including, for
         example, plans qualified or created under sections
         401(a), 401(k), 403(b) or 457 of the Internal
         Revenue Code), in each case if those purchases are
         made through a broker, agent or other financial
         intermediary that has made special arrangements
         with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former
         Quest for Value Advisors) whose Class B or Class C
         shares of a Former Quest for Value Fund were
         exchanged for Class A shares of that Fund due to
         the termination of the Class B and Class C
         TRAC-2000 program on November 24, 1995.
|_|   A qualified Retirement Plan that had agreed with the
         former Quest for Value Advisors to purchase shares
         of any of the Former Quest for Value Funds at net
         asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund
         clearinghouse, if that arrangement was consummated
         and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges
in Certain Transactions.

Class A shares issued or purchased in the following
transactions are not subject to sales charges (and no
concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as
         mergers, asset acquisitions and exchange offers,
         to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or
         other distributions reinvested from the Fund or
         other Oppenheimer funds (other than Oppenheimer
         Cash Reserves) or unit investment trusts for which
         reinvestment arrangements have been made with the
         Distributor.
|_|   Shares purchased by the reinvestment of loan
         repayments by a participant in a Retirement Plan
         for which the Manager or an affiliate acts as
         sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge
for Certain Redemptions.

The Class A contingent deferred sales charge is also waived
if shares that would otherwise be subject to the contingent
deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are
         limited annually to no more than 12% of the
         account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law
         or involuntary redemptions of small accounts
         (please refer to "Shareholder Account Rules and
         Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred
         compensation plans or other employee benefit plans
         for any of the following purposes:
         1) Following the death or disability (as defined
            in the Internal Revenue Code) of the
            participant or beneficiary. The death or
            disability must occur after the participant's
            account was established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake
            of fact.
4)    Hardship withdrawals, as defined in the plan.(6)
         5) Under a Qualified Domestic Relations Order, as
            defined in the Internal Revenue Code, or, in
            the case of an IRA, a divorce or separation
            agreement described in Section 71(b) of the
            Internal Revenue Code.
         6) To meet the minimum distribution requirements
            of the Internal Revenue Code.
         7) To make "substantially equal periodic payments"
            as described in Section 72(t) of the Internal
            Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.(7)
         10)      Participant-directed redemptions to
            purchase shares of a mutual fund (other than a
            fund managed by the Manager or a subsidiary of
            the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service
            distributions," if the redemption proceeds are
            rolled over directly to an
            OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by
         broker-dealers that have entered into a special
         agreement with the Distributor allowing this
         waiver.
|_|   For distributions from retirement plans that have $10
         million or more in plan assets and that have
         entered into a special agreement with the
         Distributor.
|_|   For distributions from retirement plans which are
         part of a retirement plan product or platform
         offered by certain banks, broker-dealers,
         financial advisors, insurance companies or record
         keepers which have entered into a special
         agreement with the Distributor.
III.  Waivers of Class B, Class C and Class N Sales Charges
                        of Oppenheimer Funds
---------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales
charges will not be applied to shares purchased in certain
types of transactions or redeemed in certain circumstances
described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales
charges will be waived for redemptions of shares in the
following cases:
|_|   Shares redeemed involuntarily, as described in
         "Shareholder Account Rules and Policies," in the
         applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans
         following the death or disability of the last
         surviving shareholder. The death or disability
         must have occurred after the account was
         established, and for disability you must provide
         evidence of a determination of disability by the
         Social Security Administration.
|_|   The contingent deferred sales charges are generally
         not waived following the death or disability of a
         grantor or trustee for a trust account. The
         contingent deferred sales charges will only be
         waived in the limited case of the death of the
         trustee of a grantor trust or revocable living
         trust for which the trustee is also the sole
         beneficiary. The death or disability must have
         occurred after the account was established, and
         for disability you must provide evidence of a
         determination of disability by the Social Security
         Administration.
|_|   Distributions from accounts for which the
         broker-dealer of record has entered into a special
         agreement with the Distributor allowing this
         waiver.
|_|   Redemptions of Class B shares held by Retirement
         Plans whose records are maintained on a daily
         valuation basis by Merrill Lynch or an independent
         record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S.
         Government Trust from accounts of clients of
         financial institutions that have entered into a
         special arrangement with the Distributor for this
         purpose.
|_|   Redemptions of Class C shares of an Oppenheimer fund
         in amounts of $1 million or more requested in
         writing by a Retirement Plan sponsor and submitted
         more than 12 months after the Retirement Plan's
         first purchase of Class C shares, if the
         redemption proceeds are invested to purchase Class
         N shares of one or more Oppenheimer funds.
|_|   Distributions(8) from Retirement Plans or other
         employee benefit plans for any of the following
         purposes:
         1) Following the death or disability (as defined
            in the Internal Revenue Code) of the
            participant or beneficiary. The death or
            disability must occur after the participant's
            account was established in an Oppenheimer fund.
         2) To return excess contributions made to a
            participant's account.
         3) To return contributions made due to a mistake
            of fact.
         4) To make hardship withdrawals, as defined in the
            plan.(9)
         5) To make distributions required under a
            Qualified Domestic Relations Order or, in the
            case of an IRA, a divorce or separation
            agreement described in Section 71(b) of the
            Internal Revenue Code.
         6) To meet the minimum distribution requirements
            of the Internal Revenue Code.
         7) To make "substantially equal periodic payments"
            as described in Section 72(t) of the Internal
            Revenue Code.
         8) For loans to participants or beneficiaries.(10)
         9) On account of the participant's separation from
            service.(11)
         10)      Participant-directed redemptions to
            purchase shares of a mutual fund (other than a
            fund managed by the Manager or a subsidiary of
            the Manager) offered as an investment option in
            a Retirement Plan if the plan has made special
            arrangements with the Distributor.
         11)      Distributions made on account of a plan
            termination or "in-service" distributions, if
            the redemption proceeds are rolled over
            directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's
            account under an Automatic Withdrawal Plan
            after the participant reaches age 59 1/2, as long
            as the aggregate value of the distributions
            does not exceed 10% of the account's value,
            adjusted annually.
         13)      Redemptions of Class B shares under an
            Automatic Withdrawal Plan for an account other
            than a Retirement Plan, if the aggregate value
            of the redeemed shares does not exceed 10% of
            the account's value, adjusted annually.
         14)      For distributions from 401(k) plans
            sponsored by broker-dealers that have entered
            into a special arrangement with the Distributor
            allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under
         an Automatic Withdrawal Plan from an account other
         than a Retirement Plan if the aggregate value of
         the redeemed shares does not exceed 10% of the
         account's value annually.

B. Waivers for Shares Sold or Issued in Certain
Transactions.

The contingent deferred sales charge is also waived on
Class B and Class C shares sold or issued in the following
cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment
         companies or separate accounts of insurance
         companies having an agreement with the Manager or
         the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the
         Fund is a party.
|_|   Shares sold to present or former officers, directors,
         trustees or employees (and their "immediate
         families" as defined above in Section I.A.) of the
         Fund, the Manager and its affiliates and
         retirement plans established by them for their
         employees.
IV.

    Special Sales Charge Arrangements for Shareholders of
       Certain Oppenheimer Funds Who Were Shareholders of
                  Former Quest for Value Funds
-------------------------------------------------------------

The initial and contingent deferred sales charge rates and
waivers for Class A, Class B and Class C shares described
in the Prospectus or Statement of Additional Information of
the Oppenheimer funds are modified as described below for
certain persons who were shareholders of the former Quest
for Value Funds.  To be eligible, those persons must have
been shareholders on November 24, 1995, when
OppenheimerFunds, Inc. became the investment advisor to
those former Quest for Value Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer
   Small Cap Value Fund
   Oppenheimer Quest Balanced Value Fund        Oppenheimer
   Quest International Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the
following funds when they merged (were reorganized) into
various Oppenheimer funds on November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for
   Value New York Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest
   for Value National Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value
   California Tax-Exempt Fund

      All of the funds listed above are referred to in this
Appendix as the "Former Quest for Value Funds."  The
waivers of initial and contingent deferred sales charges
described in this Appendix apply to shares of an
Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange
         of shares of an Oppenheimer fund that was one of
         the Former Quest for Value Funds, or
|_|   purchased by such shareholder by exchange of shares
         of another Oppenheimer fund that were acquired
         pursuant to the merger of any of the Former Quest
         for Value Funds into that other Oppenheimer fund
         on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X|   Reduced Class A Initial Sales Charge Rates for
Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations.  The following table
sets forth the initial sales charge rates for Class A
shares purchased by members of "Associations" formed for
any purpose other than the purchase of securities. The
rates in the table apply if that Association purchased
shares of any of the Former Quest for Value Funds or
received a proposal to purchase such shares from OCC
Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------
      For purchases by Associations having 50 or more
eligible employees or members, there is no initial sales
charge on purchases of Class A shares, but those shares are
subject to the Class A contingent deferred sales charge
described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the
lower of either the sales charge rate in the table based on
the number of members of an Association, or the sales
charge rate that applies under the Right of Accumulation
described in the applicable fund's Prospectus and Statement
of Additional Information. Individuals who qualify under
this arrangement for reduced sales charge rates as members
of Associations also may purchase shares for their
individual or custodial accounts at these reduced sales
charge rates, upon request to the Distributor.

|X|   Waiver of Class A Sales Charges for Certain
Shareholders.  Class A shares purchased by the following
investors are not subject to any Class A initial or
contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family
            of Funds on February 28, 1991 and who acquired
            shares of any of the Former Quest for Value
            Funds by merger of a portfolio of the AMA
            Family of Funds.
o     Shareholders who acquired shares of any Former Quest
            for Value Fund by merger of any of the
            portfolios of the Unified Funds.

|X|   Waiver of Class A Contingent Deferred Sales Charge in
Certain Transactions.  The Class A contingent deferred
sales charge will not apply to redemptions of Class A
shares purchased by the following investors who were
shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer
that is or was not permitted to receive a sales load or
redemption fee imposed on a shareholder with whom that
dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations
adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales
Charge Waivers.

|X|   Waivers for Redemptions of Shares Purchased Prior to
March 6, 1995.  In the following cases, the contingent
deferred sales charge will be waived for redemptions of
Class A, Class B or Class C shares of an Oppenheimer fund.
The shares must have been acquired by the merger of a
Former Quest for Value Fund into the fund or by exchange
from an Oppenheimer fund that was a Former Quest for Value
Fund or into which such fund merged. Those shares must have
been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan
            holding only either Class B or Class C shares
            if the annual withdrawal does not exceed 10% of
            the initial value of the account value,
            adjusted annually, and
o     liquidation of a shareholder's account if the
            aggregate net asset value of shares held in the
            account is less than the required minimum value
            of such accounts.

|X|   Waivers for Redemptions of Shares Purchased on or
After March 6, 1995 but Prior to November 24, 1995. In the
following cases, the contingent deferred sales charge will
be waived for redemptions of Class A, Class B or Class C
shares of an Oppenheimer fund. The shares must have been
acquired by the merger of a Former Quest for Value Fund
into the fund or by exchange from an Oppenheimer fund that
was a Former Quest For Value Fund or into which such Former
Quest for Value Fund merged. Those shares must have been
purchased on or after March 6, 1995, but prior to November
24, 1995:
o     redemptions following the death or disability of the
            shareholder(s) (as evidenced by a determination
            of total disability by the U.S. Social Security
            Administration);
o     withdrawals under an automatic withdrawal plan (but
            only for Class B or Class C shares) where the
            annual withdrawals do not exceed 10% of the
            initial value of the account value; adjusted
            annually, and
o     liquidation of a shareholder's account if the
            aggregate net asset value of shares held in the
            account is less than the required minimum
            account value.

      A shareholder's account will be credited with the
amount of any contingent deferred sales charge paid on the
redemption of any Class A, Class B or Class C shares of the
Oppenheimer fund described in this section if the proceeds
are invested in the same Class of shares in that fund or
another Oppenheimer fund within 90 days after redemption.
V.    Special Sales Charge Arrangements for Shareholders of
      Certain Oppenheimer Funds Who Were Shareholders of
         Connecticut Mutual Investment Accounts, Inc.
---------------------------------------------------------

The initial and contingent deferred sale charge rates and
waivers for Class A and Class B shares described in the
respective Prospectus (or this Appendix) of the following
Oppenheimer funds (each is referred to as a "Fund" in this
section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders
who were shareholders of the following funds (referred to
as the "Former Connecticut Mutual Funds") on March 1, 1996,
when OppenheimerFunds, Inc. became the investment adviser
to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account         Connecticut
   Mutual Total Return Account
   Connecticut Mutual Government Securities Account   CMIA
   LifeSpan Capital Appreciation Account
   Connecticut Mutual Income Account         CMIA LifeSpan
   Balanced Account
   Connecticut Mutual Growth Account         CMIA
   Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X|   Class A Contingent Deferred Sales Charge. Certain
shareholders of a Fund and the other Former Connecticut
Mutual Funds are entitled to continue to make additional
purchases of Class A shares at net asset value without a
Class A initial sales charge, but subject to the Class A
contingent deferred sales charge that was in effect prior
to March 18, 1996 (the "prior Class A CDSC"). Under the
prior Class A CDSC, if any of those shares are redeemed
within one year of purchase, they will be assessed a 1%
contingent deferred sales charge on an amount equal to the
current market value or the original purchase price of the
shares sold, whichever is smaller (in such redemptions, any
shares not subject to the prior Class A CDSC will be
redeemed first).

      Those shareholders who are eligible for the prior
      Class A CDSC are:
         1) persons whose purchases of Class A shares of a
            Fund and other Former Connecticut Mutual Funds
            were $500,000 prior to March 18, 1996, as a
            result of direct purchases or purchases
            pursuant to the Fund's policies on Combined
            Purchases or Rights of Accumulation, who still
            hold those shares in that Fund or other Former
            Connecticut Mutual Funds, and
         2) persons whose intended purchases under a
            Statement of Intention entered into prior to
            March 18, 1996, with the former general
            distributor of the Former Connecticut Mutual
            Funds to purchase shares valued at $500,000 or
            more over a 13-month period entitled those
            persons to purchase shares at net asset value
            without being subject to the Class A initial
            sales charge

      Any of the Class A shares of a Fund and the other
Former Connecticut Mutual Funds that were purchased at net
asset value prior to March 18, 1996, remain subject to the
prior Class A CDSC, or if any additional shares are
purchased by those shareholders at net asset value pursuant
to this arrangement they will be subject to the prior Class
A CDSC.

|X|

      Class A Sales Charge Waivers. Additional Class A
shares of a Fund may be purchased without a sales charge,
by a person who was in one (or more) of the categories
below and acquired Class A shares prior to March 18, 1996,
and still holds Class A shares:
         1) any purchaser, provided the total initial
            amount invested in the Fund or any one or more
            of the Former Connecticut Mutual Funds totaled
            $500,000 or more, including investments made
            pursuant to the Combined Purchases, Statement
            of Intention and Rights of Accumulation
            features available at the time of the initial
            purchase and such investment is still held in
            one or more of the Former Connecticut Mutual
            Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided
            that the total initial amount invested by the
            plan in the Fund or any one or more of the
            Former Connecticut Mutual Funds totaled
            $500,000 or more;
         3) Directors of the Fund or any one or more of the
            Former Connecticut Mutual Funds and members of
            their immediate families;
         4) employee benefit plans sponsored by Connecticut
            Mutual Financial Services, L.L.C. ("CMFS"), the
            prior distributor of the Former Connecticut
            Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least
            1,000 persons (and persons who are retirees
            from such group) engaged in a common business,
            profession, civic or charitable endeavor or
            other activity, and the spouses and minor
            dependent children of such persons, pursuant to
            a marketing program between CMFS and such
            group; and
         6) an institution acting as a fiduciary on behalf
            of an individual or individuals, if such
            institution was directly compensated by the
            individual(s) for recommending the purchase of
            the shares of the Fund or any one or more of
            the Former Connecticut Mutual Funds, provided
            the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and
(2) above may be subject to the Class A CDSC of the Former
Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be
purchased without a sales charge by any holder of a
variable annuity contract issued in New York State by
Connecticut Mutual Life Insurance Company through the
Panorama Separate Account which is beyond the applicable
surrender charge period and which was used to fund a
qualified plan, if that holder exchanges the variable
annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge
Waivers.

In addition to the waivers set forth in the Prospectus and
in this Appendix, above, the contingent deferred sales
charge will be waived for redemptions of Class A and Class
B shares of a Fund and exchanges of Class A or Class B
shares of a Fund into Class A or Class B shares of a Former
Connecticut Mutual Fund provided that the Class A or Class
B shares of the Fund to be redeemed or exchanged were (i)
acquired prior to March 18, 1996 or (ii) were acquired by
exchange from an Oppenheimer fund that was a Former
Connecticut Mutual Fund. Additionally, the shares of such
Former Connecticut Mutual Fund must have been purchased
prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in
      Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to
      participants or beneficiaries from retirement plans
      qualified under Sections 401(a) or 403(b)(7)of the
      Code, or from IRAs, deferred compensation plans
      created under Section 457 of the Code, or other
      employee benefit plans;
4)    as tax-free returns of excess contributions to such
      retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold
      to any state, county, or city, or any
      instrumentality, department, authority, or agency
      thereof, that is prohibited by applicable investment
      laws from paying a sales charge or concession in
      connection with the purchase of shares of any
      registered investment management company;
   6) in connection with the redemption of shares of the
      Fund due to a combination with another investment
      company by virtue of a merger, acquisition or similar
      reorganization transaction;
   7) in connection with the Fund's right to involuntarily
      redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A
      shares and Class B shares in certain retirement plan
      accounts pursuant to an Automatic Withdrawal Plan but
      limited to no more than 12% of the original value
      annually; or
   9) as involuntary redemptions of shares by operation of
      law, or under procedures set forth in the Fund's
      Articles of Incorporation, or as adopted by the Board
      of Directors of the Fund.
VI.    Special Reduced Sales Charge for Former Shareholders
                  of Advance America Funds, Inc.
------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals,
Oppenheimer U.S. Government Trust, Oppenheimer Strategic
Income Fund and Oppenheimer Capital Income Fund who
acquired (and still hold) shares of those funds as a result
of the reorganization of series of Advance America Funds,
Inc. into those Oppenheimer funds on October 18, 1991, and
who held shares of Advance America Funds, Inc. on March 30,
1990, may purchase Class A shares of those four Oppenheimer
funds at a maximum sales charge rate of 4.50%.
VII.   Sales Charge Waivers on Purchases of Class M Shares
            of Oppenheimer Convertible Securities Fund
------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the
"Fund" in this section) may sell Class M shares at net
asset value without any initial sales charge to the classes
of investors listed below who, prior to March 11, 1996,
owned shares of the Fund's then-existing Class A and were
permitted to purchase those shares at net asset value
without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and
         employees (and their "immediate families" as
         defined in the Fund's Statement of Additional
         Information) of the Fund, the Manager and its
         affiliates, and retirement plans established by
         them or the prior investment advisor of the Fund
         for their employees,
|_|   registered management investment companies or
         separate accounts of insurance companies that had
         an agreement with the Fund's prior investment
         advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with
         the Distributor, if they purchase shares for their
         own accounts or for retirement plans for their
         employees,
|_|   employees and registered representatives (and their
         spouses) of dealers or brokers described in the
         preceding section or financial institutions that
         have entered into sales arrangements with those
         dealers or brokers (and whose identity is made
         known to the Distributor) or with the Distributor,
         but only if the purchaser certifies to the
         Distributor at the time of purchase that the
         purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors
         that had entered into an agreement with the
         Distributor or the prior distributor of the Fund
         specifically providing for the use of Class M
         shares of the Fund in specific investment products
         made available to their clients, and
|_|   dealers, brokers or registered investment advisors
         that had entered into an agreement with the
         Distributor or prior distributor of the Fund's
         shares to sell shares to defined contribution
         employee retirement plans for which the dealer,
         broker, or investment advisor provides
         administrative services.

Sales Charge Waivers Brochure -070604
|_|   .

Oppenheimer Senior Floating Rate Fund

Internet Website:
      www.oppenheimerfunds.com
      ------------------------

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, NY 10281-1008

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, NY 10281-1008

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.CALL OPP (225.5677)

Custodian Bank
      The Deutsche Bank Trust Company of Americas
      60 Wall Street, 17th floor
      NYC60-1701
      New York, NY  10005-2848

Independent Registered Public Accounting Firm
      Deloitte $amp; Touche LLP
      555 Seventeenth Street
      Denver, Colorado 80202

Counsel to the Funds
      Myer, Swanson, Adams $amp; Wolf, P.C.
      1600 Broadway
      Denver, Colorado 80202

Counsel to the Independent Trustees
      Mayer, Brown, Rowe and Maw, LLP
      1675 Broadway
      New York, New York 10019
1234
PX291.001.0904

--------
(1). The term "Independent Trustees" in this Statement of
Additional Information refers to those Trustees who are not
"interested persons" of the Fund and who do not have any
direct or indirect financial interest in the operation of
the distribution plan or any agreement under the plan.
(1) Certain waivers also apply to Class M shares of
Oppenheimer Convertible Securities Fund.
(2) In the case of Oppenheimer Senior Floating Rate Fund, a
continuously-offered closed-end fund, references to
contingent deferred sales charges mean the Fund's Early
Withdrawal Charges and references to "redemptions" mean
"repurchases" of shares.
(3) An "employee benefit plan" means any plan or
arrangement, whether or not it is "qualified" under the
Internal Revenue Code, under which Class N shares of an
Oppenheimer fund or funds are purchased by a fiduciary or
other administrator for the account of participants who are
employees of a single employer or of affiliated employers.
These may include, for example, medical savings accounts,
payroll deduction plans or similar plans. The fund accounts
must be registered in the name of the fiduciary or
administrator purchasing the shares for the benefit of
participants in the plan.
(4) The term "Group Retirement Plan" means any qualified or
non-qualified retirement plan for employees of a
corporation or sole proprietorship, members and employees
of a partnership or association or other organized group of
persons (the members of which may include other groups), if
the group has made special arrangements with the
Distributor and all members of the group participating in
(or who are eligible to participate in) the plan purchase
shares of an Oppenheimer fund or funds through a single
investment dealer, broker or other financial institution
designated by the group. Such plans include 457 plans,
SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than
plans for public school employees. The term "Group
Retirement Plan" also includes qualified retirement plans
and non-qualified deferred compensation plans and IRAs that
purchase shares of an Oppenheimer fund or funds through a
single investment dealer, broker or other financial
institution that has made special arrangements with the
Distributor.
(5) However, that concession will not be paid on purchases
of shares in amounts of $1 million or more (including any
right of accumulation) by a Retirement Plan that pays for
the purchase with the redemption proceeds of Class C shares
of one or more Oppenheimer funds held by the Plan for more
than one year.
(6) This provision does not apply to IRAs.
(7) This provision only applies to qualified retirement
plans and 403(b)(7) custodial plans after your separation
from service in or after the year you reached age 55.
(8) The distribution must be requested prior to Plan
termination or the elimination of the Oppenheimer funds as
an investment option under the Plan.
(9) This provision does not apply to IRAs.
(10) This provision does not apply to loans from 403(b)(7)
custodial plans and loans from the
OppenheimerFunds-sponsored Single K retirement plan.
(11) This provision does not apply to 403(b)(7) custodial
plans if the participant is less than age 55, nor to IRAs.

                           PART C

                     OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

      1.    Financial Statements: Not Applicable.

      2.    Exhibits

(a)   (1)         Amended and Restated  Declaration of Trust
                  dated August 13, 1999 of      Registrant.*
(2)   Amendment  Number  1  dated  August  27,  2002  to the
                        Amended and Restated  Declaration of
                        Trust   dated   August   13,   1999.
                        Previously  filed with  Registrant's
                        Post  Effective   Amendment  No.  9,
                        09/24/02 and incorporated  herein by
                        reference.

(b)   By-Laws of Registrant as amended and restated  through
                  October 23,  2001:  Previously  filed with
                  Registrant's Post Effective  Amendment No.
                  10,  09/17/03 and  incorporated  herein by
                  reference.

            (c)   Not Applicable.

            (d)   Articles  Fourth,  Fifth  and  Seventh  of
                  Registrant's    Amended    and    Restated
                  Declaration  of Trust define the rights of
                  holders    of   the    securities    being
                  registered hereby.

            (e)   Not Applicable.

            (f)   Not Applicable.

            (g)   Form  of  Investment   Advisory  Agreement
                  dated  8/24/99   between   Registrant  and
                  OppenheimerFunds, Inc.*

            (h)   (1)   Form   of   General    Distributor's
                        Agreement   dated  8/24/99   between
                        Registrant   and    OppenheimerFunds
                        Distributors, Inc.*
                  (2)   Form   of   Dealer    Agreement   of
                        OppenheimerFunds Distributor,  Inc.:
                        Previously         filed        with
                        Post-Effective  Amendment  No. 45 to
                        the   Registration    Statement   of
                        Oppenheimer  High  Yield  Fund (Reg.
                        No.    2-62076),    10/26/01,    and
                        incorporated herein by reference.
                  (3)   Form   of   Broker    Agreement   of
                        OppenheimerFunds Distributor,  Inc.:
                        Previously         filed        with
                        Post-Effective  Amendment  No. 45 to
                        the   Registration    Statement   of
                        Oppenheimer  High  Yield  Fund (Reg.
                        No.    2-62076),    10/26/01,    and
                        incorporated herein by reference.
(4)   Form   of   Agency   Agreement   of   OppenheimerFunds
                        Distributor,  Inc.: Previously filed
                        with  Post-Effective  Amendment  No.
                        45 to the Registration  Statement of
                        Oppenheimer  High  Yield  Fund (Reg.
                        No.    2-62076),    10/26/01,    and
                        incorporated herein by reference.
(5)   Form of Trust Company Fund/SERV  Purchase Agreement of
                        OppenheimerFunds Distributor,  Inc.:
                        Previously         filed        with
                        Post-Effective  Amendment  No. 45 to
                        the   Registration    Statement   of
                        Oppenheimer  High  Yield  Fund (Reg.
                        No.    2-62076),    10/26/01,    and
                        incorporated herein by reference.
(6)   Form   of   Trust   Company   Agency    Agreement   of
                        OppenheimerFunds Distributor,  Inc.:
                        Previously         filed        with
                        Post-Effective  Amendment  No. 45 to
                        the   Registration    Statement   of
                        Oppenheimer  High  Yield  Fund (Reg.
                        No.    2-62076),    10/26/01,    and
                        incorporated herein by reference.

(i)   Form of Deferred  Compensation  Plan for Disinterested
                  Trustees:    Filed   with   Post-Effective
                  Amendment  No.  40  to  the   Registration
                  Statement of  Oppenheimer  High Yield Fund
                  (Reg.   No.   2-62076),    10/27/98,   and
                  incorporated herein by reference.

            (j)   (1)   Custodian  Agreement  dated 5/13/02.
                  Previously filed with   Registrant's  Post
                  Effective Amendment No. 9, 09/24/02 and
                  incorporated herein by reference.
(2)   Amended   and   Restated   Foreign   Custody   Manager
                        Agreement  dated 4/3/01:  Previously
                        filed with Post-Effective  Amendment
                        No.    34   to   the    Registration
                        Statement  of  Oppenheimer   Gold  &
                        Special   Minerals  Fund  (Reg.  No.
                        2-82590),        10/25/01,       and
                        incorporated herein by reference.

            (k)   (1)   Amended and  Restated  Service  Plan
                        and  Agreement   dated  4/26/04  for
                        Class  A  Shares:  Previously  filed
                        with        the         Registrant's
                        Post-Effective   Amendment  No.  12,
                        9/27/04 and  incorporated  herein by
                        reference.
                  (2)   Form  of  Distribution  and  Service
                        Plan  dated   8/24/99  for  Class  B
                        shares.*
                  (3)   Amended  and  Restated  Distribution
                        and Service  Plan for Class C Shares
                        dated  2/23/04:   Previously   filed
                        with        the         Registrant's
                        Post-Effective   Amendment  No.  12,
                        9/27/04 and  incorporated  herein by
                        reference.
                              (4)   Oppenheimer        Funds
                        Multiple   Class   Plan  under  Rule
                        18f-3   updated   through   9/15/04:
                        Previously         filed        with
                        Post-Effective  Amendment  No. 24 to
                        the   Registration    Statement   of
                        Oppenheimer  Cash Reserves (Reg. No.
                        33-23223),       09/27/904,      and
                        incorporated herein by reference.

                        (l)   (1)   Opinion     of     Myer,
                        Swanson,   Adams   &   Wolf,   P.C.,
                        counsel  to  Registrant,  as to  the
                        legality   of  the  Fund's   shares:
                        Filed herewith.
                  (2)   Opinion of Goodwin,  Procter & Hoar,
                        special   Massachusetts  counsel  to
                        Registrant,  as to the  legality  of
                        the Fund's shares dated 8/26/99.*

            (m)   Not Applicable.

            (n)   Independent  Registered  Public Accounting
                        Firm's Consent, filed herewith.

            (o)   Not Applicable.

            (p)   Subscription    Agreement    for   Initial
Capital dated 8/24/99.*

            (q)   Not Applicable.

(r)   Amended   and   Restated   Code  of   Ethics   of  the
                  Oppenheimer   Funds  dated  May  15,  2002
                  under   Rule   17j-1  of  the   Investment
                  Company  Act  of  1940:  Previously  filed
                  with  Post-Effective  Amendment  No. 29 to
                  the Registration  Statement of Oppenheimer
                  Discovery   Fund   (Reg.   No.    33-371),
                  11/21/02,   and  incorporated   herein  by
                  reference.

            --    Powers of  Attorneys  for John V.  Murphy,
                  Brian  Wixted  and all  Trustees/Directors
                  Officers.

ITEM 25. MARKETING ARRANGEMENTS

      See Form of General  Distributor's  Agreement filed by
pre-effective  amendment  Number  1 as  Exhibit  (h) to this
Registration Statement.

*  Filed   with   pre-effective   amendment   Number   1  to
Registrant's  registration  statement  on Form N-2,  8/31/99
(Reg. No. 333-82579), and incorporated herein by reference.

ITEM 26. OTHER  EXPENSES OF ISSUANCE AND  DISTRIBUTION:  All
of  the  Registrant's   initial  organization  and  offering
expenses  have been absorbed by  OppenheimerFunds,  Inc. The
additional    registration   fees   for   the   Registrant's
securities are detailed in Part A, Prospectus cover page.

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

            Not applicable.
------------------------------------------------------------

ITEM 28. NUMBER OF HOLDERS OF SECURITIES
------------------------------------------------------------

------------------------------------------------------------
Title of Class                    Number of  Record  Holders
as of February 28, 2005
------------------------------------------------------------
Class A Shares of Beneficial Interest     21,152
Class B Shares of Beneficial Interest           16,667
Class C Shares of Beneficial Interest           29,624

ITEM 29. INDEMNIFICATION

      Reference is made to the  provisions  of Article Seven
of  Registrant's  Amended and Restated  Declaration of Trust
filed as Exhibit 2(a) to this  Registration  Statement,  and incorporated herein by reference.

      Insofar as  indemnification  for  liabilities  arising
under  the  Securities  Act  of  1933  may be  permitted  to trustees,  officers and  controlling  persons of  Registrant
pursuant  to  the   foregoing   provisions   or   otherwise,
Registrant  has  been  advised  that in the  opinion  of the
Securities and Exchange  Commission such  indemnification is against  public policy as expressed in the Securities Act of
1933 and is, therefore,  unenforceable.  In the event that a claim for  indemnification  against such liabilities  (other than the payment by Registrant of expenses  incurred or paid by a trustee,  officer or  controlling  person of Registrant
in  the   successful   defense  of  any   action,   suit  or
proceeding)   is  asserted  by  such  trustee,   officer  or
controlling  person,  Registrant will, unless in the opinion of its  counsel the matter has been  settled by  controlling precedent,  submit  to a court of  appropriate  jurisdiction the question whether such  indemnification  by it is against public  policy as  expressed in the  Securities  Act of 1933 and  will be  governed  by the  final  adjudication  of such issue.

ITEM  30.  BUSINESS  AND  OTHER  CONNECTIONS  OF  INVESTMENT
ADVISER

      (a)   The    description    of   the    business    of
OppenheimerFunds,  Inc. is set forth under the caption  "How the Fund is Managed" in the  Prospectus and the Statement of
Additional  Information  forming  part of this  Registration
Statement.

      (b) The  information  as to the Directors and Officers
of  OppenheimerFunds,  Inc.  set forth in  OppenheimerFunds,
Inc.'s  Form ADV  filed  with the  Securities  and  Exchange
Commission (File No.  801-825),  as amended through the date hereof, is incorporated herein by reference.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

1.    Accounts  and  records of the Fund are  maintained  at
   (i)  the  Fund's   office  at  6803  South   Tucson  Way,
   Centennial,  Colorado  80112  and  (ii)  the  offices  of
   OppenheimerFunds,  Inc.  at Two World  Financial  Center,
   225  Liberty  Street-  11th  Floor,  New  York,  New York
   10281-1008.

2.    OppenheimerFunds   Services,  P.O.  Box  5270  Denver,
   Colorado  80217,  maintains  all the required  records in
   its   capacity   as   transfer,   dividend   paying   and
   shareholder service agent of the Registrant.

ITEM 32.  MANAGEMENT SERVICES

      Not Applicable.

ITEM 33. UNDERTAKINGS

      1.    Not Applicable.

      2.    Not Applicable.

      3.    Not Applicable.

      4.    a.    To file during any period in which  offers
or sales are being made, a post-effective  amendment to this
registration  statement:   (i)  to  include  any  prospectus
required by Section  10(a)(3) of the Securities Act of 1933;
(ii) to  reflect  in the  Prospectus  any  facts  or  events
arising  after  the  effective  date  of  the   registration
statement  (or  the  most  recent  post-effective  amendment thereof) which, individually or in the aggregate,  represent a  fundamental  change in the  information  set forth in the registration  statement;  and (iii) to include any  material information  with  respect to the plan of  distribution  not previously  disclosed in the  registration  statement or any material  change  to such  information  in the  registration statement.

            b.    That, for the purpose of  determining  any
liability  under  the  Securities  Act of  1933,  each  such post-effective  amendment  shall  be  deemed  to  be  a  new registration  statement  relating to the securities  offered therein,  and the offering of such  securities  at that time shall  be  deemed  to be  the  initial  bona  fide  offering thereof.

            c.    To remove  from  registration  by means of
post-effective   amendment  any  of  the  securities   being
registered  which remain  unsold at the  termination  of the offering.

            5.    Not Applicable.

            6.    The  Registrant   undertakes  to  send  by
first class mail or other means  designed to ensure  equally prompt  delivery,  within two business  days of receipt of a
written  or  oral  request,   any  Statement  of  Additional
Information.

                         SIGNATURES

Pursuant to the  requirements  of the Securities Act of 1933 and the Investment  Company Act of 1940, the Registrant duly caused  this  Registration  Statement  to be  signed  on its behalf by the  undersigned,  thereunto duly  authorized,  in the City of New York and  State of New  York,  on this  18th day of May, 2005.

                              OPPENHEIMER SENIOR FLOATING
RATE FUND

                                                By:   By:
                                         /s/ John V. Murphy*

               ---------------------------------------------
                                  John V. Murphy, President,
                       Principal Executive Officer & Trustee

Pursuant to the  requirements of the Securities Act of 1933, this  Registration  Statement  has been signed  below by the
following   persons  in  the  capacities  and  on  the  date
indicated:

Signatures                          Title
----------                          -----
Date
----

/s/ William L. Armstrong*    Chairman of the
May 18, 2005
---------------------------  Board of Trustees
William L. Armstrong

/s/ John V. Murphy*          President, Principal
May 18, 2005
------------------------     Executive Officer & Trustee
John V. Murphy

/s/ Brian W. Wixted*         Treasurer, Principal
May 18, 2005
-------------------------    Financial &
Brian W. Wixted              Accounting Officer

/s/ Robert G. Avis*          Trustee
May 18, 2005
---------------------
Robert G. Avis

/s/ George Bowen*            Trustee
May 18, 2005
----------------------
George Bowen

/s/ Edward Cameron*          Trustee
May 18, 2005
------------------------
Edward Cameron

/s/ Jon S. Fossel*           Trustee
May 18, 2005
--------------------
Jon S. Fossel

/s/ Sam Freedman*            Trustee
May 18, 2005
---------------------
Sam Freedman

/s/ F. William Marshall, Jr.*
Trustee                      May 18, 2005
----------------------------
F. William Marshall, Jr.

*By: /s/ Mitchell J. Lindauer
        -----------------------------------------
        Mitchell J. Lindauer, Attorney-in-Fact

           OPPENHEIMER SENIOR FLOATING RATE FUND

            Registration Statement No. 333-82579

                       EXHIBITS FILED

Exhibit No.       Exhibit
------------      -------

2 (l)(1)          Opinion  of Myer,  Swanson,  Adams &
                  Wolf, P.C.

(n)               Independent  Registered  Public Accounting
                  Firm's consent